As filed with the Securities and Exchange Commission on

January 27, 2022

Registration No. 33-51017

811-07121

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-1A

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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Pre-Effective Amendment No.	/ /
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Post-Effective Amendment No. 46	/ X /
and/or	----
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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
ACT OF 1940	----
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Amendment No. 50	/ X /

(Check appropriate box or boxes)	----
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PUTNAM ASSET ALLOCATION FUNDS
(Exact Name of Registrant as Specified in Charter)

100 Federal Street, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000

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It is proposed that this filing will become effective
(check appropriate box)
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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on January 30, 2022 pursuant to paragraph (b)
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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STEPHEN J. TATE, Vice President
PUTNAM ASSET ALLOCATION FUNDS
100 Federal Street
Boston, Massachusetts 02110
(Name and address of agent for service)
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Copy to:
BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036
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This Post-Effective Amendment relates solely to the Registrant's Putnam Dynamic Asset Allocation Growth Fund, Putnam Dynamic Asset Allocation Balanced Fund and Putnam Dynamic Asset Allocation Conservative Fund series. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

Putnam
Dynamic Asset Allocation
Funds

Prospectus

1 | 30 | 22

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS R	CLASS R5	CLASS R6	CLASS Y
Putnam Dynamic Asset Allocation Growth Fund	PAEAX	PAEBX	PAECX	—	PASRX	PADEX	PAEEX	PAGYX
Putnam Dynamic Asset Allocation Balanced Fund	PABAX	PABBX	AABCX	—	PAARX	PAADX	PAAEX	PABYX
Putnam Dynamic Asset Allocation Conservative Fund	PACAX	PACBX	PACCX	—	PACRX	PACDX	PCCEX	PACYX

Fund summaries	2
What are each fund’s main investment strategies and related risks?	20
Who oversees and manages the funds?	28
How do the funds price their shares?	30
How do I buy fund shares?	31
How do I sell or exchange fund shares?	41
Policy on excessive short-term trading	44
Distribution plans and payments to dealers	46
Fund distributions and taxes	48
Financial highlights	50
Appendix	64

Investment Category: Asset Allocation

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summaries

Putnam Dynamic Asset Allocation Growth Fund

Goal

Putnam Dynamic Asset Allocation Growth Fund seeks capital appreciation.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 31 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	None	5.00%**
Class C	None	1.00%***
Class P	None	None
Class R	None	None
Class R5	None	None
Class R6	None	None
Class Y	None	None

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.58%	0.25%	0.19%	1.02%
Class B	0.58%	1.00%	0.19%	1.77%
Class C	0.58%	1.00%	0.19%	1.77%
Class P	0.58%	—	0.06%	0.64%
Class R	0.58%	0.50%	0.19%	1.27%
Class R5	0.58%	—	0.20%	0.78%
Class R6	0.58%	—	0.10%	0.68%
Class Y	0.58%	—	0.19%	0.77%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
2 Prospectus

**	This charge is phased out over six years.
***	This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$673	$881	$1,106	$1,751
Class B	$680	$857	$1,159	$1,886
Class B (no redemption)	$180	$557	$959	$1,886
Class C	$280	$557	$959	$1,886
Class C (no redemption)	$180	$557	$959	$1,886
Class P	$65	$205	$357	$798
Class R	$129	$403	$697	$1,534
Class R5	$80	$249	$433	$966
Class R6	$69	$218	$379	$847
Class Y	$79	$246	$428	$954

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 168%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	80%	65-95%
Fixed Income	20%	5-35%
Prospectus 3

We invest mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund’s performance and lead to losses on your investment in the fund. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which is the risk that the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have

4 Prospectus

to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Best calendar quarter Q2 2020	17.16%
Worst calendar quarter Q1 2020	-18.14%
Prospectus 5

Average annual total returns after sales charges (for periods ended 12/31/21)

Share class	1 year	5 years	10 years
Class A before taxes	10.04%	10.48%	10.90%
Class A after taxes on distributions	5.80%	8.26%	9.07%
Class A after taxes on distributions and sale of fund shares	7.54%	7.59%	8.32%
Class B before taxes	10.90%	10.70%	10.90%
Class C before taxes	14.90%	10.96%	10.89%
Class P before taxes*	17.23%	12.25%	11.93%
Class R before taxes	16.49%	11.53%	11.28%
Class R5 before taxes*	17.05%	12.09%	11.85%
Class R6 before taxes*	17.18%	12.21%	11.96%
Class Y before taxes	17.10%	12.07%	11.84%
Russell 3000® Index**(no deduction for fees, expenses or taxes)	25.66%	17.97%	16.30%
Putnam Growth Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	16.66%	13.69%	12.15%
*	Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.
**	Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.
The Putnam Growth Blended Benchmark is an unmanaged index administered by Putnam Management, 60% of which is the Russell 3000® Index, 15% of which is the MSCI EAFE Index (ND), 15% of which is the Bloomberg U.S. Aggregate Bond Index†, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI Emerging Markets Index (ND).
†	Source: Bloomberg Index Services Limited.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Class B and C share performance reflects conversion to class A shares after eight years.
6 Prospectus

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2002

Brett Goldstein
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2019

Adrian Chan
Portfolio Manager, portfolio manager
of the fund since 2021

James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

Jason Vaillancourt*
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC**

*	Jason Vaillancourt will serve as a portfolio manager of the Fund until March 31, 2022.
**	Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 19.

Putnam Dynamic Asset Allocation Balanced Fund

Goal

Putnam Dynamic Asset Allocation Balanced Fund seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 31 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Prospectus 7

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	None	5.00%**
Class C	None	1.00%***
Class P	None	None
Class R	None	None
Class R5	None	None
Class R6	None	None
Class Y	None	None

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.51%	0.25%	0.18%	0.94%
Class B	0.51%	1.00%	0.18%	1.69%
Class C	0.51%	1.00%	0.18%	1.69%
Class P	0.51%	—	0.05%	0.56%
Class R	0.51%	0.50%	0.18%	1.19%
Class R5	0.51%	—	0.19%	0.70%
Class R6	0.51%	—	0.09%	0.60%
Class Y	0.51%	—	0.18%	0.69%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

8 Prospectus

Share class	1 year	3 years	5 years	10 years
Class A	$665	$857	$1,065	$1,663
Class B	$672	$833	$1,118	$1,799
Class B (no redemption)	$172	$533	$918	$1,799
Class C	$272	$533	$918	$1,799
Class C (no redemption)	$172	$533	$918	$1,799
Class P	$57	$179	$313	$701
Class R	$121	$378	$654	$1,443
Class R5	$72	$224	$390	$871
Class R6	$61	$192	$335	$750
Class Y	$70	$221	$384	$859

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 253%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	60%	45-75%
Fixed Income	40%	25-55%

We invest mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent

Prospectus 9

derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund’s performance and lead to losses on your investment in the fund. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which is the risk that the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid. Our use of derivatives may increase the risks

10 Prospectus

of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Best calendar quarter Q2 2020	13.38%
Worst calendar quarter Q1 2020	-13.19%
Prospectus 11

Average annual total returns after sales charges (for periods ended 12/31/21)

Share class	1 year	5 years	10 years
Class A before taxes	6.80%	8.54%	9.13%
Class A after taxes on distributions	3.30%	6.71%	7.69%
Class A after taxes on distributions and sale of fund shares	5.06%	6.16%	6.98%
Class B before taxes	7.52%	8.73%	9.14%
Class C before taxes	11.51%	9.03%	9.13%
Class P before taxes*	13.76%	10.26%	10.13%
Class R before taxes	13.09%	9.57%	9.51%
Class R5 before taxes*	13.60%	10.12%	10.06%
Class R6 before taxes*	13.79%	10.23%	10.17%
Class Y before taxes	13.69%	10.11%	10.06%
Russell 3000® Index **(no deduction for fees, expenses or taxes)	25.66%	17.97%	16.30%
Putnam Balanced Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	13.22%	11.64%	10.41%
*	Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.
**	Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.
The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Management, 50% of which is the Russell 3000® Index, 35% of which is the Bloomberg U.S. Aggregate Bond Index†, 10% of which is the MSCI EAFE Index (ND) and 5% of which is the JPMorgan Developed High Yield Index.
†	Source: Bloomberg Index Services Limited.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Class B and C share performance reflects conversion to class A shares after eight years.
12 Prospectus

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2002

Brett Goldstein
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2019

Adrian Chan
Portfolio Manager, portfolio manager
of the fund since 2021

James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

Jason Vaillancourt*
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC**

*	Jason Vaillancourt will serve as a portfolio manager of the Fund until March 31, 2022.
**	Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 19.

Putnam Dynamic Asset Allocation Conservative Fund

Goal

Putnam Dynamic Asset Allocation Conservative Fund seeks total return consistent with preservation of capital. Total return is composed of capital appreciation and income.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 31 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Prospectus 13

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	None	5.00%**
Class C	None	1.00%***
Class P	None	None
Class R	None	None
Class R5	None	None
Class R6	None	None
Class Y	None	None

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.51%	0.25%	0.21%	0.97%
Class B	0.51%	1.00%	0.21%	1.72%
Class C	0.51%	1.00%	0.21%	1.72%
Class P	0.51%	—	0.08%	0.59%
Class R	0.51%	0.50%	0.21%	1.22%
Class R5	0.51%	—	0.19%	0.70%
Class R6	0.51%	—	0.12%	0.63%
Class Y	0.51%	—	0.21%	0.72%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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Share class	1 year	3 years	5 years	10 years
Class A	$668	$866	$1,080	$1,696
Class B	$675	$842	$1,133	$1,831
Class B (no redemption)	$175	$542	$933	$1,831
Class C	$275	$542	$933	$1,831
Class C (no redemption)	$175	$542	$933	$1,831
Class P	$60	$189	$329	$738
Class R	$124	$387	$670	$1,477
Class R5	$72	$224	$390	$871
Class R6	$64	$202	$351	$786
Class Y	$74	$230	$401	$894

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 380%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	30%	15-45%
Fixed Income	70%	55-85%

We invest mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We may also select other investments that do not fall within these asset classes. We typically use

Prospectus 15

to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund’s performance and lead to losses on your investment in the fund. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which is the risk that the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid. Our use of derivatives may increase the risks

16 Prospectus

of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Best calendar quarter Q2 2020	7.90%
Worst calendar quarter Q4 2018	-5.37%
Prospectus 17

Average annual total returns after sales charges (for periods ended 12/31/21)

Share class	1 year	5 years	10 years
Class A before taxes	-0.43%	5.06%	5.81%
Class A after taxes on distributions	-1.82%	3.92%	4.57%
Class A after taxes on distributions and sale of fund shares	0.05%	3.58%	4.20%
Class B before taxes	-0.09%	5.19%	5.80%
Class C before taxes	3.84%	5.52%	5.80%
Class P before taxes*	6.11%	6.74%	6.78%
Class R before taxes	5.43%	6.05%	6.17%
Class R5 before taxes*	6.00%	6.62%	6.75%
Class R6 before taxes*	5.97%	6.68%	6.81%
Class Y before taxes	5.96%	6.59%	6.70%
Bloomberg U.S. Aggregate Bond Index† (no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
Putnam Conservative Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	5.84%	7.73%	6.79%
*	Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.
†	Source: Bloomberg Index Services Limited.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
The Putnam Conservative Blended Benchmark is an unmanaged index administered by Putnam Management, 65% of which is the Bloomberg U.S. Aggregate Bond Index†, 25% of which is the Russell 3000® Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI EAFE Index (ND).
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.
Class B and C share performance reflects conversion to class A shares after eight years.
18 Prospectus

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2002

Brett Goldstein
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2019

Adrian Chan
Portfolio Manager, portfolio manager
of the fund since 2021

James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

Jason Vaillancourt*
Co-Head of Global Asset Allocation,
portfolio manager of the fund since 2008

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC**

*	Jason Vaillancourt will serve as a portfolio manager of the Fund until March 31, 2022.
**	Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

Important Additional Information About All Funds

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Prospectus 19

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

There are three funds in the Putnam Global Asset Allocation suite. These funds pursue their goals by making strategic allocations to equity and fixed income asset classes, and by adjusting these allocations dynamically within certain specified ranges as market conditions change.

EQUITY INVESTMENTS

  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries or sectors.

The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

20 Prospectus

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, lack profitability or depend on a small management group. Stocks of these companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, stocks of small and midsize companies, at times, may not perform as well as stocks of larger companies or the stock market in general, and may be out of favor with investors for varying periods of time. Small companies in foreign countries could be relatively smaller than those in the United States.

FIXED INCOME INVESTMENTS

  Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, a fund might not benefit from any increase in value as a result of declining interest rates.

Prospectus 21

  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or that are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Fund’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced (or increased) after we buy it.

Investments rated below BBB or its equivalent are below-investment-grade in quality and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of the investment will usually be more volatile and is likely to fall. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the fund invests. This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we

22 Prospectus

perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

BOTH ASSET CLASSES

  Foreign investments. Each fund may invest in the securities of foreign companies, but the Growth Fund invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:
—	Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.
—	Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.
Prospectus 23

—	Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.
—	Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.
—	Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, we may at times find it difficult to value the funds’ foreign investments.
—	Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.
—	Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically
24 Prospectus

move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long or short term interest rates (in the United States or abroad) or to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. In addition, derivatives positions that offset each other may be netted together for purposes of our policy on strategic allocation between stocks and bonds.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about additional types and risks of derivatives and the funds’ asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

  Liquidity and illiquid investments. We may invest up to 15% of a fund’s net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining a fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. We may not be able to sell a fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.
  Market risk. The value of investments in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including, perceptions about monetary policy, interest rates or the risk of default);
Prospectus 25

government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war); and factors related to a specific issuer, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These risks may be exacerbated during economic downturns or other periods of economic stress.

The novel coronavirus (COVID-19) pandemic and efforts to contain its spread have negatively affected, and are likely to continue to negatively affect, the global economy, the economies of the United States and other individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and these effects may continue for an extended period of time and may increase in severity over time. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, and liquidity of some securities and other assets. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on a fund’s investments. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to a fund, including the risks disclosed in this prospectus, which could negatively impact the fund’s performance and lead to losses on your investment in the fund.

  Model risk. We use proprietary models and data supplied by third parties. We use models and data to, among other things, identify and assess trends and market opportunities and provide risk management insights. We regularly enhance and update our models to reflect developing research, fundamental analysis, and access to new data. If the quantitative models or data used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and may cause the fund to underperform its benchmark or other funds with a similar investment goal, and the fund may realize losses. In addition, models may incorrectly forecast future behavior, leading to potential losses. Use of these models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the fund.
26 Prospectus

All models require data. Some of the models that we may use are typically constructed based on historical data, and the success of these models is dependent largely on the accuracy and reliability of the supplied historical data. If incorrect data is entered into a model, the resulting output will be incorrect.

  Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
  Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index). Each fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management or its affiliates. The percentage of a fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, purchase and redemption activity by fund shareholders, and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise and to meet shareholder redemption requests. Large cash positions may dampen performance and may prevent a fund from achieving its goal. A fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of a fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, a fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.
Prospectus 27

  Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided in the prospectus or SAI.
  Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently a fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that a fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. Each fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of a fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed monthly beginning on the 8th business day after the end of each month. This information will remain available on the website at least until a fund files a Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the funds or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

28 Prospectus

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
100 Federal Street
Boston, MA 02110

The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business.

The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated September 30, 2021.

Each fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

The Growth Fund, Balanced Fund and Conservative Fund paid Putnam Management a management fee (after any applicable waivers) of 0.58%, 0.51% and 0.51%, respectively, of average net assets for each fund’s last fiscal year.

Putnam Management’s address is 100 Federal Street, Boston, MA 02110.

Putnam Management has retained its affiliate PIL to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the funds) pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets for Putnam Dynamic Asset Allocation Growth Fund, Dynamic Asset Allocation Balanced Fund or Dynamic Asset Allocation Conservative Fund. If PAC were to manage any fund assets for the aforementioned funds, Putnam Management or PIL, as applicable (and not the funds), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled

Prospectus 29

investment vehicles, has its headquarters at 100 Federal Street, Boston, MA 02110, with additional investment management personnel located in Singapore.

Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the funds or provide other investment services, consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of each fund’s portfolio.
Portfolio managers	Joined funds	Employer	Positions over past five years
Robert Schoen	2002	Putnam Management 1997 - Present	Co-Chief Investment Officer, Global Asset Allocation Previously, Co-Head of Global Asset Allocation
Brett Goldstein	2019	Putnam Management 2010 - Present	Co-Chief Investment Officer, Global Asset Allocation Previously, Portfolio Manager and Analyst
Adrian Chan	2021	Putnam Management 2008 - Present	Portfolio Manager
James Fetch	2008	Putnam Management 1994 - Present	Co-Head of Global Asset Allocation
Jason Vaillancourt*	2008	Putnam Management 1999 - Present	Co-Head of Global Asset Allocation
*	Jason Vaillancourt will serve as a portfolio manager of each fund until March 31, 2022.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

The price of a fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by each fund’s Trustees or dealers

30 Prospectus

selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of a fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and the closing prices for securities in those markets or exchanges may not reflect events that occur after the close but before the scheduled close of regular trading on the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market, after the close of the foreign securities markets, that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the scheduled close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

Each fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B and C shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

Prospectus 31

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in an employer-sponsored retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of these funds through the plan, including any restrictions or limitations that may apply.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at the NAV per share determined after confirmation of a purchase order by Putnam Investor Services.

Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide additional identifying documentation. For trusts, the fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The funds are unable to accept new accounts if any required information is not provided. If Putnam Investor Services cannot verify identifying information after opening your account, the funds reserve the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. Putnam Investor Services may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
32 Prospectus

  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you three classes of fund shares: A, B and C. Employer-sponsored retirement plans may also choose class R, R5 or R6 shares, and certain investors described below may also choose class Y or R6 shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.
  How much you intend to invest. While investments of less than $100,000 can be made in any share class, class A offers sales charge discounts starting at $50,000.
  Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.
Prospectus 33

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees.

Class B shares

  Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.
  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees, provided that Putnam Investor Services or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Investors should consult their financial representative for more information about their eligibility for class C share conversion. Prior to March 1, 2021, class C shares converted to class A shares after ten years.
  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right
34 Prospectus

of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

  May be exchanged automatically for class A shares if the shareholder is investing through an account or platform with a financial intermediary, to the extent described in the Appendix, provided that class A shares are available for purchase by residents in the shareholder’s jurisdiction.

Class P shares

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, R , R5 or R6 shares because of no 12b-1 fees and lower investor servicing fees.

Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class R5 shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees and lower investor servicing fees
  Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees
  Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees (Conservative Fund only)
  Higher annual expenses, and lower dividends, than class Y shares because of higher investor servicing fees (Growth Fund and Balanced Fund only).

Class R6 shares (available only to investors listed below)

  The following investors may purchase class R6 shares:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;
Prospectus 35

—	investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;
—	investors purchasing shares through a commission-based platform of a registered broker dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;
—	corporations, endowments, foundations and other institutional investors that have been approved by Putnam;
—	unaffiliated investment companies (whether registered or private) that have been approved by Putnam; and
—	health savings accounts (HSAs) purchasing shares through a registered broker-dealer or other financial institution.
  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees and lower investor servicing fees
  Lower annual expenses, and higher dividends, than class R5 or Y shares because of lower investor servicing fees.

Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;
—	bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
—	corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
—	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
—	other Putnam funds and Putnam investment products;
—	investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;
—	investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and SAI, and that has entered into an agreement with Putnam Retail Management Limited Partnership (PRM) to offer class Y shares through such a program;
36 Prospectus

—	clients of a financial representative who are charged a fee for consulting or similar services;
—	corporations, endowments, foundations, and other institutional investors that have been approved by Putnam;
—	unaffiliated investment companies (whether registered or private) that have been approved by Putnam;
—	current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and
—	personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C or R shares because of no 12b-1 fees
Prospectus 37

  Higher annual expenses, and lower dividends, than class R5 shares because of higher investor servicing fees (Conservative Fund only)
  Lower annual expenses, and higher dividends, than class R5 shares because of lower investor servicing fees (Growth Fund and Balanced Fund only)
  Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

Initial sales charges for class A shares

	Class A sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%
50,000 but under 100,000	4.71	4.50
100,000 but under 250,000	3.63	3.50
250,000 but under 500,000	2.56	2.50
500,000 but under 1,000,000	2.04	2.00
1,000,000 and above	NONE	NONE
*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.

Reducing your class A sales charge

Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, a fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not
38 Prospectus

purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A shares

The following categories of investors are eligible to purchase class A shares without payment of a sales charge:

(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for
Prospectus 39

the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;
(ii)	clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);
(iii)	registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);
(iv)	a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;
(v)	clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee;
(vi)	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(vii)	shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)	a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);
(ii)	a redemption of shares that are no longer subject to the CDSC holding period therefor;
(iii)	a redemption of shares that were issued upon the reinvestment of distributions by the fund;
40 Prospectus

(iv)	a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Ultra Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and
(v)	in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
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  Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%
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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within twelve months of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. Each fund typically expects to send you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund typically expects to send payment for your shares within three business days after your request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, each fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, each fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, each fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the SAI.

To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. The fund generally expects to use in-kind redemptions only in stressed market conditions or stressed conditions specific to the fund, such as redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. The fund will not use in-kind redemptions for retail investors who hold shares of the fund through a financial intermediary. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. Each fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind

Prospectus 43

redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

  Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing a fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase a fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce a fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

44 Prospectus

  Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. Putnam Management measures excessive short-term trading in each fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded, by a redemption or exchange out of the same fund. If Putnam Management’s Compliance Department determines that an investor has engaged in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or financial intermediary following a warning may lead to termination of the exchange privilege for that investor or the financial intermediary initiating the trades on the investor’s behalf. Putnam Management may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund or other Putnam funds, and may aggregate activity in multiple accounts in the fund or other Putnam funds that Putnam Management believes are under common ownership or control for purposes of determining whether the activity is excessive. If Putnam Management identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges, such as the telephone exchange privilege or the ability to initiate online exchanges via Putnam’s Individual Investor website. Putnam Management may also temporarily or permanently bar the investor or financial intermediary from investing in the fund or other Putnam funds. Putnam Management may take these steps in its discretion even if the investor’s activity does not fall within Putnam Management’s current monitoring parameters for the fund.
  Limitations on the funds’ policies. There is no guarantee that these policies will be able to detect excessive trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each
Prospectus 45

investor’s trading history, and in certain circumstances there may be operational or technological constraints on its ability to enforce the funds’ policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading. In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of each fund’s shares held in the omnibus account. Putnam Management monitors cash flows into and out of the fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, Putnam Management will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, Putnam Management’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class R shares. The Trustees currently limit payments on class A and class R shares to 0.25% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class R shares, unlike class B and class C shares, do not convert to class A shares, class R shares may cost you more over time than class B and class C shares. Class P, class R5, class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.
46 Prospectus

  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in a fund through dealer platforms, and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2021 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also

Prospectus 47

ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. A fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

The Growth Fund, Balanced Fund and Conservative Fund normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that a fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions that a fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of the relevant fund or other Putnam funds.

48 Prospectus

Distributions by a fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

A fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial highlights

The financial highlights tables are intended to help you understand a fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in a fund, assuming reinvestment of all dividends and distributions. The financial highlights have been audited by PricewaterhouseCoopers, LLP. The Independent Registered Public Accounting Firm’s reports and each fund’s financial statements are included in each funds’ annual report to shareholders, which is available upon request.

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Prospectus 51

Financial highlights: Putnam Dynamic Asset Allocation Growth Fund
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2021	$16.98	.15	3.91	4.06	(.09)	—	(.09)	$20.95	23.97	$1,762,933	1.02	.77	168
September 30, 2020	15.91	.18	1.15	1.33	(.26)	—	(.26)	16.98	8.40	1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
Class B
September 30, 2021	$16.54	— [e]	3.81	3.81	—	—	—	$20.35	23.04	$31,070	1.77	.01	168
September 30, 2020	15.49	.06	1.11	1.17	(.12)	—	(.12)	16.54	7.58	35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
Class C
September 30, 2021	$15.77	— [e]	3.63	3.63	—	—	—	$19.40	23.02	$213,419	1.77	.03	168
September 30, 2020	14.79	.06	1.07	1.13	(.15)	—	(.15)	15.77	7.63	208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
Class P
September 30, 2021	$17.25	.23	3.97	4.20	(.16)	—	(.16)	$21.29	24.45	$323,609.64		1.16	168
September 30, 2020	16.16	.25	1.17	1.42	(.33)	—	(.33)	17.25	8.82	274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
Class R
September 30, 2021	$16.52	.10	3.81	3.91	(.03)	—	(.03)	$20.40	23.68	$23,901	1.27	.52	168
September 30, 2020	15.49	.14	1.11	1.25	(.22)	—	(.22)	16.52	8.10	22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
Class R5
September 30, 2021	$17.20	.21	3.94	4.15	(.13)	—	(.13)	$21.22	24.24	$15,534.78		1.02	168
September 30, 2020	16.11	.23	1.16	1.39	(.30)	—	(.30)	17.20	8.70	13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124

See notes to financial highlights at the end of this section.

52 Prospectus	Prospectus 53

Financial highlights: Putnam Dynamic Asset Allocation Growth Fund
(Continued)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class R6
September 30, 2021	$17.25	.23	3.96	4.19	(.15)	—	(.15)	$21.29	24.41	$390,780.68		1.12	168
September 30, 2020	16.16	.25	1.16	1.41	(.32)	—	(.32)	17.25	8.79	353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
Class Y
September 30, 2021	$17.21	.21	3.95	4.16	(.13)	—	(.13)	$21.24	24.27	$301,154.77		1.03	168
September 30, 2020	16.12	.23	1.16	1.39	(.30)	—	(.30)	17.21	8.67	271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees, if any.
[d]	Portfolio turnover includes TBA purchase and sale commitments.
[e]	Amount represents less than $0.01 per share.
54 Prospectus	Prospectus 55

Financial highlights: Putnam Dynamic Asset Allocation Balanced Fund
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2021	$15.34	.18	2.67	2.85	(.17)	(.10)	(.27)	$17.92	18.66	$1,438,004.94		1.07	253
September 30, 2020	14.55	.20	.84	1.04	(.25)	—	(.25)	15.34	7.31	1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
Class B
September 30, 2021	$15.29	.05	2.67	2.72	(.04)	(.10)	(.14)	$17.87	17.80	$29,057	1.69	.32	253
September 30, 2020	14.49	.09	.84	.93	(.13)	—	(.13)	15.29	6.54	36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
Class C
September 30, 2021	$14.88	.05	2.59	2.64	(.05)	(.10)	(.15)	$17.37	17.76	$224,072	1.69	.33	253
September 30, 2020	14.11	.09	.82	.91	(.14)	—	(.14)	14.88	6.57	226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
Class P
September 30, 2021	$15.38	.25	2.68	2.93	(.24)	(.10)	(.34)	$17.97	19.12	$288,282.56		1.45	253
September 30, 2020	14.59	.26	.84	1.10	(.31)	—	(.31)	15.38	7.73	260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
Class R
September 30, 2021	$15.20	.14	2.65	2.79	(.13)	(.10)	(.23)	$17.76	18.39	$20,763	1.19	.82	253
September 30, 2020	14.42	.17	.82	.99	(.21)	—	(.21)	15.20	7.01	24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
Class R5
September 30, 2021	$15.38	.23	2.67	2.90	(.21)	(.10)	(.31)	$17.97	18.95	$10,957.70		1.31	253
September 30, 2020	14.58	.24	.85	1.09	(.29)	—	(.29)	15.38	7.64	10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200

See notes to financial highlights at the end of this section.

56 Prospectus	Prospectus 57

Financial highlights: Putnam Dynamic Asset Allocation Balanced Fund
(Continued)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class R6
September 30, 2021	$15.37	.24	2.68	2.92	(.23)	(.10)	(.33)	$17.96	19.08	$332,275.60		1.41	253
September 30, 2020	14.58	.26	.83	1.09	(.30)	—	(.30)	15.37	7.68	320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
Class Y
September 30, 2021	$15.37	.23	2.69	2.92	(.22)	(.10)	(.32)	$17.97	19.04	$387,168.69		1.32	253
September 30, 2020	14.58	.24	.84	1.08	(.29)	—	(.29)	15.37	7.57	350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Portfolio turnover includes TBA purchase and sale commitments.
58 Prospectus	Prospectus 59

Financial highlights: Putnam Dynamic Asset Allocation Conservative Fund
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
September 30, 2021	$11.22	.14	.87	1.01	(.16)	(.24)	(.40)	$11.83	9.14	$461,749.97		1.21	380
September 30, 2020	10.76	.16	.55	.71	(.22)	(.03)	(.25)	11.22	6.70	447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
Class B
September 30, 2021	$11.12	.05	.86	.91	(.07)	(.24)	(.31)	$11.72	8.31	$6,997	1.72	.45	380
September 30, 2020	10.67	.08	.54	.62	(.14)	(.03)	(.17)	11.12	5.87	9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
Class C
September 30, 2021	$11.06	.05	.86	.91	(.07)	(.24)	(.31)	$11.66	8.36	$99,034	1.72	.47	380
September 30, 2020	10.61	.08	.54	.62	(.14)	(.03)	(.17)	11.06	5.92	101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
Class P
September 30, 2021	$11.26	.19	.87	1.06	(.20)	(.24)	(.44)	$11.88	9.61	$180,544.59		1.60	380
September 30, 2020	10.80	.20	.55	.75	(.26)	(.03)	(.29)	11.26	7.10	170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
Class R
September 30, 2021	$11.57	.12	.89	1.01	(.13)	(.24)	(.37)	$12.21	8.82	$8,115	1.22	.97	380
September 30, 2020	11.08	.14	.57	.71	(.19)	(.03)	(.22)	11.57	6.51	9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
Class R5
September 30, 2021	$11.26	.17	.88	1.05	(.19)	(.24)	(.43)	$11.88	9.49	$4,959.70		1.49	380
September 30, 2020	10.80	.19	.55	.74	(.25)	(.03)	(.28)	11.26	6.99	4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327

See notes to financial highlights at the end of this section.

60 Prospectus	Prospectus 61

Financial highlights: Putnam Dynamic Asset Allocation Conservative Fund
(Continued)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class R6
September 30, 2021	$11.27	.18	.88	1.06	(.20)	(.24)	(.44)	$11.89	9.54	$112,853.63		1.57	380
September 30, 2020	10.81	.20	.55	.75	(.26)	(.03)	(.29)	11.27	7.04	119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
Class Y
September 30, 2021	$11.27	.17	.88	1.05	(.19)	(.24)	(.43)	$11.89	9.45	$219,011.72		1.46	380
September 30, 2020	10.80	.19	.55	.74	(.24)	(.03)	(.27)	11.27	7.02	236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Portfolio turnover includes TBA purchase and sale commitments.
62 Prospectus	Prospectus 63

Appendix

Financial intermediary specific sales charge waiver information

As described in the prospectus, class A shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. Not all financial intermediaries specify financial intermediary-specific sales charge waiver categories for every share class. For information about sales charges and waivers available for share classes other than those listed below, please see the section “Additional reductions and waivers of sales charges” in the prospectus. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
  Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
64 Prospectus

  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

D.A. DAVIDSON & CO. (“D.A. DAVIDSON”)

Effective December 30, 2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Shares purchased by employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in this prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
  Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
Prospectus 65

  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

  Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
  The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
66 Prospectus

Letter of Intent (“LOI”)

  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
  If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
  Shares purchased in an Edward Jones fee-based program.
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
  Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Prospectus 67

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

  The death or disability of the shareholder.
  Systematic withdrawals with up to 10% per year of the account value.
  Return of excess contributions from an Individual Retirement Account (IRA).
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable Internal Revenue Service regulations.
  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
  Shares exchanged in an Edward Jones fee-based program.
  Shares acquired through NAV reinstatement.
  Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

  Initial purchase minimum: $250
  Subsequent purchase minimum: none

Minimum Balances

  Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
—	A fee-based account held on an Edward Jones platform
—	A 529 account held on an Edward Jones platform
—	An account with an active systematic investment plan or LOI

Exchanging Share Classes

  At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

68 Prospectus

Front-end sales charge* waivers on Class A shares available at Janney

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
  Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

  Shares sold upon the death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
  Shares purchased in connection with a return of excess contributions from an IRA account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
  Shares acquired through a right of reinstatement.
  Shares exchanged into the same share class of a different fund will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

  Breakpoints as described in the fund’s Prospectus.
  Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Prospectus 69

  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*	Also referred to as an “initial sales charge.”

MERRILL LYNCH

Shareholders purchasing fund shares through a Merrill Lynch platform or account held at Merrill Lynch will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by a 529 plan (does not include 529 Plan units or 529-specific share classes or equivalents)
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus
  Eligible shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases
70 Prospectus

made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only)
  Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, as described in the fund’s prospectus, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

Prospectus 71

Front-end Sales Charge Waivers on class A Shares available at Morgan Stanley Wealth Management:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

OPPENHEIMER & CO. INC. (“OPCO”)

Effective September 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased through an OPCO affiliated investment advisory program
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
72 Prospectus

  Employees and registered representatives of OPCO or its affiliates and their family members

CDSC Waivers on A, B and C Shares available at OPCO

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in this prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based upon applicable IRS regulations as described in the prospectus
  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
  Shares acquired through a right of reinstatement

Front-end Sales Charge Discounts Available at OPCO: Breakpoints & Rights of Accumulation

  Breakpoints as described in this prospectus.
  Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

  Shares purchased in an investment advisory program.
  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
Prospectus 73

  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

  Death or disability of the shareholder.
  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
  Return of excess contributions from an IRA Account.
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
  Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

  Breakpoints as described in this prospectus.
  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)

Effective September 1, 2020, shareholders purchasing fund shares through a Baird brokerage account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
  Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
74 Prospectus

  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
  A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

  Shares sold due to death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in this prospectus
  Shares bought due to returns of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird
  Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

  Breakpoints as described in this prospectus
  Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)

Effective September 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Charge Waiver on Class A Shares

Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in this prospectus or SAI will continue to apply for eligible shareholders.

Prospectus 75

Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the prospectus, class A shares may be purchased at net asset value without payment of a sales charge through a broker-dealer, financial institution, or financial intermediary that has entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee.

The following intermediaries have entered into such an agreement:

National Financial Services LLC
Charles Schwab & Co., Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
TD Ameritrade, Inc. and TD Ameritrade Clearing, Inc.
Morgan Stanley Smith Barney LLC
Interactive Brokers LLC
Vanguard Marketing Corporation
Citigroup Global Markets Inc.

76 Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus 77

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial professional or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

Small Cap Growth Fund

Sustainable Future Fund

Sustainable Leaders Fund

Blend

Emerging Markets Equity Fund

Focused Equity Fund

Focused International Equity Fund

International Capital
Opportunities Fund

International Equity Fund

Multi-Cap Core Fund

Research Fund

Value

International Value Fund

Large Cap Value Fund

Small Cap Value Fund

Income

Convertible Securities Fund

Diversified Income Trust

Floating Rate Income Fund

Global Income Trust

Government Money Market Fund*

High Yield Fund

Income Fund

Money Market Fund**

Mortgage Opportunities Fund

Mortgage Securities Fund

Short Duration Bond Fund

Ultra Short Duration Income Fund

*You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

**You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

78 Prospectus

Tax-exempt

Intermediate-Term Municipal
Income Fund

Short-Term Municipal Income Fund

Strategic Intermediate Municipal Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

State tax-exempt income funds†:

California, Massachusetts, Minnesota,
New Jersey, New York, Ohio,
and Pennsylvania

Absolute Return

Fixed Income Absolute Return Fund

Multi-Asset Absolute Return Fund

Global Sector

Global Health Care Fund

Global Technology Fund

Asset Allocation

Dynamic Risk Allocation Fund

George Putnam Balanced Fund

Global Asset Allocation Funds —
three investment portfolios
that spread your money across a
variety of stocks, bonds, and money
market investments.

Dynamic Asset Allocation
Balanced Fund

Dynamic Asset Allocation
Conservative Fund

Dynamic Asset Allocation
Growth Fund

Retirement Advantage Maturity Fund
RetirementReady Maturity Fund —
portfolios with managed allocations
to stocks, bonds, and money
market investments to generate
retirement income.

Putnam Target Date Funds —
portfolios with adjusting allocations
to stocks, bonds, and money market
instruments, becoming more conservative
over time.

Retirement Advantage 2065 Fund

Retirement Advantage 2060 Fund

Retirement Advantage 2055 Fund

Retirement Advantage 2050 Fund

Retirement Advantage 2045 Fund

Retirement Advantage 2040 Fund

Retirement Advantage 2035 Fund

Retirement Advantage 2030 Fund

Retirement Advantage 2025 Fund

RetirementReady® 2065 Fund

RetirementReady® 2060 Fund

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

Putnam PanAgora Risk Parity Fund

†Not available in all states.

Prospectus 79

For more information about
Putnam Dynamic Asset Allocation Funds

The funds’ SAI and annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581. You may access reports and other information about a fund on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to a fund’s file number.

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com

File No. 811-7121	SP059 328596 1/21

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS R	CLASS R5	CLASS R6	CLASS Y
Putnam Dynamic Asset Allocation Growth Fund	PAEAX	PAEBX	PAECX	--	PASRX	PADEX	PAEEX	PAGYX
Putnam Dynamic Asset Allocation Balanced Fund	PABAX	PABBX	AABCX	--	PAARX	PAADX	PAAEX	PABYX
Putnam Dynamic Asset Allocation Conservative Fund	PACAX	PACBX	PACCX	--	PACRX	PACDX	PCCEX	PACYX

Putnam Dynamic Asset Allocation Growth Fund (Growth Fund)

Putnam Dynamic Asset Allocation Balanced Fund (Balanced Fund)

Putnam Dynamic Asset Allocation Conservative Fund (Conservative Fund)

EACH A SERIES OF PUTNAM ASSET ALLOCATION FUNDS

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

1/30/22

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' annual reports or a prospectus dated 1/30/22, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697.

Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.

sai_6.pdf - 2020/01

sai_7.pdf - 2020/01

sai_8.pdf - 2020/01

Table of Contents

I-1

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-26
SECURITIES LENDING ACTIVITIES	I-29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	I-31

PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-13
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-20

TAXES	II-81
MANAGEMENT	II-97
DETERMINATION OF NET ASSET VALUE	II-116
INVESTOR SERVICES	II-118
SIGNATURE GUARANTEES	II-123
REDEMPTIONS	II-123
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-124
SHAREHOLDER LIABILITY	II-124
DISCLOSURE OF PORTFOLIO INFORMATION	II-124
INFORMATION SECURITY RISKS	II-127
PROXY VOTING GUIDELINES AND PROCEDURES	II-128
SECURITIES RATINGS	II-128
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-134
APPENDIX B - FINANCIAL STATEMENTS	II-166

I-2

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

The funds are diversified series of Putnam Asset Allocation Funds, a Massachusetts business trust organized on November 4, 1993 (the "Trust"). A copy of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of that series or class are entitled to vote. The Trustees may take many actions affecting a fund without shareholder approval, including under certain circumstances merging your fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of the fund.

Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Information about the Summary Prospectus, Prospectus, and SAI

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the funds.

I-3

Under the Trust's Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of The Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

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(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry. (Securities of the U.S. government or its agencies or instrumentalities, or of any foreign government or its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the funds' fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC (Putnam Management), the funds' investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy, which applies to each fund, may be changed by the Trustees without shareholder approval:

The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

CHARGES AND EXPENSES

Management fees

Under each fund's management contract (the "Management Contract"), each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

GROWTH FUND 0.750% of the first $5 billion of Total Open-End Mutual Fund Average
Net Assets; 0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net
Assets; 0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net
Assets; 0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net
Assets; 0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net
Assets; 0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net
Assets; 0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net
Assets; and 0.515% of any excess thereafter.

BALANCED FUND & CONSERVATIVE FUND 0.680% of the first $5 billion of Total
Open-End Mutual Fund Average Net Assets; 0.630% of the next $5 billion of Total
Open-End Mutual Fund Average Net Assets; 0.580% of the next $10 billion of Total
Open-End Mutual Fund Average Net Assets; 0.530% of the next $10 billion of Total
Open-End Mutual Fund Average Net Assets; 0.480% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets; 0.460% of the next $50 billion of Total
Open-End Mutual Fund Average Net Assets; 0.450% of the next $100 billion of Total
Open-End Mutual Fund Average Net Assets; and 0.445% of any excess thereafter.

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For the past three fiscal years, pursuant to the Management Contract, each fund incurred the following fees:

Fund name	Fiscal year	Management fee paid

Growth Fund	2021	$17,661,798
	2020	$15,975,811

	2019	$16,553,174

Balanced Fund	2021	$14,023,809
	2020	$13,813,396

	2019	$14,011,962

Conservative Fund	2021	$5,671,343

	2020	$5,672,748
	2019	$5,543,660

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

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Fund name	Fiscal year	Brokerage commissions

Growth Fund	2021	$1,432,317
	2020	$1,240,774

	2019	$1,684,078

Balanced Fund	2021	$848,042
	2020	$781,021

	2019	$901,635

Conservative Fund	2021	$297,157
	2020	$277,542

	2019	$319,819

The brokerage commissions for the Growth Fund’s 2021 fiscal year were higher than the brokerage commissions for the fund’s 2020 fiscal year, the brokerage commissions for the Balanced Fund’s 2021 fiscal year were higher than the brokerage commissions for the fund’s 2020 fiscal year, and the brokerage commissions for the Conservative Fund’s 2021 fiscal year were higher than the brokerage commissions for the fund’s 2020 fiscal year, in each case due to an increase in the fund’s assets under management.

The portfolio turnover rate for the Growth Fund’s 2021 and 2020 fiscals year were higher than the portfolio turnover rate for the fund’s 2019 fiscal year, the portfolio turnover rate for the Balanced Fund’s 2021 and 2020 fiscal years was higher than the portfolio turnover rate for the fund’s 2019 fiscal year, and the portfolio turnover rate for the Conservative Fund’s 2021 and 2020 fiscal years was higher than the portfolio turnover rate for the fund’s 2019 fiscal year, in each case, due to the fund’s investments in segments that have a higher turnover rate.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year through which Putnam Management and its affiliates receive brokerage or research services:

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Fund name	Dollar value of these transactions	Percentage of total transactions	Amount of commissions

Growth Fund	$647,946,824	8.40%	$196,342

Balanced Fund	$480,699,076	6.08%	$74,947

Conservative Fund	$120,497,044	3.09%	$18,756

At the end of fiscal 2021, each fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

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Fund Name	Broker-dealer or affiliates	Value of securities held

Growth Fund	Goldman Sachs Group, Inc. (The)	$25,237,226
	JPMorgan Chase & Co.	$42,279,348
	Citigroup, Inc.	$32,118,279
	Credit Suisse Group AG	$1,217,108
	Credit Suisse Group AG, New York NY	$638,482
	Morgan Stanley	$6,145,694
	Bank of America Corp.	$16,853,128
	UBS Group AG	$1,268,396
	Royal Bank of Canada	$323,374
Balanced Fund	Morgan Stanley	$9,528,712
	Goldman Sachs Group, Inc. (The)	$28,061,029
	Citigroup, Inc.	$34,936,344
	Credit Suisse Group AG	$2,232,826
	Bank of America Corp.	$19,702,963
	UBS Group AG	$2,771,114
	Wells Fargo & Co.	$406,020
	JPMorgan Chase & Co.	$46,125,962
Conservative Fund	Bank of America Corp.	$8,745,391
	JPMorgan Chase & Co.	$18,837,809
	Credit Suisse Group AG	$1,167,850
	Credit Suisse Group AG, New York NY	$557,405
	Goldman Sachs Group, Inc. (The)	$10,736,360
	Citigroup, Inc.	$14,154,084
	Morgan Stanley	$5,773,204
	UBS AG	$1,996,832

Administrative expense reimbursement

The funds reimbursed Putnam Management for administrative services during fiscal 2021, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

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Fund name	Total reimbursement	Portion of total reimbursement for compensation and contributions

Growth Fund	$77,503	$55,044
Balanced Fund	$69,894	$49,640
Conservative Fund	$28,239	$20,056

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2021.

Name of Trustee	Dollar range of Balanced Fund shares owned	Dollar range of Conservative Fund shares owned	Dollar range of Growth Fund shares owned	Aggregate dollar range of shares held in all of the Putnam funds overseen by Trustee
Independent Trustees
Liaquat Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Barbara M. Baumann	$10,001-$50,000	$1-$10,000	$10,001-$50,000	over $100,000
Katinka Domotorffy	$1-$10,000	$1-$10,000	$10,001-$50,000	over $100,000
Catharine Bond Hill	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Paul L. Joskow	over $100,000	$1-$10,000	$10,001-$50,000	over $100,000
Kenneth R. Leibler	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
George Putnam, III	$50,001-$100,000	$50,001-$100,000	over $100,000	over $100,000
Manoj P. Singh	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

Mona K. Sutphen	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Interested Trustee
* Robert L. Reynolds	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000

* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management. Mr.

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Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Risk Committee	14
Board Policy and Nominating Committee	8
Brokerage Committee	3

Contract Committee	9
Executive Committee	1
Investment Oversight Committees

Investment Oversight Committee A	6
Investment Oversight Committee B	6
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2021, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2021.

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COMPENSATION TABLES

Growth Fund

Trustee/Year	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from all Putnam funds upon retirement(1)	Total compensation from all Putnam funds(2)

Independent Trustee
Liaquat Ahamed/2012(3)	$8,436	N/A	N/A	$345,000
Ravi Akhoury/2009	$8,436	N/A	N/A	$345,000
Barbara M. Baumann/2010(3)	$8,436	N/A	N/A	$345,000
Katinka Domotorffy/2012(3)	$8,436	N/A	N/A	$345,000
Catharine Bond Hill/2017(3)	$8,436	N/A	N/A	$345,000
Paul L. Joskow/1997(3)	$8,436	$1,473	$113,417	$345,000
Kenneth R. Leibler/2006(5)	$11,233	N/A	N/A	$465,000
George Putnam, III/1984(6)	$9,019	$2,523	$130,333	$370,000
Manoj P. Singh/2017(4)	$9,019	N/A	N/A	$370,000
Mona K. Sutphen/2020	$8,048	N/A	N/A	$332,500
Interested Trustee
Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

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Balanced Fund

Trustee/Year	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from all Putnam funds upon retirement(1)	Total compensation from all Putnam funds(2)

Independent Trustee
Liaquat Ahamed/2012(3)	$7,563	N/A	N/A	$345,000
Ravi Akhoury/2009	$7,563	N/A	N/A	$345,000
Barbara M. Baumann/2010(3)	$7,563	N/A	N/A	$345,000
Katinka Domotorffy/2012(3)	$7,563	N/A	N/A	$345,000
Catharine Bond Hill/2017(3)	$7,563	N/A	N/A	$345,000
Paul L. Joskow/1997(3)	$7,563	$1,373	$113,417	$345,000
Kenneth R. Leibler/2006(5)	$10,073	N/A	N/A	$465,000
George Putnam, III/1984(6)	$8,086	$2,353	$130,333	$370,000
Manoj P. Singh/2017(4)	$8,086	N/A	N/A	$370,000
Mona K. Sutphen/2020	$7,212	N/A	N/A	$332,500
Interested Trustee
Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

Conservative Fund

Trustee/Year	Aggregate compensation from the fund	Pension or retirement benefits accrued as part of fund expenses	Estimated annual benefits from all Putnam funds upon retirement(1)	Total compensation from all Putnam funds(2)

Independent Trustee
Liaquat Ahamed/2012(3)	$3,033	N/A	N/A	$345,000
Ravi Akhoury/2009	$3,033	N/A	N/A	$345,000
Barbara M. Baumann/2010(3)	$3,033	N/A	N/A	$345,000
Katinka Domotorffy/2012(3)	$3,033	N/A	N/A	$345,000
Catharine Bond Hill/2017(3)	$3,033	N/A	N/A	$345,000
Paul L. Joskow/1997(3)	$3,033	$561	$113,417	$345,000
Kenneth R. Leibler/2006(5)	$4,041	N/A	N/A	$465,000
George Putnam, III/1984(6)	$3,243	$962	$130,333	$370,000
Manoj P. Singh/2017(4)	$3,243	N/A	N/A	$370,000
Mona K. Sutphen/2020	$2,890	N/A	N/A	$332,500
Interested Trustee
Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

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(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2021, there were 100 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2021, the total amounts of deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:

	Mr. Ahamed	Ms. Baumann	Ms. Domotorffy	Dr. Hill	Dr. Joskow

Growth Fund	$20,666	$16,552	$16,906	$7,334	$73,758
Balanced Fund	$19,786	$15,847	$16,186	$7,021	$70,618
Conservative Fund	$8,326	$6,668	$6,811	$2,955	$29,716

(4) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.

(5) Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.

(6) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(7) Mr. Reynolds is an "interested person" of the funds and Putnam Management.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

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The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

At December 31, 2021, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Growth Fund

Class	Shareholder name and address	Percentage owned

A	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	8.58%
A	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.78%
B	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	15.62%
B	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	9.40%
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Class	Shareholder name and address	Percentage owned
B	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	9.05%
C	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis. MN 55402-2405	27.39%
C	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	16.04%
C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, Fl 33716-1100	9.47%
C	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.90%
C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	5.55%
C	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	5.32%
P*	Putnam Retirement Ready 2040 Fund – Class Y shares	29.20%
P*	Putnam Retirement Ready 2045 Fund – Class Y shares	19.00%
P*	Putnam Retirement Ready 2050 Fund – Class Y shares	10.89%
P*	Putnam Retirement Ready 2035 Fund – Class Y shares	9.44%
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Class	Shareholder name and address	Percentage owned
R	State Street Bank TTEE Cust FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	66.17%
R5	Great-West Trust Company, LLC Recordkeeping for various benefit plans 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	93.28%
R5	Matrix Trust Company As Agent For Ear Nose & Throat Physicians Of N M 35 Iron Point Cir Ste 300 Folsom, CA 95630-8589	6.36%
R6	Great-West Trust Company, LLC Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	29.27%
R6	Great-West Trust Company, LLC The Putnam Retirement Plan 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	10.09%
R6	State Street Bank Ttee Cust Fbo ADP Access 1 Lincoln St. Boston, MA 02111-2901	8.26%
R6	Voya Retirement Insurance & Annuity Voya Financial 1 Orange Way Windsor, CT 06095-4773	7.22%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 457 8515 E Orchard Rd # 2T2 Greenwood Vlg, CO 80111-5002	5.85%
Y	Great-West Trust Company, LLC Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	22.75%
Y	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	15.25%

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Class	Shareholder name and address	Percentage owned
Y	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis. MN 55402-2405	6.92%
Y	Great-West Trust Company LLC TTEE Great West IRA Advantage C/O Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	6.79%
Y	Great-West Trust Company, LLC Recordkeeping for various benefit plans 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	6.68%
Y	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.01%

*	The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

Balanced Fund

Class	Shareholder name and address	Percentage owned

A	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.18%
A	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	8.92%
B	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	20.14%
B	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	13.42%
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Class	Shareholder name and address	Percentage owned
B	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	8.11%
B	MLPF&S For The Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	5.77%
C	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	19.36%
C	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis. MN 55402-2405	16.37%
C	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	12.81%
C	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	7.01%
C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	6.29%
C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, Fl 33716-1100	5.38%
P*	Putnam Retirement Ready 2030 Fund – Class Y shares	31.84%
P*	Putnam Retirement Ready 2035 Fund – Class Y shares	19.76%
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Class	Shareholder name and address	Percentage owned
P*	Putnam Retirement Ready 2025 Fund – Class Y shares	10.45%
P*	Putnam Retirement Ready 2040 Fund – Class Y shares	8.65%
R	State Street Bank Ttee ADP Access 1 Lincoln St. Boston, MA 02111-2901	66.77%
R	Ascensus Trust Company Fbo Exceptional Care For Children 403B 690855 PO Box 10758 Fargo, ND 58106-0758	5.57%
R5	Great-West Trust Company, LLC Recordkeeping for various benefit plans 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	82.31%
R5	Matrix Trust Co As Agent For Ntc & Co Cust Fbo Nbg Constructors Inc PO Box 5508 Denver, CO 80217-5508	17.60%
R6	Great-West Trust Company, LLC Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	33.77%
R6	State Street Bank & Trust Co Adp Access Product One Lincoln St. Boston, MA 02111-2901	8.20%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 457 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	7.48%
R6	NFS, LLC Fbo FIIOC As Agent For Qualified Employee Benefit Plans 401k Finops-Ic Funds 100 Magellan Way #Kw1c Covington, KY 41015-1987	7.06%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 403 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	5.49%
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Class	Shareholder name and address	Percentage owned
R6	Voya Retirement Insurance & Annuity Voya Financial 1 Orange Way Windsor, CT 06095-4773	5.35%
Y	Great-West Trust Company, LLC Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	15.64%
Y	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	13.74%
Y	MLPF&S For The Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	11.27%
Y	Great-West Trust Company, LLC Great West IRA Advantage 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	9.75%
Y	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.89%

*	The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

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Conservative Fund

Class	Shareholder name and address	Percentage owned

A	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.00%
A	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	8.60%
A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	5.18%
A	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	5.05%
B	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	19.89%
B	MLPF&S For The Sole Benefit of Its Customers Attn. Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	14.76%
B	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	10.38%
B	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis. MN 55402-2405	8.73%
C	Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	19.37%

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Class	Shareholder name and address	Percentage owned
C	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	14.13%
C	American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis. MN 55402-2405	13.95%
C	National Financial Services, LLC For the Exclusive Benefit of our Customers 499 Washington Blvd. Attn: Mutual Funds Dept. 4th Fl Jersey City, NJ 07310-2010	12.56%
C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 4707 Executive Drive San Diego, CA 92121-3091	6.33%
P*	Putnam Retirement Ready Maturity Fund – Class Y shares	46.80%
P*	Putnam Retirement Ready 2025 Fund – Class Y shares	21.61%
P*	Putnam Retirement Ready 2030 Fund – Class Y shares	9.37%
P*	Putnam Retirement Ready Maturity Fund – Class A shares	5.44%
R	State Street Bank Ttee Cust Fbo ADP Access 1 Lincoln St. Boston, MA 02111-2901	76.87%
R	Matrix Trust Company As Agent For Mississippi Coast Transportation Au 717 17TH St STE 1300 Denver, CO 80202-3304	6.35%
R5	Great-West Trust C American Enterprise Investment Svc Fbo # 41999970 707 2nd Ave S Minneapolis. MN 55402-2405ompany, LLC Recordkeeping for various plans 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	99.27%
R6	Great-West Trust Company, LLC Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	28.97%
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Class	Shareholder name and address	Percentage owned
R6	State Street Bank & Trust Co ADP Access Product One Lincoln St. Boston, MA 02111-2901	10.50%
R6	NFS LLC Fbo FIIOC as Agent For Qualified Employee Benefit Plans 401k Sinopic Funds 100 Magellan Way #Kw1c Covington, KY 41015-1987	9.92%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 403 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	9.36%
R6	Great-West Trust Company LLC TTEE San Diego County Schools Fringe 457 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111-5002	9.10%
R6	Voya Retirement Insurance & Annuity Voya Financial 1 Orange Way Windsor, CT 06095-4773	5.61%
Y	Great-West Trust Company, LLC Recordkeeping for various plans 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	24.32%
Y	Great-West Trust Company, LLC Employee Benefits Clients 401(k) 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	13.86%
Y	NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd Attn: Mutual Funds Dept 4th Fl Jersey City, NJ 07310-1995	11.16%
Y	Great-West Trust Company, LLC IRA Advantage 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	10.31%
Y	MLPF&S For The Sole Benefit of Its Customers Attn Fund Administration 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246-6484	9.72%

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Class	Shareholder name and address	Percentage owned
Y	Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7.15%

*       The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

Distribution fees

During fiscal 2021, each fund paid the following 12b-1 fees to Putnam Retail Management:

Fund name	Class A	Class B	Class C	Class R

Growth Fund	4,323,049	346,246	2,213,056	117,484
Balanced Fund	3,554,704	338,835	2,325,861	111,449
Conservative Fund	1,143,387	81,628	1,021,190	44,206

Class A sales charges and contingent deferred sales charges*

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Total front-end sales charges	Sales charges retained by Putnam Retail Management after dealer concessions	Contingent deferred sales charges

Growth Fund	2021	$1,424,655	$249,740	$739
	2020	$1,445,136	$251,300	$188

	2019	$1,839,728	$308,883	$1,330

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Balanced Fund	2021	$1,171,130	$204,247	$1,113
	2020	$1,117,457	$191,110	$1,640

	2019	$1,493,096	$257,209	$2,043

Conservative Fund	2021	$402,016	$79,518	$234
	2020	$343,679	$57,157	$103

	2019	$399,424	$71,572	$193

*Effective November 25, 2019, all class M shares were converted to class A shares.

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges

Growth Fund	2021	$3,790
	2020	$9,550

	2019	$15,203

Balanced Fund	2021	$3,508
	2020	$6,059

	2019	$18,489

Conservative Fund	2021	$1,379
	2020	$913

	2019	$2,508

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Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges

Growth Fund	2021	$6,028
	2020	$3,846

	2019	$5,310

Balanced Fund	2021	$2,944
	2020	$4,031

	2019	$7,768

Conservative Fund	2021	$1,682
	2020	$1,696

	2019	$1,746

Investor servicing fees

During the 2021 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Growth Fund	$3,580,301

Balanced Fund	$3,033,810

Conservative Fund	$1,222,856

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PORTFOLIO MANAGERS

Other accounts managed

The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund's portfolio managers managed as of the funds' most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Growth Fund

Portfolio manager	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Robert Schoen	31*	$6,541,000,000	54**	$7,557,000,000	7	$889,700,000
Brett Goldstein	31*	$6,541,000,000	50**	$7,556,800,000	3	$863,900,000
Adrian Chan	31*	$6,541,000,000	49**	$7,541,700,000	6	$888,400,000
James Fetch	31*	$6,541,000,000	54**	$7,557,000,000	3	$863,000,000
Jason Vaillancourt	31*	$6,541,000,000	54**	$7,557,000,000	3	$863,300,000

*       2 accounts, with total assets of $650,600,000, pay an advisory fee based on account performance.

**      2 accounts, with total assets of $95,900,000, pay an advisory fee based on account performance.

Balanced Fund

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Robert Schoen	31*	$6,876,100,000	54**	$7,557,000,000	7	$889,700,000
Brett Goldstein	31*	$6,876,100,000	50**	$7,556,800,000	3	$863,900,000
Adrian Chan	31*	$6,876,100,000	49**	$7,541,700,000	6	$888,400,000
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James Fetch	31*	$6,876,100,000	54**	$7,557,000,000	3	$863,000,000
Jason Vaillancourt	31*	$6,876,100,000	54**	$7,557,000,000	3	$863,300,000

*       2 accounts, with total assets of $650,600,000, pay an advisory fee based on account performance.

**      2 accounts, with total assets of $95,900,000, pay an advisory fee based on account performance.

Conservative Fund

Portfolio manager	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Robert Schoen	31*	$8,519,200,000	54**	$7,557,000,000	7	$889,700,000
Brett Goldstein	31*	$8,519,200,000	50**	$7,556,800,000	3	$863,900,000
Adrian Chan	31*	$8,519,200,000	49**	$7,541,700,000	6	$888,400,000
James Fetch	31*	$8,519,200,000	54**	$7,557,000,000	3	$863,000,000
Jason Vaillancourt	31*	$8,519,200,000	54**	$7,557,000,000	3	$863,300,000

*       2 accounts, with total assets of $650,600,000, pay an advisory fee based on account performance.

**      2 accounts, with total assets of $95,900,000, pay an advisory fee based on account performance.

See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

Compensation of portfolio managers

Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

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Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For these funds, Putnam evaluates performance based on the fund’s peer ranking in the fund’s Lipper category. This peer ranking is based on pre-tax performance.

Ownership of securities

The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Fund	Portfolio manager	Dollar range of shares owned
Growth Fund	Robert Schoen	none
	Brett Goldstein	none
	Adrian Chan	$100,001-$500,000
	James Fetch	over $1,000,000
	Jason Vaillancourt	none
Balanced Fund	Robert Schoen	none
	Brett Goldstein	none
	Adrian Chan	none
	James Fetch	$100,001-$500,000
	Jason Vaillancourt	$100,001-$500,000
Conservative Fund	Robert Schoen	none
	Brett Goldstein	none
	Adrian Chan	none
	James Fetch	none
	Jason Vaillancourt	none

SECURITIES LENDING ACTIVITIES

The following table provides the dollar amounts of income and fees and/or compensation related to each fund's securities lending activities during the most recent fiscal year:

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	Growth Fund	Balanced Fund	Conservative Fund
Gross income from securities lending activities	$128,675	$109,941	$37,182
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	($11,882)	($10,165)	($3,500)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	($9,834)	($8,271)	($2,167)
Other fees not included in revenue split (specify)	$0	$0	$0
Aggregate fees/compensation for securities lending activities	($21,716)	($18,436)	($5,667)
Net income from securities lending activities	$106,959	$91,505	$31,515

Goldman Sachs Bank USA (d/b/a Goldman Sachs Agency Lending, or “GSAL”) acts as the securities lending agent for the Putnam funds. As securities lending agent, during the last fiscal year, GSAL located borrowers for fund securities, monitored daily the value of the loaned securities and collateral, required additional collateral as necessary, negotiated loan terms, provided certain limited recordkeeping and account servicing, monitored dividend activity and material proxy votes relating to loaned securities, and arranged for return of loaned securities to the fund at loan termination, and, as applicable, in connection with proxy votes.

I-32

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the funds' independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds' Annual Report for the funds' most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the Report of Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

I-33

THE PUTNAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

PART II

HOW TO BUY SHARES

Each prospectus or private placement memorandum of a fund (collectively, a “prospectus”) describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. For a fund that offers multiple classes of shares, the investment performance of the classes will vary because of different sales charges and expenses. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans, as well as “non-qualified” deferred compensation plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Individuals resident in the European Economic Area (“EEA”), in particular, should take note that the fund’s shares are not offered for sale in the EEA.

Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations. Non-U.S. employees of Putnam, its parent company, Power Corporation of Canada (“Power”), subsidiaries and affiliates of Power, and certain related entities, and the immediate family members of such employees may invest in a fund during the term of employment of the employee, subject to applicable law and certain procedural requirements.

In addition, class M shares are only available (1) to certain employer-sponsored retirement plans investing in George Putnam Balanced Fund and (2) for Putnam Diversified Income Trust, Putnam High Yield Fund, and Putnam Income Fund for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement. All other class M shares of the Putnam Funds were converted into class A shares effective November 25, 2019, except that class M shares of Putnam Global Income Trust and Putnam Mortgage Securities Fund held in Japan were liquidated effective December 9, 2019.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the current offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class N shares, the offering price is the net asset value plus the applicable sales charge, if any. (The offering price is thus calculable by dividing the net asset value by 100% minus the sales charge,

January 30, 2022	II-1

expressed as a percentage.) No sales charge is included in the offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares (other than shares of Putnam Income Strategies Portfolio) may be purchased through a systematic investment plan. Pre-authorized periodic (e.g., monthly, quarterly, semi-annually, or annually) bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any day of the month for these investments; however, if the selected date falls on a weekend or holiday, the investment will be processed on the next business day. For February, April, June, September and November, if the selected date does not occur (the 29th, 30th, or 31st, as applicable), the investment will be processed the prior business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam Fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable

January 30, 2022	II-2

gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class N shares. The offering price of class A, class M and class N shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class N shares of the funds by style category.

The sales charge for class A, class M and class N shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount.

Putnam Retail Management retains the entire sales charge on any retail sales made by it. The Putnam Funds require that a broker-dealer be associated with every account (a “broker-dealer of record”). In instances where the registered account owner has not designated a broker-dealer of record, Putnam Retail Management will be defaulted as the broker-dealer of record for the account. Putnam Retail Management is not a full service broker-dealer, and does not provide investment advice. As default broker-dealer of record, Putnam Retail Management will not be able to provide services that are typically offered by a brokerage firm, such as assisting with financial planning or providing recommendations, or otherwise assisting with investment decisions. Where Putnam Retail Management is listed as the default broker-dealer of record for an account, it will receive all applicable sales charges and service fees associated with the account.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. For all funds, except for purchases of Putnam Short Duration Bond Fund on or after January 1, 2021, these commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter. For purchases of Putnam Short Duration Bond Fund on or after January 1, 2021, these commissions are paid at the rate of 0.75% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

January 30, 2022	II-3

For purchases of class N shares over $250,000, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. Commissions for these purchases are paid at the rate of 0.25% of the amount of qualifying purchases up to $4 million, 0.15% of the next $46 million of qualifying purchases and 0.10% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding George Putnam Balanced Fund and Putnam PanAgora Risk Parity Fund), Global Sector Funds, Putnam Retirement Advantage Funds (excluding Putnam Retirement Advantage Maturity Fund) and RetirementReady® Funds (excluding Putnam RetirementReady Maturity Fund) only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	5.75%	5.00%
50,000 but under 100,000	4.50	3.75
100,000 but under 250,000	3.50	2.75
250,000 but under 500,000	2.50	2.00
500,000 but under 1,000,000	2.00	1.75
1,000,000 and above	NONE	NONE

For Putnam PanAgora Risk Parity Fund and Putnam Multi-Asset Absolute Return Fund only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	5.75%	5.00%
50,000 but under 100,000	4.50	3.75
100,000 but under 250,000	3.50	2.75
250,000 but under 500,000	2.50	2.00
500,000 and above	NONE	NONE

January 30, 2022	II-4

For Putnam Retirement Advantage Maturity Fund, Putnam RetirementReady Maturity Fund, Taxable Income Funds (except for Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund) and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Ultra Short Duration Income Fund):

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%
50,000 but under 100,000	4.00	3.50
100,000 but under 250,000	3.25	2.75
250,000 but under 500,000	2.50	2.00
500,000 and above	NONE	NONE

For Putnam Fixed Income Absolute Return Fund and Putnam Floating Rate Income Fund only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 but under 250,000	1.75%	1.50%
250,000 but under 500,000	1.25%	1.00%
500,000 and above	NONE	1.00%

For purchases of Putnam Short Duration Bond Fund prior to January 1, 2021 and Putnam Short-Term Municipal Income Fund only:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 – 249,999	1.25%	1.00%
250,000 and above	NONE	1.00%

January 30, 2022	II-5

For purchases of Putnam Short Duration Bond Fund on or after January 1, 2021:

	CLASS A
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 100,000	2.25%	2.00%
100,000 – 249,999	1.25%	1.00%
250,000 and above	NONE	0.75%

For George Putnam Balanced Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A	N/A

For Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund only:

	CLASS A		CLASS M
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A*	N/A*

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

January 30, 2022	II-6

For all Putnam Funds that offer class N shares:

	CLASS N
Amount of transaction at offering price ($)	Sales charge as a percentage of offering price	Amount of sales charge reallowed to dealers as a percentage of offering price
Under 50,000	1.50%	1.25%
50,000 but under 100,000	1.25%	1.00%
100,000 but under 250,000	1.00%	0.75%
250,000 and above	NONE	0.25%

Purchases of class A and class N shares without an initial sales charge. Class A shares of any Putnam Fund (other than Putnam Short Duration Bond Fund, Putnam Ultra Short Duration Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund purchased prior to January 1, 2021 and class A shares of Putnam Short-Term Municipal Income Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund purchased on or after January 1, 2021 by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 0.75% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Ultra Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors by exchanging shares from another Putnam Fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class N shares of any Putnam Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 0.25% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares or class N shares subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Class A shares that are exchanged between Putnam Funds will maintain the CDSC time period for the fund in which the initial purchase was made. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those

January 30, 2022	II-7

financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam Strategic Intermediate Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Short Duration Bond Fund, Putnam Fixed Income Absolute Return Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares during the month eight years after the purchase date (for Putnam Small Cap Value Fund, during the month six years after the purchase date, and for Putnam Sustainable Future Fund, during the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam Fund will convert to class A shares based on the time of the initial purchase, and the holding period of the fund of initial purchase will apply. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Conversion of class C shares into class A shares. Class C shares will automatically convert to class A shares during the month eight years after the purchase date, provided that Putnam Investor Services, or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least eight years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least eight years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, Putnam Investor Services or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by Putnam Investor Services or the financial intermediary, which may be shorter or longer than eight years. Class C shares acquired by exchanging class C shares of another Putnam Fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares. Prior to March 1, 2021, class C shares converted to class A shares after ten years.

January 30, 2022	II-8

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

January 30, 2022	II-9

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares, Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges—Class A, Class M and Class N Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares, class M shares and class N shares. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

Right of accumulation. A purchaser of class A shares, class M shares or class N shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam Funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a)	all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam Funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam Funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children who were under age 21 at the time of the investor’s initial purchase, as well as any individual with an account registered under the same last name and same address as the individual, purchasing for his, her or their own account;

January 30, 2022	II-10

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam Funds (other than money market funds, Putnam Income Strategies Portfolio, and class A shares of Putnam Ultra Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children who were under the age of 21 at the time of the investor’s initial purchase):

(i)	individual accounts;
(ii)	joint accounts;
(iii)	accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;
(iv)	shares owned through accounts in the name of the investor’s (or spouse’s or child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and
(v)	accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam Funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A, class M or class N shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of

January 30, 2022	II-11

the fund or any other continuously offered Putnam Fund (excluding Putnam money market funds, Putnam Income Strategies Portfolio, and Putnam Ultra Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares, class M shares or class N shares under a Statement of Intention will be made at the lesser of (i) the offering price applicable at the time of such purchase and (ii) the offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Ultra Short Duration Income Fund acquired by exchange of such eligible shares, and any class N shares of Putnam Ultra Short Duration Income Fund). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares, class M shares or class N shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

January 30, 2022	II-12

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates for purchases before April 1, 2017: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter. Effective April 1, 2017, Putnam Retail Management no longer makes such payments.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

January 30, 2022	II-13

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate*	Fund
Effective July 1, 2020:
0.25%	All funds currently making payments under a class A distribution plan, except for those listed below
0.10%	Putnam Ultra Short Duration Income Fund
0.00%	Putnam Government Money Market Fund Putnam Money Market Fund
Prior to July 1, 2020:
0.25%	All funds currently making payments under a class A distribution plan, except for those listed below
0.20% for shares purchased before 3/21/05; 0.25% for shares purchased on or after 3/21/05**	Putnam Tax-Free High Yield Fund
0.20% for shares purchased before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Strategic Intermediate Municipal Fund
0.20% for shares purchased on or before 12/31/89; 0.25% for shares purchased after 12/31/89	Putnam Convertible Securities Fund George Putnam Balanced Fund Putnam Focused International Equity Fund Putnam Global Health Care Fund
0.20% for shares purchased on or before 3/31/90; 0.25% for shares purchased after 3/31/90	Putnam Mortgage Securities Fund
0.20% for shares purchased on or before 1/1/90; 0.25% for shares purchased after 1/1/90	Putnam Large Cap Value Fund
0.20% for shares purchased on or before 3/31/91; 0.25% for shares purchased after 3/31/91;	Putnam Income Fund
0.10%	Putnam Ultra Short Duration Income Fund
0.20% for shares purchased after 3/6/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Minnesota Tax Exempt Income Fund Putnam Ohio Tax Exempt Income Fund
0.15% for shares purchased on or before 5/11/92; 0.20% for shares purchased after 5/11/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Massachusetts Tax Exempt Income Fund
January 30, 2022	II-14

0.15% for shares purchased on or before 12/31/92; 0.20% for shares purchased after 12/31/92 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam California Tax Exempt Income Fund Putnam New Jersey Tax Exempt Income Fund Putnam New York Tax Exempt Income Fund Putnam Tax Exempt Income Fund
0.15% for shares purchased on or before 7/8/93; 0.20% for shares purchased after 7/8/93 but before 4/1/05; 0.25% for shares purchased on or after 4/1/05	Putnam Pennsylvania Tax Exempt Income Fund
0.00%	Putnam Government Money Market Fund Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class B distribution plan, except for those listed below
0.25%, except that the first years’ service fees of 0.25% are prepaid at time of sale	Putnam Strategic Intermediate Municipal Fund Putnam Tax-Free High Yield Fund
0.20%, except that the first years’ service fees of 0.20% are prepaid at time of sale

Putnam California Tax Exempt Income Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Tax Exempt Income Fund

0.00%	Putnam Government Money Market Fund Putnam Money Market Fund Putnam Ultra Short Duration Income Fund

January 30, 2022	II-15

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Ultra Short Duration Income Fund will be made beginning in the first year.

Rate	Fund
1.00%	All funds currently making payments under a class C distribution plan, except for those listed below
0.50%	Putnam Government Money Market Fund * Putnam Money Market Fund* Putnam Ultra Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record).

Rate	Fund
0.65%	George Putnam Balanced Fund
0.40%	Putnam Diversified Income Trust, Putnam High Yield Fund and Putnam Income Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for George Putnam Balanced Fund and up to the annual rate of 0.50% of the average net asset value of such class M shares for Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam Mortgage Securities Fund.

Different rates may apply to shares sold outside the United States.

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Class N shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class N shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class N distribution plan

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate	Fund
0.50%	All funds currently making payments under a class R distribution plan*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares, and participants in such plans.

Class R3 shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R3 shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class R3 distribution plan

A portion of the class R3 distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R3 shares and participants in such plans.

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department,

January 30, 2022	II-17

registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam Funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2021:

American Enterprise Investment Services Inc.	LPL Financial LLC
Ascensus, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.
Avantax Investment Services, Inc.	Morgan Stanley Smith Barney LLC
AXA Advisors, LLC	OneAmerica Securities, Inc.
Cambridge Investment Research, Inc.	Principal Life Insurance Company
Cetera Advisor Networks LLC	Raymond James & Associates, Inc.
Cetera Advisors LLC	Raymond James Financial Services, Inc.
Cetera Financial Specialists LLC	RBC Capital Markets, LLC
Cetera Investment Services LLC	Resources Investment Advisors, LLC
Citigroup Global Markets Inc.	Retirement Plan Advisory Group
Commonwealth Equity Services	Royal Alliance Associates
First Allied Securities, Inc.	SagePoint Financial, Inc.
FSC Securities Corporation	Stifel, Nicolaus & Company, Incorporated
Great-West Life & Annuity Insurance Company	TD Ameritrade, Inc.
HUB International Limited	TD Ameritrade Clearing, Inc.
J.P. Morgan Securities LLC	Transamerica Retirement Solutions, LLC
Janney Montgomery Scott LLC	UBS Financial Services, Inc.
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John Hancock Retirement Plan Services, LLC	Vanguard Marketing Corporation
Kestra Investment Services, LLC	Voya Financial Advisors, Inc.
Lincoln Financial Advisors Corp.	Wells Fargo Clearing Services, LLC
Lincoln Financial Distributors, Inc.	Woodbury Financial Services, Inc.
Lincoln Financial Securities Corporation

Additional dealers may receive marketing support payments in 2022 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2021 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam Fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam Funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2021:

Charles Schwab & Co., Inc.	Pershing LLC
GWFS Equities, Inc.	RBC Capital Markets, LLC
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Transamerica Advisors Life Insurance Company
National Financial Services LLC

Additional or different dealers may also receive program servicing payments in 2022 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2021 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment

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events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam Funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. Payments in respect of class R3 and class R4 shares are generally made at an annual rate of up to 0.25% of a fund’s average net assets attributable to such class of shares held by a dealer or other financial intermediary. Payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Ultra Short Duration Income Fund. There are no such payments in respect of class R6 shares. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam Funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”), The Putnam Advisory Company, LLC (“PAC”) and/or PanAgora Asset Management, Inc. (“PanAgora”) serve as sub-adviser (as described in the fund’s prospectus), references to Putnam Management in this section include PIL, PAC and/or PanAgora, as appropriate.

Bank Loans, Loan Participations, and Assignments	Market Risk
Borrowing and Other Forms of Leverage	Master Limited Partnerships (MLPs)
Collateralized Debt and Loan Obligations	Money Market Instruments
Commodities and Commodity-Related Investments	Mortgage-backed and Asset-backed Securities
Derivatives	Options on Securities
ESG Considerations	Preferred Stocks and Convertible Securities
Exchange-Traded Notes	Private Placements and Restricted Securities
Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)
Foreign Currency Transactions	Redeemable Securities
Foreign Investments and Related Risks	Repurchase Agreements
Forward Commitments and Dollar Rolls	Securities Loans
Futures Contracts and Related Options	Securities of Other Investment Companies
Hybrid Instruments	Short Sales
Illiquid Investments	Short-Term Trading
Inflation-Protected Securities	Special Purpose Acquisition Companies
Initial Public Offerings (IPOs)	Structured Investments
Interfund Borrowing and Lending	Swap Agreements
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Inverse Floaters	Tax-exempt Securities
Investments in Wholly-Owned Subsidiary	Temporary Defensive Strategies
Legal and Regulatory Risk Relating to Investment Strategy	Warrants
London Interbank Offered Rate (LIBOR)	Zero-coupon and Payment-in-kind Bonds
Lower-rated Securities

Bank Loans, Loan Participations, and Assignments

The fund may invest in bank loans. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of Putnam Management, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. Many loans are either partially or fully secured by the assets of the borrower, and some impose restrictive covenants which must be met by the borrower, although these covenants have become less common, and the terms of covenants have eroded, in recent years. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may acquire a loan interest directly by acting as a member of the original lending syndicate. The fund may also invest in a loan in other ways, including through novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. In an assignment, the fund purchases a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. Participation interests typically result in a contractual relationship only with the lending institution, not with the borrower. In such case, the fund will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In addition, with a participation interest, the fund generally will have no rights of set-off against the borrower, and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan interests held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). Adverse changes in the creditworthiness of the borrower may affect the borrower’s ability to pay principal and interest, and borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan interests in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional

January 30, 2022	II-21

borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” below for more information.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan interest to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. This may subject the fund to greater delays, expenses, and risks than if the fund could enforce its rights directly against the borrower. For example, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loan interests purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

The market for bank loans may not be highly liquid. In addition, loan interests generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such interests in secondary markets. As a result, the fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loan interests acquired by the fund may involve letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to make additional loans upon demand by the borrower pursuant to the terms specified in the loan documentation. This obligation may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so. To the extent that the fund is committed to make additional loans under the loan documentation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments.

Certain of the loan interests acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund’s investment in such interests would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

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With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loan interests that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management’s ability to trade in these loan interests for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan interest that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers in whose loans the fund may hold an interest. These other securities may include, for example, debt securities that are subordinate to the loan interests held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients (including the fund) to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management’s client accounts collectively held only a single category of the issuer’s securities.

The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell bank loan interests and can adversely affect the price that can be obtained. It is possible that sale proceeds from bank loan transactions will not be available to meet redemption obligations, in which case the fund may be required to utilize other sources to meet the redemption obligations, such as cash balances or proceeds from the sale of its more liquid investments or investments with shorter settlement periods.

Some loan interests may not be considered “securities” for certain purposes under the federal securities laws, and, as a result, purchasers, such as the fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

If legislation or federal or state regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are

January 30, 2022	II-23

considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and by Section 18 of the 1940 Act. When the fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. In addition, if the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Each Putnam Fund (other than Putnam Retirement Advantage Funds, Putnam RetirementReady® Funds, and Putnam Short Term Investment Fund) participates in a committed line of credit provided by State Street Bank and Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. Each participating fund in the committed line of credit is required to maintain a specified asset coverage ratio.

In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures, options, forwards and certain swaps such as total return swaps that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net (marked-to-market) obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments. When the fund is a seller of credit protection under a credit default swap, the fund will set aside the full notional amount of the swap transaction.

Leveraging tends to exaggerate the effect of any increase or decrease in the value of the fund’s holding. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. Leveraging also may require that the fund liquidate portfolio securities when it may not be advantageous to do so, to satisfy its obligations or to meet segregation requirements. Leveraging may expose the fund to losses in excess of the amounts invested. Furthermore, if the fund uses leverage through purchasing derivative instruments, the fund has the risk that losses may exceed the net assets of the fund.

Collateralized Debt and Loan Obligations.

The fund may invest in collateralized debt obligations (“CDOs”). CDOs are types of asset-backed securitized instruments and include collateralized loan obligations (“CLOs”) and other similarly structured securities. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect

January 30, 2022	II-24

a fund against the risk of loss on default of the collateral. CDOs may charge management and administrative fees, which are in addition to those of a fund. CDOs may be less liquid than other types of securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a fund invests. CDOs are subject to the typical risks associated with debt instruments and fixed income and/or asset-backed securities discussed elsewhere in the prospectus and in this SAI, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), prepayment risk, credit risk (including adverse credit spread moves), liquidity risk and market risk. , CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets (particularly where the underlying collateral in a loan portfolio is not individually assessed prior to purchase); (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured product is invested in a security in which a fund is also invested, this would tend to increase the fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities, which vary in risk and yield, and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or if a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.

CLO Securities may be privately placed and thus subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities may be considered illiquid investments in the event there is no secondary market for the CLO Securities. CLOs are also subject to the same risks associated with CDOs, as described above.

Commodities and Commodity-Related Investments

Some funds may gain exposure to commodity markets by investing in physical commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions

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or natural disasters, livestock disease, trade embargoes, economic sanctions, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Derivatives,” “Forward Commitments and Dollar Rolls,” “Futures Contracts and Related Options,” “Hybrid Instruments,” “Investments in Wholly-Owned Subsidiary,” “Short Sales,” “Structured Investments,” “Swap Agreements” and “Warrants” herein for more information on the fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Putnam PanAgora Risk Parity Fund’s investment in a wholly-owned foreign subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. See the “Investments in Wholly-Owned Subsidiary” and “Taxes” sections for more information.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, certain foreign currency transactions, options, warrants, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be “derivatives.” Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of one or more underlying investments, pools of investments, indexes or currencies. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivatives instrument and the reference asset, or other factors, especially in unusual market conditions, and may result in increased volatility. Derivatives may be difficult to value and may increase the fund’s transactions costs. The successful use of derivatives depends on the ability to manage these sophisticated instruments. There is no assurance that the fund’s use of derivative instruments

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will enable the fund to achieve its investment objective or that Putnam Management will be able to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Code or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below.

The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. The use of leverage involves risk and may increase the volatility of the fund’s net asset value. See “Borrowing and Other Forms of Leverage.”

In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies). Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indexes or currencies.

Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system or on the fund’s ability to exercise remedies. Also, the fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the fund’s behalf.

Some derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty, and counterparty risk, since the counterparty may be unable or unwilling to perform its obligations under the contract for reasons unrelated to its financial condition, such as operational issues, business interruptions or contract disputes. If a privately negotiated over-the-counter contract calls for payments by the fund, the fund must be prepared to make the payments when due. If a counterparty’s creditworthiness declines or the counterparty is otherwise unable or unwilling to perform its obligations under the contract, the fund may not receive payments owed under the contract, or the payments may be delayed and the value of the agreements with the counterparty may decline, potentially resulting in losses to the fund.

Derivatives also are subject to the risk that the fund may be delayed or prevented from recovering margin or other amounts deposited with a clearinghouse, futures commission merchant or other counterparty. If the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

To the extent the fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

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Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, some over-the-counter instruments may be considered illiquid, and it may not be possible for the fund to liquidate a derivative position at an advantageous time or price, which may result in significant losses.

Legislation and regulation of derivatives in the U.S. and other countries, including asset segregation, margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI.

Combined Positions

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, options on futures contracts, indexed securities, swap agreements or other derivative instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

ESG Considerations

A fund may integrate environmental, social, or governance (“ESG”) considerations into its research process and/or investment decision-making. Putnam Management believes that ESG considerations, like other, more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, have the potential to impact risk and returns. The relevance and materiality of ESG considerations in a fund’s process will differ from strategy to strategy, from sector to sector, and from portfolio manager to portfolio manager, and, in some cases (such as where Putnam Management lacks relevant ESG data), ESG considerations may not represent a material component of a fund’s investment process. Other than in the case of Putnam Sustainable Future Fund and Putnam Sustainable Leaders Fund, the consideration of ESG factors as part of a fund’s investment process does not mean that a fund pursues a specific “ESG” or “sustainable” investment strategy, and, depending on the fund, Putnam Management may sometimes make investment decisions other than on the basis of relevant ESG considerations.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security whose returns are linked to the performance of a particular market index or other reference assets less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. Investors may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index less applicable fees and expenses. ETNs typically do not make periodic interest payments and principal typically is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, economic, legal, political or geographic events that affect the reference assets, volatility and lack of liquidity in the reference assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index, and there may be times when an ETN

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trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes are debt instruments that provide for periodic adjustments in the interest rate. The interest rate on these instruments may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” below for more information.

Interest rate adjustments are designed to help stabilize the instrument’s price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the instrument’s market price when interest rates or benchmark rates rise, it lowers the fund’s income when interest rates or benchmark rates fall. The fund’s income from its floating rate and variable rate investments also may increase if interest rates rise. Floating rate and variable rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the issuer. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s NAV.

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Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. If these obligations are not secured by letters of credit or other credit support arrangements, the fund’s right to demand payment will be dependent on the ability of the issuer to pay principal and interest on demand. In addition, these obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. There is no assurance that the fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as those of the original instrument.

The absence of an active secondary market for floating rate and variable rate demand notes could make it difficult for the fund to dispose of the instruments, and the fund could suffer a loss if the issuer defaults or during periods in which the fund is not entitled to exercise its demand rights. When a reliable trading market for the floating rate and variable rate instruments held by the fund does not exist and the fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to the fund’s limitation on investments in illiquid securities.

Foreign Currency Transactions

The fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. The fund may engage in these transactions for a variety of reasons, including to manage the exposure to foreign currencies inherent in the fund’s investments, to increase its returns, and to offset some of the costs of hedging transactions. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both “transaction hedging” and “position hedging” (the sale of forward currency with respect to portfolio security positions). The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the fund’s purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging, in which the fund enters into foreign currency transactions on a particular currency with respect to portfolio positions denominated or quoted in that currency. By position hedging, the fund attempts to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted). While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

The fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

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A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade that provides a secondary market in such contracts or options. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin on its futures positions.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

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Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund’s best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund’s current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, the fund may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

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There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, certain foreign currency transactions may be required to be subject to initial as well as variation margin requirements. Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund’s portfolio and the availability of suitable transactions. There can be no assurance that suitable foreign currency transactions will be available for the fund at any time or that the fund will engage in foreign currency exchange transactions at any time or under any circumstances even if suitable transactions are available to it.

Successful use of currency management strategies will depend on Putnam Management’s skill in analyzing currency values. Currency management strategies may increase the volatility of the fund’s returns and could result in significant losses to the fund if currencies do not perform as Putnam Management anticipates. There is no assurance that Putnam Management’s use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund’s income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, custody, disclosure and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving

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foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the fund’s liquidity risk and require the fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of economic sanctions or embargoes (whether imposed by the United States. or another country or other governmental or non-governmental organization), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Such actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In some cases (including in the case of sanctions), such actions also could result in a freeze on an issuer’s securities which would prevent the fund from selling securities it holds. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. Due to the potential for foreign withholding taxes, MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for

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purchase by domestic parties (and such securities may be less liquid than other classes of securities of an issuer), or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the fund will satisfy applicable foreign reporting requirements at all times.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will present viable investment opportunities for the fund. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In such an event, it is possible that the fund could lose the entire value of its investments in the affected market. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund may need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If the fund invests in securities issued by foreign issuers, the fund may be subject to the risks described above even if all of the fund’s investments are denominated in U.S. dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies.

Investing through Stock Connect. The fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong.

There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the fund’s performance. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, the fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit the fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. The fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of Putnam Management to effectively manage the

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fund, and may expose the fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of the fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Stock Connect trades are settled in Renminbi (“RMB”), the official currency of PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the fund’s investments and returns. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). The fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of the fund’s Hong Kong sub-custodian. Therefore, the fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose the fund to the credit risk of the relevant securities depositories and the fund’s Hong Kong sub-custodian. While the fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

The fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. The fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.

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Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the fund, which may negatively affect investment returns for shareholder.

Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold while the dollar roll is outstanding, but receives the difference between the current sales price and the forward price for the future purchase. In addition, the fund may reinvest the cash proceeds of the sale while the dollar roll is outstanding in an effort to enhance returns. The reinvestment of such proceeds may be considered a form of investment leverage and may increase the fund’s risk and volatility. If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower

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return than would have been realized without the use of the dollar rolls. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, when entering into a forward commitment transaction, the fund will rely on the other party to consummate the transaction. In the event that the other party files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected. For example, the other party’s failure to complete the transaction may result in the loss to the fund of an advantageous yield or price.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund’s portfolio or as a substitute for direct investment. A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as “contract markets” -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use include, without limitation, U.S. Treasury futures, index futures, corporate or municipal bond futures, U.S. Government agency futures, interest rate futures, commodities futures, futures contracts on sovereign debt, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

When the fund enters into a futures contract, the fund is required to deliver to the futures broker an amount of liquid assets known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit in that it is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. Futures contracts also involve brokerage costs. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the value of the futures contract fluctuates, a process known as “marking to the market.” For example, if the fund purchases a futures contract on an underlying security and the price of that security rises, the value of the futures contract will increase and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, if the price of the underlying security declines, the value of the futures contract will decrease and the fund will be required to make a variation margin payment to the broker based on

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that decrease in value. Upon the closing of a futures contract, the fund will receive or be required to pay additional cash based on a final determinations of variation margin.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. The fund may close some or all of its futures positions at any time prior to their expiration. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund’s theoretical loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Such closing transactions involve additional commission costs.

A portion of any capital gains from futures contracts in which the fund invests directly will be treated for federal income tax purposes as short-term capital gains that, when distributed to taxable shareholders, will be taxable as ordinary income. The fund’s investments in futures may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement.

Each of the fund and the subsidiary set forth below is a commodity pool under the Commodity Exchange Act (the “CEA”), and each of Putnam Management and PanAgora is registered as a “commodity pool operator” under the CEA with respect to each such fund. PanAgora is also registered as a “commodity trading advisor” under the CEA. Since Putnam Management, PanAgora, and the fund and subsidiary set forth below are subject to regulation by the CFTC under the CEA, they are required to comply with applicable CFTC disclosure, reporting, and recordkeeping requirements. The disclosure, reporting and, recordkeeping requirements associated with registration with the CFTC as a “commodity pool operator” would ordinarily be in addition to those requirements already imposed onto the fund, Putnam Management, and PanAgora by the SEC. In August 2013, the CFTC issued a rule that permits a registered investment company to elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting, and recordkeeping requirements. The fund listed below has elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements by agreeing to comply with applicable SEC requirements.

Fund	Subsidiary
Putnam PanAgora Risk Parity Fund	Putnam PanAgora Risk Parity Fund, Ltd.

As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to this fund and its subsidiary (listed above), and compliance with the CFTC’s regulatory requirements could increase fund expenses, adversely affecting a fund’s total return. With respect to each other Putnam Fund, Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to use commodity interests, including futures, options on futures and certain swaps. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” with the CFTC with respect to that fund. Putnam Management’s eligibility to

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claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests is limited by Putnam Management’s intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks that comprise the index, and the value of the index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts possess many of the same characteristics as options on securities and indices. An option on a futures contract gives the holder the right, in return for the premium paid to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). After entering into a put or call option on a futures contract, the fund will be required to deposit initial margin and variation margin as described above for futures contracts.

When a call option on a futures contract is exercised, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. When a put option on a futures contract is exercised, the holder acquires a short position in the futures contract and the writer is assigned the opposite long position. When an option is exercised, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument (subject to the availability of a liquid market).

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The fund may use options on futures contracts in lieu of purchasing or writing options directly on the underlying instruments or purchasing and writing the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. As an alternative to purchasing or writing call and put options on index futures, the fund may purchase and write call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts (which are described below). In addition, by writing a call option, the fund becomes obligated to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Similarly, by writing a put option, the fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The writing of an option on a futures contract generates a premium, which may partially offset an increase (in the case of a written call option) or decrease (in the case of a written put option) in the value of the underlying futures contract. However, the loss incurred by the fund in writing options on futures contracts is potentially unlimited and may exceed the amount of the premium received. The fund will also incur transaction costs in connection with the writing of options on futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts and options on futures contracts by the fund is subject to Putnam Management’s ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures contracts to hedge its portfolio against a decline in the market, the index on which the futures contracts are written may advance and the value of securities held in the fund’s portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures contracts and experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.

The use of futures and options strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures contracts and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts used by the fund and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures

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market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position. In addition, in the case of hedging transactions, an incorrect correlation could result in a loss on both the hedged securities in the fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted.

The risk of a position in a futures contract may be very large compared to the relatively low level of margin a fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the fund relative to the size of a required margin deposit. In addition, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. The fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In the event of an insolvency of the futures commission merchant, the fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions. The fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures that may interfere with the timely execution of customer orders. For example, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. Futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the fund were unable to liquidate a futures contract or an option on a futures contract due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

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Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities and combine the elements of futures contracts or options with those of debt, preferred equity, commodity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. In addition, the various benchmarks and prices for underlying assets can be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If the fund attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce

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the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor, and the value of the hybrid instrument may decline substantially if the issuer’s creditworthiness deteriorates. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Investments

Each Putnam money market fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c). Rule 22e-4 under the 1940 Act provides that mutual funds (other than money market funds) may not acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investment” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A fund’s illiquid investments may be considered speculative and may be difficult to sell. The sale of many of these investments may be prohibited or limited by law or contract. Illiquid investments may be difficult to value for purposes of calculating a fund’s net asset value. A fund may not be able to sell illiquid investments when Putnam Management considers it desirable to do so, or a fund may be able to sell them only at less than their value. The larger size of certain fund holdings and the lack of liquidity in securities markets may limit a fund’s ability to sell illiquid investments, or to sell them at appropriate prices, thereby negatively impacting the fund.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation or deflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. Two structures are common. While the U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond, many other issuers adjust the coupon accruals for inflation-related changes.

U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. U.S. TIPS currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future.

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Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of U.S. TIPS is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related securities which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal amount.

In addition, inflation-indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates). The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected securities issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure, which could result in losses to the fund. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

Although inflation-indexed bonds securities may protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In general, the value of inflation-protected securities is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in an IPO frequently are very volatile in price (and may, therefore, involve greater risk) due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited availability of information about the issuer. Because of the price volatility of IPO securities, the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

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There can be no assurance that investments in IPOs will be available to the funds or improve a fund’s performance. At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, to the extent that the number of Putnam Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into an Amended and Restated Master Interfund Lending Agreement by and among each Putnam Fund and Putnam Management (the “Interfund Lending Agreement”) under which a Putnam Fund may lend or borrow money (Putnam money market funds may lend, but not borrow) for temporary purposes directly to or from another Putnam Fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order dated April 10, 2002 (the “Putnam Exemptive Order”) granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

On March 23, 2020, the SEC issued a temporary exemptive order (the “Temporary Order”) granting relief to funds in response to the market impacts of COVID-19. The Temporary Order permitted the Putnam Funds to deviate from certain terms and conditions of the Putnam Exemptive Order permitting the Putnam Funds to participate in an interfund lending facility, including with respect to the maximum term of an interfund loan and the maximum percentage of a lending fund’s assets that may be loaned. Under the Temporary Order, a fund may lend up to 25% of its net assets notwithstanding provisions in the Putnam Exemptive Order that limit the aggregate loans to all borrowing funds to 15% of the lending fund’s net assets. A maximum term of 60 days for any interfund loan made in reliance on the Temporary Order is permitted.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral, if any). Such a call would be deemed made if a lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam Fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If (i) the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets,(ii) the fund’s total outstanding borrowings exceed 10% of its total assets for any reason (such as a decline in net asset value or because of shareholder redemptions), or (iii) the fund has outstanding secured Interfund Loans, the fund may borrow through the Interfund Lending Agreement on a secured basis only. All

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secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam Fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets (25% under the Temporary Order) at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days (60 days if the Interfund Loan is made in reliance on the Temporary Order). Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, the lending fund could take possession of collateral that it is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the lending fund. Because Putnam Management provides investment management services to both the lending fund and the borrowing fund, Putnam Management may have a potential conflict of interest in determining whether an Interfund Loan is appropriate for the lending fund and the borrowing fund. The funds and Putnam Management have adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.

Inverse Floaters

Inverse floating rate debt securities (or “inverse floaters”) are debt securities structured with variable interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. As a result, inverse floaters may be more volatile and more sensitive to interest rate changes than other types of debt securities with comparable maturities. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Certain inverse floaters may be illiquid.

Investments in Wholly-Owned Subsidiary

Putnam PanAgora Risk Parity Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

Generally, the Subsidiary will invest primarily in commodity futures, and swaps on commodity futures, but the Subsidiary may also invest in other commodity-related instruments (such as financial futures, option and swap contracts). The Subsidiary may also have exposure to equity and fixed income securities, cash and cash equivalents, pooled investment vehicles (including those that are not registered pursuant to the 1940 Act) and other investments, either as investments or to serve as margin or collateral for the Subsidiary’s derivative

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positions. Unlike a fund, the Subsidiary may invest without limitation in commodity-linked derivatives. By investing in the Subsidiary, Putnam PanAgora Risk Parity Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Except as described below, the Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in the prospectus and could adversely affect the fund and its shareholders.

The Chief Compliance Officer of Putnam PanAgora Risk Parity Fund oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. Putnam PanAgora Risk Parity Fund tests for compliance with investment restrictions on a consolidated basis with its Subsidiary, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the fund.

PanAgora provides investment management and other services to the Subsidiary. PanAgora does not receive increased compensation by virtue of providing the Subsidiary with investment management or administrative services. However, Putnam Management pays PanAgora based on Putnam PanAgora Risk Parity Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the fund.

The financial statements of Putnam PanAgora Risk Parity Fund will be consolidated with the financial statements of the Subsidiary in the fund’s Annual and Semi-Annual Reports. The fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of the prospectus.

In order for the fund to qualify as a regulated investment company under Subchapter M of the Code the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Income from certain commodity-linked derivative instruments in which the fund might invest may not be considered qualifying income. Putnam PanAgora Risk Parity Fund’s investment in the Subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. If a net loss is realized by the Subsidiary, such loss is generally not available to offset income or capital gain generated from the fund’s other investments. In addition, the Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the Internal Revenue System or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the fund to trade in securities or otherwise execute its investment strategy could have a material adverse impact on the fund’s performance.

The regulatory environment for funds is evolving, and changes in regulation may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The

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CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) that requires each fund (other than Putnam money market funds) to establish a liquidity risk management program. The funds have implemented a liquidity risk management program, and the fund’s Board of Trustees has appointed Putnam Management to administer the program. Under the liquidity risk management program, the liquidity risk of each fund is assessed, managed, and periodically reviewed and each portfolio investment held by each fund is classified as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interest in the fund. The liquidity of a fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the fund’s liquidity risk management program. The impact the Liquidity Rule will have on the funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact a fund’s performance and its ability to achieve its investment objective(s). Please see “Illiquid Investments” above for more information.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC, and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The European Union (“EU”) and some other countries have implemented and are in the process of implementing similar requirements that affect the fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. For example, the U.S. government, the EU and certain other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in 2017 and new initial margin requirements are expected to become effective for swaps between swap dealers and many buy-side entities in the near future. Such requirements could increase the amount of margin the fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

In addition, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), regulating the use by registered investment companies of derivatives and many related instruments (e.g. reverse repurchase agreements). The compliance date for the Derivatives Rule is expected to be on or about August 19, 2022. The Derivatives Rule requires, among other things, that certain entities adopt a derivatives risk management program, comply with limitations on leverage-related risk based on a “value-at-risk” test and update reporting and disclosure procedures. Funds that use derivative instruments in a limited amount will not be subject to the full requirements of the Derivatives Rule. In connection with the adoption of the Derivatives Rule, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. As the funds come into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted.

Regulatory changes also may affect counterparty risk. For example, new regulatory requirements may limit the ability of the fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such

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proceedings in the EU, the liabilities of such counterparties to the fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The CFTC and domestic exchanges have established speculative position limits, referred to as “position limits,” on the maximum speculative positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund. In addition, the CFTC recently adopted rules that, once effective, will materially expand the scope of contracts subject to federal limits to include additional futures and options on futures and certain swaps. Such regulations may adversely affect the fund’s ability to hold positions in certain futures contracts and related options and swaps.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. Such events could make a fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions on short sales, they could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities, including short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for the fund to execute certain investment strategies and may have a material adverse effect on the fund’s ability to generate returns.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact each fund’s investment strategies and operations.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the fund may invest, which costs could be passed along to the fund as an investor in such transactions.

Some EU-regulated institutions (banks, certain investment firms, and authorized managers of alternative investment funds) are currently restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than five percent of specified credit

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risk tranches or asset exposures related to the securitization. In the future, EU insurance and reinsurance undertakings and UCITS funds are expected to become subject to similar restrictions. Although the requirements do not apply to the fund directly, the costs of compliance, in the case of any securitization within the EU risk retention rules in which the fund has invested or is seeking to invest, could be indirectly borne by the fund and the other investors in the securitization.

The regulations described in this SAI as well as other new or evolving regulations could, among other things, further restrict the fund’s ability to engage in, or increase the cost to the fund of, derivatives transactions, and the fund may be unable to execute its investment strategy as a result. Because these requirements are new and evolving, their ultimate impact on the fund and the financial system is not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, the requirements can expose the fund to new kinds of costs and risks.

London Interbank Offered Rate (LIBOR)

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”) and may hold fixed-income securities that are downgraded to a lower rating after the time of purchase by the fund. Compared to higher-rated fixed-income securities, lower-rated securities generally offer the potential for higher investment returns but subject holders to greater credit, market and liquidity risk, including the possibility of default or bankruptcy. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund’s ability to sell its securities at prices approximating the values

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the fund had placed on such securities. The market price of lower-rated securities also generally responds to short-term corporate and market developments to a greater extent than do the price and liquidity of higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower-rated securities to meet its ongoing debt obligations. In addition, the market may be less liquid for lower-rated securities than for higher-rated securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. See “SECURITIES RATINGS.”

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent than higher-rated securities by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities, whether or not justified by fundamental factors. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security, changes in the ability of an issuer to make payments of interest and principal or regulation that limits the ability of certain categories of financial institutions to invest in lower-rated securities may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund’s net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund’s goal(s).

Lower-rated securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Issuers of lower-rated fixed-income securities may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Issuers of lower-rated securities are also often highly leveraged, and their relatively high debt-to-equity ratios increase the risk that their operations may not generate sufficient cash flow to service their debt obligations, especially during an economic downturn or during sustained periods of rising interest rates. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by issuers of lower-rated securities is significantly greater than for issuers of higher-rated securities because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund’s assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able

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to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund’s net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the fund’s operating expenses and adversely affect the fund’s net asset value. In the case of tax-exempt funds, any income derived from the fund’s ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in lower-rated securities, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in higher-rated securities

Market Risk

The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default), government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies), geopolitical events or changes (including natural disasters, epidemics or pandemics, terrorism and war), and factors related to a specific issuer, geography, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal, political, regulatory and tax changes may cause fluctuations in markets and securities prices. In the past, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the U.S. Federal Reserve and the European Central Bank, at times have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

The fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, economic uncertainty, and other geopolitical events (including sanctions, tariffs, exchange controls or other cross-border trade barriers) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. In addition, trade disputes (such as the “trade war” between the United States and China that intensified in 2018 and 2019) may affect investor and consumer confidence and may adversely impact

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financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the fund are difficult to predict.

Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets, and may result in significant market volatility, exchange trading suspensions or closures, or a substantial economic downturn or recession. Those events, as well as other changes in foreign and domestic economic and political conditions, also could disrupt the operations of the fund or its service providers or adversely affect individual issuers or related groups of issuers, interest rates, credit ratings, default rates, inflation, supply chains, consumer demand, investor sentiment, and other factors affecting the value or liquidity of the fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; higher levels of unemployment; event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in healthcare service preparation and delivery; prolonged quarantines; and general concern and uncertainty. These impacts have negatively affected, and may continue to negatively affect, the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic also has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and economic downturns and recessions, and may continue to have similar effects in the future. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policies changes, may affect the value, volatility, and liquidity of some securities and other assets. Health crises caused by the COVID-19 pandemic may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The foregoing could impair the fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the fund’s service providers, adversely affect the value and liquidity of the fund’s investments, and negatively impact the fund’s performance and your investment in the fund. Given the significant uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict its potential impacts on a fund’s investments.

Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets, contribute to overall market volatility and adversely affect the values of the fund’s investments.

Given the increasing interdependence among global economies and markets, conditions in one country, region or market might adversely affect financial conditions or issuers in other countries, regions or markets. For example, any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on global currency and financial markets, and on the values of the fund’s investments. On January 31, 2020, the United Kingdom formally withdrew from the European Union (commonly known as “Brexit”). An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021.While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom. To the extent the fund has focused its investments in a particular country, region or market, adverse geopolitical and other events impacting that country, region or market could have a disproportionate impact on the fund.

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Master Limited Partnerships (MLPs)

A MLP generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

MLP securities in which certain funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests. For example, companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could

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have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Commercial paper is usually sold on a discounted basis rather than as an interest-bearing instrument. Unlike some other debt obligations, commercial paper is typically unsecured, which increases the credit risk associated with this type of investment. In some cases, commercial paper may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. Commercial paper also may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Certificates of deposit may include those issued by foreign banks outside the United States. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam Funds may invest in bankers’ acceptances without regard to this requirement.

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Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, home equity loans, leases of various types of real, personal and other property and receivables from credit card agreements. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other

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things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. The market value of an ARM may be adversely affected if interest rates increase faster than the rates of interest payable on the ARM or by the adjustable rate mortgage loans underlying the ARM. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features. A hybrid ARM is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. During the initial interest period, hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” above for more information.

Mortgage-backed and asset-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed and asset-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed and asset-backed securities. Although liquidity of mortgage-backed and asset-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed and asset-backed securities will continue to improve and become more liquid.

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CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities (such as Freddie Mac, Fannie Mae, or Ginnie Mae), these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. CMOs may also be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (interest only or “IOs”), while the other class will receive all of the principal (principal only or “POs”). The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Generally, the market value of POs is unusually volatile in response to changes in interest rates. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed

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securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

Consistent with the fund’s investment objective and policies, the fund may invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Options on Securities

Writing covered options. The fund may write (i.e., sell) covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund’s goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price, regardless of the security’s market price; put options written by the fund give the purchaser the right to sell the underlying securities to the fund at a stated exercise price, regardless of the security’s market price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The fund realizes a profit or loss from a closing transaction if

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the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as “margin,” or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. If such a price decline occurs, the put option will permit the fund to sell the security at the higher exercise price or to close out the option at a profit. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. If such a price increase occurs, a call option will permit the fund to purchase the securities at the exercise price or to close out the option at a profit. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund’s options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management’s expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management’s expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the fund’s ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may

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discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations. Although the fund may be able to offset to some extent any adverse effects of being unable to terminate an option position, the fund may experience losses in some cases as a result of such inability.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date. Since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC” options). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options. OTC options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund’s ability to invest in illiquid securities. All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and other countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

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There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Under ordinary circumstances, preferred stock does not carry voting rights. As with all equity securities, the value of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. The value of preferred stocks is particularly sensitive to changes in interest rates and is more sensitive to changes in an issuer’s creditworthiness than is the value of debt securities. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions, which can limit the benefit to investors of a decline in interest rates. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Additionally, if the issuer of preferred stock experiences economic or financial difficulties, its preferred stock may lose value due to the reduced likelihood that its board of directors will declare a dividend. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued on debt or dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

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The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value may be dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current market price of the underlying security. Because of the conversion feature, the market value of a convertible security will normally fluctuate in some proportion to changes in the market value of the underlying security, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions.

A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Convertible securities generally have less potential for gain than common stocks.

The fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund’s investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. There can be no assurance that a liquid market will exist for any such security at any particular time, and a security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. In addition, market quotations for these securities are less readily available. Due to the more limited financial information and lack of publicly available prices, it may be more difficult to determine the fair value of these securities for purposes of computing the fund’s net asset value. As a result, the judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities, and the fair value prices determined for the fund could differ from those of other market participants.

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While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144, 144A or Regulation S), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Disposing of these securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering these securities for resale and the risk of substantial delay in effecting the registration. Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the fund’s own expenses.

Investing in REITs may involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (“hybrid REITs”). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value

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of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency, borrower default or self-liquidation. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing to maintain their exemptions from registration under the 1940 Act. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund’s investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes or may require the fund to accrue and distribute income not yet received. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to “call” or redeem its securities. Issuers of redeemable securities are generally more likely to exercise a “call” option in periods when interest rates are below the rate at which the original security was issued. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Repurchase Agreements

Each fund may invest in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and

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the fund to resell, the security at a fixed time and price, which represents the fund’s cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is generally considered an illiquid investment. It is the fund’s present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable or unwilling to close out the repurchase agreement in accordance with its terms or the parties disagree as to the meaning or application of those terms. In such an event, the fund may be subject to expenses, delays, and risk of loss, including: (i) possible declines in the value of the underlying security while the fund seeks to enforce its rights under the agreement; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. The fund is also subject to the risk that the repurchase agreement instrument may not perform as expected.

Pursuant to no-action relief granted by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets to another party subject to an agreement by the fund to repurchase the same assets from that party at an agreed upon price and date. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on the assets and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the assets. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged.

When entering into a reverse repurchase agreement, the fund bears the risk of delay and costs involved in recovery of securities if the initial purchaser of the securities fails to return the securities upon repurchase or fails financially. These delays and costs could be greater with respect to foreign securities. Although securities repurchase transactions are generally marked to market daily, the fund also faces the risk that securities subject to a reverse repurchase transaction will decline quickly in value, and the fund will remain obligated to repurchase those securities at a higher price, potentially resulting in a loss. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a

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security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers or other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, “marked-to-market” daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include ETFs), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries, though unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs also are subject to the risk that the timing and magnitude of cash

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inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts or interruptions due to policies of the relevant exchange, unusual market conditions or other reasons. There can be no assurance that shares of a closed-end investment company or ETF will continue to be listed on an active exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “- Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. There is also a risk that a borrowed security will need to be returned to the lender on short notice. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the fund, such as certain emerging market country securities or securities of companies with smaller market capitalizations. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

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Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-Term Trading

In seeking the fund’s objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as “portfolio turnover” and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund’s investment policies, under certain market conditions the fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund’s portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund’s portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In

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addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. To the extent an applicable interest rate is based on LIBOR, the fund will be exposed to certain additional risks. See “London Interbank Offered Rate (LIBOR)” above for more information.

The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). Total return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or investing

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directly in such market. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “-Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The value of the fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price. The fund’s ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the fund.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations to the counterparty. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

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The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or attempt to profit from changes or perceived changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. The fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If the fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may purchase and write (sell) put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “-Options on Securities.”

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV.

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Tax-exempt Securities

General description. As used in this SAI, the term “Tax-exempt Securities” includes debt obligations issued by a state, a territory or possession of the United States, the District of Columbia, Puerto Rico, Guam and their political subdivisions (for example, counties, cities, towns, villages, districts and authorities), agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include to refund of outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities in anticipation of the receipt of revenue or the issuance of other obligations.

Tax-exempt Securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Tax-exempt Securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, payment-in-kind and step-coupon securities and may be privately placed or publicly offered.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of “private activity” bonds may be issued by public authorities to finance projects of privately-owned entities, such as privately - operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “Redeemable securities,” “-Zero-coupon and Payment-in-kind Bonds,” “-Structured investments,” and “Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

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Even though Tax-exempt Securities are interest-bearing investments that promise a stable flow of income, their prices are generally inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Tax-exempt Securities with longer remaining maturities typically fluctuate more than those of similarly rated Tax-exempt Securities with shorter remaining maturities. The values of Tax-exempt Securities also may be affected by changes in their actual or perceived credit quality. The credit quality of Tax-exempt Securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund’s goals is more dependent on Putnam Management’s investment analysis than would be the case if the fund were investing in securities of better-known issuers. In addition, Tax-exempt Securities may be harder to value than securities issued by corporations that are publicly traded.

The secondary market for some Tax-exempt Securities issued within a state (including issues that are privately placed with the fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the Tax-exempt Securities in which the fund may invest. The market for Tax-exempt Securities rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Tax-exempt Securities Issued by the Commonwealth of Puerto Rico. Tax-exempt Securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico has recently experienced (and may in the future experience) significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the fund’s investments in Puerto Rico Tax-Exempt Securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the fund’s investments in Puerto Rico Tax-exempt Securities. In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act, known as “PROMESA,” was signed into law. Among other things, PROMESA established a federally-appointed Oversight Board to oversee Puerto Rico’s financial operations and provides Puerto Rico a path to restructuring its debts, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed. Proceedings under PROMESA remain ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of a Fund’s investments in Puerto Rico municipal securities.

These challenges and uncertainties have been exacerbated by Hurricane Maria and the resulting natural disaster in Puerto Rico. In September 2017, Hurricane Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date.

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Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond’s price will fall to its call price. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by the fund nonetheless still subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.

Tender option bonds. The fund may invest in tender option bonds (“TOBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a TOB. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the TOB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of TOBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. TOBs are subject to restrictions on resale and are highly sensitive to changes in interest rates and the value of the underlying bond. Generally, coupon income on TOBs will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of periodic payments by tobacco companies made under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share in settlement of certain smoking-related litigation. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, the spread of local ordinances restricting smoking in public places, and increases in the use of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products, and smokeless tobacco).

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could

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cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment is a right acquired by the fund to sell up to the principal amount of such Tax-exempt Securities back to the seller or a third party (typically an institution such as a bank or broker-dealer) at an agreed-upon price or yield within specified periods prior to their maturity dates. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments when determining the fund’s net asset value. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-exempt Securities of the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-

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exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

“Moral obligation” bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “-Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. A lease obligation is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Lease obligations may be secured or unsecured. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged.

Municipal leases may be subject to greater risks than general obligation or revenue bonds. Although lease obligations do not constitute general obligations of the municipality, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult. If a municipality does not fulfill its payment obligation, it may be difficult to sell the lease obligation and the proceeds of a sale may not cover the fund’s loss.

In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds. Moreover, such leases may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the fund’s original investment.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, such as the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the fund’s municipal bonds in the same manner.

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From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies. However, a fund may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. In implementing temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. When the fund takes temporary defensive positions, the fund may miss out on investment opportunities, and the fund may not achieve its investment objective. In addition, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Warrants

The fund may invest in or acquire warrants, which are instruments that give the fund the right (but not the obligation) to purchase certain securities from an issuer at a specific price (the “strike price”) until a stated expiration date. The purchase of warrants involves the risk that the effective price paid for the warrant added to the strike price of the underlying security may exceed the value of the security’s market price, such as when there is no movement in the level of the underlying security. Also, the strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

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The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code. The market for zero-coupon and payment-in-kind bonds may be limited, making it difficult for the fund to value them or dispose of its holdings quickly at an acceptable price.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. Additionally, the House of Representatives recently passed the Build Back Better Act, which would make significant changes to the Code if enacted into law, and this summary does not contain a description of such potential changes. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding

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voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

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The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

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Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam Funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

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Distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders.

Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a fund's investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

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In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. For taxable years beginning after December 31, 2017, corporations are no longer subject to the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

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If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

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In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. The fund’s investments in futures and swaps may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund

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for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Putnam PanAgora Risk Parity Fund intends to gain exposure to commodities and commodity-related investments, in whole or in part, through the fund’s Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “United States Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “United States Shareholders.” Because Putnam PanAgora Risk Parity Fund is a U.S. person that owns all of the stock of its Subsidiary, Putnam PanAgora Risk Parity Fund is a “United States Shareholder” and the Subsidiary is a CFC. As a “United States Shareholder,” Putnam PanAgora Risk Parity Fund is required to include in gross income for United States federal income tax purposes, as ordinary income, all of its Subsidiary’s “subpart F income” for the CFC’s taxable year ending with or within the fund’s taxable year, whether or not such income is distributed by the Subsidiary, which may increase the ordinary income recognized by the fund. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in commodities. It is expected that all of the Subsidiary’s income will be “subpart F income.” The fund’s recognition of its Subsidiary’s “subpart F income” will increase the fund’s tax basis in its Subsidiary’s shares. Distributions by the Subsidiary to the fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the fund’s tax basis in its Subsidiary’s shares. “Subpart F income” is treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Under Treasury regulations, income, if any, realized by a wholly-owned non-U.S. subsidiary (such as a Subsidiary) of a fund and included in such fund’s annual income of U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the fund’s business of investing in stock, securities or currencies. If a net loss is realized by the Subsidiary, such loss is not available to offset income or capital gain generated from the fund’s other investments. In addition, the Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

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Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Distributions by the fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

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Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the

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time at which such items are taken into account as revenue in the taxpayer's financial statements. The IRS and Treasury Department have issued regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, the fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it

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by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a

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shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain

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conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

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If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends

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the fund pays. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Liaquat Ahamed (Born 1952), Trustee since 2012	Author; won Pulitzer Prize for Lords of Finance: The Bankers Who Broke the World.	101	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization; and a Trustee of the Journal of Philosophy.
Ravi Akhoury (Born 1947), Trustee since 2009	Private investor.	97	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a director of RAGE Frameworks, Inc.
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Barbara M. Baumann (Born 1955), Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	97	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop and produce natural gas, oil and natural gas liquids reserve in the Appalachian Basin; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children’s Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a director of publicly traded companies Buckeye Partners, LP, UNS Energy Corporation, CVR Energy Company and SM Energy Corporation.
Katinka Domotorffy (Born 1975), Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	101	Director of the Great Lakes Science Center and of College Now Greater Cleveland.
Catharine Bond Hill (Born 1954), Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	101	Director of Yale-NUS College; and Trustee of Yale University.
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Paul L. Joskow (Born 1947), Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology and economic performance.	97	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.
Kenneth R. Leibler (Born 1949), Trustee since 2006, Vice Chair from 2016 to 2018 and Chair since 2018	Vice Chairman Emeritus of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	97	Director of Eversource Corporation, which operates New England’s largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.
George Putnam, III (Born 1951), Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	97

Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously, a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

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Manoj P. Singh (Born 1952), Trustee since 2017	Until 2015, chief operating officer and global managing director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. board of directors and the boards of Deloitte member firms in China, Mexico and Southeast Asia.	97	Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children’s education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.
Mona K. Sutphen (Born 1967), Trustee since 2020	Senior Adviser at The Vistra Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Marco Advisory Partners, a global consulting firm.	101	Director of Unitek Learning, a private nursing and medical services education provider in the United States; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and Member of the Advisory Board for the Center on Global Energy Policy at Columbia University’s School of International and Public Affairs.
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Interested Trustees
*Robert L. Reynolds (Born 1952), Trustee since 2008	President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc.; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and a member of Putnam Investments’ and Great-West Financial’s Board of Directors.	97	Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President’s Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

1 The address of each Trustee is 100 Federal Street, Boston, MA 02110.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

3 The Putnam funds complex is composed of the Putnam Funds and the exchange-traded funds of Putnam ETF Trust. Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust in addition to serving as Trustees of the Putnam Funds. As of May 25, 2021, the date of inception of the exchange-traded funds of Putnam ETF Trust, there were 97 Putnam Funds and 4 funds in Putnam ETF Trust.

*Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

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Trustee Qualifications

Each of the fund’s Trustees, with the exception of Dr. Hill, Ms. Sutphen, and Mr. Singh, was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam Funds at the time.

In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam Funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

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Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Mona K. Sutphen – Ms. Sutphen’s extensive experience advising corporate, philanthropic and institutional investors on the intersection of geopolitics, policy and markets, as well as her prior service as White House Deputy Chief of Staff for Policy and as a US Foreign Service Officer, her work advising financial services companies on macro risks, and her service as director of public companies

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.
Stephen J. Tate (Born 1974) Vice President and Chief Legal Officer	Since 2021

General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management

(2021 – Present).

Deputy General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004-2021).

James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016	Chief Compliance Officer, Putnam Investments and Putnam Management (2016 – Present). Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management (2003-2015).
Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.
Richard T. Kircher (Born 1962) Vice President and BSA Compliance Officer	Since 2019	Assistant Director, Operational Compliance, Putnam Investments and Putnam Retail Management (2015 – Present). Sr. Manager, Operational Compliance, Putnam Investments and Putnam Retail Management (2004-2015).
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Janet C. Smith (Born 1965) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2007	Head of Fund Administration Services, Putnam Investments and Putnam Management.
Susan G. Malloy (Born 1957) Vice President and Assistant Treasurer	Since 2007	Head of Accounting, Middle Office, and Control Services, Putnam Investments, and Putnam Management.
Mark C. Trenchard (Born 1962) Vice President	Since 2002	Director of Operational Compliance, Putnam Investments and Putnam Retail Management.
Nancy E. Florek[4] (Born 1957) Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Assistant Treasurer	Since 2000	Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.
Denere P. Poulack[4] (Born 1968) Assistant Vice President, Assistant Clerk, and Assistant Treasurer	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.

1The address of each Officer is 100 Federal Street, Boston, MA 02110.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 10 of the 11 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in

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policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee provides oversight on matters relating to the integrity of the funds’ financial statements, compliance with legal and regulatory requirements, the performance of each fund’s internal audit function, Codes of Ethics issues, and certain aspects of overseeing Putnam Management’s risk assessment and risk management. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and remaining current with respect to industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence, and the review of Putnam Management’s oversight of the funds’ significant other service providers (unless another committee, or the Board, has this responsibility). The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of dividends and distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for dividends and distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The current members are Messrs. Singh (Chair) and Akhoury, Drs. Hill and Joskow, and Ms. Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all

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candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees. The current members are Dr. Joskow (Chair), Messrs. Leibler and Putnam, and Ms. Baumann.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's (and its affiliates’) practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management (or its affiliates) to obtain brokerage and research services generally useful to it (or its affiliates) in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Messrs. Ahamed (Chair), Leibler and Putnam, and Mses. Baumann and Sutphen.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and certain matters relating to closed-end funds. In addition, the Committee also reviews communications with, and the quality of services provided to, shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Messrs. Putnam (Chair), Ahamed and Leibler, and Mses. Baumann and Sutphen.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chair) and Putnam, and Ms. Baumann.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management and its affiliates to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. The Committees review the proposed investment objectives, policies and restrictions of new fund products and proposed changes to investment objectives, policies and restrictions of existing funds. The current members of Investment Oversight Committee A are Mses. Domotorffy (Chair) and Sutphen, Dr. Joskow, and Messrs. Ahamed, Reynolds, and Singh, and the current members of Investment Oversight Committee B are Messrs. Akhoury (Chair), Leibler and Putnam, Dr. Hill, and Ms. Baumann.

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Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam Funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also reviews (i) compliance by money market funds with Rule 2a-7 under the 1940 Act, (ii) in-kind redemptions by the fund affiliates, (iii) the correction of occasional pricing errors, and (iv) Putnam Management’s oversight of pricing vendors. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees. The current members are Messrs. Singh (Chair) and Akhoury, Drs. Hill and Joskow, and Ms. Domotorffy.

Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of

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the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation.

For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, Putnam Retirement Advantage Funds, Putnam RetirementReady® Funds, and Putnam Short-Term Investment Fund: As of July 1, 2021, through the expiration of the one-year period following the effective date of the next annual update of each fund’s registration statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.

For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2022 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam Funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its

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prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

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The Sub-Adviser

The Putnam Advisory Company, LLC

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

PanAgora Asset Management, Inc.

If so disclosed in the fund’s prospectus, PanAgora, an affiliate of Putnam Management, has been retained as the sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management, by Putnam Management pursuant to a sub-advisory agreement between Putnam Management and PanAgora.

PanAgora, a Delaware corporation organized in 1985 and incorporated in 1989, is located at One International Place, 24th Floor, Boston, Massachusetts 02110. The voting interests in PanAgora are owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC). In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees.

Under certain terms of the sub-advisory agreement, PanAgora, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PanAgora from time to time by Putnam Management, and makes investment decisions on behalf of such portion of the fund, subject to the supervision of the Board of Trustees and Putnam Management.

PanAgora, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory agreement provides that PanAgora shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission

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in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PanAgora.

The sub-advisory agreement may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PanAgora or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory agreement also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

Putnam Management

Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

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• Front running is strictly prohibited.

• Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by PIL will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam Management may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam Management accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

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Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

PanAgora

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts (“SMA’s”), as well as incubated accounts. The other accounts might have similar investment objectives as the fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the fund, such securities might not be suitable for the fund given its investment objective and related restrictions.

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For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The products and services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, trading systems and other brokerage services, economic and political analysis, fundamental and macro investment research, industry and company reviews, statistical information, market data, evaluations of investments, strategies, markets and trading venues, recommendations as to the purchase and sale of investments, performance measurement services and meetings with management of current or prospective portfolio companies or with industry experts. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment/brokerage- and non-investment/brokerage-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, research and brokerage services provided by a broker-dealer (except that research is not a factor in selecting broker-dealers in the case of funds sub-advised by PIL), the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the

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benefit of any capital committed by a broker-dealer to facilitate the efficient execution of the transaction and the quality of service rendered by the broker-dealer in other transactions.

Except with respect to research services for funds sub-advised by PIL, Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

PIL may not obtain research using brokerage commissions paid by funds sub-advised by PIL. PIL will use only “hard dollars” (i.e., from its own resources) to acquire external research used by London-based personnel, including fixed income personnel.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses (other than funds for which PIL serves as sub-adviser) such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at 100 Federal Street, Boston, MA 02110, is the principal underwriter of shares of the fund and the other continuously offered Putnam Funds (other than Putnam Income Strategies Portfolio, which does not have a principal underwriter). Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC, PanAgora and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”), by PanAgora (the “PanAgora Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics, the PanAgora Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in

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accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics and, as applicable, the PanAgora Code of Ethics do not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at 100 Federal Street, Boston, MA 02110, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund (other than Putnam Income Strategies Portfolio, which does not pay fees to Putnam Investor Services).

For all funds other than the Putnam Retirement Advantage Funds and Putnam RetirementReady® Funds, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class N, class R and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam Retirement Advantage Funds, the fees paid to Putnam Investor Services with respect to class A, class C, class R, class R3, class R4, class R5, class R6 and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to each such class of shares.

For the Putnam RetirementReady® Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class R and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

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The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class R and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

As of July 1, 2021, except with respect to the Putnam RetirementReady® Funds and the Putnam Retirement Advantage Funds, Putnam Investor Services has agreed, through the later of the one year period following the effective date of the next annual update of each fund’s registration statement or August 31, 2022, that the aggregate investor servicing fees for the fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

Other than for the Putnam Retirement Advantage Funds, the fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average daily net assets attributable to class R5 shares applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

For all funds other than the Putnam Retirement Advantage Funds, the fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

No fee is paid to Putnam Investor Services with respect to shares of Putnam Income Strategies Portfolio.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian and the custodian of each Subsidiary. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

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Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

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Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time.

Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep

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shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam Funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Investor

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Services receives a Reinstatement Certificate or equivalent instructions which identify a specific redemption eligible for the reinstatement privilege. Putnam Investor Services may, in its discretion, accept such Certificate or equivalent instructions within 30 days following confirmation of an investment that qualifies for the reinstatement privilege. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight -year period for conversion to class A shares. Reinstatements into class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 are not eligible for the reinstatement privilege.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam Fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam Funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam Funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam Funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Ultra Short Duration Income Fund into another Putnam Fund may be subject to an initial sales charge. Class A shares of a Putnam Fund may be exchanged for class N shares of other Putnam Funds, if available. Class N shares of a Putnam Fund may be exchanged for class A shares of other Putnam Funds, if available.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

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Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class I (Putnam Mortgage Opportunities Fund only), class N, class R5, class R6 or class Y shares may exchange their class A shares for class I, class N, class R5, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, or class Y shares of such fund are offered to residents of the shareholder’s state.

Class I shareholders of Putnam Mortgage Opportunities Fund who are eligible to purchase class A, class R6 or class Y shares may exchange their class I shares for class A, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R6 shares, are available through the relevant retirement plan, advisory program or platform.

Class M shareholders who are eligible to purchase class Y shares may exchange their class M shares for class Y shares of the same fund, provided that class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class N shareholders who are eligible to purchase class A shares may exchange their class N shares for class A shares of the same fund, provided that class A shares of such fund are offered to residents of the shareholder’s state, the class N shares are no longer subject to a CDSC, and, if applicable, the class A shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R3, class R4, class R5 or class R6 shares may exchange their class R shares for class R3, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R3, R4 and R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R3 shareholders who are eligible to purchase class R, class R4, class R5 or class R6 shares may exchange their class R3 shares for class R, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R4 shareholders who are eligible to purchase class R, class R3, class R5 or class R6 shares may exchange their class R4 shares for class R, class R3, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class R, class R3, class R4 or class R6 shares may exchange their class R5 shares for class R, class R3, class R4 or class R6 of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

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Class R6 shareholders who are eligible to purchase class A, class I (Putnam Mortgage Opportunities Fund only), class R, class R3, class R4, class R5 or class Y shares may exchange their class R6 shares for class A, class I, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class I (Putnam Mortgage Opportunities Fund only), class C, class N, class R3, class R4, class R5 or class R6 shares may exchange their class Y shares for class A, class I, class C, class N, class R3, class R4, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R3, class R4 and class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A shares, class C shares or class N shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam Fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam Funds are not available to residents of all states.

Shareholders of other Putnam Funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption

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may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam Funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

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REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund, Putnam Ultra Short Duration Income Fund and Putnam Short Duration Bond Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, within a specified period of time. If Putnam Management’s Compliance Department determines that an investor is engaging in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam Funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. In addition, these policies do not apply to the sharing of fund portfolio holdings information with Putnam Investment personnel involved in the management of other Putnam funds that invest in such fund. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam

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Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC twice each year on Form N-CSR (with respect to each annual period and semi-annual period). In addition, money market funds file reports of portfolio holdings on Form N-MFP each month (with respect to the prior month), and funds other than money market funds file reports of portfolio holdings on Form N-PORT 60 days after each fiscal quarter (for the respective fiscal quarter), with the schedule of portfolio holdings filed on Form N-PORT for the third month of the first and third fiscal quarter made publicly available. Shareholders may obtain the Form N-CSR and N-MFP filings and the publicly available portions of Form N-PORT filings on the SEC’s website at http://www.sec.gov. Form N-CSR filings are available upon filing, Form N-MFP filings are available 60 days after each calendar month end, and information reported on Form N-PORT filings for the third month of a fiscal quarter is available 60 days after the end of the fiscal quarter. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.

For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website at http://www.sec.gov.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	No later than 5 business days after the end of each month. Approximately 15 days after the end of each month.

For Putnam Mortgage Opportunities Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments institutional website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	Last business day of the month after the end of each month. Approximately 15 days after the end of each month.

For Putnam Ultra Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings Top 10 Portfolio Holdings and other portfolio statistics	Monthly Monthly	On or after 5 business days after the end of each month. Approximately 15 days after the end of each month.

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For Putnam PanAgora Risk Parity Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	The last business day of the month following the end of each calendar quarter.

For Putnam Large Cap Value Fund, Putnam Emerging Markets Equity Fund, Putnam Focused Equity Fund, Putnam Global Technology Fund, Putnam International Value Fund, Putnam Multi-Cap Core Fund, Putnam Small Cap Growth Fund, George Putnam Balanced Fund, Putnam Focused International Equity Fund, Putnam Global Health Care Fund, Putnam International Equity Fund, Putnam Growth Opportunities Fund, Putnam International Capital Opportunities Fund, Putnam Research Fund, Putnam Small Cap Value Fund, Putnam Sustainable Future Fund, and Putnam Sustainable Leaders Fund, Putnam Management makes each fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	8 business days after the end of each calendar quarter.
Top 10 Portfolio Holdings and other portfolio statistics	Monthly	Approximately 15 days after the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, putnam.com/individual, as disclosed in the following table.

Information (1)	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	8 business days after the end of each month.
Top 10 Portfolio Holdings and other portfolio statistics	Monthly	Approximately 15 days after the end of each month.

(1)	Putnam mutual funds that are not currently offered to the general public (such as Putnam Short Term Investment Fund, Putnam Dynamic Asset Allocation Equity Fund, and Putnam Income Strategies Portfolio) do not post portfolio holdings on the Putnam Investments website, except to the extent required by applicable regulations. Putnam Retirement Advantage Funds and Putnam RetirementReady® Funds invest solely in other Putnam Funds. Please see these funds’ prospectuses for their target allocations.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

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Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers (State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co), compliance limit monitoring (Consensys Limited) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds) and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

In addition, Putnam Management offers model SMA portfolios to sponsoring broker-dealers that in turn offer those portfolios to their customers. The model SMA portfolios may follow investment programs that are similar or identical in material respects to those of specific Putnam funds or other client accounts and, as a result, there may be substantial overlap between the securities holdings and transactions of a model SMA portfolio and those of any similarly managed funds or accounts. When Putnam Management makes changes to a model SMA portfolio, it communicates those changes to sponsoring broker-dealers, and these communications include certain non-public portfolio holdings information and trading instructions. Putnam Management typically provides these changes to sponsoring broker-dealers at the same time that it instructs its trading desk to place trades to effect the same changes for any similarly managed funds or accounts. As a result, it is possible that a broker-dealer offering a model SMA portfolio to its clients, or the clients

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themselves, may be able to infer the portfolio holdings of any Putnam fund or client account that is managed similarly to the model SMA portfolio and may use this information for their own benefit, which could negatively impact the fund’s or client account’s ability to execute purchase and sale transactions or the price at which those transactions may be executed. To protect against these risks, Putnam Management’s agreements with broker-dealers sponsoring model SMA portfolios contain confidentiality provisions aimed at preventing the misuse of non-public portfolio holdings information. Furthermore, while Putnam Management typically provides sponsoring broker-dealers with trading instructions for model SMA portfolios on a real-time basis, Putnam Management only releases full model SMA portfolio holdings to current and prospective sponsoring broker-dealers in accordance with the portfolio holdings release schedule used for its funds.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam Funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam Funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam Funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

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SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

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P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

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A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

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BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

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Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix A

Proxy voting guidelines of The Putnam Funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, the guidelines are applied with discretion, and there may be instances when the funds do not vote in strict adherence to them. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proposals that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis because they appear to involve unusual or controversial issues or because they are company-specific and of a non-routine nature. In addition, in interpreting the funds’ proxy voting guidelines, the Trustees of The Putnam Funds are mindful of emerging best practices in the areas of corporate governance, environmental stewardship and sustainability, and social responsibility. Recognizing that these matters may, in some instances, bear on investment performance, they may from time to time be considerations in the funds’ voting decisions.

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Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In these instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referred proposals under the funds’ Proxy Voting Procedures. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of The Putnam Funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meeting, so that the funds may vote at the meeting.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I.       BOARD-APPROVED PROPOSALS1

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

_________________________
1 The guidelines in this section apply to proposals at U.S. companies. Please refer to Section III, Voting Shares of Non-U.S. Issuers, for additional guidelines applicable to proposals at non-U.S. companies.

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Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

➢	The funds will withhold votes from the entire board of directors if
•	the board does not have a majority of independent directors,
•	the board has not established independent nominating, audit, and compensation committees,
•	the board has more than 15 members or fewer than five members, absent special circumstances, or
•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings.
➢	The funds will withhold votes from the entire board of directors if the board has adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year, except that the Funds will vote on a case-by-case basis regarding the board of directors in the case of narrowly-tailored shareholder rights plans with suitable restrictions, such as a limited duration and an appropriate purpose.
➢	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.
➢	In light of the funds’ belief that companies benefit from diversity on the board, the funds will withhold votes from the chair of the nominating committee if:
•	there are no women on the board, or
•	in the case of a board of seven members or more, there are fewer than two women on the board, or
•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity.
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➢	The funds will withhold votes from any nominee for director:
•	who is considered an independent director by the company and who has received compensation within the last five years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees, or service as an employee or executive of the company),
•	who attends fewer than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.) (if the director attendance disclosure does not explain the absences, or is otherwise inadequate, the funds will also withhold votes from the chair of the governance committee),
•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),
•	who serves on more than four unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),
•	who serves as an executive officer of any public company (“home company”) while serving on more than two public company boards other than the home company board (the funds will withhold votes from the nominee at each company where the funds are shareholders; in addition, if the funds are shareholders of the executive’s home company, the funds will withhold votes from members of the home company’s governance committee), or
•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last five years accepted directly or indirectly any fee from the company other than in his or her capacity as a member of the board of directors or any board committee (e.g., investment banking, consulting, legal, or financial advisory fees, or fees for service as an employee or executive of the company). The funds’ Trustees believe that the recent (i.e., within the last five years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

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Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Board diversity: The funds’ Trustees believe that a company benefits from diversity on the board, including diversity with respect to gender, ethnicity, race, and experience. The Trustees are sensitive to the need for a variety of backgrounds among board members to further creative and independent thought during board deliberations. The Trustees expect company boards to strive for diversity in membership and to clearly explain their efforts and goals in this regard.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a public company and on the boards of more than two unaffiliated public companies. The funds may also withhold votes from directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders.

Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board, or if a board of directors permits an executive to serve on an excessive number of public company boards. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for

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the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests. The Trustees are similarly concerned that adopting (or renewing or modifying) a shareholder rights plan, without shareholder approval, may reflect a disregard for shareholder interests. However, the Trustees recognize that shareholder rights plans may benefit shareholders in some circumstances, such as plans that are narrowly-tailored to provide limited protections during the COVID-19 pandemic or plans that are calibrated to protect a company’s valuable tax assets.

Material failures of risk oversight, including poor risk oversight of environmental and social matters, may also be evidence of a failure to observe good corporate governance practices. As a general matter, when assessing the quality of a company’s overall governance, the funds may take into account factors related to board diversity, including disclosure relating to the board’s skills, whether the board’s definition of diversity refers to gender, race, and/or ethnic diversity, and whether the board has adopted a policy requiring women and racial or ethnic minorities to be included in the initial list of candidates from which new director nominees are selected. The funds’ Trustees also believe that board refreshment is needed periodically to provide the board with new skills and viewpoints and to help the board develop innovative ideas that will benefit the company. The Trustees support routine director evaluations and believe that the results of these evaluations and the board’s assessment of its current strengths and needs should inform the board’s decisions with respect to changing its composition.

Contested Elections of Directors

➢	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

➢	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, except that:

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➢	The funds will vote on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).
➢	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).
➢	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.
➢	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).
➢	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
➢	The funds will vote against stock option plans with evergreen features providing for automatic share replenishment.
➢	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.
➢	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), unless the funds’ proxy voting service has recommended a vote against the proposal, in which case the funds will vote on a case-by-case basis on the proposal; and
➢	The funds will vote for proposals to hold votes regarding a company’s executive compensation program (“say on pay”) annually.
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➢	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:
•	the amount per employee under the plan is unlimited, or
•	the plan’s performance criteria is undisclosed, or
•	the funds’ proxy voting service has recommended a vote against the plan.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, evergreen provisions, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) The funds support proposals providing for annual votes regarding a company’s executive compensation program, so that shareholders have an opportunity to hold companies accountable for their programs more frequently. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

➢	The funds will vote for proposals relating to the authorization and issuance of additional common stock, except that the funds will evaluate such proposals on a case-by-case basis if they relate to a specific transaction or to common stock with special voting rights.
➢	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).
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➢	The funds will vote for proposals authorizing share repurchase programs, except that the funds will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger, or reorganization), the authorization or issuance of preferred stock, or the authorization of share repurchase programs that have the potential to facilitate abusive practices. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination. One such consideration is the funds’ belief that, as a general matter, common shareholders should have equal voting rights. With respect to proposals authorizing share repurchase programs, potentially abusive practices may involve programs that allow insiders’ shares to be repurchased at a higher price than the price that would be received in an open-market sale, using a share repurchase program to manipulate metrics for incentive compensation, or engaging in greenmail or repurchases that may impact a company’s long-term viability.

Acquisitions, Mergers, Reincorporations, Reorganizations, and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

➢	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, especially an offshore jurisdiction.

Anti-Takeover Measures

Some proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include adopting, renewing, or making a material adverse modification (such as by introducing a “deadhand” or “slowhand” feature that restricts a board’s ability to terminate the plan) to a shareholder rights plan (or “poison pill”), requiring supermajority voting on particular issues,

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adopting fair price provisions, issuing blank check preferred stock, and creating a separate class of stock with disparate voting rights. These proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

➢	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and
➢	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances (for example, to preserve net operating losses or potentially in other limited circumstances), and accordingly the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proposals seek approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

➢	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).
➢	The funds will vote on a case-by-case basis on proposals providing for virtual-only shareholder meetings.
➢	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.
➢	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.
➢	The funds will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.
➢	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals or adopting exclusive forum provisions), board-approved proposals that conflict with shareholder proposals, and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters.

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However, the funds view proposals allowing virtual shareholder meetings, even if they require a charter or bylaw amendment, as routine, and will support these proposals, as long as the proposal does not preclude in-person meetings and does not otherwise limit or impair shareholder participation. While the funds are watchful for meeting protocols that may disenfranchise shareholders, the funds are sympathetic to the desire for virtual-only meetings during the COVID-19 pandemic and would be sympathetic in other appropriate circumstances. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships (including inappropriately one-sided dispute resolution procedures), and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II.       SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.
➢	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.
➢	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
➢	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents, except that the funds will vote on a case-by-case basis on such proposals at controlled companies (companies in which an individual or a group voting collectively holds a majority or dominant share of the voting interest).
➢	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans (poison pills).
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➢	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:
•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and
•	applicable state law does not otherwise provide shareholders with the right to call special meetings.
➢	The funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings.
➢	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.
➢	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
➢	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
➢	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.
➢	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.
➢	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her
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death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.
➢	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).
➢	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).
➢	The funds will vote on a case-by-case basis on shareholder proposals related to environmental and social initiatives, except that the funds will vote for shareholder proposals that seek reasonable disclosure related to directors’ skills, reasonable disclosure regarding a company’s efforts to promote diversity on the board, and reasonable disclosure regarding data on a company’s workforce diversity, such as a company’s responses to its Equal Employment Opportunity Commission Employer Information Report (the “EEO-1 survey”), unless the company already provides appropriate disclosure addressing the issue.
➢	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.
➢	The funds will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.
➢	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

There are some types of proposals that the funds will evaluate on a case-by-case basis in any event. For example, when shareholder proposals conflict with board-approved approvals, the funds will generally evaluate both proposals on a case-by-case basis, considering the materiality of the differences between the proposals, the benefits to shareholders from each proposal, and the strength of the company’s corporate governance, among other factors, in determining which proposal to support. In addition, the funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a

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case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals. The funds will be more likely to vote for shareholder proposals calling for the separation of the roles of the chief executive and chair of the board if the company has a non-independent board, non-independent directors on the nominating, compensation or audit committees, or a weak lead independent director role, or if the board has not worked toward addressing material risks to the company, has chosen not to intervene when management interests conflict with shareholder interests, or has had other material governance failures. Furthermore, the funds will vote on a case-by-case basis on shareholder proposals relating to virtual-only shareholder meetings, taking into account the scope and rationale of the proposal and the extent to which the company’s previous meeting practices have raised concerns.

While the funds will also consider shareholder proposals relating to proxy access on a case-by-case basis, the funds will generally vote in favor of market-standard proxy access proposals (for example, proxy access proposals allowing a shareholder or group of up to 20 shareholders holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board). The funds believe that shareholders meeting these criteria generally have demonstrated a sufficient interest in the company that they should be granted access to a company’s proxy materials to include their nominees for election alongside the company’s nominees.

The funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. (For proposals to eliminate supermajority vote requirements at companies in which an individual shareholder or a group voting collectively holds a majority or dominant share of the voting interest, the funds vote on a case-by-case basis, taking into account the interests of minority shareholders.) The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and

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will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees recognize the importance of environmental and social responsibility. In evaluating shareholder proposals with respect to environmental and social initiatives (including initiatives related to climate change and pay equity with respect to gender, race, or ethnicity), the funds will take into account the relevance of the proposal to the company’s business and the practicality of implementing the proposal, including the impact on the company’s business activities, operations, and stakeholders. The funds will generally vote for proposals calling for reasonable study or reporting relating to climate change matters that are clearly relevant to the company’s business activities, taking into consideration, when appropriate, the company’s current publicly available disclosure and the company’s level of disclosure and oversight of climate change matters relative to its industry peers. For shareholder proposals calling for reports related to other social issues, such as workplace sexual harassment or a company’s use of

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mandatory arbitration on employment-related claims, the funds will take into account a company’s current policies and practices, the company’s level of disclosure of its policies and practices relative to its peers, and any controversy faced by the company regarding the issue subject to the proposal. With respect to shareholder proposals related to diversity initiatives, the funds will assess the proposals in a manner that is broadly consistent with the funds’ approach to holding the chair of a board’s nominating committee directly accountable for diversity on the board and will support reasonable requests for disclosure related to directors’ skills and efforts to promote diversity on the board. As the Trustees also believe that a company benefits from diversity throughout the organization, the funds will support reasonable requests for disclosure regarding data on a company’s workforce diversity, including a company’s responses to its EEO-1 survey, which provides employment data by race and ethnicity, gender, and job category.

With respect to shareholder proposals related to age or term limits, the funds will take into account similar factors as considered by the funds when holding the chair of the nominating committee directly accountable for a lack of board refreshment. The funds recognize that age and term limits can be beneficial or counterproductive, depending on the board and on the facts and circumstances.

The funds’ Trustees believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III.       VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S.

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issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, Indonesia, Philippines, Taiwan, and Thailand

➢	The funds will withhold votes from the entire board of directors if
•	fewer than one-third of the directors are independent directors, or
•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

➢	The funds will withhold votes from the entire board of directors if
•	fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent,
•	fewer than one-third of the directors, including employee shareholder representatives, are independent,
•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or
•	the board has not established a nominating committee composed of a majority of independent directors (does not apply to Finland, Iceland, Norway, or Sweden).
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Commentary: Within Europe, the median level of board independence varies significantly by country. An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company. The funds will withhold votes from the full board of directors for boards that have not reached a minimum threshold for independence. As the funds recognize that employee shareholder representatives are less likely to be independent, the funds will vote against all nominees if fewer than one-half of the directors elected by shareholders, excluding employee shareholder representatives, are independent, or if fewer than one-third of the directors, including employee shareholder representatives, are independent.

Finland, Iceland, Norway, and Sweden

➢	The funds will vote for proposals to elect or appoint a nomination committee that consists mainly of members who are independent of both the board of directors and the company’s executives (in particular, there should be no more than one director, and no executive personnel, on the committee), except that the funds will vote on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: As an example, the Norwegian Code of Practice for Corporate Governance (the “Code”) states that the majority of the nomination committee should be independent of the board of directors and executive personnel. It also notes that no more than one member of the nomination committee should be a member of the board of directors and that the nomination committee should not include the company’s chief executive or any other executive personnel. According to the Code’s “comply or explain” principle, any issuer that does not comply with the Code must provide disclosure justifying its deviation from the Code’s requirements and explaining its alternative solution.

Germany

➢	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).
➢	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.
Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-

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determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

➢	The funds will withhold votes from the entire board of directors if
•	fewer than one-third of the directors are independent directors, or
•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or
•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

➢	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors2 for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

➢	For companies that have established an audit committee board structure, the funds will withhold votes from the entire board of directors if
•	the board does not have at least two outside directors,

___________________________
2 A co-opted director is an individual appointed to the board by incumbent directors to replace a director who was elected by directors but who leaves the board (through resignation or death) before the end of his or her term.

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•	the board does not have at least two independent directors for companies with a controlling shareholder, or
•	the board has not established an audit committee composed of a majority of independent directors.
➢	For companies that have established a statutory auditor board structure, the funds will withhold votes from the entire board of directors if
•	the board does not have at least two outside directors, or
•	the board does not have at least two independent directors for companies with a controlling shareholder.
➢	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if
•	the board does not have a majority of outside directors,
•	the board has not established nominating and compensation committees composed of a majority of outside directors,
•	the board has not established an audit committee composed of a majority of independent directors, or
•	the board does not have at least two independent directors for companies with a controlling shareholder.
➢	For companies that have established a statutory auditor board structure, the funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Companies may adopt a traditional statutory auditor board structure (i.e., a board of directors and a board of statutory corporate auditors), a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees), or an audit committee board structure (i.e., a board of directors and an audit committee of the board with supervisory functions). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. The Japanese Companies Act specifies a number of standards that must be met for a director to qualify as an “outside director.” An “outside director” is an “independent director” if the independence criteria of securities exchanges is satisfied and the company determines that they have no possible conflicts of interest with its shareholders, according to Japan’s Corporate Governance

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Code. Japan’s Corporate Governance Code encourages listed companies to appoint at least two independent directors. The Japanese Companies Act requires that listed companies have at least one outside director or explain why appointing an outside director would be inappropriate. The funds support increased oversight of companies in Japan by independent directors.

Korea

➢	The funds will withhold votes from the entire board of directors if
•	for large companies, the board does not have at least three independent directors or less than a majority of the directors are independent directors,
•	for small companies, fewer than one-fourth of the directors are independent directors,
•	the board has not established a nominating committee with at least half of the members being outside directors, or
•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.
➢	The funds will withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, “large companies” have at least KRW 2 trillion in assets, while “small companies” have less than this amount. In determining whether a director is an outside director, the funds will also apply the standards included in Article 382-3 of the Korean Commercial Code (i.e., no employment relationship with the company within the last two years, no director or employment relationship with the company’s largest shareholder, etc.). In determining whether a director is independent, the funds will also consider other relationships that would affect the independence of an outside director. While companies may meet regulatory and listing exchange requirements with respect to the board’s outside directors, the funds may nevertheless withhold votes from the entire board of directors in certain circumstances if the funds do not believe a sufficient number of directors is independent.

Malaysia

➢	The funds will withhold votes from the entire board of directors if
•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,
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•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or
•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

➢	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

India and Singapore

➢	The funds will withhold votes from the entire board of directors if
•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•	(Singapore only) the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
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•	(Singapore only) the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in Regulation 16(1)(b) of the Securities Exchange Board of India (SEBI) Listing Obligations and Disclosure Regulations (LODR) 2015 and Section 149(6) of the Companies Act 2013 or the Singapore Code of Corporate Governance, Guideline 2.3, as applicable. A “non-executive director” is a director who is not employed with the company.

United Kingdom

➢	The funds will withhold votes from the entire board of directors if
•	fewer than half of the directors are independent non-executive directors,
•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or
•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.
➢	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.
➢	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

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Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

➢	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

➢	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; if there is no management or board-sponsored slate of nominees, the funds will support the shareholder slate of nominees that is recommended for approval by the funds’ proxy voting service.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate, if there is one.

January 30, 2022	II-158

Corporate Governance

➢	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.
➢	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.
➢	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.
➢	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

➢	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

➢	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

➢	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

➢	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.
January 30, 2022	II-159

➢	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

➢	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

➢	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

➢	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a

January 30, 2022	II-160

20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

➢	The funds will vote for proposals
•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or
•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.
➢	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

➢	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.
➢	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

➢	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

➢	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.
January 30, 2022	II-161

➢	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

➢	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.
➢	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

➢	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

➢	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).
➢	The funds will vote for proposals permitting companies to issue regulatory reports in English.
➢	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

January 30, 2022	II-162

➢	The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

➢	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.
➢	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

➢	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.
January 30, 2022	II-163

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

➢	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

➢	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted February 25, 2021

January 30, 2022	II-164

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service, and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proposal needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds will vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by the Proxy Voting Director, independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies and the preparation of reports, including annual reports of proxy voting records on Form N-PX. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees.

The proxy voting service will refer proposals to the Proxy Voting Director for instructions if: (1) the application of the proxy voting guidelines is unclear; (2) a particular proposal is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proposals that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service and other firms also furnish the funds with proxy voting research reports.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees (the Trustees’ independent administrative staff), assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director deals directly with the proxy voting service, conducting periodic due diligence on the proxy voting service and its implementation of the funds’ proxy voting guidelines. In the

January 30, 2022	II-165

case of proposals that the proxy voting service refers to the Proxy Voting Director for voting instructions, the Proxy Voting Director, following the procedures discussed below (“Voting procedures for referred proposals”), is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proposal in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives. In addition, if a company files additional solicitation materials before the company’s vote submission deadline, the Proxy Voting Director may be notified by a representative of the company or by the proxy voting service. To the extent practicable, the Proxy Voting Director will consider additional solicitation materials that are filed sufficiently in advance of the submission deadline and that could reasonably be expected to affect the funds’ vote.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds’ proxy voting service to prepare and file on Form N-PX, by August 31 of each year, the funds’ proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds’ proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds’ website.

Voting procedures for referred proposals

As discussed above, the proxy voting service will refer proposals to the Proxy Voting Director for voting instructions under certain circumstances. Unless the referred proposal involves investment considerations (i.e., the proposal might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management’s investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

The Proxy Voting Director will refer proposals that involve investment considerations, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referred proposals. In connection with each proposal referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral from the Proxy Voting Director, Putnam

January 30, 2022	II-166

Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referred proposals. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referred proposal with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proposals that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will generally not refer proposals in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc. The Proxy Voting Director, in consultation with the Chair of the Board Policy and Nominating Committee and taking into account proxy voting research reports as appropriate, will generally determine how the funds will vote on these questions.

In some situations, the Proxy Voting Director may determine that a particular proposal raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proposal to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a vote or that is actively lobbying for a particular outcome of a vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referred proposal shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each proposal referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referred proposal that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referred proposal not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised most recently on February 25, 2021.

January 30, 2022	II-167

Appendix B

January 30, 2022	II-168

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Growth Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Growth Fund 25

The fund’s portfolio 9/30/21

COMMON STOCKS (73.2%)*	Shares	Value
Advertising and marketing services (0.1%)
Omnicom Group, Inc.	12,800	$927,488
Publicis Groupe SA (France)	14,777	995,138
		1,922,626
Automotive (1.5%)
Ford Motor Co. †	801,200	11,344,983
General Motors Co. †	134,899	7,110,526
Porsche Automobil Holding SE (Preference) (Germany)	21,019	2,094,630
Stellantis NV (Italy)	189,753	3,630,579
Tesla, Inc. †	10,716	8,310,044
Toyota Motor Corp. (Japan)	15,000	268,323
United Rentals, Inc. †	16,795	5,893,869
Volkswagen AG (Preference) (Germany)	3,271	732,752
Volvo AB (Sweden)	131,323	2,950,477
Yamaha Motor Co., Ltd. (Japan)	121,000	3,369,217
		45,705,400
Basic materials (3.2%)
Akzo Nobel NV (Netherlands)	19,989	2,176,619
Anglo American PLC (United Kingdom)	79,485	2,741,824
Arkema SA (France)	9,333	1,234,598
Asian Paints, Ltd. (India)	52,643	2,284,140
Axalta Coating Systems, Ltd. †	57,400	1,675,506
BHP Group PLC (United Kingdom)	109,428	2,727,306
BlueScope Steel, Ltd. (Australia)	106,176	1,540,355
Brenntag AG (Germany)	39,636	3,697,342
CF Industries Holdings, Inc.	20,000	1,116,400
Compagnie De Saint-Gobain (France)	93,731	6,312,976
Corteva, Inc.	125,140	5,265,891
Covestro AG (Germany)	42,650	2,929,266
CRH PLC (Ireland)	197,023	9,190,334
Dow, Inc.	97,616	5,618,777
DuPont de Nemours, Inc.	128,827	8,758,948
Eastman Chemical Co.	21,000	2,115,540
Eiffage SA (France)	13,493	1,361,197
Fortune Brands Home & Security, Inc.	28,319	2,532,285
Freeport-McMoRan, Inc. (Indonesia)	180,091	5,858,360
Holcim, Ltd. (Switzerland)	46,259	2,225,545
International Paper Co.	15,900	889,128
LANXESS AG (Germany)	9,986	679,049
LG Chem, Ltd. (South Korea)	1,449	946,484
Linde PLC	9,662	2,872,806
Nitto Denko Corp. (Japan)	7,800	555,838
Rio Tinto PLC (United Kingdom)	54,093	3,571,553
Sherwin-Williams Co. (The)	19,736	5,520,751
Shin-Etsu Chemical Co., Ltd. (Japan)	12,400	2,091,442
SIG Combibloc Group AG (Switzerland)	88,399	2,344,532
WestRock Co.	18,800	936,804
Weyerhaeuser Co. R	156,400	5,563,148
		97,334,744

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Broadcasting (—%)
iHeartMedia, Inc. Class A †	1,805	$45,161
		45,161
Building materials (—%)
Owens Corning	9,700	829,350
		829,350
Capital goods (3.8%)
ABB, Ltd. (Switzerland)	86,286	2,876,097
AGCO Corp.	20,300	2,487,359
Airtac International Group (China)	48,000	1,502,304
Allegion PLC (Ireland)	19,500	2,577,510
Allison Transmission Holdings, Inc.	23,900	844,148
Atlas Copco AB Class A (Sweden)	9,019	547,095
Avery Dennison Corp.	4,400	911,724
Caterpillar, Inc.	4,500	863,865
Clean Harbors, Inc. †	7,700	799,799
CNH Industrial NV (United Kingdom)	292,809	4,957,911
Crown Holdings, Inc.	19,900	2,005,522
Cummins, Inc.	23,600	5,299,616
Daikin Industries, Ltd. (Japan)	12,600	2,710,117
Deere & Co.	29,236	9,796,107
Dover Corp.	5,400	839,700
Eaton Corp. PLC	27,579	4,117,820
GEA Group AG (Germany)	13,324	610,618
Gentex Corp.	37,200	1,226,856
Honeywell International, Inc.	31,399	6,665,380
Johnson Controls International PLC	152,200	10,361,776
Koito Manufacturing Co., Ltd. (Japan)	25,300	1,521,264
Legrand SA (France)	30,208	3,239,911
Lockheed Martin Corp.	32,700	11,284,770
Northrop Grumman Corp.	20,314	7,316,087
Oshkosh Corp.	10,500	1,074,885
Otis Worldwide Corp.	36,863	3,033,088
Parker Hannifin Corp.	23,300	6,515,146
Raytheon Technologies Corp.	45,093	3,876,194
Republic Services, Inc.	14,300	1,716,858
Sandvik AB (Sweden)	125,513	2,864,473
Schneider Electric SA (France)	16,763	2,787,019
Textron, Inc.	25,100	1,752,231
Toro Co. (The)	10,000	974,100
TransDigm Group, Inc. †	3,136	1,958,652
Waste Management, Inc.	24,600	3,674,256
		115,590,258
Commercial and consumer services (1.9%)
Adecco Group AG (Switzerland)	5,720	286,463
Adyen NV (Netherlands) †	546	1,518,186
Allfunds Group PLC (United Kingdom) †	109,296	2,101,827
Amadeus IT Holding SA Class A (Spain) †	27,054	1,777,245
Aramark	72,900	2,395,494
Brambles, Ltd. (Australia)	177,616	1,381,485

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (73.2%)* cont.	Shares	Value
Commercial and consumer services cont.
CK Hutchison Holdings, Ltd. (Hong Kong)	158,000	$1,047,749
CoStar Group, Inc. †	57,397	4,939,586
FleetCor Technologies, Inc. †	3,700	966,699
Gartner, Inc. †	18,600	5,652,168
Kakao Corp. (South Korea)	11,726	1,148,714
Mastercard, Inc. Class A	27,575	9,587,276
Nexi SpA (Italy) †	145,658	2,717,505
Nielsen Holdings PLC	53,500	1,026,665
PayPal Holdings, Inc. †	63,316	16,475,456
Remitly Global, Inc. † S	18,196	667,793
SGS SA (Switzerland)	702	2,041,249
Sofina SA (Belgium)	999	396,315
Square, Inc. Class A †	6,551	1,571,192
TransUnion	7,900	887,249
		58,586,316
Communication services (2.3%)
American Tower Corp. R	34,071	9,042,785
AT&T, Inc.	84,600	2,285,046
Charter Communications, Inc. Class A † S	14,314	10,414,294
Comcast Corp. Class A	186,029	10,404,602
Crown Castle International Corp. R	4,700	814,604
Deutsche Telekom AG (Germany)	200,289	4,038,259
KDDI Corp. (Japan)	208,000	6,873,882
Koninklijke KPN NV (Netherlands)	520,494	1,632,311
Liberty Global PLC Class C (United Kingdom) †	123,256	3,631,122
SK Telecom Co., Ltd. (South Korea)	10,725	2,924,539
T-Mobile US, Inc. †	23,657	3,022,418
Verizon Communications, Inc.	252,115	13,616,731
Xiaomi Corp. Class B (China) †	300,600	818,020
		69,518,613
Computers (4.2%)
Apple, Inc.	613,878	86,863,737
Check Point Software Technologies, Ltd. (Israel) †	7,500	847,800
Cisco Systems, Inc./California	179,700	9,781,071
Dynatrace, Inc. †	41,572	2,950,365
Fortinet, Inc. †	31,700	9,257,668
Fujitsu, Ltd. (Japan)	15,500	2,814,964
Logitech International SA (Switzerland)	9,313	824,796
ServiceNow, Inc. †	11,519	7,167,928
Synopsys, Inc. †	13,000	3,892,330
Twilio, Inc. Class A †	10,621	3,388,630
		127,789,289
Conglomerates (0.2%)
3M Co.	15,400	2,701,468
AMETEK, Inc.	20,500	2,542,205
General Electric Co.	7,746	798,070
		6,041,743

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Consumer (0.1%)
LVMH Moet Hennessy Louis Vuitton SA (France)	1,697	$1,213,464
Pandora A/S (Denmark)	13,863	1,681,165
Swedish Match AB (Sweden)	174,521	1,530,569
		4,425,198
Consumer cyclicals (—%)
Genting Intl. Public Ltd., Co. (Singapore)	1,092,600	575,494
		575,494
Consumer staples (5.4%)
Airbnb, Inc. Class A †	29,745	4,989,724
Asahi Group Holdings, Ltd. (Japan)	56,200	2,722,438
Auto1 Group SE 144A (Germany) †	25,353	926,911
Carlsberg A/S Class B (Denmark)	14,661	2,384,982
Chipotle Mexican Grill, Inc. †	2,285	4,153,033
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	7	821,977
Coca-Cola Co. (The)	20,200	1,059,894
Coca-Cola Europacific Partners PLC (United Kingdom)	50,685	2,802,374
Coca-Cola HBC AG (Switzerland)	102,689	3,300,608
Coles Group, Ltd. (Australia)	212,787	2,596,837
Colgate-Palmolive Co.	107,600	8,132,408
Constellation Brands, Inc. Class A	21,600	4,550,904
Darden Restaurants, Inc.	20,600	3,120,282
Diageo PLC (United Kingdom)	88,801	4,278,703
Dino Polska SA (Poland) †	21,636	1,805,926
Endeavour Group, Ltd./Australia (Australia) †	114,600	575,462
Estee Lauder Cos., Inc. (The) Class A	14,424	4,326,190
Ferguson PLC (United Kingdom)	23,737	3,290,491
Hindustan Unilever, Ltd. (India)	71,024	2,582,991
Imperial Brands PLC (United Kingdom)	119,117	2,485,894
ITOCHU Corp. (Japan)	115,900	3,394,886
JD.com, Inc. ADR (China) † S	46,970	3,393,113
Jubilant Foodworks, Ltd. (India)	32,574	1,767,563
Keurig Dr Pepper, Inc.	71,113	2,429,220
Koninklijke Ahold Delhaize NV (Netherlands)	110,882	3,676,105
Kraft Heinz Co. (The)	13,200	486,024
L’Oreal SA (France)	11,118	4,588,646
ManpowerGroup, Inc.	11,500	1,245,220
McDonald’s Corp.	33,200	8,004,852
MercadoLibre, Inc. (Argentina) †	3,632	6,099,581
Mondelez International, Inc. Class A	69,700	4,055,146
Nestle SA (Switzerland)	31,383	3,775,968
Netflix, Inc. †	3,662	2,235,065
NH Foods, Ltd. (Japan)	19,100	722,503
PepsiCo, Inc.	85,132	12,804,704
Philip Morris International, Inc.	14,800	1,402,892
Procter & Gamble Co. (The)	100,844	14,097,991
Sea, Ltd. ADR (Thailand) †	11,251	3,586,031
Starbucks Corp.	31,800	3,507,858
Sysco Corp.	45,400	3,563,900
Tyson Foods, Inc. Class A	13,000	1,026,220

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (73.2%)* cont.	Shares	Value
Consumer staples cont.
Uber Technologies, Inc. †	110,992	$4,972,442
Unilever PLC (United Kingdom)	12,789	691,348
Yakult Honsha Co., Ltd. (Japan)	22,900	1,161,042
Yum China Holdings, Inc. (China)	43,150	2,539,530
Yum! Brands, Inc.	6,700	819,477
Zalando SE (Germany) †	21,845	2,007,417
ZOZO, Inc. (Japan)	131,200	4,912,712
		163,875,485
Electronics (3.8%)
Advanced Micro Devices, Inc. †	41,086	4,227,749
ASPEED Technology, Inc. (Taiwan)	27,000	2,222,053
Brother Industries, Ltd. (Japan)	43,500	957,120
Cirrus Logic, Inc. †	11,800	971,730
Contemporary Amperex Technology Co., Ltd. Class A (China)	22,800	1,855,529
Garmin, Ltd.	6,700	1,041,582
Hoya Corp. (Japan)	49,500	7,741,697
Intel Corp.	17,200	916,416
Marvell Technology, Inc.	25,192	1,519,330
MediaTek, Inc. (Taiwan)	85,000	2,739,831
MinebeaMitsumi, Inc. (Japan)	118,800	3,033,470
nVent Electric PLC (United Kingdom)	17,200	556,076
NVIDIA Corp.	174,000	36,045,840
NXP Semiconductors NV	12,969	2,540,238
Omron Corp. (Japan)	18,000	1,784,115
Qualcomm, Inc.	163,707	21,114,929
Samsung Electronics Co., Ltd. (South Korea)	147,190	9,160,930
Samsung Electronics Co., Ltd. (Preference) (South Korea)	47,100	2,756,883
Shenzhen Inovance Technology Co., Ltd. Class A (China)	243,550	2,375,226
Shimadzu Corp. (Japan)	32,300	1,418,820
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	153,000	2,999,328
Texas Instruments, Inc.	15,419	2,963,686
Thales SA (France)	32,756	3,163,329
Vontier Corp.	89,845	3,018,792
		117,124,699
Energy (2.3%)
BP PLC (United Kingdom)	676,897	3,066,375
Cenovus Energy, Inc. (Canada)	99,386	1,002,021
Chevron Corp.	39,400	3,997,130
ConocoPhillips	97,566	6,612,048
DCC PLC (Ireland)	7,150	591,799
Enterprise Products Partners LP	106,718	2,309,378
EOG Resources, Inc.	15,405	1,236,559
Equinor ASA (Norway)	151,731	3,866,619
Exxon Mobil Corp.	62,673	3,686,426
Halliburton Co.	312,523	6,756,747
Marathon Petroleum Corp.	54,400	3,362,464
MWO Holdings, LLC (Units) F	89	227
Oasis Petroleum, Inc.	4,059	403,546
Orsted AS (Denmark)	15,469	2,040,988

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Energy cont.
Reliance Industries, Ltd. (India)	141,241	$4,776,403
Reliance Industries, Ltd. 144A (India)	55,469	3,749,459
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	226,736	5,049,898
Royal Dutch Shell PLC Class B (United Kingdom)	447,000	9,902,981
Schlumberger, Ltd.	16,200	480,168
Targa Resources Corp.	47,000	2,312,870
Valero Energy Corp.	67,440	4,759,241
		69,963,347
Entertainment (0.5%)
Live Nation Entertainment, Inc. †	48,558	4,425,091
Sony Group Corp. (Japan)	87,900	9,788,669
		14,213,760
Financials (10.5%)
3i Group PLC (United Kingdom)	101,575	1,749,622
Aflac, Inc.	41,800	2,179,034
AIA Group, Ltd. (Hong Kong)	645,600	7,433,529
Alliance Data Systems Corp.	10,200	1,029,078
Allianz SE (Germany)	18,748	4,228,494
Allstate Corp. (The) S	20,900	2,660,779
Ally Financial, Inc.	92,400	4,717,020
American International Group, Inc.	65,721	3,607,426
Ameriprise Financial, Inc.	20,000	5,282,400
Apollo Global Management, Inc.	52,159	3,212,473
Assured Guaranty, Ltd.	95,847	4,486,598
Athene Holding, Ltd. Class A †	28,200	1,942,134
AvalonBay Communities, Inc. R	4,000	886,560
Aviva PLC (United Kingdom)	484,170	2,576,963
AXA SA (France)	231,274	6,434,040
Banco Bilbao Vizcaya Argenta (Spain)	544,357	3,590,857
Bank Leumi Le-Israel BM (Israel)	289,574	2,458,050
Bank of America Corp.	324,201	13,762,332
Bank of Ireland Group PLC (Ireland) †	487,830	2,875,351
BNP Paribas SA (France)	54,715	3,504,792
BOC Hong Kong Holdings, Ltd. (Hong Kong)	411,500	1,232,786
Boston Properties, Inc. R	34,823	3,773,072
Brixmor Property Group, Inc. R	40,500	895,455
CaixaBank SA (Spain)	862,402	2,674,195
Capital One Financial Corp.	29,728	4,815,044
CBRE Group, Inc. Class A †	41,800	4,069,648
Citigroup, Inc.	401,787	28,197,412
CK Asset Holdings, Ltd. (Hong Kong)	490,918	2,821,400
Commonwealth Bank of Australia (Australia)	22,082	1,645,539
Dai-ichi Life Holdings, Inc. (Japan)	85,800	1,868,211
DBS Group Holdings, Ltd. (Singapore)	165,100	3,666,195
Deutsche Boerse AG (Germany)	14,933	2,430,889
Dexus Property Group (Australia) R	120,553	932,769
Direct Line Insurance Group PLC (United Kingdom)	310,499	1,211,440
Discover Financial Services	8,800	1,081,080
Duke Realty Corp. R	18,900	904,743

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (73.2%)* cont.	Shares	Value
Financials cont.
Equitable Holdings, Inc.	88,500	$2,623,140
Equity Lifestyle Properties, Inc. R	11,400	890,340
Fidelity National Financial, Inc.	21,300	965,742
First Industrial Realty Trust, Inc. R	17,700	921,816
Gaming and Leisure Properties, Inc. R	135,418	6,272,562
Gjensidige Forsikring ASA (Norway)	19,919	441,117
Goldman Sachs Group, Inc. (The)	58,665	22,177,130
Goodman Group (Australia) R	212,743	3,302,494
Hana Financial Group, Inc. (South Korea)	84,135	3,247,510
HDFC Bank, Ltd. (India)	141,663	3,037,039
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	23,300	1,414,269
ICICI Bank, Ltd. (India)	199,061	1,871,120
Investor AB Class B (Sweden)	132,767	2,842,771
Invitation Homes, Inc. R	22,800	873,924
Israel Discount Bank, Ltd. Class A (Israel) †	234,528	1,238,251
Jones Lang LaSalle, Inc. †	8,800	2,183,192
JPMorgan Chase & Co.	225,861	36,971,187
KeyCorp	87,995	1,902,452
Lamar Advertising Co. Class A R	13,300	1,508,885
Lincoln National Corp.	15,000	1,031,250
Link REIT (The) (Hong Kong) R	28,900	246,985
London Stock Exchange Group PLC (United Kingdom)	24,329	2,430,650
Medical Properties Trust, Inc. R	75,300	1,511,271
MetLife, Inc.	152,700	9,426,171
Mitsubishi UFJ Financial Group, Inc. (Japan)	622,400	3,633,846
Morgan Stanley	25,500	2,481,405
Network International Holdings PLC (United Arab Emirates) †	438,750	2,146,440
NN Group NV (Netherlands)	6,238	325,546
OneMain Holdings, Inc.	20,300	1,123,199
Partners Group Holding AG (Switzerland)	2,154	3,353,154
Persimmon PLC (United Kingdom)	22,536	803,048
PNC Financial Services Group, Inc. (The)	29,865	5,842,789
Principal Financial Group, Inc.	34,800	2,241,120
Prologis, Inc. R	3,800	476,634
Prudential PLC (United Kingdom)	126,524	2,456,168
Public Storage R	3,000	891,300
Radian Group, Inc.	143,761	3,266,250
Raymond James Financial, Inc.	5,100	470,628
Sberbank of Russia PJSC ADR (Russia)	297,902	5,535,088
SEI Investments Co.	12,300	729,390
Simon Property Group, Inc. R	3,700	480,889
Skandinaviska Enskilda Banken AB (Sweden)	149,629	2,108,292
SLM Corp.	98,600	1,735,360
State Street Corp.	31,733	2,688,420
Sumitomo Mitsui Financial Group, Inc. (Japan)	103,400	3,617,489
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	40,100	1,373,331
Sumitomo Realty & Development Co., Ltd. (Japan)	14,800	540,055
Sun Hung Kai Properties, Ltd. (Hong Kong)	91,000	1,130,890
Synchrony Financial	121,900	5,958,472

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Financials cont.
TCS Group Holding PLC GDR 144A (Cyprus)	33,182	$3,021,154
United Overseas Bank, Ltd. (Singapore)	90,900	1,719,253
Unum Group	41,900	1,050,014
Visa, Inc. Class A	47,454	10,570,379
Zurich Insurance Group AG (Switzerland)	2,519	1,027,118
		322,965,799
Gaming and lottery (0.5%)
Aristocrat Leisure, Ltd. (Australia)	61,408	2,055,597
DraftKings, Inc. Class A † S	66,994	3,226,431
Evolution AB (Sweden)	13,815	2,099,997
Flutter Entertainment PLC (Ireland) †	13,931	2,734,818
GVC Holdings PLC (United Kingdom) †	90,247	2,583,406
La Francaise des Jeux SAEM (France)	11,831	608,589
OPAP SA (Greece)	127,228	1,962,544
TABCORP Holdings, Ltd. (Australia)	227,652	805,764
		16,077,146
Government (—%)
Poste Italiane SpA (Italy)	58,945	811,254
		811,254
Healthcare (9.1%)
10x Genomics, Inc. Class A †	19,800	2,882,484
Abbott Laboratories	62,200	7,347,686
AbbVie, Inc.	92,405	9,967,727
Abcam PLC (United Kingdom) †	86,869	1,727,526
Align Technology, Inc. †	14,700	9,781,821
AmerisourceBergen Corp.	22,000	2,627,900
Amgen, Inc.	3,800	808,070
Anthem, Inc.	41,664	15,532,339
Apollo Hospitals Enterprise, Ltd. (India)	59,910	3,602,137
AstraZeneca PLC (United Kingdom)	36,500	4,394,038
AstraZeneca PLC ADR (United Kingdom)	102,467	6,154,168
Biogen, Inc. †	19,500	5,518,305
Boston Scientific Corp. †	20,400	885,156
Bristol-Myers Squibb Co.	249,700	14,774,749
Danaher Corp.	33,561	10,217,311
DexCom, Inc. †	7,912	4,326,756
Edwards Lifesciences Corp. †	70,900	8,026,589
Eli Lilly and Co.	25,418	5,872,829
Eurofins Scientific (Luxembourg)	13,312	1,707,090
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	24,349	535,389
Ginkgo Bioworks Holdings, Inc. † S	87,031	1,008,689
GlaxoSmithKline PLC (United Kingdom)	79,501	1,500,622
HCA Healthcare, Inc.	19,468	4,725,273
Hikma Pharmaceuticals PLC (United Kingdom)	30,434	1,001,228
ICON PLC (Ireland) †	7,181	1,881,566
IDEXX Laboratories, Inc. †	6,625	4,120,088
Incyte Corp. †	24,900	1,712,622
Ipsen SA (France)	9,708	926,793
IQVIA Holdings, Inc. †	23,896	5,724,048

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (73.2%)* cont.	Shares	Value
Healthcare cont.
Johnson & Johnson	64,992	$10,496,208
Laboratory Corp. of America Holdings †	3,100	872,464
Lonza Group AG (Switzerland)	10,114	7,577,317
McKesson Corp.	59,601	11,883,247
Medtronic PLC	53,400	6,693,690
Merck & Co., Inc.	198,048	14,875,385
Merck KGaA (Germany)	31,160	6,776,019
Moderna, Inc. †	22,413	8,625,867
Molina Healthcare, Inc. †	8,300	2,251,873
Novartis AG (Switzerland)	71,589	5,873,177
Novo Nordisk A/S Class B (Denmark)	59,845	5,756,196
Ono Pharmaceutical Co., Ltd. (Japan)	28,700	654,573
Organon & Co.	5,534	181,460
Oxford Nanopore Technologies PLC (United Kingdom) †	45,927	379,089
Pfizer, Inc.	43,514	1,871,537
Recordati SpA (Italy)	11,791	685,855
Regeneron Pharmaceuticals, Inc. †	19,260	11,655,767
Roche Holding AG (Switzerland)	24,375	8,894,528
Sanofi (France)	35,269	3,395,156
Sartorius Stedim Biotech (France)	3,009	1,679,572
Seagen, Inc. †	5,900	1,001,820
Service Corp. International	14,000	843,640
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	21,200	1,261,838
Sonic Healthcare, Ltd. (Australia)	80,431	2,361,436
Sonova Holding AG (Switzerland)	8,193	3,089,981
Thermo Fisher Scientific, Inc.	8,217	4,694,619
UnitedHealth Group, Inc.	11,657	4,554,856
Vertex Pharmaceuticals, Inc. †	39,200	7,110,488
WuXi AppTec Co., Ltd. Class H (China)	140,412	3,277,725
		278,566,382
Homebuilding (0.2%)
Berkeley Group Holdings PLC (The) (United Kingdom)	13,794	808,004
Daiwa House Industry Co., Ltd. (Japan)	64,300	2,147,400
PulteGroup, Inc.	92,754	4,259,264
		7,214,668
Household furniture and appliances (0.1%)
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private) (Germany) † ∆∆ F	2	—
SEB SA (France)	3,807	536,800
Tempur Sealy International, Inc.	44,800	2,079,168
Whirlpool Corp.	4,200	856,212
		3,472,180
Leisure (0.1%)
Brunswick Corp.	20,200	1,924,454
Polaris, Inc. S	11,300	1,352,158
		3,276,612
Lodging/Tourism (0.4%)
Hilton Worldwide Holdings, Inc. †	31,115	4,110,603
Marriott International, Inc./MD Class A †	49,700	7,360,073

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Lodging/Tourism cont.
Travel + Leisure Co.	19,200	$1,046,976
Wyndham Hotels & Resorts, Inc.	13,300	1,026,627
		13,544,279
Media (0.3%)
Interpublic Group of Cos., Inc. (The)	78,100	2,863,927
Universal Music Group NV (Netherlands) †	56,194	1,504,609
Walt Disney Co. (The) †	22,692	3,838,806
		8,207,342
Miscellaneous (0.1%)
Centre Testing International Group Co., Ltd. Class A (China)	470,969	1,847,687
		1,847,687
Publishing (0.2%)
S&P Global, Inc.	9,939	4,222,982
Thomson Reuters Corp. (Canada)	15,455	1,708,884
		5,931,866
Retail (5.6%)
Amazon.com, Inc. †	18,565	60,986,768
BJ’s Wholesale Club Holdings, Inc. † S	101,702	5,585,474
Home Depot, Inc. (The)	12,121	3,978,839
Industria de Diseno Textil SA (Inditex) (Spain)	34,329	1,248,975
Kingfisher PLC (United Kingdom)	297,366	1,345,359
Kohl’s Corp.	85,300	4,016,777
Li Ning Co., Ltd. (China)	246,500	2,843,604
lululemon athletica, Inc. (Canada) †	11,448	4,633,006
Moncler SpA (Italy)	22,779	1,393,181
Nike, Inc. Class B	44,439	6,453,876
Nitori Holdings Co., Ltd. (Japan)	16,200	3,187,062
O’Reilly Automotive, Inc. †	25,330	15,478,150
Poya International Co., Ltd. (Taiwan)	15,324	259,255
Ross Stores, Inc.	9,700	1,055,845
Target Corp.	61,244	14,010,790
TJX Cos., Inc. (The)	236,409	15,598,266
Wal-Mart de Mexico SAB de CV (Mexico)	1,110,386	3,762,881
Walmart, Inc.	155,351	21,652,822
Wesfarmers, Ltd. (Australia)	89,201	3,589,664
		171,080,594
Semiconductor (1.1%)
Applied Materials, Inc.	32,163	4,140,343
ASML Holding NV (Netherlands)	6,898	5,088,463
Novatek Microelectronics Corp. (Taiwan)	99,000	1,437,297
Parade Technologies, Ltd. (Taiwan)	29,000	1,686,656
Renesas Electronics Corp. (Japan) †	288,400	3,558,499
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	737,350	15,204,927
Tokyo Electron, Ltd. (Japan)	3,700	1,630,969
		32,747,154
Software (6.1%)
Activision Blizzard, Inc.	61,128	4,730,696
Adobe, Inc. †	45,468	26,176,837
Atlassian Corp PLC Class A (Australia) †	2,800	1,095,976

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (73.2%)* cont.	Shares	Value
Software cont.
Autodesk, Inc. †	13,800	$3,935,346
Cadence Design Systems, Inc. †	74,861	11,336,950
Capcom Co., Ltd. (Japan)	43,800	1,216,566
Electronic Arts, Inc.	6,700	953,075
Intuit, Inc.	43,908	23,688,805
Manhattan Associates, Inc. †	9,400	1,438,482
Microsoft Corp.	297,020	83,735,878
Oracle Corp.	52,660	4,588,266
Oracle Corp. (Japan)	14,900	1,310,997
PearlAbyss Corp. (South Korea) †	16,679	1,121,238
Sage Group PLC (The) (United Kingdom)	192,791	1,840,071
Tata Consultancy Services, Ltd. (India)	163,154	8,261,638
Totvs SA (Brazil)	477,655	3,166,386
Veeva Systems, Inc. Class A †	23,200	6,685,544
Workday, Inc. Class A †	3,900	974,571
		186,257,322
Technology (0.1%)
SoftBank Group Corp. (Japan)	43,900	2,536,866
		2,536,866
Technology services (6.0%)
Accenture PLC Class A	48,500	15,516,120
Alibaba Group Holding, Ltd. (China) †	451,456	8,397,087
Alphabet, Inc. Class A †	17,936	47,952,255
Alphabet, Inc. Class C †	8,782	23,406,752
Capgemini SE (France)	10,601	2,204,692
Cognizant Technology Solutions Corp. Class A	29,000	2,152,090
DocuSign, Inc. †	31,927	8,218,968
Facebook, Inc. Class A †	57,934	19,662,220
Fidelity National Information Services, Inc.	81,911	9,966,930
Genpact, Ltd.	19,400	921,694
GoDaddy, Inc. Class A †	41,900	2,920,430
IBM Corp.	6,600	916,938
NAVER Corp. (South Korea)	9,417	3,068,476
Nomura Research Institute, Ltd. (Japan)	70,000	2,579,818
Palo Alto Networks, Inc. †	2,400	1,149,600
Pinterest, Inc. Class A †	171,900	8,758,305
Roku, Inc. †	23,600	7,395,060
Salesforce.com, Inc. †	3,144	852,716
SCSK Corp. (Japan)	26,400	558,268
Tencent Holdings, Ltd. (China)	173,911	10,197,136
Thoughtworks Holding, Inc. †	35,377	1,015,674
Yandex NV Class A (Russia) † S	41,030	3,269,681
Zebra Technologies Corp. Class A †	6,200	3,195,604
		184,276,514
Textiles (0.1%)
Hermes International (France)	2,494	3,446,899
		3,446,899
Tire and rubber (0.1%)
CIE Generale Des Etablissements Michelin SCA (France)	23,628	3,626,207
		3,626,207

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Toys (0.1%)
Nintendo Co., Ltd. (Japan)	8,000	$3,891,671
		3,891,671
Transportation (1.4%)
A. P. Moeller-Maersck A/S Class B (Denmark)	297	803,375
Copa Holdings SA Class A (Panama) † S	16,956	1,379,879
CSX Corp.	230,800	6,863,992
Deutsche Post AG (Germany)	118,171	7,447,905
Nippon Express Co., Ltd. (Japan)	5,900	406,496
Nippon Yusen KK (Japan)	36,600	2,752,993
Norfolk Southern Corp.	3,600	861,300
Ryder System, Inc.	13,000	1,075,230
Southwest Airlines Co. †	122,624	6,306,552
Union Pacific Corp.	60,506	11,859,782
United Parcel Service, Inc. Class B	8,800	1,602,480
Yamato Holdings Co., Ltd. (Japan)	47,500	1,204,211
		42,564,195
Utilities and power (1.8%)
AES Corp. (The)	38,100	869,823
Ameren Corp.	29,780	2,412,180
American Electric Power Co., Inc.	97,563	7,920,164
CLP Holdings, Ltd. (Hong Kong)	226,000	2,173,743
E.ON SE (Germany)	58,699	718,151
Edison International	42,500	2,357,475
Electricite De France SA (France)	126,441	1,587,828
Energias de Portugal (EDP) SA (Portugal)	609,511	3,197,308
Exelon Corp.	221,286	10,696,965
FirstEnergy Corp.	24,200	862,004
Fortum OYJ (Finland)	82,768	2,517,150
Kinder Morgan, Inc.	153,700	2,571,401
NRG Energy, Inc.	147,977	6,041,901
Osaka Gas Co., Ltd. (Japan)	48,200	885,946
Public Service Enterprise Group, Inc.	14,200	864,780
Southern Co. (The)	101,200	6,271,364
SSE PLC (United Kingdom)	114,558	2,405,549
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	15,434
Tokyo Gas Co., Ltd. (Japan)	46,600	867,832
		55,236,998
Total common stocks (cost $1,565,085,594)		$2,241,121,118

CORPORATE BONDS AND NOTES (8.2%)*	Principal amount	Value
Basic materials (0.5%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23	$255,000	$286,875
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	285,000	402,206
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	80,000	83,200
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	90,000	89,438

Dynamic Asset Allocation Growth Fund 37

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Basic materials cont.
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	$188,000	$203,275
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	175,000	186,813
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	110,000	112,475
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	168,000	178,080
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	210,000	208,720
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	170,000	168,773
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	260,000	313,300
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	631,000	719,446
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	170,000	163,209
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	350,000	371,438
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	100,000	104,250
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)	250,000	253,750
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	100,000	100,250
CVR Partners LP/CVR Nitrogen Finance Corp. 144A company guaranty sr. notes 6.125%, 6/15/28	50,000	52,438
Diamond BC BV 144A sr. unsec. unsub. notes 4.625%, 10/1/29 (Netherlands)	60,000	60,675
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	465,000	477,011
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	395,000	410,800
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	115,000	124,344
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	260,000	272,025
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	145,000	178,531
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	495,000	506,138
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	566,000	554,102
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	150,000	149,250
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	200,000	201,000
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	95,000	94,169
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	60,000	62,841
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31	130,000	133,138
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	286,000	324,108

38 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Basic materials cont.
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	$190,000	$189,525
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	135,000	141,413
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	190,000	199,168
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	251,000	289,492
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	47,000	49,325
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	83,000	82,292
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	245,000	256,025
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	225,000	226,406
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	75,000	77,625
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24	65,000	65,569
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	230,000	234,888
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	190,000	194,038
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	110,000	110,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	50,000	49,453
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	485,000	510,560
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	50,000	50,709
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	92,116
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	373,929
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	129,000	146,909
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	260,000	257,647
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	155,224
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	50,000	50,188
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	90,000	90,450
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	175,000	168,000
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	280,017
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	7,000	7,095
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	215,000	217,956
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	280,000	292,600
TopBuild Corp. 144A company guaranty sr. unsec. bonds 4.125%, 2/15/32 ##	70,000	70,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	260,000	261,950

Dynamic Asset Allocation Growth Fund 39

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	$175,000	$174,125
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	235,000	250,561
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	265,000	278,237
Westlake Chemical Corp. sr. unsec. bonds 3.125%, 8/15/51	926,000	873,565
Westlake Chemical Corp. sr. unsec. bonds 2.875%, 8/15/41	464,000	443,766
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	305,000	427,341
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	106,000	150,615
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	103,000	146,674
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	215,000	235,425
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	165,000	169,744
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	150,000	154,502
		16,041,892
Capital goods (0.5%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. notes 4.875%, 8/15/26	200,000	204,754
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	120,000	116,700
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	355,000	369,200
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	170,000	177,398
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	165,000	169,538
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	400,000	424,940
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	200,000	202,250
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	240,000	249,120
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	180,000	177,734
Berry Global, Inc. 144A company guaranty sr. unsub. notes 1.57%, 1/15/26	472,000	471,877
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	394,000	538,234
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	330,000	342,119
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	25,000	26,000
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	135,000	141,750
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	90,000	91,013
CANPACK SA/Eastern PA Land Investment Holding, LLC 144A company guaranty sr. unsec. notes 3.125%, 11/1/25 (Poland)	200,000	203,000
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	144,000	151,920
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	165,000	203,775
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	237,454
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	100,000	101,656

40 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	$165,000	$166,031
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	60,000	61,500
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	50,000	49,625
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	225,000	236,275
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	220,000	240,900
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	155,000	160,425
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	183,172
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	360,000	363,096
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	295,000	313,438
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	329,799
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	198,000	243,824
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	55,000	53,074
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	225,000	248,808
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	220,000	251,044
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes 6.625%, 10/15/29	175,000	175,000
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	120,000	120,000
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	240,000	241,800
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	620,000	599,208
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	578,815
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	146,000	167,152
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	145,000	148,858
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	250,000	265,938
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	340,000	339,575
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40 (acquired 6/8/20, cost $79,761) ∆∆	65,000	83,253
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	445,000	506,493
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	260,000	266,339
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	70,000	71,750
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	235,000	238,525
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	542,610
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	335,000	361,381
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	115,000	119,169
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	30,000	30,652
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	185,000	190,857

Dynamic Asset Allocation Growth Fund 41

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	$240,000	$240,446
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	160,000	159,721
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	305,000	313,388
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	860,000	896,551
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)	200,000	213,750
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	265,000	290,476
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	445,000	449,450
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	235,000	260,263
		15,372,863
Communication services (0.9%)
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (Luxembourg)	255,000	278,868
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (Luxembourg)	370,000	355,376
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	200,000	201,250
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	200,000	196,095
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	916,000	936,642
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	154,000	160,325
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	505,000	530,242
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	1,389,000	1,369,753
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	1,250,000	1,229,773
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	547,000	654,292
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	160,000	164,800
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	165,000	170,161
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,405,000	1,517,400
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	175,000	182,958
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	110,000	113,489
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	190,000	208,079
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	320,000	319,748
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	543,000	738,253
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	220,000	246,885

42 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	$205,000	$199,593
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	92,999	108,196
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	130,000	150,562
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	569,000	648,747
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	262,000	274,802
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	8,000	11,482
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.375%, 2/15/25	420,000	452,148
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	33,000	35,660
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	224,000	237,553
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.987%, 11/1/63	107,001	100,270
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	34,000	32,612
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	84,000	85,050
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	291,000	273,623
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	218,995
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	274,919
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	350,732
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	340,000	370,913
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	549,515
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	138,345
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	420,000	453,926
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	290,723
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	275,000	310,537
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	165,000	177,421
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	235,000	230,251
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	275,000	294,907
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	142,000	150,653
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	820,000	869,600
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	115,000	122,188
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	340,000	358,275
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25 (Luxembourg) (In default) †	270,000	151,200
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	500,000	514,400

Dynamic Asset Allocation Growth Fund 43

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	$240,000	$241,855
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	120,000	116,250
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	52,000	54,990
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	166,000	249,722
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	880,000	1,126,400
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	250,000	302,931
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	863,000	964,273
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	600,000	588,359
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	114,000	125,874
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	782,000	861,522
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	213,000	213,759
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	160,000	161,360
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	15,000	15,758
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22	75,000	75,875
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	115,000	116,214
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	255,000	270,938
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	270,656
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	815,000	979,820
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	652,000	688,465
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	325,000	328,995
Verizon Communications, Inc. sr. unsec. unsub. bonds 5.25%, 3/16/37	310,000	400,913
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	335,000	394,749
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,264,000	1,453,003
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	329,000	340,515
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)	165,000	167,269
Ziggo BV 144A company guaranty sr. notes 5.50%, 1/15/27 (Netherlands)	150,000	155,063
		28,677,715
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity	134,000	131,153
		131,153

44 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals (1.2%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	$205,000	$203,748
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	240,000	263,700
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	148,000	153,967
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	780,651
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	566,000	577,218
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	55,000	53,492
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 10.50%, 4/15/25	90,000	96,300
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	115,000	117,444
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	110,000	109,175
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	155,000	151,062
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	360,000	357,300
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	360,000	367,200
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.95%, 8/14/28	321,000	362,469
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	115,000	118,529
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	235,000	242,344
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	105,000	113,794
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	105,000	110,383
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	240,000	245,412
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	85,000	86,063
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	110,000	110,121
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	280,000	286,535
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	45,000	48,263
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	230,000	232,300
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	255,000	251,175
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	160,000	165,570
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	175,000	184,188
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	180,000	187,200
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	360,000	349,200
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	590,000	583,352
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	295,000	194,700

Dynamic Asset Allocation Growth Fund 45

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	$200,000	$87,500
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	195,000	203,531
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	259,210
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	799,282
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	230,000	231,822
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	195,000	199,454
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	310,000	372,784
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	225,000	251,438
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	255,403
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	325,000	338,000
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	215,000	231,125
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	170,000	166,571
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	245,000	252,350
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	60,000	60,456
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	132,000	173,965
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	60,000	73,065
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	623,000	686,100
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	137,000	150,332
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	55,000	59,542
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	149,000	153,735
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	505,000	532,434
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	298,000	322,540
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25	95,000	99,454
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	155,000	163,413
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	195,000	201,585
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	410,000	415,729
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	337,000	372,787
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	200,207	211,248
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	453,499	484,110
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	110,000	128,975
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	983,000	1,084,987

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	$698,000	$813,310
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	105,000	109,725
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	115,000	119,835
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	95,000	100,344
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	120,000	148,800
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	250,000	284,063
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	26,000	32,987
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	110,000	124,850
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	175,000	174,913
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	379,000	439,147
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	280,000	282,800
Lions Gate Capital Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	335,000	346,313
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24	95,000	96,061
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	145,000	150,075
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	132,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	90,000	94,770
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	115,000	114,138
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	320,000	334,400
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	245,000	250,354
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	175,000	182,438
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	45,000	46,400
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28	240,000	235,800
Mav Acquisition Corp. 144A sr. unsec. notes 8.00%, 8/1/29	245,000	234,044
Meredith Corp. company guaranty sr. notes 6.50%, 7/1/25	115,000	123,050
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	188,000	194,345
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	190,000	166,296
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	520,000	508,843
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	235,000	243,742
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	180,000	184,950
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	115,000	119,296
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	115,000	121,667
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	175,000	179,156

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	$165,000	$171,188
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	130,000	127,114
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	130,000	126,459
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	390,000	426,696
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	265,000	272,950
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	375,000	395,858
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	120,000	115,126
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	225,000	232,601
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	311,000	446,285
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 3/1/26	80,000	92,725
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	70,000	71,488
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	205,000	212,638
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	20,000	20,896
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	87,000	81,884
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	285,000	329,400
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	365,000	410,128
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	110,000	118,663
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	120,000	120,975
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	335,000	350,075
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	130,454
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	145,000	142,557
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	245,000	255,719
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	230,000	228,137
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	120,000	117,300
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	720,000	703,350
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	375,000	381,328
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	830,000	863,200
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	155,000	160,038
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	235,000	250,275
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	185,000	193,228

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	$115,000	$123,625
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	220,000	222,289
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	580,000	594,923
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	90,000	85,653
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	165,000	170,156
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,750
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	225,000	228,566
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	500,000	495,849
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	215,000	215,000
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	45,000	48,432
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	110,000	122,540
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	340,000	359,509
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	395,000	414,379
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	145,000	159,500
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	130,000	141,050
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	235,000	255,269
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	120,000	121,950
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	180,000	192,990
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30	150,000	155,520
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	115,000	131,032
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	121,000	128,548
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26	57,000	63,003
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	140,000	141,750
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	246,000	432,973
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	310,000	322,981
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	215,000	226,825
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/15/29	180,000	181,800
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	290,000	292,894
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	290,000	292,175
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	70,000	73,851
		36,779,211

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	$160,000	$158,400
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	160,000	162,434
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	200,000	201,250
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	65,000	70,038
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	605,000	634,666
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	205,000	221,400
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	197,000	266,805
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	491,000	586,168
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	235,000	276,660
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	285,000	289,631
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	132,480
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	400,000	393,214
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	555,000	581,629
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	85,000	85,319
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	35,000	35,875
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	7,152	8,183
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	268,000	324,645
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	190,000	282,316
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	226,000	308,932
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	385,000	396,550
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/1/25	195,000	203,775
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	405,000	405,527
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	127,407
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	355,000	350,243
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	563,000	563,881
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	270,000	313,450
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	151,381
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	310,000	381,227

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer staples cont.
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	$335,000	$352,869
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	460,000	559,864
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	165,000	181,376
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	566,000	579,878
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	60,000	61,025
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	113,000	118,280
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	100,000	98,813
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	52,063
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	470,000	491,373
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	155,000	159,642
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	485,000	493,757
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	985,000	981,241
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	210,000	242,025
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	385,000	471,779
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	150,000	167,625
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	440,000	532,950
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	82,425
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	135,000	149,000
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	215,000	237,044
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	193,000	194,457
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	135,000	134,969
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	210,000	222,600
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	245,000	249,133
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	115,000	115,614
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	124,639
		14,967,927
Energy (0.7%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	130,000	142,149
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	94,000	106,477
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	130,000	145,340
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	120,000	126,378
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	125,000	139,998
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	100,000	109,052
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	85,000	91,375

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Energy cont.
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	$145,000	$156,781
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes 5.625%, 6/1/24 (Canada)	50,000	50,280
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	270,000	291,967
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	24,000	27,083
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	400,000	438,074
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	290,000	284,992
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	110,000	118,944
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	140,000	138,250
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	195,000	264,956
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	280,000	285,246
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	255,000	250,232
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	126,000	131,040
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	122,000	141,045
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	180,000	188,496
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	117,000	117,293
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	55,000	57,177
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	249,600
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	221,400
ConocoPhillips 144A company guaranty sr. unsec. notes 3.75%, 10/1/27	145,000	161,942
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	175,000	195,563
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	205,000	226,781
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	310,000	321,238
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	250,000	302,188
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	205,000	214,041
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	115,000	130,813
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	399,550
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	240,978
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	169,800
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	118,375

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Energy cont.
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 10/15/27	$130,000	$138,177
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	170,000	182,044
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	95,000	97,850
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	75,000	76,055
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	295,000	301,638
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	390,000	410,475
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	235,000	247,631
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	305,000	324,746
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	426,205
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	130,000	167,336
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	28,149
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	110,000	145,697
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	35,000	36,329
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	210,000	219,356
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	95,000	96,069
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	270,000	280,125
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds 6.00%, 2/1/31	55,000	56,513
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5.75%, 2/1/29	55,000	56,513
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	325,000	329,550
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	260,000	262,275
MEG Energy Corp. 144A company guaranty sr. unsec. notes 5.875%, 2/1/29 (Canada)	30,000	30,638
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	130,000	133,766
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	135,000	124,740
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	73,000	75,555
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	100,000	97,260
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	175,000	182,000
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	120,000	125,700
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	191,038
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	72,029
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	295,000	347,422
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	390,000	490,669
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	75,000	101,151

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Energy cont.
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	$205,000	$278,073
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	70,000	96,001
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	70,000	96,303
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	215,000	203,713
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	400,000	420,503
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	159,000	177,086
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	314,000	340,847
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	28,325
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	153,000	144,876
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)	1,040,000	1,074,206
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	330,000	338,250
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	55,000	57,444
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	165,000	171,814
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	76,500
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	80,000	82,700
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	80,000	81,200
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	184,000	205,435
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,625
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	62,000	71,276
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	565,000	608,819
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	90,000	92,289
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	190,000	194,045
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	205,000	212,241
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	100,000	111,538
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	240,000	259,014
Southwestern Energy Co. 144A company guaranty sr. unsec. unsub. notes 5.375%, 2/1/29	450,000	481,500
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	205,872
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 7.50%, 10/1/25	60,000	64,800
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	205,000	210,023
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	265,000	270,300

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	$70,000	$78,433
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	115,000	123,996
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	70,000	76,541
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	130,000	136,500
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	342,000	367,223
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	100,500	100,500
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	175,000	174,113
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	200,000	206,000
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	225,000	234,270
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	121,739
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	72,975
		21,129,503
Financials (2.0%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	210,000	220,185
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	195,000	189,311
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	434,000	487,478
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	519,000	539,947
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	290,000	300,150
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	337,000	486,065
American Express Co. sr. unsec. notes 2.65%, 12/2/22	486,000	499,155
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	96,335
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	781,487
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	217,000	232,066
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	285,000	293,550
Athene Global Funding 144A notes 1.985%, 8/19/28	440,000	434,313
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	200,000	193,859
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	233,322
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	200,000	199,071
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	227,128
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	227,221
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	297,000	330,784

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	$35,000	$39,165
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	190,000	192,278
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN, 3.248%, 10/21/27	1,055,000	1,139,146
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,389,423
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%, 3/7/22 (Canada)	555,000	560,556
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	375,000	369,551
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	90,000	109,793
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	120,000	113,356
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R	135,000	133,819
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	410,000	397,585
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	327,000	359,097
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	201,646
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	191,000	198,773
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	926,000	906,582
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	57,000	60,776
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	462,000	514,553
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	90,045
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	416,000	424,320
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,562,498
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	356,925
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	437,000	442,126
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	345,000	345,880
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	301,368
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	270,000	307,041
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	180,709
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	246,095
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	205,000	230,723
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	190,000	190,000
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	115,000	109,322
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	120,000	115,800
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	580,000	632,994
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	200,000	199,372
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	630,000	638,482
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	290,000	312,475
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	285,000	311,059
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	585,000	593,574

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	$730,000	$737,238
Deutsche Bank AG sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	835,000	839,745
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	485,000	500,755
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	212,000	243,097
Digital Realty Trust LP company guaranty sr. unsec. notes 4.75%, 10/1/25 R	575,000	647,375
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R	470,000	514,064
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,140,000	1,166,078
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	142,650
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	90,000	94,275
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	468,000	534,143
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	364,000	396,191
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	81,000	83,390
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	248,520
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	153,000	156,060
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	197,681
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	120,000	116,700
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	195,000	217,441
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	72,100
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	135,000	138,713
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	199,000	199,597
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	751,000	848,721
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.75%, 1/24/22	303,000	308,126
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	1,285,000	1,411,869
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	114,000	117,321
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	174,462
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	115,000	104,075
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	290,000	299,788
Huntington Bancshares, Inc. 144A unsec. sub. FRB 2.487%, 8/15/36	361,000	355,459
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	156,938
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	210,000	219,450
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	185,000	191,938
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	114,856
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	404,000	386,394

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	$202,000	$190,095
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	146,000	152,747
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	520,000	533,068
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	190,000	198,550
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	315,000	333,113
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	240,000	249,295
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	94,000	102,159
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	563,000	575,668
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.125%, 5/15/47	116,000	103,219
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	44,000	44,220
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,721,396
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,474,604
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	85,000	88,430
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,146,000	1,198,465
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	160,000	206,837
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	120,000	119,154
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	65,808
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	220,000	218,350
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	215,000	241,637
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	235,603
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	246,163
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	450,000	457,115
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	400,000	408,140
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	160,222
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	255,000	281,559
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	1,365,000	1,510,394
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	585,900
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	1,515,000	1,567,995
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.875%, 4/12/23 (Australia)	250,000	259,659
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27	110,000	115,148
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	190,000	195,700
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	70,000	70,155
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	215,000	250,486

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	$155,000	$178,418
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,320,000	1,336,239
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	60,000	65,100
OneMain Finance Corp. company guaranty sr. unsec. notes 4.00%, 9/15/30	120,000	119,400
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	110,000	127,463
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	138,000
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	170,000	191,038
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	240,000	260,124
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	110,000	109,834
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	225,000	231,401
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	360,000	366,300
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	440,000	441,353
PNC Financial Services Group, Inc. (The) sr. unsec. notes 3.30%, 3/8/22	137,000	138,476
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	113,000	115,029
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	47,000	48,646
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	295,000	300,163
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	50,000	52,813
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	146,000	156,950
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	285,000	323,374
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	280,000	311,928
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	89,819
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	431,000	463,601
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	170,000	178,925
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	800,000	804,853
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	255,000	310,583
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	1,052,000	1,071,282
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	435,000	477,923
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	250,000	261,343
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	158,000	166,466
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	575,000	578,112

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	$230,000	$234,469
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	480,000	483,434
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	1,245,000	1,268,396
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	308,000	343,284
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	234,066
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	249,341
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	172,000	192,855
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	104,000	107,250
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	284,000	281,235
		59,153,884
Healthcare (0.8%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	1,575,000	1,697,080
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	270,000	293,180
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	265,000	253,075
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	230,000	290,193
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	367,074
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	265,000	284,213
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	215,000	220,343
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28	105,000	107,594
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	165,000	163,271
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25	277,000	282,720
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	90,000	83,813
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	195,000	202,069
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	102,000	106,878
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	500,000	486,254
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	479,557
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,025,000	1,063,921
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	534,000	547,739
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	501,000	531,932
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	235,000	225,323
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	185,000	205,041
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	110,000	112,750
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	505,000	549,819
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	115,000	120,463
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	107,494
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	121,955

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Healthcare cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	$25,000	$26,563
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	94,388
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	158,606
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	235,000	235,552
CHS/Community Health Systems, Inc. 144A sr. notes 6.625%, 2/15/25	225,000	235,406
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	243,000	256,853
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,097,000	1,345,078
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	44,000	45,946
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	133,091	150,954
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	155,000	167,441
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	255,000	298,350
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty notes 9.50%, 7/31/27 (Ireland)	106,000	106,235
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	163,000	116,545
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	95,000	95,000
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	115,000	118,881
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	427,000	423,278
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	118,000	131,809
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	70,000	90,773
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	240,000	274,596
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	110,000	116,533
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	207,260
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	253,000	245,410
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	19,000	20,136
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	454,051
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	122,000	129,164
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	190,000
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	650,000	784,620
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	245,000	249,900
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	51,000	53,805
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	265,000	267,650
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	333,428
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	550,000	668,420
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	347,888
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	142,000	148,923
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	150,000	149,696

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Healthcare cont.
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	$120,000	$124,050
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	60,000	60,900
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27	60,000	62,250
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25	60,000	63,675
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	465,000	484,763
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,125,000	1,164,285
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	290,000	294,350
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	300,000	342,750
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	260,000	273,650
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	286,498
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	837,226
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	110,000	110,573
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	251,654
Viatris, Inc. 144A company guaranty sr. unsec. notes 2.30%, 6/22/27	291,000	297,134
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	376,445
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	157,000	155,545
		22,828,637
Technology (0.6%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	255,000	256,913
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	295,000	257,751
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	318,762
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	255,000	282,992
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	812,951
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	240,000	229,220
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	275,000	290,188
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	959,000	965,996
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	330,082
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	366,779
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	115,000	116,597
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	115,000	117,206
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	185,000	185,925
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	65,000	69,378
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	185,000	193,984
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	705,000	765,883
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	456,000	505,236

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Technology cont.
Broadcom, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 2/15/51	$153,000	$152,679
Cisco Systems, Inc./California sr. unsec. unsub. bonds 5.90%, 2/15/39	180,000	259,997
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	320,298
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	255,000	255,497
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	109,025
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	170,000	177,943
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	215,000	214,280
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	74,000	120,017
Dell International, LLC/EMC Corp. company guaranty sr. notes 6.02%, 6/15/26	330,000	392,544
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	75,000	76,688
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes 8.50%, 4/15/24	245,000	250,206
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	110,000	120,382
Fidelity National Information Services, Inc. sr. unsec. bonds 2.25%, 3/1/31	115,000	114,148
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	180,000	196,010
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	510,000	580,518
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	358,045
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	395,397
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	405,000	418,980
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	165,000	174,391
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	240,000	250,975
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	799,000	826,004
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	60,000	57,735
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	987,921
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	166,000	166,928
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	305,000	315,443
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	621,000	627,221
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	735,000	784,886
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,081,000	1,105,458
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	260,000	243,446
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	185,000	195,064
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	310,000	306,900
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	320,000	323,726
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	320,000	319,197
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	430,000	432,941

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Technology cont.
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	$315,000	$295,445
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	95,000	99,750
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	175,000	175,438
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	122,857
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	230,000	235,290
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	296,000	289,419
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	125,000	138,440
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	370,000	368,150
		19,421,522
Transportation (0.1%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada)	25,000	25,094
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	235,000	253,213
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	235,000	247,044
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	278,760
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	350,000	390,250
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	113,000	122,706
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	210,000	223,856
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	93,011
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	92,363
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	615,000	658,050
		2,384,347
Utilities and power (0.4%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	425,000	419,153
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	510,000	578,864
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	105,000	105,095
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	61,200
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	90,000	91,350
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	98,000	100,816
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	660,000	673,200
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	45,000	45,000
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	24,625
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	130,000	149,361
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	398,438
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	479,256
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	80,000	116,050
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	422,480

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Utilities and power cont.
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	$186,000	$195,743
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	355,000	413,425
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	235,414
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,345,000	1,308,013
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	625,000	675,350
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	179,000	196,725
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	79,000	82,807
Energy Transfer LP sr. unsec. unsub. bonds 6.125%, 12/15/45	81,000	103,065
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	151,000	157,767
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	755,000	855,277
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	140,000	157,042
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	70,000	74,774
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	116,000	144,871
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	155,000	160,301
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	157,000	225,247
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	39,000	40,402
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	160,000	177,023
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	444,000	473,693
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	255,000	252,131
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	106,375
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	205,000	207,797
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	61,351
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	460,708
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	215,000	220,721
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	50,000	48,795
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	60,000	62,278
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	1,060,000	1,056,299
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	101,731
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. escrow company guaranty sr. notes 11.50%, 10/1/21 F	90,000	3
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	317,000	337,845
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	264,000	277,681
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	135,000	139,733

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	$295,000	$303,098
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	150,000	154,875
		13,133,248
Total corporate bonds and notes (cost $237,116,984)		$250,021,902

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (5.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$522,553	$578,095
5.00%, 5/20/49	23,274	25,758
4.70%, with due dates from 5/20/67 to 8/20/67	173,497	190,021
4.642%, 6/20/67	72,521	80,162
4.50%, 5/20/49	70,739	77,514
4.48%, 3/20/67	86,484	95,777
3.00%, TBA, 10/1/51	16,000,000	16,718,310
3.00%, with due dates from 7/20/50 to 10/20/50	16,245,727	16,958,905
		34,724,542
U.S. Government Agency Mortgage Obligations (4.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	194,222	213,771
3.00%, with due dates from 2/1/47 to 1/1/48	6,234,168	6,559,833
2.50%, with due dates from 5/1/51 to 8/1/51	1,988,735	2,063,320
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 2/1/39 to 4/1/39	25,181	27,849
4.00%, 1/1/57	624,411	693,990
4.00%, with due dates from 6/1/48 to 5/1/49	6,765,432	7,253,361
3.50%, 6/1/56	1,679,304	1,839,043
3.00%, with due dates from 4/1/46 to 11/1/48	8,591,267	9,109,694
2.50%, with due dates from 7/1/50 to 8/1/51	21,428,887	22,143,196
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/51	5,000,000	5,592,466
4.00%, TBA, 10/1/51	1,000,000	1,071,523
3.50%, TBA, 10/1/51	23,000,000	24,339,561
2.50%, TBA, 11/1/51	15,000,000	15,436,524
2.50%, TBA, 10/1/51	15,000,000	15,466,994
2.50%, TBA, 10/1/36	22,000,000	22,921,239
		134,732,364
Total U.S. government and agency mortgage obligations (cost $168,567,431)		$169,456,906

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 4.375%, 2/15/38 [i]	$80,000	$109,910
U.S. Treasury Notes
1.625%, 9/30/26 [i]	242,000	249,524
1.125%, 2/28/27 [i]	145,000	145,655
0.75%, 4/30/26 [i]	225,000	223,992

66 Dynamic Asset Allocation Growth Fund

U.S. TREASURY OBLIGATIONS (—%)* cont.	Principal amount	Value
U.S. Treasury Notes
0.375%, 12/31/25 [i]	$333,000	$326,586
0.125%, 5/15/23 [i]	256,000	255,777
Total U.S. treasury obligations (cost $1,311,444)		$1,311,444

MORTGAGE-BACKED SECURITIES (2.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.7%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 23.49%, 11/15/35	$32,961	$56,747
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%), 19.609%, 3/15/35	27,160	36,246
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.732%, 6/15/34	14,824	17,345
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 4/15/44	4,859,168	844,697
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	3,084,300	648,475
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	7,619,494	1,438,180
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	4,716,442	779,248
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	5,491,001	974,216
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	4,417,999	771,682
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	7,845,769	1,486,197
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	4,668,270	792,672
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	6,817,000	906,392
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	3,060,149	523,146
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	6,573,591	952,003
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	9,075,242	1,001,263
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 39.384%, 7/25/36	8,241	16,074
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%), 24.251%, 3/25/36	15,382	25,198
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 23.885%, 6/25/37	23,236	40,937
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 9/25/47	4,602,750	844,720
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/25/49	3,633,731	751,165
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	7,749,000	1,173,245
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	4,843,154	855,900
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	5,087,834	960,921
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	3,746,000	504,539
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	6,316,594	742,562
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	7,044,541	675,836
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,962,584	668,012
REMICs FRB Ser. 01-50, Class B1, IO, 0.38%, 10/25/41 W	264,224	1,321
Trust FRB Ser. 02-W8, Class 1, IO, 0.298%, 6/25/42 W	226,559	1,699
REMICs Ser. 01-79, Class BI, IO, 0.264%, 3/25/45 W	115,787	718
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	7,783	6,849

Dynamic Asset Allocation Growth Fund 67

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	$763,080	$151,528
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	231,980	44,076
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	20,259	2,064
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	45,426	7,536
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,504,494	113,499
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	6,366,143	839,567
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	138,497	762
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	161,120	580
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	2,821,947	411,336
FRB Ser. 16-H16, Class LI, IO, 2.104%, 7/20/66 W	12,014,767	850,420
Ser. 15-H25, Class BI, IO, 1.875%, 10/20/65 W	3,461,147	238,127
Ser. 15-H26, Class EI, IO, 1.721%, 10/20/65 W	1,886,184	113,737
		21,271,437
Commercial mortgage-backed securities (1.0%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.086%, 5/15/53 W	4,179,069	289,139
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 1.18%, 7/17/26	404,000	404,000
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	15,856	—
BANK FRB Ser. 19-BN20, Class XA, IO, 0.958%, 9/15/62 W	4,153,769	236,580
Barclays Commercial Mortgage Trust Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	510,000	547,324
BBCMS Mortgage Trust 144A Ser. 21-C11, Class D, 2.00%, 9/15/54	320,000	269,884
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class X1, IO, 0.763%, 12/11/38 W	73,481	257
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	221,000	255,269
Ser. 19-B11, Class AS, 3.784%, 5/15/52	243,000	269,467
Ser. 19-B13, Class AM, 3.183%, 8/15/57	247,000	263,456
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.134%, 5/15/38 (Cayman Islands)	534,000	534,244
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	370,000	402,057
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	193,000	208,312
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.887%, 12/15/47 W	154,000	155,694
FRB Ser. 11-C2, Class E, 5.887%, 12/15/47 W	562,000	558,342
Citigroup Commercial Mortgage Trust
Ser. 18-C6, Class AS, 4.642%, 11/10/51 W	178,000	206,623
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	431,000	457,296
FRB Ser. 14-GC21, Class XA, IO, 1.32%, 5/10/47 W	3,307,413	85,698
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.26%, 3/10/47 W	256,000	271,776
FRB Ser. 12-GC8, Class XA, IO, 1.892%, 9/10/45 W	3,986,920	31,118
FRB Ser. 06-C5, Class XC, IO, 0.607%, 10/15/49 W	2,409,016	25
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.045%, 11/10/46 W	520,000	552,100
FRB Ser. 14-CR17, Class C, 4.946%, 5/10/47 W	300,000	315,866

68 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.914%, 7/15/47 W	$354,000	$361,062
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	229,000	241,419
FRB Ser. 15-LC21, Class B, 4.478%, 7/10/48 W	370,000	404,040
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	408,000	435,620
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	342,000	365,261
Ser. 15-DC1, Class AM, 3.724%, 2/10/48	277,000	295,101
FRB Ser. 14-CR17, Class XA, IO, 1.122%, 5/10/47 W	5,938,125	124,154
FRB Ser. 13-CR11, Class XA, IO, 1.078%, 8/10/50 W	7,144,285	106,050
FRB Ser. 14-UBS6, Class XA, IO, 1.025%, 12/10/47 W	5,750,466	126,430
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	658,000	661,598
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.753%, 2/15/40 W	1,324,277	4,503
FRB Ser. 07-C2, Class AX, IO, 0.048%, 1/15/49 W	1,129,254	—
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	234,000	262,696
Ser. 19-C17, Class AS, 3.278%, 9/15/52	194,000	207,651
FRB Ser. 20-C19, Class XA, IO, 1.237%, 3/15/53 W	6,427,862	493,248
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.904%, 4/15/50 W	645,000	478,560
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.545%, 8/10/44 W	1,165,000	1,161,505
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K099, Class X1, IO, 1.005%, 9/25/29 W	5,191,313	321,947
Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.845%, 9/25/27 W	5,167,835	209,717
Multifamily Structured Pass-Through Certificates FRB Ser. K131, Class X1, IO, 0.729%, 7/25/31 W	6,281,000	401,356
Multifamily Structured Pass-Through Certificates FRB Ser. K087, Class X1, IO, 0.51%, 12/25/28 W	11,515,928	290,457
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.625%, 2/10/46 W	4,212,749	64,780
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.845%, 6/10/47 W	652,000	678,229
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	422,000	457,945
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	353,000	381,099
FRB Ser. 14-GC22, Class XA, IO, 1.104%, 6/10/47 W	6,704,073	123,889
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.187%, 8/10/43 W	246,000	181,660
Ser. 12-GC6, Class AS, 4.948%, 1/10/45	172,879	173,394
FRB Ser. 13-GC14, Class B, 4.897%, 8/10/46 W	247,000	261,052
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	458,000	464,874
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.811%, 4/15/47 W	533,000	564,982
FRB Ser. 14-C22, Class C, 4.705%, 9/15/47 W	473,000	466,019
FRB Ser. 13-C12, Class B, 4.235%, 7/15/45 W	258,000	265,147
FRB Ser. 13-C17, Class XA, IO, 0.89%, 1/15/47 W	3,186,470	43,560

Dynamic Asset Allocation Growth Fund 69

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.189%, 12/15/46 W	$265,000	$281,106
Ser. 14-C20, Class AS, 4.043%, 7/15/47	351,000	374,034
FRB Ser. 13-LC11, Class XA, IO, 1.376%, 4/15/46 W	11,227,821	159,928
FRB Ser. 06-CB17, Class X, IO, 1.144%, 12/12/43 W	141,832	3,165
FRB Ser. 06-LDP8, Class X, IO, 0.23%, 5/15/45 W	92,223	1
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.872%, 11/15/43 W	159,402	157,967
FRB Ser. 12-C6, Class E, 5.31%, 5/15/45 W	559,000	424,511
FRB Ser. 12-C8, Class D, 4.828%, 10/15/45 W	330,000	316,171
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, 0.253%, 2/15/40 W	15,021	—
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.775%, 9/15/39 W	1,115,254	148
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.317%, 4/20/48 W	1,044,000	1,067,145
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 06-C4, Class X, IO, 6.11%, 7/15/45 W	6,099	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.218%, 2/15/47 W	289,000	309,576
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	708,000	706,395
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	207,000	221,595
FRB Ser. 15-C24, Class B, 4.488%, 5/15/48 W	225,000	243,113
Ser. 13-C8, Class B, 3.659%, 12/15/48 W	329,000	336,797
FRB Ser. 14-C17, Class XA, IO, 1.214%, 8/15/47 W	3,315,988	68,817
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 12-C6, Class D, 4.757%, 11/15/45 W	450,000	447,505
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	200,000	212,228
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.382%, 6/11/49 W	816,729	829,519
FRB Ser. 11-C3, Class D, 5.467%, 7/15/49 W	231,000	230,423
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M7, 1.786%, 10/15/49	310,465	309,088
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.172%, 12/15/50 W	4,044,719	193,605
FRB Ser. 18-C8, Class XA, IO, 1.022%, 2/15/51 W	4,547,840	206,373
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.734%, 5/10/45 W	661,000	671,997
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.728%, 12/10/45 W	4,601,830	51,401
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 1.187%, 6/16/36	203,597	203,597
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.453%, 11/15/48 W	795,170	5
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.443%, 7/15/46 W	319,000	323,048
FRB Ser. 13-LC12, Class C, 4.443%, 7/15/46 W	408,000	363,335
Ser. 19-C49, Class AS, 4.244%, 3/15/52	582,000	659,542
FRB Ser. 16-LC25, Class AS, 4.093%, 12/15/59 W	401,000	441,328
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	210,000	227,035

70 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
FRB Ser. 19-C52, Class XA, IO, 1.741%, 8/15/52 W	$3,643,171	$341,882
FRB Ser. 14-LC16, Class XA, IO, 1.243%, 8/15/50 W	9,653,685	224,926
FRB Ser. 16-LC25, Class XA, IO, 1.106%, 12/15/59 W	3,580,152	126,619
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.443%, 7/15/46 W	655,000	301,391
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.325%, 3/15/45 W	335,000	344,901
Ser. 13-C11, Class AS, 3.311%, 3/15/45	460,000	471,352
FRB Ser. 14-C24, Class XA, IO, 0.997%, 11/15/47 W	8,657,527	195,211
FRB Ser. 14-C22, Class XA, IO, 0.941%, 9/15/57 W	19,692,545	380,795
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class D, 5.965%, 11/15/44 W	353,000	351,948
FRB Ser. 11-C3, Class D, 5.513%, 3/15/44 W	767,569	374,880
FRB Ser. 13-C15, Class D, 4.65%, 8/15/46 W	437,000	249,977
FRB Ser. 12-C9, Class XA, IO, 2.017%, 11/15/45 W	3,462,322	40,757
FRB Ser. 12-C10, Class XA, IO, 1.635%, 12/15/45 W	3,404,361	37,268
FRB Ser. 12-C9, Class XB, IO, 0.873%, 11/15/45 W	10,038,000	60,228
		30,936,165
Residential mortgage-backed securities (non-agency) (0.8%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.276%, 5/25/47	411,025	240,399
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.055%, 1/25/49 W	103,274	104,730
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	137,588	139,293
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 0.762%, 4/20/35	243,175	242,090
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.586%, 10/25/29 (Bermuda)	251,000	252,547
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	393,000	393,015
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	285,000	291,476
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.751%, 5/25/35 W	207,212	211,027
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	63,599	63,981
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.032%, 6/25/46	590,226	542,968
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.744%, 11/20/35	375,344	359,377
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	828,274	750,444
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.267%, 2/20/47	294,921	230,353
Credit Suisse Mortgage Trust 144A Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	218,122	218,531
CSMC Trust 144A Ser. 21-RPL7, Class A1, 1.926%, 9/1/51	225,000	225,000

Dynamic Asset Allocation Growth Fund 71

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	$81,698	$81,992
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.786%, 11/25/28 (Bermuda)	227,125	227,900
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.436%, 9/25/28	197,493	207,728
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 5.634%, 7/25/28	193,843	203,313
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.236%, 11/25/28	334,108	344,895
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.086%, 12/25/28	442,504	464,146
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/24	19,909	20,057
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 4.786%, 4/25/28	382,058	395,266
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 4.736%, 10/25/28	1,795,347	1,860,369
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.536%, 10/25/29	625,000	647,497
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 9/25/30	269,426	272,921
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1, (1 Month US LIBOR + 1.20%), 1.286%, 10/25/29	87,012	87,040
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 1/25/49	123,250	124,895
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.536%, 3/25/49	11,147	11,300
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.486%, 2/25/47	181,000	184,507
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.436%, 2/25/49	94,110	94,785
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 10/25/48	64,400	65,242
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.35%, 8/25/33	437,000	447,696
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.186%, 9/25/48	350,000	355,250
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 1.986%, 1/25/50	108,817	109,152
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.086%, 2/25/47	835,000	836,043
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.90%, 9/25/41	84,000	84,059
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.036%, 8/25/28	277,498	293,961
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.836%, 8/25/28	785,111	829,683

72 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.086%, 9/25/28	$555,671	$581,718
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.986%, 10/25/28	322,932	338,762
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.786%, 4/25/28	654,830	691,017
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.636%, 4/25/28	847,909	888,979
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 7/25/25	56,075	56,540
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 11/25/24	26,144	26,654
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 4.986%, 11/25/24	109,933	114,035
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.536%, 1/25/29	524,575	544,225
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.436%, 5/25/29	276,081	287,514
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.386%, 2/25/25	51,171	52,082
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 4/25/29	353,470	366,749
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 1/25/29	1,146,652	1,188,434
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	49,098	49,958
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	36,439	36,698
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.636%, 7/25/29	629,284	647,693
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.986%, 7/25/24	90,292	91,727
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2, (1 Month US LIBOR + 2.55%), 2.636%, 12/25/30	273,972	278,522
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 2.436%, 1/25/31	230,727	233,756
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A, (1 Month US LIBOR + 2.20%), 2.286%, 1/25/30	12,532	12,532
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.336%, 7/25/29	190,000	190,594
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.236%, 11/25/39	76,760	77,146
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.136%, 1/25/40	638,144	641,459
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.686%, 10/25/28 (Bermuda)	100,914	101,112
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	162,382	165,222
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	332,776	335,105
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	326,585	329,194

Dynamic Asset Allocation Growth Fund 73

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 0.886%, 2/25/34	$407,810	$407,835
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.824%, 2/25/35 W	112,678	114,527
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 0.911%, 8/25/34	58,659	58,223
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.91%, 8/26/47 W	160,000	154,438
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1, (1 Month US LIBOR + 1.13%), 1.211%, 10/25/33	150,724	152,883
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1, 3.072%, 12/26/59	246,001	246,882
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.136%, 10/25/34	410,000	407,432
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	189,000	189,831
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	323,000	328,849
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	407,000	406,999
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.936%, 5/25/47	594,258	526,813
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	177,000	184,966
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 2.993%, 12/25/36 W	272,539	265,238
FRB Ser. 05-AR12, Class 1A8, 2.808%, 10/25/35 W	364,293	359,789
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.046%, 7/25/45	139,777	133,263
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%), 1.006%, 10/25/44	260,191	253,105
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%), 0.886%, 8/25/45	221,914	222,162
		25,255,590
Total mortgage-backed securities (cost $79,031,764)		$77,463,192

COLLATERALIZED LOAN OBLIGATIONS (0.6%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 19-5A, Class A1, (BBA LIBOR USD 3 Month + 1.39%), 1.516%, 1/15/33 (Cayman Islands)	$595,000	$595,760
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.27%, 4/23/34 (Cayman Islands)	250,000	250,234
AB BSL CLO 1, Ltd. 144A FRB Ser. 20-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.50%), 1.626%, 1/15/33 (Cayman Islands)	595,000	595,869
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.23%, 4/15/34 (Cayman Islands)	250,000	250,113
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 10/20/34 (Cayman Islands) ##	435,000	435,000
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 7/20/34 (Cayman Islands)	200,000	200,108

74 Dynamic Asset Allocation Growth Fund

COLLATERALIZED LOAN OBLIGATIONS (0.6%)* cont.	Principal amount	Value
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.188%, 4/20/34 (Cayman Islands)	$294,000	$294,090
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.346%, 4/15/33	650,000	651,097
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.249%, 4/20/34 (Cayman Islands)	250,000	250,233
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.255%, 7/18/34 (Cayman Islands)	250,000	250,179
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.196%, 4/15/34 (Cayman Islands)	500,000	500,232
Balboa Bay Loan Funding, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.35%), 1.484%, 1/20/32	595,000	597,200
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/31	250,000	249,775
Canyon Capital CLO, Ltd. 144A FRB Ser. 19-2A, Class A, (BBA LIBOR USD 3 Month + 1.37%), 1.496%, 10/15/32	250,000	250,077
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 1.159%, 4/30/31	408,000	408,299
Carlyle US CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.00%), 1.134%, 4/20/31	250,000	250,081
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (BBA LIBOR USD 3 Month + 1.11%), 1.244%, 4/20/32 (Cayman Islands)	277,000	277,309
Cedar Funding II CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (BBA LIBOR USD 3 Month + 1.08%), 1.214%, 4/20/34	539,000	539,503
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 20-29A, Class A1N, (BBA LIBOR USD 3 Month + 1.70%), 1.834%, 7/20/31	159,000	159,350
Crestline Denali CLO XVII, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.06%), 1.186%, 10/15/31 (Cayman Islands)	275,000	275,015
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/29	500,000	500,018
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 4/20/34	304,000	304,330
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.366%, 4/15/33 (Cayman Islands)	350,000	350,935
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.267%, 10/20/34 (Cayman Islands)	250,000	250,874
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.326%, 4/16/34 (Cayman Islands)	387,000	387,838
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 19-5A, Class A, (BBA LIBOR USD 3 Month + 1.30%), 1.434%, 10/20/32	250,000	250,000
Golub Capital Partners 48 LP 144A FRB Ser. 20-48A, Class A1, (BBA LIBOR USD 3 Month + 1.31%), 1.444%, 4/17/33	250,000	250,331
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.16%), 1.285%, 1/27/31 (Cayman Islands)	502,000	502,121
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/31 (Cayman Islands)	249,053	248,951
HalseyPoint CLO 3, Ltd. 144A FRB Ser. 20-3A, Class A1A, (BBA LIBOR USD 3 Month + 1.45%), 1.579%, 11/30/32 (Cayman Islands)	527,000	528,728
Kayne CLO 6, Ltd. 144A FRB Ser. 19-6A, Class A1, (BBA LIBOR USD 3 Month + 1.38%), 1.514%, 1/20/33	250,000	250,186

Dynamic Asset Allocation Growth Fund 75

COLLATERALIZED LOAN OBLIGATIONS (0.6%)* cont.	Principal amount	Value
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A, (BBA LIBOR USD 3 Month + 0.75%), 0.876%, 4/15/29	$342,013	$342,026
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	250,000	249,997
Northwoods Capital XVII, Ltd. 144A FRB Ser. 18-17A, Class A, (BBA LIBOR USD 3 Month + 1.06%), 1.198%, 4/22/31 (Cayman Islands)	250,000	249,512
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 7/15/34 (Cayman Islands)	322,000	322,231
OCP CLO, Ltd. 144A FRB Ser. 21-19A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 10/20/34 (Cayman Islands)	250,000	250,730
OZLM IX, Ltd. 144A FRB Ser. 18-9A, Class A1AR, (BBA LIBOR USD 3 Month + 1.28%), 1.414%, 10/20/31 (Cayman Islands)	563,857	563,857
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD 3 Month + 1.25%), 1.379%, 10/30/30	544,053	544,182
Palmer Square Loan Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 0.80%), 0.928%, 10/15/29 (Cayman Islands) ##	444,000	444,000
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.226%, 1/15/34	316,000	316,489
Riserva CLO, Ltd. 144A FRB Ser. 21-3A, Class ARR, (BBA LIBOR USD 3 Month + 1.06%), 1.194%, 1/18/34 (Cayman Islands)	250,000	249,624
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD 3 Month + 1.36%), 1.486%, 1/15/36	362,000	363,084
Shackleton CLO, Ltd. 144A FRB Ser. 20-11A, Class AR, (BBA LIBOR USD 3 Month + 1.09%), 1.215%, 8/15/30 (Cayman Islands)	305,000	305,143
Signal Peak CLO 8, Ltd. 144A FRB Ser. 20-8A, Class A, (BBA LIBOR USD 3 Month + 1.27%), 1.404%, 4/20/33 (Cayman Islands)	336,000	336,713
Sound Point CLO II, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.07%), 1.195%, 1/26/31 (Cayman Islands)	330,000	330,204
Sound Point CLO XXIX, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.21%, 4/25/34 (Cayman Islands)	373,000	373,233
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.298%, 7/20/34 (Cayman Islands)	322,000	322,115
Trinitas CLO XVI, Ltd. 144A FRB Ser. 21-16A, Class A1, (BBA LIBOR USD 3 Month + 1.18%), 1.314%, 7/20/34 (Cayman Islands)	824,000	825,803
Vibrant CLO VIII, Ltd. 144A FRB Ser. 18-8A, Class A1A, (BBA LIBOR USD 3 Month + 1.14%), 1.274%, 1/20/31 (Cayman Islands)	400,000	400,001
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD 3 Month + 0.97%), 1.095%, 4/25/31	250,000	250,295
Wellfleet CLO, Ltd. 144A FRB Ser. 18-2A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 10/20/31 (Cayman Islands)	250,000	250,009
York CLO-4, Ltd. 144A FRB Ser. 20-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/32 (Cayman Islands)	350,000	350,175
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.616%, 7/15/32	549,000	549,696
Total collateralized loan obligations (cost $19,306,637)		$19,292,955

76 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.3%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)	$330,000	$313,077
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	454,000	469,322
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	300,000	318,750
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	517,000	581,625
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	925,000	1,049,884
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	690,000	777,965
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	285,000	296,399
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)	785,000	829,156
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)	350,000	372,750
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	540,000	661,473
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	320,000	367,577
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,051,000	1,228,682
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	230,000	259,038
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	230,000	254,727
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)	369,000	392,638
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	900,000	939,375
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	360,000	377,106
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	200,000	192,946
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	240,000	358,450
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †	460,000	49,450
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †	745,000	80,088
Total foreign government and agency bonds and notes (cost $9,851,519)		$10,170,478

ASSET-BACKED SECURITIES (0.3%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$510,000	$510,663
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.986%, 10/25/53	243,000	243,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.886%, 11/25/53	146,000	146,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 4/25/55	387,000	387,000

Dynamic Asset Allocation Growth Fund 77

ASSET-BACKED SECURITIES (0.3%)* cont.	Principal amount	Value
MRA Issuance Trust 144A
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.836%, 2/16/22	$636,000	$636,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.834%, 2/16/22	488,000	488,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	556,000	556,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.586%, 3/8/22	549,000	549,000
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.286%, 8/15/22	783,000	783,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	622,000	622,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%), 1.236%, 10/15/21	777,000	777,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	636,000	637,270
MSG III Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 6/25/54	150,000	150,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 5/25/55	215,000	215,257
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 2/25/55	272,000	272,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.883%, 4/25/22	646,000	646,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	646,000	646,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 3/25/54	404,000	404,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.736%, 1/26/54	404,000	404,000
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.535%, 3/25/22 W	264,692	265,635
Ser. 21-1, Class A1, 2.24%, 6/25/24	150,000	150,132
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 0.686%, 1/25/46	433,129	432,609
Total asset-backed securities (cost $9,916,233)		$9,920,566

SENIOR LOANS (0.3%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 4/1/28	$174,563	$174,489
Alpha 3 BV bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	139,650	139,446
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 4/22/26	223,548	206,907
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	110,000	113,682
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	188,575	189,003
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	327,525	325,684

78 Dynamic Asset Allocation Growth Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.334%, 1/30/29	$140,000	$139,265
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 7/31/27	94,762	93,317
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	284,288	283,341
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	421,300	417,277
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/3/24	161,212	157,760
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/30/26	169,042	168,196
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	388,050	386,595
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	85,729	85,714
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	240,000	240,074
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	120,000	123,150
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	188,100	188,015
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	481,363	482,807
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	184,075	184,635
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	147,114	147,040
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	84,363	84,468
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	264,338	264,636
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	149,250	149,531
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	403,988	404,618
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	269,325	271,345
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 6/30/25	197,192	196,946
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	280,000	280,526
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	352,112	352,334
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	170,000	146,625
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	114,742	111,013
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	119,700	119,152
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	221,915	222,019

Dynamic Asset Allocation Growth Fund 79

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 8.50%), 8.584%, 6/26/26	$150,000	$149,720
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.084%, 6/26/25	395,971	395,766
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.832%, 10/1/25	154,224	153,106
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	332,230	325,965
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	119,700	119,866
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	228,850	230,255
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.833%, 3/2/27	669,838	665,370
Total senior loans (cost $8,835,760)		$8,889,658

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,708	$2,763,631
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	2,747	3,106,225
Total convertible preferred stocks (cost $4,593,022)		$5,869,856

INVESTMENT COMPANIES (0.1%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF S	64,320	$3,972,403
Total investment companies (cost $4,017,801)		$3,972,403

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	$61,611,886	GBP	45,726,500	$361,477
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.16	62,352,011	EUR	53,828,300	353,411
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.16	62,352,011	EUR	53,828,300	414,703
UBS AG
NZD/USD (Put)	Nov-21/0.68	46,090,942	NZD	66,764,600	314,018
Total purchased options outstanding (cost $1,368,838)					$1,443,609

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$129,938
fuboTV, Inc. 144A cv. sr. unsec. notes 3.25%, 2/15/26	105,000	95,030
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	280,000	247,800
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	106,000	89,919
Total convertible bonds and notes (cost $503,260)		$562,687

80 Dynamic Asset Allocation Growth Fund

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,400	$16,590
Total warrants (cost $6,931)				$16,590

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	489	$12,342
Total preferred stocks (cost $12,225)		$12,342

SHORT-TERM INVESTMENTS (13.6%)*		Principal amount/ shares	Value
Barclays Bank PLC commercial paper 0.100%, 11/12/21		$15,000,000	$14,998,026
National Australia Bank, Ltd. commercial paper 0.080%, 12/1/21		14,000,000	13,998,289
Nationwide Building Society commercial paper 0.070%, 10/8/21		15,000,000	14,999,762
Nestle Finance International, Ltd. commercial paper 0.055%, 10/12/21		10,000,000	9,999,821
NRW.Bank commercial paper 0.050%, 10/8/21		15,000,000	14,999,801
Putnam Cash Collateral Pool, LLC 0.09% [d]	Shares	30,676,305	30,676,305
Putnam Short Term Investment Fund Class P 0.08% L	Shares	253,452,744	253,452,744
Societe Generale SA commercial paper 0.080%, 11/12/21		$15,000,000	14,998,763
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	2,437,000	2,437,000
Swedbank AB commercial paper 0.060%, 10/6/21		$15,000,000	14,999,850
U.S. Treasury Bills 0.049%, 3/24/22 ∆ §		3,500,000	3,499,197
U.S. Treasury Bills 0.044%, 10/14/21 # ∆ §		5,600,000	5,599,944
U.S. Treasury Bills 0.043%, 3/3/22 # ∆ §		1,682,001	1,681,687
U.S. Treasury Bills 0.042%, 2/10/22 # ∆ §		1,500,000	1,499,752
U.S. Treasury Bills 0.041%, 3/17/22 # ∆ §		10,300,000	10,297,730
U.S. Treasury Bills 0.037%, 4/21/22 ∆		600,000	599,833
U.S. Treasury Bills 0.036%, 10/7/21 # ∆		700,000	699,996
U.S. Treasury Bills 0.027%, 10/5/21 # ∆ §		7,500,000	7,499,982
Total short-term investments (cost $416,938,866)			$416,938,482

TOTAL INVESTMENTS
Total investments (cost $2,526,464,309)	$3,216,464,188

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound
NZD	New Zealand Dollar
USD /$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
CVR	Contingent Value Rights
DAC	Designated Activity Company
ETF	Exchange Traded Fund

Dynamic Asset Allocation Growth Fund 81

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $3,062,399,843.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $83,253, or less than 0.1% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $13,165,654 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $7,283,611 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $10,400,185 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

82 Dynamic Asset Allocation Growth Fund

F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $233,601,593 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	74.7%	Sweden	0.9%
United Kingdom	3.8	South Korea	0.8
Japan	3.1	Taiwan	0.7
France	2.2	Ireland	0.6
Switzerland	1.9	Hong Kong	0.6
Germany	1.8	Canada	0.6
China	1.3	Netherlands	0.6
Australia	1.2	Other	4.2
India	1.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $1,042,279,633)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	10/20/21	$10,348,093	$10,079,046	$(269,047)
	British Pound	Buy	12/15/21	3,993,023	4,106,936	(113,913)
	Canadian Dollar	Sell	10/20/21	3,874,115	3,895,591	21,476
	Euro	Buy	12/15/21	15,677,805	16,095,535	(417,730)
	Hong Kong Dollar	Buy	11/17/21	1,544,382	1,544,935	(553)
	Japanese Yen	Buy	11/17/21	12,543,050	12,666,764	(123,714)

Dynamic Asset Allocation Growth Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $1,042,279,633) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
	New Zealand Dollar	Sell	10/20/21	$12,840,111	$12,949,151	$109,040
	Swedish Krona	Buy	12/15/21	2,891,861	2,964,889	(73,028)
	Swiss Franc	Sell	12/15/21	56,007	90,881	34,874
Barclays Bank PLC
	Australian Dollar	Sell	10/20/21	6,225,572	6,292,846	67,274
	British Pound	Buy	12/15/21	1,896,389	1,898,713	(2,324)
	Canadian Dollar	Sell	10/20/21	1,485,982	1,502,593	16,611
	Euro	Sell	12/15/21	1,677,918	1,646,246	(31,672)
	Hong Kong Dollar	Sell	11/17/21	86,591	86,625	34
	Japanese Yen	Buy	11/17/21	3,502,134	3,499,669	2,465
	New Zealand Dollar	Sell	10/20/21	4,069,751	4,098,425	28,674
	Swedish Krona	Buy	12/15/21	3,669,040	3,736,505	(67,465)
	Swiss Franc	Sell	12/15/21	11,634,856	11,817,575	182,719
Citibank, N.A.
	Australian Dollar	Buy	10/20/21	1,505,783	1,659,054	(153,271)
	British Pound	Sell	12/15/21	6,058,394	6,233,825	175,431
	Canadian Dollar	Buy	10/20/21	8,681,173	8,722,064	(40,891)
	Chinese Yuan (Offshore)	Sell	11/17/21	6,422,960	6,360,235	(62,725)
	Danish Krone	Sell	12/15/21	1,571,629	1,608,802	37,173
	Euro	Buy	12/15/21	12,541,920	12,837,787	(295,867)
	Hong Kong Dollar	Sell	11/17/21	754,449	754,716	267
	Japanese Yen	Buy	11/17/21	7,809,516	7,854,495	(44,979)
	New Zealand Dollar	Sell	10/20/21	10,865,809	10,979,883	114,074
	Swiss Franc	Sell	12/15/21	6,156,853	6,216,976	60,123
Credit Suisse International
	Australian Dollar	Buy	10/20/21	88,567	79,523	9,044
	British Pound	Sell	12/15/21	13,344,260	13,699,960	355,700
	Canadian Dollar	Sell	10/20/21	2,386,002	2,412,491	26,489
	Euro	Sell	12/15/21	4,009,646	4,106,203	96,557
	New Zealand Dollar	Buy	10/20/21	3,943,428	4,020,564	(77,136)
Goldman Sachs International
	Australian Dollar	Sell	10/20/21	14,334,475	15,014,536	680,061
	British Pound	Buy	12/15/21	28,239,670	29,170,750	(931,080)
	Canadian Dollar	Buy	10/20/21	24,138,950	24,081,585	57,365
	Chinese Yuan (Offshore)	Buy	11/17/21	30,792,598	30,550,624	241,974
	Euro	Buy	12/15/21	35,365,256	36,135,230	(769,974)
	Hong Kong Dollar	Buy	11/17/21	1,493,673	1,494,229	(556)
	Japanese Yen	Buy	11/17/21	6,804,906	7,156,134	(351,228)
	New Zealand Dollar	Sell	10/20/21	6,633,424	6,627,463	(5,961)
	Norwegian Krone	Sell	12/15/21	13,437,053	13,561,669	124,616
	Swedish Krona	Buy	12/15/21	13,871,090	14,126,188	(255,098)
	Swiss Franc	Buy	12/15/21	935,449	886,760	48,689

84 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $1,042,279,633) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/20/21	$11,796,616	$12,054,349	$(257,733)
	Australian Dollar	Sell	10/20/21	11,825,825	11,974,005	148,180
	British Pound	Sell	12/15/21	6,025,245	6,193,111	167,866
	Canadian Dollar	Buy	10/20/21	3,405,473	3,455,400	(49,927)
	Chinese Yuan (Offshore)	Buy	11/17/21	14,656,812	14,515,214	141,598
	Euro	Buy	12/15/21	9,058,942	9,281,485	(222,543)
	Hong Kong Dollar	Sell	11/17/21	5,379,102	5,381,022	1,920
	Japanese Yen	Sell	11/17/21	1,632,499	1,646,062	13,563
	New Zealand Dollar	Sell	10/20/21	4,115,518	4,144,128	28,610
	Swiss Franc	Sell	12/15/21	3,947,442	4,023,337	75,895
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/20/21	12,991,944	13,267,767	(275,823)
	British Pound	Buy	12/15/21	3,119,415	3,383,839	(264,424)
	Canadian Dollar	Buy	10/20/21	7,832,391	7,882,326	(49,935)
	Euro	Sell	12/15/21	11,839,037	12,146,998	307,961
	Japanese Yen	Sell	11/17/21	15,016,001	15,122,119	106,118
	New Zealand Dollar	Buy	10/20/21	29,206,576	29,442,612	(236,036)
	Norwegian Krone	Buy	12/15/21	2,601,122	2,651,667	(50,545)
	Singapore Dollar	Buy	11/17/21	2,519,956	2,531,781	(11,825)
	South Korean Won	Sell	11/17/21	7,982,610	8,336,013	353,403
	Swedish Krona	Buy	12/15/21	3,714,131	3,740,939	(26,808)
	Swiss Franc	Sell	12/15/21	7,526,488	7,669,784	143,296
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/20/21	20,238,820	20,519,095	(280,275)
	British Pound	Buy	12/15/21	21,478,536	22,023,640	(545,104)
	Canadian Dollar	Sell	10/20/21	4,030,357	4,093,481	63,124
	Euro	Buy	12/15/21	11,755,395	12,054,913	(299,518)
	Japanese Yen	Buy	11/17/21	6,677,255	6,751,998	(74,743)
	New Zealand Dollar	Sell	10/20/21	15,479,924	15,434,533	(45,391)
	Norwegian Krone	Buy	12/15/21	8,682,247	8,690,023	(7,776)
	Swedish Krona	Buy	12/15/21	21,241,505	21,649,045	(407,540)
	Swiss Franc	Sell	12/15/21	1,126,366	1,136,072	9,706
NatWest Markets PLC
	Australian Dollar	Buy	10/20/21	17,928,198	18,213,133	(284,935)
	British Pound	Buy	12/15/21	3,726,345	3,806,515	(80,170)
	Canadian Dollar	Sell	10/20/21	4,397,707	4,444,303	46,596
	Euro	Sell	12/15/21	28,099,889	28,780,201	680,312
	Hong Kong Dollar	Sell	11/17/21	732,261	732,525	264
	Japanese Yen	Sell	11/17/21	2,293,647	2,312,545	18,898
	New Zealand Dollar	Sell	10/20/21	15,124,424	15,280,237	155,813
	Norwegian Krone	Buy	12/15/21	4,345,713	4,347,353	(1,640)
	Swedish Krona	Buy	12/15/21	1,871,308	1,906,018	(34,710)
	Swiss Franc	Sell	12/15/21	1,745,556	1,779,000	33,444

Dynamic Asset Allocation Growth Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $1,042,279,633) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/20/21	$11,060,678	$11,176,076	$115,398
	British Pound	Sell	12/15/21	18,750,445	19,108,925	358,480
	Canadian Dollar	Buy	10/20/21	12,808,479	12,638,992	169,487
	Chinese Yuan (Offshore)	Sell	11/17/21	16,606,881	16,445,033	(161,848)
	Euro	Buy	12/15/21	6,628,723	6,952,490	(323,767)
	Hong Kong Dollar	Sell	11/17/21	12,282,776	12,286,717	3,941
	Japanese Yen	Sell	11/17/21	43,916,315	44,029,194	112,879
	New Zealand Dollar	Buy	10/20/21	3,504,126	3,374,005	130,121
	Norwegian Krone	Sell	12/15/21	2,315,627	2,318,472	2,845
	Swedish Krona	Sell	12/15/21	3,168,862	3,227,189	58,327
	Swiss Franc	Sell	12/15/21	2,427,418	2,520,855	93,437
Toronto-Dominion Bank
	Australian Dollar	Buy	10/20/21	3,985,298	4,065,548	(80,250)
	British Pound	Sell	12/15/21	817,416	936,033	118,617
	Canadian Dollar	Sell	10/20/21	1,363,768	1,360,132	(3,636)
	Chinese Yuan (Offshore)	Sell	11/17/21	14,534,022	14,391,296	(142,726)
	Euro	Buy	12/15/21	1,020,509	1,045,119	(24,610)
	Hong Kong Dollar	Sell	11/17/21	9,802,797	9,806,094	3,297
	Japanese Yen	Buy	11/17/21	14,280,926	14,399,502	(118,576)
	New Zealand Dollar	Sell	10/20/21	6,840,167	6,912,381	72,214
	Norwegian Krone	Buy	12/15/21	13,052,700	13,185,547	(132,847)
	Swedish Krona	Sell	12/15/21	2,487,857	2,482,241	(5,616)
UBS AG
	Australian Dollar	Buy	10/20/21	1,573,383	1,539,181	34,202
	British Pound	Sell	12/15/21	13,357,735	13,638,242	280,507
	Canadian Dollar	Buy	10/20/21	7,309,984	7,297,265	12,719
	Euro	Buy	12/15/21	9,999,406	10,231,851	(232,445)
	Hong Kong Dollar	Sell	11/17/21	2,314,427	2,315,265	838
	Japanese Yen	Buy	11/17/21	1,821,036	1,933,981	(112,945)
	New Zealand Dollar	Sell	10/20/21	9,688,655	9,719,244	30,589
	Norwegian Krone	Sell	12/15/21	10,657,994	10,745,361	87,367
	Swedish Krona	Buy	12/15/21	1,905,004	1,933,906	(28,902)
	Swiss Franc	Sell	12/15/21	12,703,496	12,947,499	244,003
WestPac Banking Corp.
	Australian Dollar	Sell	10/20/21	5,677,252	5,869,009	191,757
	British Pound	Buy	12/15/21	1,197,557	1,229,423	(31,866)
	Canadian Dollar	Sell	10/20/21	668,936	676,436	7,500
	Euro	Sell	12/15/21	593,605	607,994	14,389
	Hong Kong Dollar	Buy	11/17/21	747,396	747,668	(272)
	Japanese Yen	Buy	11/17/21	14,173,838	14,290,397	(116,559)
	New Zealand Dollar	Sell	10/20/21	5,737,703	5,771,811	34,108
Unrealized appreciation						7,164,319
Unrealized (depreciation)						(9,112,478)
Total						$(1,948,159)
* The exchange currency for all contracts listed is the United States Dollar.

86 Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	348	$39,694,429	$39,445,800	Dec-21	$(1,749,025)
MSCI Emerging Markets Index (Long)	112	7,017,343	6,975,360	Dec-21	(294,422)
NASDAQ 100 Index E-Mini (Long)	44	12,920,600	12,920,600	Dec-21	(817,265)
Russell 2000 Index E-Mini (Long)	1,358	149,676,859	149,434,320	Dec-21	(3,013,653)
S&P 500 Index E-Mini (Long)	274	59,013,298	58,879,176	Dec-21	(2,816,602)
S&P 500 Index E-Mini (Short)	510	109,842,270	109,592,625	Dec-21	5,241,092
S&P Mid Cap 400 Index E-Mini (Long)	2	528,108	526,640	Dec-21	(15,662)
U.S. Treasury Bond 30 yr (Long)	102	16,240,313	16,240,313	Dec-21	(315,651)
U.S. Treasury Bond Ultra 30 yr (Long)	169	32,289,563	32,289,563	Dec-21	(883,946)
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,146,375	1,146,375	Dec-21	31,445
U.S. Treasury Note 2 yr (Long)	282	62,055,422	62,055,422	Dec-21	(41,892)
U.S. Treasury Note 2 yr (Short)	266	58,534,547	58,534,547	Dec-21	32,651
U.S. Treasury Note 5 yr (Long)	482	59,161,735	59,161,735	Dec-21	(288,350)
U.S. Treasury Note 5 yr (Short)	2,085	255,917,462	255,917,462	Dec-21	1,236,472
U.S. Treasury Note 10 yr (Long)	258	33,955,219	33,955,219	Dec-21	(367,346)
U.S. Treasury Note Ultra 10 yr (Long)	6	871,500	871,500	Dec-21	(12,208)
U.S. Treasury Note Ultra 10 yr (Short)	641	93,105,250	93,105,250	Dec-21	1,296,930
Unrealized appreciation					7,838,590
Unrealized (depreciation)					(10,616,022)
Total					$(2,777,432)

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $399,273)
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.30	$61,611,886	GBP	45,726,500	$96,053
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.14	62,352,011	EUR	53,828,300	92,219
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.15	62,352,011	EUR	53,828,300	152,513
UBS AG
NZD/USD (Put)	Nov-21/0.66	46,090,942	NZD	66,764,600	103,013
Total					$443,798

TBA SALE COMMITMENTS OUTSTANDING at 9/30/21 (proceeds receivable $72,726,230)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.00%, 10/1/51	$7,000,000	10/14/21	$7,325,658
Uniform Mortgage-Backed Securities, 2.50%, 10/1/51	33,000,000	10/14/21	34,027,385
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	12,000,000	11/10/21	12,008,718
Uniform Mortgage-Backed Securities, 2.00%, 10/1/51	19,000,000	10/14/21	19,048,688
Total			$72,410,449

Dynamic Asset Allocation Growth Fund 87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$73,257,000	$438,077	$87,033	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(819,910)
32,802,000	302,762 E	(353,680)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(50,917)
12,027,000	111,009 E	129,571	12/15/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	18,562
45,557,000	77,447 E	80,940	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	3,494
59,521,000	1,254,703 E	1,444,365	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	189,661
2,920,000	134,670 E	(129,644)	12/15/51	1.65% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	5,027
8,784,000	405,118 E	389,941	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	(15,177)
Total		$1,648,526	$(669,260)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$123,571,113	$123,571,113	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.50%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$(4,495)
120,677,507	120,677,507	—	12/15/25	1 month USD-LIBOR-BBA minus 0.15% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(21,533)
991,053	991,973	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Abbvie Inc. — Monthly	752
2,222,253	2,014,336	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Agilent Technologies, Inc. — Monthly	(208,292)
555,359	541,407	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Amgen Inc — Monthly	(14,046)
242,509	234,963	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Astellas Pharma Inc. — Monthly	(4,715)

88 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$946,723	$1,007,266	$—	12/15/25	(1 month USD-LIBOR-BBA) — Monthly	AstraZeneca PLC — Monthly	$60,512
743,378	796,464	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Astrazeneca Plc — Monthly	52,961
744,673	756,769	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bayer AG- Reg — Monthly	11,970
836,890	791,523	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Biogen Inc. — Monthly	(45,509)
742,822	708,916	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bristol-Myers Squibb Co. — Monthly	(28,161)
718,806	678,603	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	CSL Ltd. — Monthly	(36,513)
73,785	78,993	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Dajichi Sankyo Co Ltd. — Monthly	5,517
374,413	369,674	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Eisai Co Ltd. — Monthly	(1,638)
578,248	571,618	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eli Lilly & Co. — Monthly	(6,728)
223,220	196,587	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eurofins Scientific — Monthly	(26,671)
218,272	205,735	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Galapagos NV — Monthly	(12,574)
632,636	615,798	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Gilead Sciences Inc — Monthly	(10,686)
1,052,165	1,027,564	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Glaxosmithkline Plc — Monthly	(10,549)
138,917	136,667	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Grifols Sa — Monthly	(2,273)
204,101	205,188	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	H Lundbeck A/S — Monthly	1,053
301,147	292,532	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Hikma Pharmaceuticals PLC — Monthly	(7,066)

Dynamic Asset Allocation Growth Fund 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$344,971	$325,043	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Hisamitsu Pharmaceutical Co — Monthly	$(17,043)
1,398,677	1,261,041	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Illumina Inc — Monthly	(137,872)
151,286	141,687	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Incyte Corp — Monthly	(9,625)
1,309,783	1,304,843	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ipsen — Monthly	(5,162)
2,105,631	1,950,814	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	IQVIA Holdings, Inc. — Monthly	(155,173)
1,131,473	1,104,660	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Johnson & Johnson — Monthly	(27,004)
1,077,879	1,111,928	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck & Co. Inc. — Monthly	43,490
2,290,962	2,135,882	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck Kgaa — Monthly	(155,467)
2,237,128	1,973,757	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Mettler-Toledo International — Monthly	(263,749)
92,454	89,096	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Novartis Ag-Reg — Monthly	(3,374)
49,804	48,431	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Organon & Co. — Monthly	(1,382)
35,818	34,911	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Orion Oyj-Class B — Monthly	(914)
2,150,342	1,994,395	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perkinelmer Inc. — Monthly	(156,310)
909,420	954,599	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perrigo Co Plc — Monthly	49,866
1,559,697	1,498,382	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Pfizer, Inc. — Monthly	(61,578)
51,457	49,559	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Recordati Industria Chemica — Monthly	(1,906)

90 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$128,444	$119,220	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Regeneron Pharmaceuticals — Monthly	$(9,245)
944,650	945,800	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sanofi — Monthly	990
1,163,050	1,035,987	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sartorius Stedim Biotech — Monthly	(127,259)
400,682	400,004	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Shionogi & Co Ltd — Monthly	1,839
991,778	943,351	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Sumitomo Dajnippon Pharma Co. — Monthly	(42,646)
761,762	739,797	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Taisho Pharmaceutical Holdin — Monthly	(17,000)
414,795	403,641	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Takeda Pharmaceutical Co Ltd — Monthly	(2,384)
557,405	605,253	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Teva Pharmaceutical-Sp Adr — Monthly	47,754
1,802,035	1,828,827	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Thermo Fisher Scientific Inc — Monthly	27,320
205,432	214,408	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ucb Sa — Monthly	8,941
28,140	27,027	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vertex Pharmaceuticals Inc — Monthly	(1,118)
899,919	888,121	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Viatris, Inc. — Monthly	(11,950)
485,308	465,221	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vifor Pharma AG — Monthly	(20,169)
2,522,155	2,198,824	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Waters Corp. — Monthly	(323,757)
1,685,933	1,604,761	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Zoetis, Inc. — Monthly	(81,457)

Dynamic Asset Allocation Growth Fund 91

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
$39,696,724	$38,537,558	$—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	$(1,027,689)
Upfront premium received		—		Unrealized appreciation		312,965
Upfront premium (paid)		—		Unrealized (depreciation)		(3,102,682)
Total		$—		Total	$(2,789,717)
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Sonic Healthcare, Ltd. (Australia)	Health care	20,525	$603,347	0.49%
Electronic Arts, Inc.	Technology	4,187	595,602	0.48%
Roku, Inc.	Technology	1,901	595,594	0.48%
Nintendo Co., Ltd. (Japan)	Consumer cyclicals	1,220	595,360	0.48%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	17,478	593,234	0.48%
Marubeni Corp. (Japan) (Japan)	Conglomerates	70,610	592,060	0.48%
Take-Two Interactive Software, Inc.	Technology	3,828	589,825	0.48%
Veeva Systems, Inc. Class A	Technology	2,046	589,496	0.48%
AtoS SE (France)	Technology	11,026	589,409	0.48%
Roche Holding AG (Switzerland)	Health care	1,604	588,369	0.48%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	9,548	586,134	0.47%
CyberAgent, Inc. (Japan)	Consumer cyclicals	30,110	585,993	0.47%
Nitori Holdings Co., Ltd. (Japan)	Consumer cyclicals	2,950	585,958	0.47%
Netflix, Inc.	Consumer staples	960	585,888	0.47%
Merck & Co., Inc.	Health care	7,796	585,522	0.47%
Newcrest Mining, Ltd. (Australia)	Basic materials	35,681	584,015	0.47%
Aegon NV (Netherlands)	Financials	112,796	583,646	0.47%
Bank Leumi Le-Israel BM (Israel)	Financials	68,442	583,595	0.47%
MSCI, Inc.	Technology	959	583,344	0.47%
Royal Dutch Shell PLC Class A (United Kingdom)	Energy	26,158	583,311	0.47%
DSV A/S (Denmark)	Transportation	2,431	583,293	0.47%
Brenntag AG (Germany)	Basic materials	6,243	582,713	0.47%
Bank Hapoalim MB (Israel)	Financials	65,882	582,400	0.47%
Kirin Holdings Co., Ltd. (Japan) (Japan)	Consumer staples	31,232	582,294	0.47%
Repsol SA (Spain)	Energy	44,432	581,488	0.47%
GlaxoSmithKline PLC (United Kingdom)	Health care	30,742	581,391	0.47%
FactSet Research Systems, Inc.	Consumer cyclicals	1,472	581,298	0.47%
Valeo (France) (France)	Consumer cyclicals	20,691	581,210	0.47%
Shopify, Inc. Class A (Canada)	Technology	428	580,618	0.47%
Pinterest, Inc. Class A	Technology	11,392	580,401	0.47%
CoStar Group, Inc.	Consumer cyclicals	6,737	579,829	0.47%

92 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Moncler SpA (Italy)	Consumer cyclicals	9,439	$579,686	0.47%
Airbnb, Inc. Class A	Consumer staples	3,454	579,356	0.47%
Namco Bandai Holdings, Inc. (Japan)	Consumer cyclicals	7,660	578,127	0.47%
Magna International, Inc. (Canada)	Consumer cyclicals	7,678	577,842	0.47%
Sumitomo Chemical Co., Ltd. (Japan)	Basic materials	109,894	577,634	0.47%
Thales SA (France)	Technology	5,918	576,897	0.47%
Eiffage SA (France)	Basic materials	5,679	576,830	0.47%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	1,429	576,821	0.47%
Dropbox, Inc. Class A	Technology	19,736	576,677	0.47%
Segro PLC (United Kingdom)	Financials	35,814	576,665	0.47%
Royal Bank of Canada (Canada)	Financials	5,792	576,277	0.47%
Activision Blizzard, Inc.	Technology	7,445	576,183	0.47%
eBay, Inc.	Technology	8,269	576,107	0.47%
Athene Holding, Ltd. Class A	Financials	8,364	576,024	0.47%
Cadence Design Systems, Inc.	Technology	3,803	575,952	0.47%
DoorDash, Inc. Class A	Consumer staples	2,796	575,934	0.47%
Pfizer, Inc.	Health care	13,390	575,884	0.47%
Hologic, Inc.	Health care	7,801	575,817	0.47%
IAC/InterActiveCorp	Technology	4,416	575,385	0.47%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
AMC Entertainment Holdings, Inc. Class A	Consumer cyclicals	15,768	$600,128	0.50%
Sunrun, Inc.	Energy	13,614	599,036	0.50%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	8,374	588,682	0.49%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	17,521	582,328	0.48%
Argenx SE (Netherlands)	Health care	1,930	580,026	0.48%
Tokio Marine Holdings, Inc. (Japan)	Financials	10,720	579,962	0.48%
Trend Micro, Inc. (Japan)	Technology	10,337	577,697	0.48%
Shimano, Inc. (Japan)	Consumer cyclicals	1,951	576,881	0.48%
Cheniere Energy, Inc.	Energy	5,898	576,012	0.48%
AGC, Inc. (Japan)	Consumer cyclicals	11,071	574,978	0.48%
Canopy Growth Corp. (Canada)	Health care	41,441	574,208	0.48%
Silver Wheaton Corp. (Canada)	Basic materials	15,240	573,697	0.48%
Chugai Pharmaceutical Co., Ltd. (Japan)	Health care	15,554	573,425	0.48%
Veolia Environnement SA (France)	Utilities and power	18,708	573,391	0.48%
AXA SA (France)	Financials	20,528	572,721	0.47%
Nippon Paint Holdings Co., Ltd. (Japan)	Basic materials	52,362	572,574	0.47%
Valero Energy Corp.	Energy	8,113	572,527	0.47%
Realestate.com.au, Ltd. (Australia)	Technology	4,984	572,355	0.47%

Dynamic Asset Allocation Growth Fund 93

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
CyberArk Software, Ltd. (Israel)	Technology	3,624	$571,897	0.47%
Heineken NV (Netherlands)	Consumer staples	5,471	571,678	0.47%
Boston Beer Co., Inc. Class A	Consumer staples	1,121	571,216	0.47%
Imperial Brands PLC (United Kingdom)	Consumer staples	27,201	571,197	0.47%
Chewy, Inc. Class A	Consumer staples	8,386	571,181	0.47%
Avantor, Inc.	Health care	13,956	570,797	0.47%
Black Knight, Inc.	Technology	7,927	570,728	0.47%
PPD, Inc.	Health care	12,192	570,475	0.47%
Essity AB Class B (Sweden)	Consumer staples	18,355	570,297	0.47%
Ceridian HCM Holding, Inc.	Technology	5,062	570,064	0.47%
M3, Inc. (Japan)	Health care	7,931	569,498	0.47%
Clarivate PLC (United Kingdom)	Technology	25,988	569,130	0.47%
Konami Holdings Corp. (Japan)	Technology	9,010	569,127	0.47%
Live Nation Entertainment, Inc.	Consumer cyclicals	6,244	569,042	0.47%
Credit Suisse Group AG (Switzerland)	Financials	57,029	568,731	0.47%
Nice, Ltd. (Israel)	Communication services	2,036	568,490	0.47%
Atmos Energy Corp.	Utilities and power	6,445	568,487	0.47%
Royalty Pharma PLC Class A	Health care	15,729	568,439	0.47%
Hess Corp.	Energy	7,275	568,275	0.47%
Sumco Corp. (Japan)	Technology	28,092	568,181	0.47%
Kubota Corp. (Japan)	Capital goods	26,458	567,926	0.47%
Nutrien, Ltd. (Canada)	Basic materials	8,728	566,475	0.47%
CIE Generale Des Etablissements Michelin SCA (France)	Consumer cyclicals	3,679	565,873	0.47%
FedEx Corp.	Transportation	2,579	565,480	0.47%
Devon Energy Corp.	Energy	15,915	565,157	0.47%
Naturgy Energy Group SA (Spain)	Utilities and power	22,431	565,119	0.47%
Charter Communications, Inc. Class A	Communication services	776	564,871	0.47%
MarketAxess Holdings, Inc.	Consumer cyclicals	1,342	564,737	0.47%
ORIX Corp. (Japan)	Financials	29,782	564,622	0.47%
Catalent, Inc.	Health care	4,242	564,534	0.47%
Sumitomo Electric Industries, Ltd. (Japan)	Conglomerates	41,945	563,812	0.47%
Broadridge Financial Solutions, Inc.	Financials	3,382	563,618	0.47%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
$191,740,000	$325,958	$80,934	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(245,024)

94 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
$60,708,000	$343,607	$196,432	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(147,175)
Total		$277,366	$(392,199)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$1,367	$20,000	$5,690	5/11/63	300 bp — Monthly	$(4,313)
CMBX NA BBB−.6 Index	B+/P	2,591	43,000	12,234	5/11/63	300 bp — Monthly	(9,621)
CMBX NA BBB−.6 Index	B+/P	5,309	86,000	24,467	5/11/63	300 bp — Monthly	(19,115)
Citigroup Global Markets, Inc.
CMBX NA A.13 Index	A-/P	(115)	7,000	104	12/16/72	200 bp — Monthly	(9)
CMBX NA BB.11 Index	BB−/P	33,900	60,000	5,052	11/18/54	500 bp — Monthly	28,898
CMBX NA BB.6 Index	B-/P	39,593	266,077	119,681	5/11/63	500 bp — Monthly	(79,867)
CMBX NA BB.7 Index	B/P	22,506	441,000	148,661	1/17/47	500 bp — Monthly	(125,788)
CMBX NA BB.9 Index	B+/P	814	4,000	828	9/17/58	500 bp — Monthly	(11)
CMBX NA BB.9 Index	B+/P	9,598	47,000	9,734	9/17/58	500 bp — Monthly	(96)
CMBX NA BBB−.10 Index	BB+/P	4,364	40,000	3,500	11/17/59	300 bp — Monthly	884
CMBX NA BBB−.12 Index	BBB−/P	751	18,000	832	8/17/61	300 bp — Monthly	(72)
CMBX NA BBB−.12 Index	BBB−/P	6,659	113,000	5,221	8/17/61	300 bp — Monthly	1,495
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	3,286	79,000	3,816	1/17/47	200 bp — Monthly	(503)
CMBX NA BB.7 Index	B/P	10,567	79,000	26,631	1/17/47	500 bp — Monthly	(15,998)
CMBX NA BBB−.7 Index	BB−/P	6,165	78,000	14,095	1/17/47	300 bp — Monthly	(7,890)

Dynamic Asset Allocation Growth Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	$(8)	$13,000	$1,360	5/11/63	200 bp — Monthly	$(1,363)
CMBX NA A.6 Index	BBB+/P	136	18,000	1,883	5/11/63	200 bp — Monthly	(1,741)
CMBX NA A.6 Index	BBB+/P	(201)	25,000	2,615	5/11/63	200 bp — Monthly	(2,808)
CMBX NA A.6 Index	BBB+/P	3,488	30,000	3,138	5/11/63	200 bp — Monthly	360
CMBX NA A.6 Index	BBB+/P	3,681	31,000	3,243	5/11/63	200 bp — Monthly	449
CMBX NA A.6 Index	BBB+/P	4,203	64,000	6,694	5/11/63	200 bp — Monthly	(2,470)
CMBX NA A.6 Index	BBB+/P	3,591	69,000	7,217	5/11/63	200 bp — Monthly	(3,604)
CMBX NA A.6 Index	BBB+/P	2,258	73,000	7,636	5/11/63	200 bp — Monthly	(5,354)
CMBX NA A.6 Index	BBB+/P	6,087	101,000	10,565	5/11/63	200 bp — Monthly	(4,444)
CMBX NA A.6 Index	BBB+/P	6,226	123,000	12,866	5/11/63	200 bp — Monthly	(6,598)
CMBX NA A.6 Index	BBB+/P	10,532	123,000	12,866	5/11/63	200 bp — Monthly	(2,293)
CMBX NA A.6 Index	BBB+/P	3,958	171,000	17,887	5/11/63	200 bp — Monthly	(13,872)
CMBX NA A.6 Index	BBB+/P	11,178	217,000	22,698	5/11/63	200 bp — Monthly	(11,448)
CMBX NA A.6 Index	BBB+/P	14,249	280,000	29,288	5/11/63	200 bp — Monthly	(14,946)
CMBX NA BBB−.14 Index	BBB−/P	1,484	33,000	1,132	12/16/72	300 bp — Monthly	369
CMBX NA BBB−.6 Index	B+/P	870	11,000	3,130	5/11/63	300 bp — Monthly	(2,254)
CMBX NA BBB−.6 Index	B+/P	1,382	16,000	4,552	5/11/63	300 bp — Monthly	(3,162)
CMBX NA BBB−.6 Index	B+/P	1,355	28,000	7,966	5/11/63	300 bp — Monthly	(6,597)
CMBX NA BBB−.6 Index	B+/P	3,202	47,000	13,372	5/11/63	300 bp — Monthly	(10,146)
CMBX NA BBB−.6 Index	B+/P	3,025	58,000	16,501	5/11/63	300 bp — Monthly	(13,447)
CMBX NA BBB−.6 Index	B+/P	5,485	65,000	18,493	5/11/63	300 bp — Monthly	(12,975)
CMBX NA BBB−.6 Index	B+/P	6,329	75,000	21,338	5/11/63	300 bp — Monthly	(14,971)

96 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$12,704	$169,000	$48,081	5/11/63	300 bp — Monthly	$(35,292)
CMBX NA BBB−.7 Index	BB−/P	30,086	382,000	69,027	1/17/47	300 bp — Monthly	(38,750)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(525)	100,000	1,480	12/16/72	200 bp — Monthly	988
CMBX NA A.7 Index	BBB+/P	7,192	164,000	7,921	1/17/47	200 bp — Monthly	(675)
CMBX NA BB.10 Index	B+/P	4,092	51,000	11,914	5/11/63	500 bp — Monthly	(7,779)
CMBX NA BB.6 Index	B-/P	4,633	8,676	3,903	5/11/63	500 bp — Monthly	738
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(5,965)	400,000	5,920	12/16/72	200 bp — Monthly	89
CMBX NA A.13 Index	A-/P	(126)	21,000	311	12/16/72	200 bp — Monthly	192
CMBX NA A.6 Index	BBB+/P	3,200	32,000	3,347	5/11/63	200 bp — Monthly	(137)
CMBX NA A.6 Index	BBB+/P	3,018	34,000	3,556	5/11/63	200 bp — Monthly	(528)
CMBX NA BB.6 Index	B-/P	18,418	72,303	32,522	5/11/63	500 bp — Monthly	(14,044)
CMBX NA BB.6 Index	B-/P	36,962	144,607	65,044	5/11/63	500 bp — Monthly	(27,962)
CMBX NA BBB−.12 Index	BBB−/P	2,770	47,000	2,171	8/17/61	300 bp — Monthly	622
CMBX NA BBB−.12 Index	BBB−/P	3,091	72,000	3,326	8/17/61	300 bp — Monthly	(199)
Upfront premium received		366,355		Unrealized appreciation		35,084
Upfront premium (paid)		(6,940)		Unrealized (depreciation)		(523,142)
Total		$359,415		Total		$(488,058)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Growth Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$11,737	1/17/47	(200 bp) — Monthly	$9,854
CMBX NA BB.10 Index	(33,272)	138,000	32,237	11/17/59	(500 bp) — Monthly	(1,161)
CMBX NA BB.10 Index	(14,025)	55,000	12,848	11/17/59	(500 bp) — Monthly	(1,223)
CMBX NA BB.10 Index	(5,114)	49,000	11,446	11/17/59	(500 bp) — Monthly	6,292
CMBX NA BB.10 Index	(4,386)	40,000	9,344	11/17/59	(500 bp) — Monthly	4,925
CMBX NA BB.11 Index	(4,405)	34,000	2,863	11/18/54	(500 bp) — Monthly	(1,571)
CMBX NA BB.11 Index	(934)	18,000	1,516	11/18/54	(500 bp) — Monthly	567
CMBX NA BB.11 Index	(550)	8,000	674	11/18/54	(500 bp) — Monthly	117
CMBX NA BB.8 Index	(6,084)	47,349	16,747	10/17/57	(500 bp) — Monthly	10,624
CMBX NA BB.8 Index	(14,471)	40,585	14,471	10/17/57	(500 bp) — Monthly	—
CMBX NA BB.9 Index	(1,371)	34,000	7,041	9/17/58	(500 bp) — Monthly	5,642
CMBX NA BB.9 Index	(1,419)	22,000	4,556	9/17/58	(500 bp) — Monthly	3,118
CMBX NA BB.9 Index	(628)	16,000	3,314	9/17/58	(500 bp) — Monthly	2,672
CMBX NA BB.9 Index	(326)	9,000	1,864	9/17/58	(500 bp) — Monthly	1,519
CMBX NA BB.9 Index	(413)	4,000	828	9/17/58	(500 bp) — Monthly	412
CMBX NA BBB− .10 Index	(5,249)	22,000	1,925	11/17/59	(300 bp) — Monthly	(3,335)
CMBX NA BBB− .10 Index	(3,691)	15,000	1,313	11/17/59	(300 bp) — Monthly	(2,386)
CMBX NA BBB− .12 Index	(6,318)	28,000	1,294	8/17/61	(300 bp) — Monthly	(5,038)
CMBX NA BBB−.10 Index	(20,259)	68,000	5,950	11/17/59	(300 bp) — Monthly	(14,343)
CMBX NA BBB−.10 Index	(4,972)	39,000	3,413	11/17/59	(300 bp) — Monthly	(1,579)
CMBX NA BBB−.12 Index	(53,304)	169,000	7,808	8/17/61	(300 bp) — Monthly	(45,581)
CMBX NA BBB−.12 Index	(16,701)	50,000	2,310	8/17/61	(300 bp) — Monthly	(14,416)
CMBX NA BBB−.12 Index	(16,872)	48,000	2,218	8/17/61	(300 bp) — Monthly	(14,679)

98 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(11,982)	$34,000	$1,571	8/17/61	(300 bp) — Monthly	$(10,428)
CMBX NA BBB−.12 Index	(5,137)	27,000	1,247	8/17/61	(300 bp) — Monthly	(3,903)
CMBX NA BBB−.12 Index	(2,710)	16,000	739	8/17/61	(300 bp) — Monthly	(1,979)
CMBX NA BBB−.12 Index	(3,341)	10,000	462	8/17/61	(300 bp) — Monthly	(2,884)
CMBX NA BBB−.6 Index	(64)	1,000	285	5/11/63	(300 bp) — Monthly	220
CMBX NA BBB−.8 Index	(17,656)	113,000	14,667	10/17/57	(300 bp) — Monthly	(3,045)
CMBX NA BBB−.8 Index	(9,326)	59,000	7,658	10/17/57	(300 bp) — Monthly	(1,697)
CMBX NA BBB−.8 Index	(9,363)	59,000	7,658	10/17/57	(300 bp) — Monthly	(1,734)
CMBX NA BBB−.8 Index	(4,008)	28,000	3,634	10/17/57	(300 bp) — Monthly	(387)
CMBX NA BBB−.9 Index	(4,732)	20,000	1,546	9/17/58	(300 bp) — Monthly	(3,196)
Credit Suisse International
CMBX NA BB.10 Index	(13,476)	101,000	23,594	11/17/59	(500 bp) — Monthly	10,034
CMBX NA BB.10 Index	(11,892)	100,000	23,360	11/17/59	(500 bp) — Monthly	11,385
CMBX NA BB.10 Index	(6,588)	53,000	12,381	11/17/59	(500 bp) — Monthly	5,749
CMBX NA BB.7 Index	(8,878)	484,915	218,115	5/11/63	(500 bp) — Monthly	209,944
CMBX NA BB.7 Index	(28,223)	153,000	51,576	1/17/47	(500 bp) — Monthly	23,226
CMBX NA BB.7 Index	(8,060)	49,000	16,518	1/17/47	(500 bp) — Monthly	8,417
CMBX NA BB.8 Index	(1,402)	7,731	2,734	10/17/57	(500 bp) — Monthly	1,326
CMBX NA BB.9 Index	(6,516)	65,000	13,462	9/17/58	(500 bp) — Monthly	6,891
Goldman Sachs International
CMBX NA BB.6 Index	(716)	6,748	3,035	5/11/63	(500 bp) — Monthly	2,314
CMBX NA BB.7 Index	(6,961)	46,000	15,507	1/17/47	(500 bp) — Monthly	8,507
CMBX NA A.6 Index	(2,192)	21,000	2,197	5/11/63	(200 bp) — Monthly	—
CMBX NA BB.10 Index	(10,860)	48,000	11,213	11/17/59	(500 bp) — Monthly	313

Dynamic Asset Allocation Growth Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(86,296)	$425,000	$143,268	1/17/47	(500 bp) — Monthly	$56,617
CMBX NA BB.7 Index	(11,141)	68,000	22,923	1/17/47	(500 bp) — Monthly	11,725
CMBX NA BB.8 Index	(16,124)	44,450	15,722	10/17/57	(500 bp) — Monthly	(439)
CMBX NA BB.8 Index	(16,152)	44,450	15,722	10/17/57	(500 bp) — Monthly	(467)
CMBX NA BB.8 Index	(13,611)	38,653	13,671	10/17/57	(500 bp) — Monthly	28
CMBX NA BB.8 Index	(2,039)	17,394	6,152	10/17/57	(500 bp) — Monthly	4,098
CMBX NA BB.9 Index	(1,685)	14,000	2,899	9/17/58	(500 bp) — Monthly	1,203
CMBX NA BB.9 Index	(1,666)	14,000	2,899	9/17/58	(500 bp) — Monthly	1,222
CMBX NA BB.9 Index	(313)	3,000	621	9/17/58	(500 bp) — Monthly	306
CMBX NA BBB−.6 Index	(7,354)	147,000	41,822	5/11/63	(300 bp) — Monthly	34,394
CMBX NA BBB−.6 Index	(33,518)	123,000	34,994	5/11/63	(300 bp) — Monthly	1,415
JPMorgan Securities LLC
CMBX NA BB.17 Index	(76,876)	157,000	52,925	1/17/47	(500 bp) — Monthly	(24,082)
CMBX NA BB.8 Index	(2,478)	4,832	1,709	10/17/57	(500 bp) — Monthly	(773)
CMBX NA BBB− .10 Index	(4,618)	28,000	2,450	11/17/59	(300 bp) — Monthly	(2,182)
CMBX NA BBB−.10 Index	(16,929)	149,000	13,038	11/17/59	(300 bp) — Monthly	(3,966)
CMBX NA BBB−.10 Index	(16,057)	57,000	4,988	11/17/59	(300 bp) — Monthly	(11,098)
CMBX NA BBB−.10 Index	(14,300)	48,000	4,200	11/17/59	(300 bp) — Monthly	(10,124)
CMBX NA BBB−.12 Index	(995)	3,000	139	8/17/61	(300 bp) — Monthly	(858)
CMBX NA BBB−.6 Index	(81,844)	256,000	72,832	5/11/63	(300 bp) — Monthly	(9,140)
CMBX NA BBB−.7 Index	(96,249)	410,000	74,087	1/17/47	(300 bp) — Monthly	(22,371)
Merrill Lynch International
CMBX NA BB.10 Index	(5,519)	97,000	22,659	11/17/59	(500 bp) — Monthly	17,059
CMBX NA BB.9 Index	(1,948)	50,000	10,355	9/17/58	(500 bp) — Monthly	8,365

100 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International cont.
CMBX NA BBB− .10 Index	$(12,134)	$56,000	$4,900	11/17/59	(300 bp) — Monthly	$(7,262)
CMBX NA BBB−.9 Index	(7,966)	43,000	3,324	9/17/58	(300 bp) — Monthly	(4,663)
CMBX NA BBB−.9 Index	(4,816)	26,000	2,010	9/17/58	(300 bp) — Monthly	(2,820)
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(4,177)	41,000	7,409	1/17/47	(300 bp) — Monthly	3,211
CMBX NA BB.10 Index	(5,139)	49,000	11,446	11/17/59	(500 bp) — Monthly	6,267
CMBX NA BB.10 Index	(4,932)	21,000	4,906	11/17/59	(500 bp) — Monthly	(44)
CMBX NA BB.7 Index	(4,628)	24,000	8,090	1/17/47	(500 bp) — Monthly	3,443
CMBX NA BB.8 Index	(8,076)	22,225	7,861	10/17/57	(500 bp) — Monthly	(233)
CMBX NA BB.8 Index	(3,955)	7,731	2,734	10/17/57	(500 bp) — Monthly	(1,227)
CMBX NA BB.9 Index	(3,341)	38,000	7,870	9/17/58	(500 bp) — Monthly	4,497
CMBX NA BB.9 Index	(3,274)	27,000	5,592	9/17/58	(500 bp) — Monthly	2,295
CMBX NA BB.9 Index	(1,277)	21,000	4,349	9/17/58	(500 bp) — Monthly	3,055
CMBX NA BB.9 Index	(665)	17,000	3,521	9/17/58	(500 bp) — Monthly	2,842
CMBX NA BB.9 Index	(1,697)	14,000	2,899	9/17/58	(500 bp) — Monthly	1,190
CMBX NA BB.9 Index	(800)	13,000	2,692	9/17/58	(500 bp) — Monthly	1,882
CMBX NA BB.9 Index	(601)	8,000	1,657	9/17/58	(500 bp) — Monthly	1,049
CMBX NA BB.9 Index	(241)	6,000	1,243	9/17/58	(500 bp) — Monthly	996
CMBX NA BBB− .10 Index	(8,045)	33,000	2,888	11/17/59	(300 bp) — Monthly	(5,174)
CMBX NA BBB− .10 Index	(4,987)	23,000	2,013	11/17/59	(300 bp) — Monthly	(2,986)
CMBX NA BBB− .10 Index	(4,325)	20,000	1,750	11/17/59	(300 bp) — Monthly	(2,585)
CMBX NA BBB− .10 Index	(3,784)	16,000	1,400	11/17/59	(300 bp) — Monthly	(2,392)
CMBX NA BBB− .10 Index	(1,837)	8,000	700	11/17/59	(300 bp) — Monthly	(1,141)
CMBX NA BBB− .12 Index	(3,965)	19,000	878	8/17/61	(300 bp) — Monthly	(3,097)

Dynamic Asset Allocation Growth Fund 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB− .6 Index	$(29,669)	$94,000	$26,743	5/11/63	(300 bp) — Monthly	$(2,973)
CMBX NA BBB−.10 Index	(5,834)	46,000	4,025	11/17/59	(300 bp) — Monthly	(1,832)
CMBX NA BBB−.10 Index	(3,118)	36,000	3,150	11/17/59	(300 bp) — Monthly	14
CMBX NA BBB−.12 Index	(2,659)	8,000	370	8/17/61	(300 bp) — Monthly	(2,293)
CMBX NA BBB−.8 Index	(7,993)	63,000	8,177	10/17/57	(300 bp) — Monthly	153
CMBX NA BBB−.8 Index	(8,013)	63,000	8,177	10/17/57	(300 bp) — Monthly	133
CMBX NA BBB−.8 Index	(7,437)	48,000	6,230	10/17/57	(300 bp) — Monthly	(1,231)
CMBX NA BBB−.8 Index	(6,870)	48,000	6,230	10/17/57	(300 bp) — Monthly	(664)
CMBX NA BBB−.8 Index	(7,344)	47,000	6,101	10/17/57	(300 bp) — Monthly	(1,267)
Upfront premium received	—		Unrealized appreciation		501,527
Upfront premium (paid)	(1,071,960)		Unrealized (depreciation)		(263,949)
Total	$(1,071,960)		Total		$237,578
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized depreciation
NA HY Series 37 Index	B+/P	$(284,940)	$3,016,000	$277,170	12/20/26	500 bp — Quarterly	$(7,350)
NA IG Series 37 Index	BBB+/P	(1,833,480)	72,800,000	1,731,184	12/20/26	100 bp — Quarterly	(88,142)
Total	$(2,118,420)		$(95,492)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

102 Dynamic Asset Allocation Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$45,851,538	$51,483,206	$—
Capital goods	91,973,449	23,616,809	—
Communication services	53,231,602	16,287,011	—
Conglomerates	6,041,743	—	—
Consumer cyclicals	281,650,758	84,422,011	—
Consumer staples	106,864,545	57,010,940	—
Energy	36,918,598	33,044,522	227
Financials	216,767,599	106,198,200	—
Government	—	811,254	—
Healthcare	211,888,186	66,678,196	—
Miscellaneous	—	1,847,687	—
Technology	532,984,089	117,747,755	—
Transportation	29,949,215	12,614,980	—
Utilities and power	40,868,057	14,368,941	—
Total common stocks	1,654,989,379	586,131,512	227
Asset-backed securities	—	8,070,903	1,849,663
Collateralized loan obligations	—	19,292,955	—
Convertible bonds and notes	—	562,687	—
Convertible preferred stocks	—	5,869,856	—
Corporate bonds and notes	—	250,021,899	3
Foreign government and agency bonds and notes	—	10,170,478	—
Investment companies	3,972,403	—	—
Mortgage-backed securities	—	77,463,192	—
Preferred stocks	—	12,342	—
Purchased options outstanding	—	1,443,609	—
Senior loans	—	8,889,658	—
U.S. government and agency mortgage obligations	—	169,456,906	—
U.S. treasury obligations	—	1,311,444	—
Warrants	16,590	—	—
Short-term investments	2,437,000	414,501,482	—
Totals by level	$1,661,415,372	$1,553,198,923	$1,849,893

Dynamic Asset Allocation Growth Fund 103

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,948,159)	$—
Futures contracts	(2,777,432)	—	—
Written options outstanding	—	(443,798)	—
TBA sale commitments	—	(72,410,449)	—
Interest rate swap contracts	—	(2,317,786)	—
Total return swap contracts	—	(3,459,282)	—
Credit default contracts	—	2,484,993	—
Totals by level	$(2,777,432)	$(78,094,481)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value, including $29,757,462 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,242,335,260)	$2,932,335,139
Affiliated issuers (identified cost $284,129,049) (Notes 1 and 5)	284,129,049
Cash	50,834
Foreign currency (cost $1,325,681) (Note 1)	1,361,737
Dividends, interest and other receivables	6,290,595
Foreign tax reclaim	1,173,213
Receivable for shares of the fund sold	3,162,846
Receivable for investments sold	14,470,318
Receivable for sales of TBA securities (Note 1)	70,708,632
Receivable for variation margin on futures contracts (Note 1)	6,730,829
Receivable for variation margin on centrally cleared swap contracts (Note 1)	180,165
Unrealized appreciation on forward currency contracts (Note 1)	7,164,319
Unrealized appreciation on OTC swap contracts (Note 1)	849,576
Premium paid on OTC swap contracts (Note 1)	1,078,900
Prepaid assets	38,037
Total assets	3,329,724,189

LIABILITIES
Payable for investments purchased	21,907,801
Payable for purchases of delayed delivery securities (Note 1)	1,911,589
Payable for purchases of TBA securities (Note 1)	99,751,801
Payable for shares of the fund repurchased	9,596,583
Payable for compensation of Manager (Note 2)	1,505,952
Payable for custodian fees (Note 2)	90,379
Payable for investor servicing fees (Note 2)	588,657
Payable for Trustee compensation and expenses (Note 2)	466,195
Payable for administrative services (Note 2)	9,321
Payable for distribution fees (Note 2)	1,387,971
Payable for variation margin on futures contracts (Note 1)	7,964,309
Payable for variation margin on centrally cleared swap contracts (Note 1)	130,928
Unrealized depreciation on OTC swap contracts (Note 1)	3,889,773
Premium received on OTC swap contracts (Note 1)	366,355
Unrealized depreciation on forward currency contracts (Note 1)	9,112,478
Written options outstanding, at value (premiums $399,273) (Note 1)	443,798
TBA sale commitments, at value (proceeds receivable $72,726,230) (Note 1)	72,410,449
Collateral on securities loaned, at value (Note 1)	30,676,305
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	3,748,444
Other accrued expenses	1,365,258
Total liabilities	267,324,346

Net assets	$3,062,399,843

(Continued on next page)

Dynamic Asset Allocation Growth Fund 105

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,030,077,070
Total distributable earnings (Note 1)	1,032,322,773
Total — Representing net assets applicable to capital shares outstanding	$3,062,399,843

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,762,933,476 divided by 84,149,575 shares)	$20.95
Offering price per class A share (100/94.25 of $20.95)*	$22.23
Net asset value and offering price per class B share ($31,069,529 divided by 1,526,826 shares)**	$20.35
Net asset value and offering price per class C share ($213,419,349 divided by 11,000,541 shares)**	$19.40
Net asset value, offering price and redemption price per class P share
($323,609,334 divided by 15,201,445 shares)	$21.29
Net asset value, offering price and redemption price per class R share
($23,901,149 divided by 1,171,489 shares)	$20.40
Net asset value, offering price and redemption price per class R5 share
($15,533,519 divided by 731,920 shares)	$21.22
Net asset value, offering price and redemption price per class R6 share
($390,779,533 divided by 18,356,934 shares)	$21.29
Net asset value, offering price and redemption price per class Y share
($301,153,954 divided by 14,178,194 shares)	$21.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Growth Fund

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Dividends (net of foreign tax of $1,414,477)	$37,817,146
Interest (including interest income of $348,458 from investments in affiliated issuers) (Note 5)	16,570,103
Securities lending (net of expenses) (Notes 1 and 5)	106,959
Total investment income	54,494,208

EXPENSES
Compensation of Manager (Note 2)	17,661,798
Investor servicing fees (Note 2)	3,580,301
Custodian fees (Note 2)	355,605
Trustee compensation and expenses (Note 2)	127,152
Distribution fees (Note 2)	6,999,835
Administrative services (Note 2)	77,503
Other	796,773
Total expenses	29,598,967
Expense reduction (Note 2)	(3,175)
Net expenses	29,595,792

Net investment income	24,898,416

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $193,215) (Notes 1 and 3)	293,375,505
Foreign currency transactions (Note 1)	(187,624)
Forward currency contracts (Note 1)	(4,115,369)
Futures contracts (Note 1)	82,327,585
Swap contracts (Note 1)	3,072,680
Written options (Note 1)	(208,468)
Net increase from payments by affiliates (Note 2)	3,555
Total net realized gain	374,267,864
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments (net of foreign tax of $1,074,663)	244,838,119
Assets and liabilities in foreign currencies	41,038
Forward currency contracts	(1,942,952)
Futures contracts	(3,354,254)
Swap contracts	(2,727,481)
Written options	(873,332)
Total change in net unrealized appreciation	235,981,138

Net gain on investments	610,249,002

Net increase in net assets resulting from operations	$635,147,418

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 107

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$24,898,416	$32,546,545
Net realized gain on investments
and foreign currency transactions	374,267,864	10,012,232
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	235,981,138	174,682,699
Net increase in net assets resulting from operations	635,147,418	217,241,476
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,846,005)	(25,096,540)
Class B	—	(329,455)
Class C	—	(2,185,888)
Class P	(2,572,390)	(5,307,075)
Class R	(35,820)	(400,812)
Class R5	(101,874)	(281,724)
Class R6	(3,046,117)	(6,695,360)
Class Y	(2,062,795)	(5,732,942)
Decrease from capital share transactions (Note 4)	(285,162,845)	(227,186,588)
Total increase (decrease) in net assets	334,319,572	(55,974,908)

NET ASSETS
Beginning of year	2,728,080,271	2,784,055,179
End of year	$3,062,399,843	$2,728,080,271

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 109

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2021	$16.98	.15	3.91	4.06	(.09)	—	(.09)	$20.95	23.97	$1,762,933	1.02	.77	168
September 30, 2020	15.91	.18	1.15	1.33	(.26)	—	(.26)	16.98	8.40	1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
Class B
September 30, 2021	$16.54	—[e]	3.81	3.81	—	—	—	$20.35	23.04	$31,070	1.77	.01	168
September 30, 2020	15.49	.06	1.11	1.17	(.12)	—	(.12)	16.54	7.58	35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
Class C
September 30, 2021	$15.77	—[e]	3.63	3.63	—	—	—	$19.40	23.02	$213,419	1.77	.03	168
September 30, 2020	14.79	.06	1.07	1.13	(.15)	—	(.15)	15.77	7.63	208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
Class P
September 30, 2021	$17.25	.23	3.97	4.20	(.16)	—	(.16)	$21.29	24.45	$323,609.64		1.16	168
September 30, 2020	16.16	.25	1.17	1.42	(.33)	—	(.33)	17.25	8.82	274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
Class R
September 30, 2021	$16.52	.10	3.81	3.91	(.03)	—	(.03)	$20.40	23.68	$23,901	1.27	.52	168
September 30, 2020	15.49	.14	1.11	1.25	(.22)	—	(.22)	16.52	8.10	22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
Class R5
September 30, 2021	$17.20	.21	3.94	4.15	(.13)	—	(.13)	$21.22	24.24	$15,534.78		1.02	168
September 30, 2020	16.11	.23	1.16	1.39	(.30)	—	(.30)	17.20	8.70	13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 111

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2021	$17.25	.23	3.96	4.19	(.15)	—	(.15)	$21.29	24.41	$390,780.68		1.12	168
September 30, 2020	16.16	.25	1.16	1.41	(.32)	—	(.32)	17.25	8.79	353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
Class Y
September 30, 2021	$17.21	.21	3.95	4.16	(.13)	—	(.13)	$21.24	24.27	$301,154.77		1.03	168
September 30, 2020	16.12	.23	1.16	1.39	(.30)	—	(.30)	17.21	8.67	271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

112 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 113

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

114 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

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multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

116 Dynamic Asset Allocation Growth Fund

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

118 Dynamic Asset Allocation Growth Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

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Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,213,858 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $7,283,611 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $30,676,305 and the value of securities loaned amounted to $29,757,462.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

120 Dynamic Asset Allocation Growth Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,994,840 to increase undistributed net investment income, $236 to decrease paid-in capital and $7,994,604 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$735,178,183
Unrealized depreciation	(67,326,559)
Net unrealized appreciation	667,851,624
Undistributed ordinary income	28,039,252
Undistributed long-term gains	219,396,708
Undistributed short-term gains	118,565,781
Cost for federal income tax purposes	$2,467,740,651

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Dynamic Asset Allocation Growth Fund 121

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.582% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,555 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,490,251	Class R	33,860
Class B	50,077	Class R5	23,153
Class C	319,422	Class R6	196,404
Class P	31,461	Class Y	435,673
		Total	$3,580,301

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,175 under the expense offset arrangements.

122 Dynamic Asset Allocation Growth Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,054, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,323,049
Class B	1.00%	1.00%	346,246
Class C	1.00%	1.00%	2,213,056
Class R	1.00%	0.50%	117,484
Total			$6,999,835

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $249,740 from the sale of class A shares and received $3,790 and $6,028 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $739 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,502,736,931	$4,789,423,883
U.S. government securities (Long-term)	—	—
Total	$4,502,736,931	$4,789,423,883

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 123

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	5,202,128	$102,703,778	7,398,089	$117,956,194
Shares issued in connection with
reinvestment of distributions	405,481	7,598,716	1,476,413	24,316,526
	5,607,609	110,302,494	8,874,502	142,272,720
Shares repurchased	(12,668,600)	(247,381,553)	(14,841,415)	(235,643,269)
Net decrease	(7,060,991)	$(137,079,059)	(5,966,913)	$(93,370,549)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	13,042	$253,539	48,741	$712,414
Shares issued in connection with
reinvestment of distributions	—	—	20,240	326,473
	13,042	253,539	68,981	1,038,887
Shares repurchased	(629,188)	(12,068,869)	(841,115)	(13,069,707)
Net decrease	(616,146)	$(11,815,330)	(772,134)	$(12,030,820)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,280,037	$23,412,504	1,869,217	$27,436,983
Shares issued in connection with
reinvestment of distributions	—	—	139,132	2,139,856
	1,280,037	23,412,504	2,008,349	29,576,839
Shares repurchased	(3,486,076)	(63,876,864)	(4,192,633)	(61,784,652)
Net decrease	(2,206,039)	$(40,464,360)	(2,184,284)	$(32,207,813)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			10,283	$160,218
Shares issued in connection with
reinvestment of distributions			—	—
			10,283	160,218
Shares repurchased			(1,730,546)	(27,617,543)
Net decrease			(1,720,263)	$(27,457,325)

124 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class P	Shares	Amount	Shares	Amount
Shares sold	16,626,343	$303,630,010	6,283,996	$101,195,698
Shares issued in connection with
reinvestment of distributions	135,584	2,572,390	318,170	5,307,075
	16,761,927	306,202,400	6,602,166	106,502,773
Shares repurchased	(17,491,076)	(320,849,262)	(6,637,617)	(107,585,524)
Net decrease	(729,149)	$(14,646,862)	(35,451)	$(1,082,751)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	183,871	$3,518,075	190,079	$2,930,654
Shares issued in connection with
reinvestment of distributions	1,917	35,062	23,541	378,070
	185,788	3,553,137	213,620	3,308,724
Shares repurchased	(356,101)	(6,634,404)	(701,896)	(10,897,994)
Net decrease	(170,313)	$(3,081,267)	(488,276)	$(7,589,270)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	41,962	$842,118	55,963	$897,094
Shares issued in connection with
reinvestment of distributions	5,376	101,874	16,931	281,724
	47,338	943,992	72,894	1,178,818
Shares repurchased	(128,339)	(2,520,467)	(219,888)	(3,512,521)
Net decrease	(81,001)	$(1,576,475)	(146,994)	$(2,333,703)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,077,179	$61,134,345	6,313,068	$102,353,977
Shares issued in connection with
reinvestment of distributions	159,375	3,028,123	400,549	6,681,164
	3,236,554	64,162,468	6,713,617	109,035,141
Shares repurchased	(5,385,420)	(108,026,994)	(5,264,509)	(84,553,495)
Net increase (decrease)	(2,148,866)	$(43,864,526)	1,449,108	$24,481,646

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,974,687	$78,218,547	4,286,992	$68,986,540
Shares issued in connection with
reinvestment of distributions	104,115	1,975,065	327,852	5,462,019
	4,078,802	80,193,612	4,614,844	74,448,559
Shares repurchased	(5,657,368)	(112,828,578)	(9,252,259)	(150,044,562)
Net decrease	(1,578,566)	$(32,634,966)	(4,637,415)	$(75,596,003)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Dynamic Asset Allocation Growth Fund 125

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$26,789,133	$252,047,988	$248,160,816	$28,175	$30,676,305
Putnam Short Term
Investment Fund**	300,781,414	692,913,033	740,241,703	348,458	253,452,744
Total Short-term
investments	$327,570,547	$944,961,021	$988,402,519	$376,633	$284,129,049

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

126 Dynamic Asset Allocation Growth Fund

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$4,000
Purchased currency option contracts (contract amount)	$98,500,000
Written equity option contracts (contract amount)	$4,000
Written currency option contracts (contract amount)	$98,500,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$1,510,800,000
Centrally cleared interest rate swap contracts (notional)	$234,400,000
OTC total return swap contracts (notional)	$342,900,000
Centrally cleared total return swap contracts (notional)	$214,200,000
OTC credit default contracts (notional)	$12,300,000
Centrally cleared credit default contracts (notional)	$102,600,000
Warrants (number of warrants)	1,000

Dynamic Asset Allocation Growth Fund 127

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$3,340,457*	Payables	$855,464
Foreign exchange
contracts	Investments, Receivables	8,607,928	Payables	9,556,276
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	5,570,647*	Unrealized depreciation	11,809,311*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,034,932*	Unrealized depreciation	5,334,178*
Total		$20,553,964		$27,555,229

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$3,980,475	$3,980,475
Foreign exchange
contracts	288,705	—	(4,115,369)	—	$(3,826,664)
Equity contracts	1,092,003	89,808,096	—	10,805,779	$101,705,878
Interest rate contracts	—	(7,480,511)	—	(11,713,574)	$(19,194,085)
Total	$1,380,708	$82,327,585	$(4,115,369)	$3,072,680	$82,665,604

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$132,098	$132,098
Foreign exchange
contracts	—	456,551	—	(1,942,952)	—	$(1,486,401)
Equity contracts	12,390	—	(4,318,109)	—	(1,827,166)	$(6,132,885)
Interest rate
contracts	—	—	963,855	—	(1,032,413)	$(68,558)
Total	$12,390	$456,551	$(3,354,254)	$(1,942,952)	$(2,727,481)	$(7,555,746)

128 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 129

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$63,652	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$63,652
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	312,965	—	—	—	—	—	—	—	—	—	—	312,965
Centrally cleared total return
swap contracts§	—	—	116,513	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	116,513
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	106	—	—	—	—	1,513	—	6,372	—	—	—	—	—	7,991
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	196,282	362,007	331,864	—	—	225,752	43,062	150,571	—	—	—	—	—	1,309,538
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	6,627,391	—	—	—	—	—	—	103,438	—	—	—	—	—	—	—	6,730,829
Forward currency contracts#	165,390	297,777	—	—	387,068	—	487,790	1,152,705	577,632	910,778	—	—	72,830	935,327	1,044,915	194,128	690,225	247,754	7,164,319
Purchased options**#	361,477	—	—	—	—	—	—	353,411	—	414,703	—	—	—	—	—	—	314,018	—	1,443,609
Total Assets	$526,867	$297,777	$180,165	$6,627,391	$387,068	$196,388	$849,797	$2,150,945	$577,632	$1,325,481	$330,703	$43,062	$229,773	$935,327	$1,044,915	$194,128	$1,004,243	$247,754	$17,149,416
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	84,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	84,611
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	2,074,993	—	1,027,689	—	—	—	—	—	—	—	—	3,102,682
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	42,316	—	—	—	—	292,742	44,409	342,657	—	—	23,633	—	109,707	—	—	—	—	—	855,464
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	46,317	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	46,317
Futures contracts§	—	—	—	7,638,160	—	—	—	—	—	—	326,149	—	—	—	—	—	—	—	7,964,309
Forward currency contracts#	997,985	101,461	—	—	597,733	—	77,136	2,313,897	530,203	915,396	—	—	1,660,347	401,455	485,615	508,261	374,292	148,697	9,112,478
Written options#	96,053	—	—	—	—	—	—	92,219	—	152,513	—	—	—	—	—	—	103,013	—	443,798
Total Liabilities	$1,136,354	$101,461	$130,928	$7,638,160	$597,733	$292,742	$121,545	$4,823,766	$530,203	$2,095,598	$349,782	$—	$1,770,054	$401,455	$485,615	$508,261	$477,305	$148,697	$21,609,659
Total Financial and
Derivative Net Assets	$(609,487)	$196,316	$49,237	$(1,010,769)	$(210,665)	$(96,354)	$728,252	$(2,672,821)	$47,429	$(770,117)	$(19,079)	$43,062	$(1,540,281)	$533,872	$559,300	$(314,133)	$526,938	$99,057	$(4,460,243)

130 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 131

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total collateral
received (pledged)†##	$(403,938)	$196,316	$—	$—	$(210,665)	$(96,354)	$728,252	$(2,672,821)	$—	$(703,844)	$230,000	$43,062	$(1,540,281)	$440,000	$559,300	$(211,958)	$526,938	$—
Net amount	$(205,549)	$—	$49,237	$(1,010,769)	$—	$—	$—	$—	$47,429	$(66,273)	$(249,079)	$—	$—	$93,872	$—	$(102,175)	$—	$99,057
Controlled collateral
received (including
TBA commitments)**	$—	$255,777	$—	$237,000	$—	$—	$760,000	$—	$—	$—	$230,000	$109,910	$—	$440,000	$945,757	$—	$770,000	$—	$3,748,444
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(403,938)	$—	$—	$—	$(263,000)	$(110,978)	$—	$(3,906,220)	$—	$(703,844)	$—	$—	$(1,683,673)	$—	$—	$(211,958)	$—	$—	$(7,283,611)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $13,165,654 and $10,400,185, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $241,336,379 as a capital gain dividend with respect to the taxable year ended September 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 13.66% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 23.17%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $13,459,369 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

132 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 133

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/21

COMMON STOCKS (68.7%)*	Shares	Value
Advertising and marketing services (0.1%)
Omnicom Group, Inc.	12,400	$898,504
Publicis Groupe SA (France)	9,030	608,113
		1,506,617
Automotive (1.4%)
Ford Motor Co. †	778,000	11,016,480
General Motors Co. †	129,382	6,819,725
Porsche Automobil Holding SE (Preference) (Germany)	12,844	1,279,957
Stellantis NV (Italy)	115,379	2,207,567
Tesla, Inc. †	10,136	7,860,265
Toyota Motor Corp. (Japan)	9,000	160,994
United Rentals, Inc. †	16,108	5,652,780
Volkswagen AG (Preference) (Germany)	1,998	447,581
Volvo AB (Sweden)	80,250	1,803,003
Yamaha Motor Co., Ltd. (Japan)	80,600	2,244,288
		39,492,640
Basic materials (2.8%)
Akzo Nobel NV (Netherlands)	13,319	1,450,317
Anglo American PLC (United Kingdom)	48,572	1,675,485
Arkema SA (France)	5,675	750,706
Axalta Coating Systems, Ltd. †	56,100	1,637,559
BHP Group PLC (United Kingdom)	66,537	1,658,321
BlueScope Steel, Ltd. (Australia)	64,560	936,608
Brenntag AG (Germany)	26,185	2,442,601
CF Industries Holdings, Inc.	19,500	1,088,490
Compagnie De Saint-Gobain (France)	59,482	4,006,235
Corteva, Inc.	120,307	5,062,519
Covestro AG (Germany)	26,063	1,790,046
CRH PLC (Ireland)	156,128	7,282,746
Dow, Inc.	93,822	5,400,394
DuPont de Nemours, Inc.	125,172	8,510,444
Eastman Chemical Co.	20,500	2,065,170
Eiffage SA (France)	8,245	831,770
Fortune Brands Home & Security, Inc.	27,161	2,428,737
Freeport-McMoRan, Inc. (Indonesia)	172,731	5,618,939
Holcim, Ltd. (Switzerland)	28,128	1,353,253
International Paper Co.	15,500	866,760
LANXESS AG (Germany)	6,072	412,897
LG Chem, Ltd. (South Korea)	966	630,989
Linde PLC	6,438	1,914,213
Nitto Denko Corp. (Japan)	4,800	342,054
Rio Tinto PLC (United Kingdom)	33,055	2,182,494
Sherwin-Williams Co. (The)	18,861	5,275,987
Shin-Etsu Chemical Co., Ltd. (Japan)	7,600	1,281,852
SIG Combibloc Group AG (Switzerland)	58,909	1,562,394
WestRock Co.	18,200	906,906
Weyerhaeuser Co. R	152,100	5,410,197
		76,777,083

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (68.7%)* cont.	Shares	Value
Broadcasting (—%)
iHeartMedia, Inc. Class A †	1,249	$31,250
		31,250
Building materials (—%)
Owens Corning	9,400	803,700
		803,700
Capital goods (3.7%)
ABB, Ltd. (Switzerland)	57,490	1,916,265
AGCO Corp.	19,800	2,426,094
Allegion PLC (Ireland)	18,900	2,498,202
Allison Transmission Holdings, Inc.	22,700	801,764
Atlas Copco AB Class A (Sweden)	5,511	334,299
Avery Dennison Corp.	4,200	870,282
Caterpillar, Inc.	4,400	844,668
Clean Harbors, Inc. †	7,500	779,025
CNH Industrial NV (United Kingdom)	185,406	3,139,338
Crown Holdings, Inc.	19,300	1,945,054
Cummins, Inc.	22,900	5,142,424
Daikin Industries, Ltd. (Japan)	7,700	1,656,183
Deere & Co.	28,047	9,397,708
Dover Corp.	5,300	824,150
Eaton Corp. PLC	26,451	3,949,399
GEA Group AG (Germany)	8,101	371,256
Gentex Corp.	36,300	1,197,174
Honeywell International, Inc.	29,876	6,342,077
Johnson Controls International PLC	145,986	9,938,726
Koito Manufacturing Co., Ltd. (Japan)	15,400	925,987
Legrand SA (France)	18,368	1,970,031
Lockheed Martin Corp.	31,500	10,870,650
Northrop Grumman Corp.	19,586	7,053,898
Oshkosh Corp.	10,100	1,033,937
Otis Worldwide Corp.	24,566	2,021,290
Parker Hannifin Corp.	22,700	6,347,374
Raytheon Technologies Corp.	43,249	3,717,684
Republic Services, Inc.	14,000	1,680,840
Sandvik AB (Sweden)	76,700	1,750,457
Schneider Electric SA (France)	11,168	1,856,794
Textron, Inc.	24,300	1,696,383
Toro Co. (The)	9,500	925,395
TransDigm Group, Inc. †	3,008	1,878,707
Waste Management, Inc.	23,700	3,539,832
		101,643,347
Commercial and consumer services (1.8%)
Adecco Group AG (Switzerland)	3,478	174,181
Adyen NV (Netherlands) †	364	1,012,124
Allfunds Group PLC (United Kingdom) †	72,815	1,400,276
Amadeus IT Holding SA Class A (Spain) †	18,024	1,184,042
Aramark	69,923	2,297,670
Brambles, Ltd. (Australia)	108,539	844,209
CK Hutchison Holdings, Ltd. (Hong Kong)	96,500	639,922

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Commercial and consumer services cont.
CoStar Group, Inc. †	55,056	$4,738,119
FleetCor Technologies, Inc. †	3,600	940,572
Gartner, Inc. †	18,000	5,469,840
Mastercard, Inc. Class A	26,451	9,196,484
Nexi SpA (Italy) †	97,036	1,810,376
Nielsen Holdings PLC	52,000	997,880
PayPal Holdings, Inc. †	60,850	15,833,779
SGS SA (Switzerland)	427	1,241,615
Sofina SA (Belgium)	607	240,804
Square, Inc. Class A †	6,284	1,507,155
TransUnion	7,600	853,556
		50,382,604
Communication services (2.2%)
American Tower Corp. R	32,714	8,682,623
AT&T, Inc.	82,300	2,222,923
Charter Communications, Inc. Class A † S	13,730	9,989,399
Comcast Corp. Class A	183,268	10,250,179
Crown Castle International Corp. R	4,700	814,604
Deutsche Telekom AG (Germany)	122,395	2,467,748
KDDI Corp. (Japan)	132,000	4,362,272
Koninklijke KPN NV (Netherlands)	318,070	997,493
Liberty Global PLC Class C (United Kingdom) †	82,105	2,418,813
SK Telecom Co., Ltd. (South Korea)	7,147	1,948,875
T-Mobile US, Inc. †	22,689	2,898,747
Verizon Communications, Inc.	243,510	13,151,975
		60,205,651
Computers (4.5%)
Apple, Inc.	590,331	83,531,837
Check Point Software Technologies, Ltd. (Israel) †	4,600	519,984
Cisco Systems, Inc./California	175,000	9,525,250
Dynatrace, Inc. †	39,877	2,830,071
Fortinet, Inc. †	31,500	9,199,260
Fujitsu, Ltd. (Japan)	9,500	1,725,301
Logitech International SA (Switzerland)	5,663	501,537
ServiceNow, Inc. †	11,111	6,914,042
Synopsys, Inc. †	12,700	3,802,507
Twilio, Inc. Class A †	10,188	3,250,481
		121,800,270
Conglomerates (0.2%)
3M Co.	15,000	2,631,300
AMETEK, Inc.	19,900	2,467,799
General Electric Co.	7,430	765,513
		5,864,612
Consumer (0.1%)
LVMH Moet Hennessy Louis Vuitton SA (France)	1,037	741,521
Pandora A/S (Denmark)	8,471	1,027,278
Swedish Match AB (Sweden)	106,117	930,658
		2,699,457

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (68.7%)* cont.	Shares	Value
Consumer cyclicals (—%)
Genting Intl. Public Ltd., Co. (Singapore)	667,700	$351,691
		351,691
Consumer staples (4.5%)
Airbnb, Inc. Class A †	28,532	4,786,243
Asahi Group Holdings, Ltd. (Japan)	37,400	1,811,729
Auto1 Group SE 144A (Germany) †	16,891	617,539
Carlsberg A/S Class B (Denmark)	8,914	1,450,087
Chipotle Mexican Grill, Inc. †	2,191	3,982,186
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	4	469,701
Coca-Cola Co. (The)	18,100	949,707
Coca-Cola Europacific Partners PLC (United Kingdom)	33,361	1,844,529
Coca-Cola HBC AG (Switzerland)	66,203	2,127,883
Coles Group, Ltd. (Australia)	129,384	1,578,993
Colgate-Palmolive Co.	104,500	7,898,110
Constellation Brands, Inc. Class A	20,800	4,382,352
Darden Restaurants, Inc.	19,900	3,014,253
Diageo PLC (United Kingdom)	59,156	2,850,317
Endeavour Group, Ltd./Australia (Australia) †	70,031	351,660
Estee Lauder Cos., Inc. (The) Class A	13,836	4,149,831
Ferguson PLC (United Kingdom)	14,433	2,000,744
Imperial Brands PLC (United Kingdom)	72,429	1,511,546
ITOCHU Corp. (Japan)	70,800	2,073,839
Keurig Dr Pepper, Inc.	68,206	2,329,917
Koninklijke Ahold Delhaize NV (Netherlands)	67,421	2,235,229
Kraft Heinz Co. (The)	12,900	474,978
L’Oreal SA (France)	6,794	2,804,035
ManpowerGroup, Inc.	11,200	1,212,736
McDonald’s Corp.	32,500	7,836,075
MercadoLibre, Inc. (Argentina) †	1,339	2,248,717
Mondelez International, Inc. Class A	67,100	3,903,878
Nestle SA (Switzerland)	19,082	2,295,925
Netflix, Inc. †	3,513	2,144,124
NH Foods, Ltd. (Japan)	11,700	442,581
PepsiCo, Inc.	81,859	12,312,412
Philip Morris International, Inc.	14,400	1,364,976
Procter & Gamble Co. (The)	97,618	13,646,996
Starbucks Corp.	30,900	3,408,579
Sysco Corp.	44,500	3,493,250
Tyson Foods, Inc. Class A	12,600	994,644
Uber Technologies, Inc. †	106,467	4,769,722
Unilever PLC (United Kingdom)	7,815	422,463
Yakult Honsha Co., Ltd. (Japan)	13,900	704,737
Yum! Brands, Inc.	6,700	819,477
Zalando SE (Germany) †	14,552	1,337,236
ZOZO, Inc. (Japan)	84,800	3,175,290
		122,229,226
Electronics (3.1%)
Advanced Micro Devices, Inc. †	39,478	4,062,286
Brother Industries, Ltd. (Japan)	26,600	585,273

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Electronics cont.
Cirrus Logic, Inc. †	11,500	$947,025
Garmin, Ltd.	6,500	1,010,490
Hoya Corp. (Japan)	31,600	4,942,174
Intel Corp.	16,800	895,104
Marvell Technology, Inc.	24,188	1,458,778
MinebeaMitsumi, Inc. (Japan)	79,200	2,022,313
nVent Electric PLC (United Kingdom)	16,700	539,911
NVIDIA Corp.	169,276	35,067,216
NXP Semiconductors NV	12,439	2,436,427
Omron Corp. (Japan)	11,000	1,090,292
Qualcomm, Inc.	159,150	20,527,167
Samsung Electronics Co., Ltd. (Preference) (South Korea)	31,377	1,836,576
Shimadzu Corp. (Japan)	19,600	860,956
Texas Instruments, Inc.	14,789	2,842,594
Thales SA (France)	21,647	2,090,504
Vontier Corp.	86,171	2,895,346
		86,110,432
Energy (2.0%)
BP PLC (United Kingdom)	413,647	1,873,840
Cenovus Energy, Inc. (Canada)	66,223	667,668
Chevron Corp.	37,600	3,814,520
ConocoPhillips	93,576	6,341,646
DCC PLC (Ireland)	4,347	359,797
Enterprise Products Partners LP	102,355	2,214,962
EOG Resources, Inc.	14,775	1,185,989
Equinor ASA (Norway)	92,721	2,362,845
Exxon Mobil Corp.	60,110	3,535,670
Halliburton Co.	302,565	6,541,455
Marathon Petroleum Corp.	53,100	3,282,111
MWO Holdings, LLC (Units) F	89	227
Oasis Petroleum, Inc.	4,135	411,102
Orsted AS (Denmark)	10,305	1,359,647
Reliance Industries, Ltd. 144A (India)	36,952	2,497,792
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	217,469	4,843,502
Royal Dutch Shell PLC Class B (United Kingdom)	282,047	6,248,559
Schlumberger, Ltd.	15,600	462,384
Targa Resources Corp.	45,700	2,248,897
Valero Energy Corp.	64,682	4,564,609
		54,817,222
Entertainment (0.4%)
Live Nation Entertainment, Inc. †	46,578	4,244,653
Sony Group Corp. (Japan)	56,100	6,247,377
		10,492,030
Financials (9.8%)
3i Group PLC (United Kingdom)	61,763	1,063,863
Aflac, Inc.	41,300	2,152,969
AIA Group, Ltd. (Hong Kong)	325,600	3,749,004
Alliance Data Systems Corp.	9,800	988,722
Allianz SE (Germany)	11,456	2,583,829

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (68.7%)* cont.	Shares	Value
Financials cont.
Allstate Corp. (The) S	20,600	$2,622,586
Ally Financial, Inc.	90,400	4,614,920
American International Group, Inc.	63,034	3,459,936
Ameriprise Financial, Inc.	19,300	5,097,516
Apollo Global Management, Inc.	51,251	3,156,549
Assured Guaranty, Ltd.	91,927	4,303,103
Athene Holding, Ltd. Class A †	27,400	1,887,038
AvalonBay Communities, Inc. R	3,800	842,232
Aviva PLC (United Kingdom)	295,872	1,574,759
AXA SA (France)	187,128	5,205,898
Banco Bilbao Vizcaya Argenta (Spain)	332,652	2,194,343
Bank Leumi Le-Israel BM (Israel)	176,075	1,494,613
Bank of America Corp.	310,946	13,199,658
Bank of Ireland Group PLC (Ireland) †	325,007	1,915,645
BNP Paribas SA (France)	36,452	2,334,948
BOC Hong Kong Holdings, Ltd. (Hong Kong)	251,500	753,452
Boston Properties, Inc. R	33,399	3,618,782
Brixmor Property Group, Inc. R	39,400	871,134
CaixaBank SA (Spain)	574,548	1,781,597
Capital One Financial Corp.	28,177	4,563,829
CBRE Group, Inc. Class A †	40,800	3,972,288
Citigroup, Inc.	387,206	27,174,117
CK Asset Holdings, Ltd. (Hong Kong)	298,659	1,716,451
Commonwealth Bank of Australia (Australia)	13,427	1,000,573
Dai-ichi Life Holdings, Inc. (Japan)	52,200	1,136,604
DBS Group Holdings, Ltd. (Singapore)	100,400	2,229,473
Deutsche Boerse AG (Germany)	9,951	1,619,888
Dexus Property Group (Australia) R	73,302	567,168
Direct Line Insurance Group PLC (United Kingdom)	189,743	740,299
Discover Financial Services	8,500	1,044,225
Duke Realty Corp. R	17,900	856,873
Equitable Holdings, Inc.	86,400	2,560,896
Equity Lifestyle Properties, Inc. R	11,100	866,910
Fidelity National Financial, Inc.	20,500	929,470
First Industrial Realty Trust, Inc. R	17,200	895,776
Gaming and Leisure Properties, Inc. R	130,146	6,028,362
Gjensidige Forsikring ASA (Norway)	12,112	268,227
Goldman Sachs Group, Inc. (The)	56,870	21,498,566
Goodman Group (Australia) R	129,358	2,008,076
Hana Financial Group, Inc. (South Korea)	56,051	2,163,502
Investor AB Class B (Sweden)	80,729	1,728,547
Invitation Homes, Inc. R	22,700	870,091
Israel Discount Bank, Ltd. Class A (Israel) †	143,318	756,685
Jones Lang LaSalle, Inc. †	8,400	2,083,956
JPMorgan Chase & Co.	217,443	35,593,245
KeyCorp	84,401	1,824,750
Lamar Advertising Co. Class A R	12,800	1,452,160
Lincoln National Corp.	14,400	990,000
Link REIT (The) (Hong Kong) R	14,400	123,065

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Financials cont.
London Stock Exchange Group PLC (United Kingdom)	23,336	$2,331,442
Medical Properties Trust, Inc. R	73,500	1,475,145
MetLife, Inc.	150,000	9,259,500
Mitsubishi UFJ Financial Group, Inc. (Japan)	414,600	2,420,618
Morgan Stanley	24,000	2,335,440
Network International Holdings PLC (United Arab Emirates) †	292,345	1,430,202
NN Group NV (Netherlands)	3,107	162,147
OneMain Holdings, Inc.	19,800	1,095,534
Partners Group Holding AG (Switzerland)	1,310	2,039,291
Persimmon PLC (United Kingdom)	13,771	490,716
PNC Financial Services Group, Inc. (The) S	28,644	5,603,912
Principal Financial Group, Inc.	33,800	2,176,720
Prologis, Inc. R	3,600	451,548
Prudential PLC (United Kingdom)	84,294	1,636,371
Public Storage R	3,000	891,300
Radian Group, Inc.	137,889	3,132,838
Raymond James Financial, Inc.	4,800	442,944
Sberbank of Russia PJSC ADR (Russia)	76,643	1,424,045
SEI Investments Co.	12,000	711,600
Simon Property Group, Inc. R	3,400	441,898
Skandinaviska Enskilda Banken AB (Sweden)	91,437	1,288,359
SLM Corp.	96,600	1,700,160
State Street Corp.	30,436	2,578,538
Sumitomo Mitsui Financial Group, Inc. (Japan)	63,200	2,211,076
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	24,500	839,067
Sumitomo Realty & Development Co., Ltd. (Japan)	9,000	328,412
Sun Hung Kai Properties, Ltd. (Hong Kong)	55,500	689,718
Synchrony Financial	118,300	5,782,504
United Overseas Bank, Ltd. (Singapore)	55,500	1,049,709
Unum Group	40,900	1,024,954
Visa, Inc. Class A	45,519	10,139,357
Zurich Insurance Group AG (Switzerland)	1,539	627,525
		268,943,758
Gaming and lottery (0.4%)
Aristocrat Leisure, Ltd. (Australia)	37,526	1,256,161
DraftKings, Inc. Class A † S	64,263	3,094,906
Evolution AB (Sweden)	3,145	478,067
Flutter Entertainment PLC (Ireland) †	9,280	1,821,773
GVC Holdings PLC (United Kingdom) †	54,875	1,570,849
La Francaise des Jeux SAEM (France)	7,229	371,861
OPAP SA (Greece)	84,755	1,307,381
TABCORP Holdings, Ltd. (Australia)	139,116	492,395
		10,393,393
Government (—%)
Poste Italiane SpA (Italy)	36,020	495,740
		495,740
Healthcare (8.9%)
10x Genomics, Inc. Class A †	19,300	2,809,694
Abbott Laboratories	61,300	7,241,369

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (68.7%)* cont.	Shares	Value
Healthcare cont.
AbbVie, Inc.	89,107	$9,611,972
Abcam PLC (United Kingdom) †	57,885	1,151,134
Align Technology, Inc. †	14,300	9,515,649
AmerisourceBergen Corp.	21,400	2,556,230
Amgen, Inc.	3,700	786,805
Anthem, Inc.	40,275	15,014,520
AstraZeneca PLC (United Kingdom)	24,316	2,927,272
AstraZeneca PLC ADR (United Kingdom)	98,281	5,902,757
Biogen, Inc. †	18,900	5,348,511
Boston Scientific Corp. †	19,900	863,461
Bristol-Myers Squibb Co.	243,300	14,396,061
Danaher Corp.	32,191	9,800,228
DexCom, Inc. †	7,589	4,150,121
Edwards Lifesciences Corp. †	68,900	7,800,169
Eli Lilly and Co.	24,332	5,621,909
Eurofins Scientific (Luxembourg)	8,134	1,043,079
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	14,879	327,161
Ginkgo Bioworks Holdings, Inc. † S	57,998	672,197
GlaxoSmithKline PLC (United Kingdom)	48,582	917,010
HCA Healthcare, Inc.	18,674	4,532,553
Hikma Pharmaceuticals PLC (United Kingdom)	18,506	608,817
ICON PLC (Ireland) †	4,784	1,253,504
IDEXX Laboratories, Inc. †	6,355	3,952,175
Incyte Corp. †	24,200	1,664,476
Ipsen SA (France)	5,903	563,541
IQVIA Holdings, Inc. †	22,972	5,502,713
Johnson & Johnson	62,139	10,035,449
Laboratory Corp. of America Holdings †	3,100	872,464
Lonza Group AG (Switzerland)	8,313	6,228,024
McKesson Corp.	57,552	11,474,718
Medtronic PLC	51,400	6,442,990
Merck & Co., Inc.	191,585	14,389,949
Merck KGaA (Germany)	19,892	4,325,693
Moderna, Inc. †	21,731	8,363,393
Molina Healthcare, Inc. †	8,100	2,197,611
Novartis AG (Switzerland)	43,747	3,589,013
Novo Nordisk A/S Class B (Denmark)	36,389	3,500,079
Ono Pharmaceutical Co., Ltd. (Japan)	17,500	399,130
Organon & Co.	5,308	174,049
Oxford Nanopore Technologies PLC (United Kingdom) †	30,594	252,528
Pfizer, Inc.	41,735	1,795,022
Recordati SpA (Italy)	7,856	456,965
Regeneron Pharmaceuticals, Inc. †	18,474	11,180,095
Roche Holding AG (Switzerland)	15,251	5,565,146
Sanofi (France)	33,828	3,256,438
Sartorius Stedim Biotech (France)	1,830	1,021,474
Seagen, Inc. †	5,700	967,860
Service Corp. International	13,600	819,536
Sonic Healthcare, Ltd. (Australia)	48,906	1,435,869

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Healthcare cont.
Sonova Holding AG (Switzerland)	5,006	$1,888,007
Thermo Fisher Scientific, Inc.	7,881	4,502,652
UnitedHealth Group, Inc.	11,182	4,369,255
Vertex Pharmaceuticals, Inc. †	38,200	6,929,098
		242,967,595
Homebuilding (0.2%)
Berkeley Group Holdings PLC (The) (United Kingdom)	8,428	493,682
Daiwa House Industry Co., Ltd. (Japan)	39,300	1,312,486
PulteGroup, Inc.	89,732	4,120,493
		5,926,661
Household furniture and appliances (0.1%)
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $1) (Private) (Germany) † F ∆∆	2	—
SEB SA (France)	2,326	327,974
Tempur Sealy International, Inc.	43,100	2,000,271
Whirlpool Corp. S	4,000	815,440
		3,143,685
Leisure (0.1%)
Brunswick Corp.	19,600	1,867,292
Polaris, Inc. S	11,100	1,328,226
		3,195,518
Lodging/Tourism (0.5%)
Hilton Worldwide Holdings, Inc. †	29,842	3,942,427
Marriott International, Inc./MD Class A †	48,500	7,182,365
Travel + Leisure Co.	18,700	1,019,711
Wyndham Hotels & Resorts, Inc.	12,900	995,751
		13,140,254
Media (0.3%)
Interpublic Group of Cos., Inc. (The)	75,800	2,779,586
Universal Music Group NV (Netherlands) †	53,903	1,443,267
Walt Disney Co. (The) †	21,767	3,682,323
		7,905,176
Publishing (0.2%)
S&P Global, Inc.	9,533	4,050,476
Thomson Reuters Corp. (Canada)	10,295	1,138,335
		5,188,811
Retail (5.7%)
Amazon.com, Inc. †	18,044	59,275,262
BJ’s Wholesale Club Holdings, Inc. † S	97,545	5,357,171
Home Depot, Inc. (The)	11,626	3,816,351
Industria de Diseno Textil SA (Inditex) (Spain)	20,978	763,232
Kingfisher PLC (United Kingdom)	198,093	896,223
Kohl’s Corp.	82,800	3,899,052
lululemon athletica, Inc. (Canada) †	10,981	4,444,011
Moncler SpA (Italy)	15,176	928,176
Nike, Inc. Class B	42,627	6,190,719
Nitori Holdings Co., Ltd. (Japan)	9,900	1,947,649
O’Reilly Automotive, Inc. †	24,445	14,937,362
Ross Stores, Inc.	9,400	1,023,190

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (68.7%)* cont.	Shares	Value
Retail cont.
Target Corp.	59,013	$13,500,404
TJX Cos., Inc. (The)	229,205	15,122,946
Walmart, Inc.	151,026	21,050,004
Wesfarmers, Ltd. (Australia)	54,510	2,193,614
		155,345,366
Semiconductor (0.4%)
Applied Materials, Inc.	31,022	3,993,462
ASML Holding NV (Netherlands)	4,194	3,093,798
Renesas Electronics Corp. (Japan) †	192,100	2,370,276
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	65,000	1,340,368
Tokyo Electron, Ltd. (Japan)	2,300	1,013,846
		11,811,750
Software (6.2%)
Activision Blizzard, Inc.	58,830	4,552,854
Adobe, Inc. †	43,763	25,195,234
Atlassian Corp PLC Class A (Australia) †	2,800	1,095,976
Autodesk, Inc. †	13,600	3,878,312
Cadence Design Systems, Inc. †	72,095	10,918,067
Capcom Co., Ltd. (Japan)	26,600	738,828
Electronic Arts, Inc.	6,500	924,625
Intuit, Inc.	42,294	22,818,036
Manhattan Associates, Inc. †	9,200	1,407,876
Microsoft Corp.	288,062	81,210,438
Oracle Corp.	50,508	4,400,762
Oracle Corp. (Japan)	9,900	871,065
Sage Group PLC (The) (United Kingdom)	117,226	1,118,850
Tata Consultancy Services, Ltd. (India)	42,002	2,126,858
Veeva Systems, Inc. Class A †	22,800	6,570,276
Workday, Inc. Class A †	3,800	949,582
		168,777,639
Technology (0.1%)
SoftBank Group Corp. (Japan)	26,700	1,542,923
		1,542,923
Technology services (5.6%)
Accenture PLC Class A	47,200	15,100,224
Alibaba Group Holding, Ltd. (China) †	64,200	1,194,121
Alphabet, Inc. Class A †	17,313	46,286,652
Alphabet, Inc. Class C †	8,424	22,452,571
Capgemini SE (France)	6,446	1,340,576
Cognizant Technology Solutions Corp. Class A	28,100	2,085,301
DocuSign, Inc. †	30,788	7,925,755
Facebook, Inc. Class A †	55,823	18,945,768
Fidelity National Information Services, Inc.	79,318	9,651,414
Genpact, Ltd.	18,900	897,939
GoDaddy, Inc. Class A †	41,100	2,864,670
IBM Corp.	6,400	889,152
Nomura Research Institute, Ltd. (Japan)	42,600	1,570,003
Palo Alto Networks, Inc. †	2,300	1,101,700
Pinterest, Inc. Class A †	167,300	8,523,935

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (68.7%)* cont.	Shares	Value
Technology services cont.
Roku, Inc. †	22,900	$7,175,715
Salesforce.com, Inc. †	3,016	818,000
SCSK Corp. (Japan)	16,200	342,574
Zebra Technologies Corp. Class A †	6,000	3,092,520
		152,258,590
Textiles (0.1%)
Hermes International (France)	1,517	2,096,610
		2,096,610
Tire and rubber (0.1%)
CIE Generale Des Etablissements Michelin SCA (France)	15,366	2,358,231
		2,358,231
Toys (0.1%)
Nintendo Co., Ltd. (Japan)	4,900	2,383,649
		2,383,649
Transportation (1.3%)
A. P. Moeller-Maersck A/S Class B (Denmark)	181	489,599
CSX Corp.	224,500	6,676,630
Deutsche Post AG (Germany)	75,149	4,736,379
Nippon Express Co., Ltd. (Japan)	3,600	248,031
Nippon Yusen KK (Japan)	22,300	1,677,370
Norfolk Southern Corp.	3,500	837,375
Ryder System, Inc.	12,500	1,033,875
Southwest Airlines Co. †	117,611	6,048,734
Union Pacific Corp.	58,383	11,443,652
United Parcel Service, Inc. Class B	8,500	1,547,850
Yamato Holdings Co., Ltd. (Japan)	28,900	732,667
		35,472,162
Utilities and power (1.8%)
AES Corp. (The)	36,500	833,295
Ameren Corp.	28,562	2,313,522
American Electric Power Co., Inc.	94,120	7,640,662
CLP Holdings, Ltd. (Hong Kong)	137,500	1,322,521
E.ON SE (Germany)	35,870	438,850
Edison International	41,400	2,296,458
Electricite De France SA (France)	77,267	970,308
Energias de Portugal (EDP) SA (Portugal)	406,037	2,129,946
Exelon Corp.	213,126	10,302,511
FirstEnergy Corp.	23,500	837,070
Fortum OYJ (Finland)	50,327	1,530,551
Kinder Morgan, Inc.	149,400	2,499,462
NRG Energy, Inc.	141,927	5,794,879
Osaka Gas Co., Ltd. (Japan)	29,300	538,552
Public Service Enterprise Group, Inc.	13,800	840,420
Southern Co. (The)	98,600	6,110,242
SSE PLC (United Kingdom)	76,324	1,602,692
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	17,082
Tokyo Gas Co., Ltd. (Japan)	28,500	530,751
		48,549,774
Total common stocks (cost $1,303,834,876)		$1,877,105,117

Dynamic Asset Allocation Balanced Fund 35

CORPORATE BONDS AND NOTES (14.3%)*	Principal amount	Value
Basic materials (0.8%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23	$255,000	$286,875
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	275,000	388,094
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	80,000	83,200
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	90,000	89,438
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	192,000	207,600
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	180,000	192,150
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	110,000	112,475
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	176,000	186,560
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	205,000	203,751
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	350,000	347,474
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	255,000	307,275
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	1,097,000	1,250,764
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	170,000	163,209
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	360,000	382,050
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	95,000	99,038
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)	250,000	253,750
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	100,000	100,250
CVR Partners LP/CVR Nitrogen Finance Corp. 144A company guaranty sr. notes 6.125%, 6/15/28	45,000	47,194
Diamond BC BV 144A sr. unsec. unsub. notes 4.625%, 10/1/29 (Netherlands)	60,000	60,675
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	460,000	471,882
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	390,000	405,600
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	120,000	129,750
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	265,000	277,256
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	145,000	178,531
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	505,000	516,363
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,100,000	1,076,876
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	155,000	154,225

36 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Basic materials cont.
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	$200,000	$201,000
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	90,000	89,213
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	60,000	62,841
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31	270,000	276,518
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	474,000	537,158
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	195,000	194,513
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	130,000	136,175
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	185,000	193,926
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	525,000	605,512
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	105,000	110,195
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	278,000	275,629
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	240,000	250,800
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	220,000	221,375
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	75,000	77,625
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24	60,000	60,525
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	235,000	239,994
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	190,000	194,038
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	110,000	110,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	50,000	49,453
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	160,000	168,432
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	50,000	50,709
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	150,000	197,391
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	727,000	823,777
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	233,000	265,347
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	260,000	257,647
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	321,153
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	50,000	50,188
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	90,000	90,450
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	170,000	163,200
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	625,920
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	14,000	14,191
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	210,000	212,888

Dynamic Asset Allocation Balanced Fund 37

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Basic materials cont.
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	$275,000	$287,375
TopBuild Corp. 144A company guaranty sr. unsec. bonds 4.125%, 2/15/32 ##	70,000	70,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	260,000	261,950
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	170,000	169,150
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	230,000	245,229
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	260,000	272,987
Westlake Chemical Corp. sr. unsec. bonds 3.125%, 8/15/51	1,657,000	1,563,171
Westlake Chemical Corp. sr. unsec. bonds 2.875%, 8/15/41	828,000	791,893
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	690,000	966,773
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	154,000	218,817
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	135,000	192,243
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	210,000	229,950
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	165,000	169,744
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	150,000	154,502
		20,694,572
Capital goods (0.7%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. notes 4.875%, 8/15/26	200,000	204,754
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	120,000	116,700
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	350,000	364,000
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	170,000	177,398
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	170,000	174,675
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	400,000	424,940
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	200,000	202,250
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	245,000	254,310
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	296,000	292,273
Berry Global, Inc. 144A company guaranty sr. unsub. notes 1.57%, 1/15/26	994,000	993,742
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	786,000	1,073,735
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	350,000	362,854
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	20,000	20,800
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	135,000	141,750
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	90,000	91,013
CANPACK SA/Eastern PA Land Investment Holding, LLC 144A company guaranty sr. unsec. notes 3.125%, 11/1/25 (Poland)	265,000	268,975

38 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Capital goods cont.
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	$144,000	$151,920
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	150,000	185,250
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	515,326
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	245,000	249,058
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	140,000	140,875
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	60,000	61,500
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	50,000	49,625
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	235,000	246,776
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	215,000	235,425
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	150,000	155,250
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	372,253
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	555,000	559,773
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	300,000	318,750
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	679,385
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	280,000	344,801
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	145,000	139,923
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	491,000	542,955
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	368,000	419,927
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes 6.625%, 10/15/29	175,000	175,000
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	120,000	120,000
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	240,000	241,800
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	620,000	599,208
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,260,409
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	263,000	301,103
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	320,000	328,515
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	255,000	271,256
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	335,000	334,581
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40 (acquired 6/8/20, cost $165,658) ∆∆	135,000	172,910
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	1,015,000	1,155,259
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	260,000	266,339
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	70,000	71,750
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	235,000	238,525
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	542,610
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	340,000	366,775

Dynamic Asset Allocation Balanced Fund 39

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Capital goods cont.
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	$115,000	$119,169
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	30,000	30,652
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	180,000	185,699
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	235,000	235,437
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	155,000	154,730
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	310,000	318,525
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	545,000	568,163
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)	200,000	213,750
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	585,000	641,239
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	455,000	459,550
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	240,000	265,800
ZF North America Capital, Inc. 144A company guaranty sr. unsec. unsub. notes 4.50%, 4/29/22 (Germany)	156,000	158,145
		20,329,840
Communication services (1.8%)
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (Luxembourg)	255,000	278,868
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (Luxembourg)	375,000	360,178
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	200,000	201,250
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	200,000	196,095
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	1,636,000	1,672,867
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	445,000	463,276
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	990,000	1,039,484
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	2,736,000	2,698,089
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	2,977,000	2,928,826
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	158,000	153,839
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	1,125,000	1,345,665
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	165,000	169,950
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	168,000	173,255
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,860,000	2,008,800
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	175,000	182,958
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	115,000	118,648
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	380,000	416,158

40 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	$465,000	$464,634
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	987,000	1,341,906
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	730,000	819,210
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	345,000	335,900
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	173,999	202,432
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	329,000	381,038
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	1,144,000	1,304,335
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	885,000	928,242
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	23,000	33,010
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.375%, 2/15/25	945,000	1,017,332
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	60,000	64,836
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	593,000	628,879
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.987%, 11/1/63	199,001	186,482
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	109,000	104,550
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	84,000	85,050
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	592,000	556,647
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	476,315
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	582,829
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	766,333
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	670,000	730,918
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	503,455
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	338,846
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	415,000	448,523
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	648,537
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	270,000	304,891
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	165,000	177,421
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	235,000	230,251
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	275,000	294,907
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	266,000	282,209

Dynamic Asset Allocation Balanced Fund 41

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Communication services cont.
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	$1,835,000	$1,945,994
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	120,000	127,500
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	335,000	353,006
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25 (Luxembourg) (In default) †	265,000	148,400
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	175,000	180,040
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	240,000	241,855
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	120,000	116,250
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	53,000	56,048
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	510,000	582,572
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	1,087,000	1,391,360
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	255,000	308,990
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	878,000	981,033
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,315,000	1,289,486
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	126,000	139,124
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,228,000	1,352,876
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	384,000	385,368
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	155,000	156,317
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	15,000	15,758
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22	75,000	75,875
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	110,000	111,161
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	245,000	260,313
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	528,109
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	1,385,000	1,665,092
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	1,289,000	1,361,091
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	645,000	652,928
Verizon Communications, Inc. sr. unsec. unsub. bonds 5.25%, 3/16/37	720,000	931,152
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	815,000	960,360
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	2,323,000	2,670,352
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	765,000	791,775

42 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Communication services cont.
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)	$170,000	$172,338
Ziggo BV 144A company guaranty sr. notes 5.50%, 1/15/27 (Netherlands)	150,000	155,063
		48,755,710
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity	217,000	212,389
		212,389
Consumer cyclicals (1.9%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	205,000	203,748
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	540,000	593,325
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	328,000	341,224
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,709,736
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	932,000	950,472
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	255,000	248,008
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 10.50%, 4/15/25	90,000	96,300
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	120,000	122,550
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	110,000	109,175
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	320,000	311,870
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	355,000	352,338
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	355,000	362,100
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.95%, 8/14/28	536,000	605,244
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	120,000	123,683
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	235,000	242,344
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	110,000	119,213
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	110,000	115,640
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	240,000	245,412
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	85,000	86,063
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	110,000	110,121
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	275,000	281,419
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	50,000	53,625
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	245,000	247,450
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	255,000	251,175

Dynamic Asset Allocation Balanced Fund 43

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	$160,000	$165,570
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	170,000	178,925
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	175,000	182,000
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	370,000	358,900
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	1,230,000	1,216,140
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	300,000	198,000
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	195,000	85,313
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	195,000	203,531
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	528,787
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,790,392
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	230,000	231,822
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	195,000	199,454
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	315,000	378,797
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	715,000	776,669
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	220,000	245,850
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	255,403
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	315,000	327,600
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	215,000	231,125
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	170,000	166,571
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	240,000	247,200
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	60,000	60,456
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	245,000	322,890
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	95,000	115,686
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,347,000	1,483,429
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	288,000	316,026
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	110,000	119,084
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	259,000	267,231
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	1,120,000	1,180,845
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	292,000	316,046
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25	95,000	99,454
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	150,000	158,142

44 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	$190,000	$196,416
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	795,000	806,109
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	763,000	844,026
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	202,066	213,210
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	467,807	499,384
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	196,000	229,810
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	1,670,000	1,843,263
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,421,000	1,655,750
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	105,000	109,725
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	115,000	119,835
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	95,000	100,344
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	125,000	155,000
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	255,000	289,744
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	29,000	36,793
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	110,000	124,850
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	170,000	169,915
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	792,000	917,690
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	270,000	272,700
Lions Gate Capital Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	325,000	335,975
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24	95,000	96,061
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	145,000	150,075
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	132,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	90,000	94,770
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	115,000	114,138
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	330,000	344,850
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	250,000	255,464
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	170,000	177,225
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	45,000	46,400
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28	240,000	235,800

Dynamic Asset Allocation Balanced Fund 45

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Mav Acquisition Corp. 144A sr. unsec. notes 8.00%, 8/1/29	$245,000	$234,044
Meredith Corp. company guaranty sr. notes 6.50%, 7/1/25	110,000	117,700
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	190,000	196,413
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	435,000	380,730
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	1,030,000	1,007,901
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	230,000	238,556
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	175,000	179,813
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	120,000	124,483
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	110,000	116,377
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	170,000	174,038
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	170,000	176,375
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	125,000	122,225
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	125,000	121,595
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	870,000	951,861
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	265,000	272,950
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	380,000	401,136
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	120,000	115,126
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	230,000	237,769
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	315,000	452,025
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	70,000	71,488
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	200,000	207,452
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	105,000	109,704
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	200,000	188,238
S&P Global, Inc. company guaranty sr. unsec. unsub. notes 2.95%, 1/22/27	268,000	287,978
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	290,000	335,179
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	375,000	421,364
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	110,000	118,663
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	120,000	120,975
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	345,000	360,525
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	130,454
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	140,000	137,641
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	245,000	255,719

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	$235,000	$233,097
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	120,000	117,300
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	985,000	962,222
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	370,000	376,244
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,020,000	1,060,800
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	155,000	160,038
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	240,000	255,600
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	180,000	188,006
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	115,000	123,625
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	220,000	222,289
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	770,000	789,813
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	90,000	85,653
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	160,000	165,000
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,750
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	230,000	233,646
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	885,000	877,652
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	205,000	205,000
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	50,000	53,814
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	115,000	128,110
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	350,000	370,083
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	385,000	403,888
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	130,000	143,000
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	135,000	146,475
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	240,000	260,700
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	120,000	121,950
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	180,000	192,990
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30	150,000	155,520
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	205,000	233,578
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	376,000	399,455
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26	152,000	168,007
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	140,000	141,750

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	$382,000	$672,341
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	310,000	322,981
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	215,000	226,825
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/15/29	180,000	181,800
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	295,000	297,944
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	295,000	297,213
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	70,000	73,851
		50,292,402
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	160,000	158,400
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	170,000	172,586
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	210,000	211,313
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	70,000	75,425
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	310,000	325,201
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	200,000	216,000
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	525,000	711,028
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	1,199,000	1,431,396
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	629,000	740,507
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	280,000	284,550
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	132,480
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	255,000	279,225
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	580,000	570,161
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,000,000	1,047,980
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	85,000	85,319
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	35,000	35,875
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	26,225	30,003
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	352,000	426,399
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	390,000	579,490
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	462,000	631,534

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer staples cont.
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	$380,000	$391,400
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/1/25	195,000	203,775
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	400,000	400,520
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	127,407
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	730,000	720,218
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	1,193,000	1,194,867
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	457,000	530,544
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	140,000	146,161
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	306,000	348,173
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	315,000	387,376
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	205,000	215,935
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	575,000	699,830
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	170,000	186,873
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	1,285,000	1,316,508
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	60,000	61,025
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	111,000	116,186
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	100,000	98,813
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	52,063
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	773,000	808,152
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	155,000	159,642
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	585,000	595,562
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	1,545,000	1,539,103
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	205,000	236,263
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	390,000	477,906
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	845,000	944,288
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	125,000	151,406
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	82,425
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	135,000	149,000
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	215,000	237,044
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	189,000	190,427
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	134,000	133,969

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Consumer staples cont.
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	$215,000	$227,900
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	240,000	244,049
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	120,000	120,641
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	124,639
		21,764,962
Energy (0.9%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	130,000	142,149
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	94,000	106,477
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	130,000	145,340
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	120,000	126,378
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	125,000	139,998
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	100,000	109,052
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	80,000	86,000
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	145,000	156,781
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes 5.625%, 6/1/24 (Canada)	50,000	50,280
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	695,000	751,545
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	77,000	86,892
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	875,000	958,286
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	290,000	284,992
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	110,000	118,944
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	135,000	133,313
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	190,000	258,163
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	280,000	285,246
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	255,000	250,232
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	128,000	133,120
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	219,000	253,187
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	175,000	183,260
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	185,000	185,463
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	55,000	57,177
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	249,600
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	221,400

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Energy cont.
ConocoPhillips 144A company guaranty sr. unsec. notes 3.75%, 10/1/27	$140,000	$156,358
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	175,000	195,563
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	205,000	226,781
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	320,000	331,600
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	240,000	290,100
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	200,000	208,820
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	115,000	130,813
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	399,550
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	240,978
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	169,800
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	118,375
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 10/15/27	133,000	141,366
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	390,000	417,631
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	95,000	97,850
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	70,000	70,984
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	295,000	301,638
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	400,000	421,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	240,000	252,900
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	305,000	324,746
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	939,705
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	125,000	160,900
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	28,149
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	235,000	311,261
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	35,000	36,329
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	215,000	224,578
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	95,000	96,069
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	270,000	280,125
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds 6.00%, 2/1/31	55,000	56,513
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5.75%, 2/1/29	55,000	56,513
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	320,000	324,480

Dynamic Asset Allocation Balanced Fund 51

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Energy cont.
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	$260,000	$262,275
MEG Energy Corp. 144A company guaranty sr. unsec. notes 5.875%, 2/1/29 (Canada)	30,000	30,638
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	130,000	133,766
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	135,000	124,740
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	73,000	75,555
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	100,000	97,260
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	170,000	176,800
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	120,000	125,700
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	191,038
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	72,029
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	290,000	341,533
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	390,000	490,669
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	75,000	101,151
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	278,073
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	75,000	102,858
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	65,000	89,424
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	215,000	203,713
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	200,000	210,252
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	97,000	108,034
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	634,000	688,207
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	31,625
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	3,000	165
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	335,000	317,212
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)	1,635,000	1,688,775
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	330,000	338,250
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	55,000	57,444
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	170,000	177,021
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	60,563
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	75,000	77,531

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Energy cont.
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	$80,000	$81,200
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	260,000	290,289
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,625
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	156,000	179,339
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,336,170
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	100,000	102,543
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	195,000	199,152
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	205,000	212,241
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	95,000	105,961
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	240,000	259,014
Southwestern Energy Co. 144A company guaranty sr. unsec. unsub. notes 5.375%, 2/1/29	445,000	476,150
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	460,504
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 7.50%, 10/1/25	60,000	64,800
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	200,000	204,900
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	270,000	275,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	78,433
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	110,000	118,605
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	70,000	76,541
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	125,000	131,250
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	355,000	381,181
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	97,150	97,150
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	175,000	174,113
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	200,000	206,000
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	230,000	239,476
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	121,739
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	72,975
		25,254,802
Financials (3.9%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	215,000	225,428
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	290,000	281,540
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	528,000	593,061
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,412,000	1,468,988
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	295,000	305,325

Dynamic Asset Allocation Balanced Fund 53

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	$272,000	$392,313
American Express Co. sr. unsec. notes 2.65%, 12/2/22	759,000	779,545
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	96,335
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,749,522
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	504,000	538,992
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	280,000	288,400
Athene Global Funding 144A notes 1.985%, 8/19/28	905,000	893,302
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	365,000	353,792
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	233,322
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	600,000	681,384
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	454,442
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	320,000	356,400
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	30,000	33,570
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	720,000	728,633
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN, 3.248%, 10/21/27	2,720,000	2,936,944
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month + 0.76%), 0.876%, 9/15/26	125,000	124,859
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,322,899
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	777,000	792,241
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%, 3/7/22 (Canada)	174,000	175,742
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	860,000	847,504
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	190,000	231,784
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	270,000	255,052
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R	135,000	133,819
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	700,000	678,803
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	432,000	474,404
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	413,906
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	223,000	232,076
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,934,000	1,893,445
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	43,000	45,849
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	919,000	1,023,536
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	70,380
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	661,000	674,220
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,154,000	3,465,625
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	721,000	796,726
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	726,000	734,515

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	$488,000	$489,244
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	558,787
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	591,338
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	451,772
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	246,095
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	195,000	219,468
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	190,000	190,000
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	115,000	109,322
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	120,000	115,800
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,285,000	1,402,409
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	270,000	269,152
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	604,101
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	720,000	729,693
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	431,000	464,403
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	342,000	373,270
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,375,000	1,395,153
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,636,063
Deutsche Bank AG sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,745,000	1,754,916
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	750,000	774,363
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	384,000	440,326
Digital Realty Trust LP company guaranty sr. unsec. notes 4.75%, 10/1/25 R	1,305,000	1,469,259
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R	480,000	525,001
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,435,000	1,467,826
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	178,313
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	85,000	89,038
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,124,000	1,282,855
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	245,000	266,668
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	480,832
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	153,000	156,060
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	187,544
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	120,000	116,700
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	195,000	217,441
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	72,100

Dynamic Asset Allocation Balanced Fund 55

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	$135,000	$138,713
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	327,000	327,981
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,454,000	1,643,196
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.75%, 1/24/22	917,000	932,513
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	2,755,000	3,027,004
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	386,000	397,246
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	234,523
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	110,000	99,550
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	290,000	299,788
Huntington Bancshares, Inc. 144A unsec. sub. FRB 2.487%, 8/15/36	781,000	769,013
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	151,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	215,000	224,675
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	190,000	197,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	114,856
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	848,000	811,047
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	425,000	399,953
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	110,000	115,084
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	810,000	830,355
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	195,000	203,775
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	320,000	338,400
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	250,000	259,683
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	218,000	236,922
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,256,000	1,284,261
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.125%, 5/15/47	784,000	697,619
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	149,000	149,745
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,716,000	3,148,358
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,364,281
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	148,000	153,973
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,432,000	1,497,558
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	340,000	439,528
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	120,000	119,154
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	65,808
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	230,000	228,275

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	$445,000	$500,132
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	425,000	572,178
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	467,000	542,255
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	416,973
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	900,000	914,230
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	134,380
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	575,000	634,887
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	3,065,000	3,391,471
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	1,202,965
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	2,511,000	2,598,836
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%, 1/10/22 (Australia)	450,000	453,211
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27	110,000	115,148
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	195,000	200,850
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	70,000	70,155
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	365,000	425,243
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	305,000	351,081
New York Life Global Funding 144A notes 1.10%, 5/5/23	2,200,000	2,227,064
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	60,000	65,100
OneMain Finance Corp. company guaranty sr. unsec. notes 4.00%, 9/15/30	115,000	114,425
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	105,000	121,669
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	138,000
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	170,000	191,038
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	245,000	265,543
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	110,000	109,834
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	230,000	236,544
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	355,000	361,213
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	1,045,000	1,048,214
PNC Financial Services Group, Inc. (The) sr. unsec. notes 3.30%, 3/8/22	227,000	229,446
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	254,000	258,561
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	106,000	109,712
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	285,000	289,988

Dynamic Asset Allocation Balanced Fund 57

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	$160,000	$172,000
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	615,000	697,807
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	635,000	707,409
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23 (United Kingdom)	241,000	260,860
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	89,819
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	690,000	742,192
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	170,000	178,925
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	1,420,000	1,428,614
Svenska Handelsbanken AB 144A sr. unsec. notes 0.625%, 6/30/23 (Sweden)	290,000	291,391
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	385,000	468,919
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	1,792,000	1,824,846
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	965,000	1,060,220
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	540,000	564,500
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	275,000	289,735
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	506,000	508,739
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	382,000	389,422
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	1,080,000	1,087,727
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	2,720,000	2,771,114
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	395,000	440,251
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	660,158
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	239,164
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	203,000	227,614
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	173,000	178,406
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	82,000	96,704
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	572,000	566,432
		105,239,086
Healthcare (1.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	3,605,000	3,884,428
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	640,000	694,946
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	260,000	248,300
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	552,000	696,463
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	794,000	839,932
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	265,000	284,213

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Healthcare cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	$215,000	$220,343
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28	105,000	107,594
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	170,000	168,218
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25	253,000	258,224
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	100,000	93,125
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	190,000	196,888
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	176,000	184,417
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	1,050,000	1,021,134
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	1,005,522
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,350,000	1,401,262
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	888,000	910,847
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	1,115,000	1,183,840
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	520,000	498,588
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	412,000	456,632
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	115,000	117,875
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	515,000	560,706
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	110,000	115,225
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	107,494
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	121,955
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	26,563
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	94,388
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	158,606
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	230,000	230,541
CHS/Community Health Systems, Inc. 144A sr. notes 6.625%, 2/15/25	225,000	235,406
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	528,000	558,101
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	2,299,000	2,818,901
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	83,000	86,672
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	273,788	310,535
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	355,000	383,493
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	260,000	304,200
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty notes 9.50%, 7/31/27 (Ireland)	98,000	98,218
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	150,000	107,250
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	90,000	90,000

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Healthcare cont.
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	$120,000	$124,050
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	885,000	877,286
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	242,000	270,319
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	106,000	137,456
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	245,000	280,317
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	115,000	121,830
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	415,000	430,065
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	239,000	231,830
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	44,000	46,630
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	994,315
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	277,000	293,265
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	190,000
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	1,430,000	1,726,163
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	240,000	244,800
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	54,000	56,970
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	265,000	267,650
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	732,449
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	1,210,000	1,470,523
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	347,888
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	177,000	185,629
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	190,000	189,616
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	120,000	124,050
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	58,000	58,870
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27	55,000	57,063
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25	60,000	63,675
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	475,000	495,188
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,505,000	1,557,554
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	285,000	289,275
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	295,000	337,038
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	285,000	299,963
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	643,159
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,838,503
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.375%, 11/15/21	566,000	567,285
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	302,000	303,573
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	559,802
Viatris, Inc. 144A company guaranty sr. unsec. notes 2.30%, 6/22/27	641,000	654,512

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Healthcare cont.
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	$730,000	$820,312
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	275,000	272,452
		39,042,370
Technology (1.2%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	255,000	256,913
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	680,000	594,139
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	700,230
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	603,000	669,193
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	2,085,126
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	275,000	262,648
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	565,000	596,205
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	959,000	965,996
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	621,109
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	700,852
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	115,000	116,597
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	115,000	117,206
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	190,000	190,950
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	65,000	69,378
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	195,000	204,469
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,683,856
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	717,000	794,416
Broadcom, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 2/15/51	239,000	238,498
Cisco Systems, Inc./California sr. unsec. unsub. bonds 5.90%, 2/15/39	440,000	635,548
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	704,656
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	255,000	255,497
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	100,000	103,833
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	165,000	172,710
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	215,000	214,280
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	100,000	162,186
Dell International, LLC/EMC Corp. company guaranty sr. notes 6.02%, 6/15/26	328,000	390,165
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	75,000	76,688
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes 8.50%, 4/15/24	240,000	245,100
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	105,000	114,910
Fidelity National Information Services, Inc. sr. unsec. bonds 2.25%, 3/1/31	195,000	193,556

Dynamic Asset Allocation Balanced Fund 61

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Technology cont.
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	$455,000	$495,470
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,269,172
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	769,530
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	861,762
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	405,000	418,980
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	360,000	380,490
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	245,000	256,204
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,818,000	1,879,444
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	85,000	81,792
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,299,837
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	392,000	394,191
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	440,000	455,065
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	1,099,000	1,110,009
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,705,000	1,820,722
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	270,893
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,651,000	1,688,354
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	255,000	238,764
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	185,000	195,064
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	305,000	301,950
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	665,000	672,743
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	665,000	663,331
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	665,000	669,549
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	720,000	675,303
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	95,000	99,750
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	170,000	170,425
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	122,857
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	230,000	235,290
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	483,000	472,262
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	130,000	143,978
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	360,000	358,200
		33,608,291
Transportation (0.1%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada)	25,000	25,094
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	230,000	247,825
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	230,000	241,788
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	557,520
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	360,000	401,400

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Transportation cont.
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	$254,000	$275,817
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	450,000	479,692
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	93,011
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	92,363
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	630,000	674,100
		3,088,610
Utilities and power (0.8%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	848,000	836,334
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	1,130,000	1,282,580
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	110,000	110,099
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	61,200
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	90,000	91,350
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	98,000	100,816
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	350,000	357,000
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	50,000	50,000
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	24,625
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	185,815
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	275,000	315,955
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	835,000	950,559
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	1,055,440
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	210,000	304,631
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	943,722
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	308,000	324,134
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	815,000	949,131
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	592,000	663,645
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,540,000	1,497,650
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	1,410,000	1,523,590
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	254,000	279,152
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	113,000	118,446
Energy Transfer LP sr. unsec. unsub. bonds 6.125%, 12/15/45	82,000	104,337
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	417,000	435,687
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,680,000	1,903,133
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	265,000	297,259
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	300,000	310,261

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (14.3%)* cont.	Principal amount	Value
Utilities and power cont.
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	$107,000	$153,512
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	36,000	37,294
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	160,000	177,023
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	535,000	570,779
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	255,000	252,131
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	106,375
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	450,000	456,139
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	238,589
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	864,539
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	220,000	225,854
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	115,000	112,229
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	60,000	62,278
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	2,180,000	2,172,388
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	217,025
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	526,000	560,587
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	481,000	505,928
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	135,000	139,733
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	295,000	303,098
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	155,000	159,991
		22,392,043
Total corporate bonds and notes (cost $368,831,181)		$390,675,077

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.7%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.7%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$1,043,144	$1,154,025
5.00%, 5/20/49	37,538	41,546
4.70%, with due dates from 5/20/67 to 8/20/67	173,497	190,021
4.642%, 6/20/67	72,521	80,162
4.50%, with due dates from 5/15/47 to 5/20/49	404,770	453,560
4.48%, 3/20/67	86,484	95,777
3.00%, TBA, 10/1/51	29,000,000	30,301,938
3.00%, with due dates from 7/20/50 to 10/20/50	38,394,719	40,080,145
		72,397,174
U.S. Government Agency Mortgage Obligations (10.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	194,222	213,771
3.00%, with due dates from 2/1/47 to 1/1/48	13,493,811	14,198,521
2.50%, with due dates from 5/1/51 to 8/1/51	7,700,758	7,990,219

64 Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.7%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.50%, 5/1/49	$9,000	$9,831
4.00%, 1/1/57	1,008,663	1,121,061
4.00%, with due dates from 6/1/48 to 4/1/49	12,371,645	13,257,508
3.50%, 6/1/56	1,679,304	1,839,043
3.00%, with due dates from 4/1/46 to 11/1/48	16,696,315	17,649,781
2.50%, with due dates from 7/1/50 to 8/1/51	42,170,375	43,578,578
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/51	11,000,000	12,303,425
4.50%, TBA, 10/1/51	1,000,000	1,081,445
4.00%, TBA, 10/1/51	7,000,000	7,500,664
3.50%, TBA, 10/1/51	45,000,000	47,620,881
2.50%, TBA, 11/1/51	29,000,000	29,843,946
2.50%, TBA, 10/1/51	29,000,000	29,902,854
2.50%, TBA, 10/1/36	45,000,000	46,884,353
		274,995,881
Total U.S. government and agency mortgage obligations (cost $345,792,649)		$347,393,055

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 4.25%, 11/15/40 [i]	$116,000	$161,295
U.S. Treasury Notes
1.625%, 9/30/26 [i]	121,000	124,762
1.25%, 4/30/28 [i]	156,000	156,763
0.75%, 4/30/26 [i]	153,000	152,315
0.375%, 12/31/25 [i]	219,000	214,782
Total U.S. treasury obligations (cost $809,917)		$809,917

MORTGAGE-BACKED SECURITIES (4.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (1.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 25.456%, 4/15/37	$48,085	$85,682
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 23.49%, 11/15/35	29,857	51,403
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.732%, 6/15/34	29,084	34,030
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 4/15/44	7,577,447	1,317,231
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	4,801,741	1,009,567
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	11,434,955	2,158,348
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	7,539,185	1,245,620
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	8,580,344	1,522,328
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	6,779,038	1,184,079
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	12,323,171	2,334,423
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	7,309,883	1,241,218
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	10,350,318	1,376,183
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	4,796,268	819,943

Dynamic Asset Allocation Balanced Fund 65

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	$10,265,136	$1,486,621
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	13,913,743	1,535,091
REMICs Ser. 3391, PO, zero %, 4/15/37	3,632	3,350
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%), zero %, 2/15/36	5,458	4,803
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 39.384%, 7/25/36	15,714	30,648
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 23.885%, 6/25/37	36,145	63,680
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 19.857%, 12/25/35	23,990	35,985
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 9/25/47	7,327,234	1,344,731
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/25/49	5,688,615	1,175,951
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	11,915,169	1,804,028
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	7,586,950	1,340,793
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	7,966,124	1,504,534
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	5,946,000	800,852
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	9,890,322	1,162,680
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	11,006,979	1,055,982
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	7,760,865	1,044,688
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	12,040	11,076
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	975	887
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,414	1,329
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	2,740	2,548
Government National Mortgage Association
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 6/20/49	59,387	7,558
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,019,918	202,529
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	211,407	40,167
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	21,791	2,220
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	42,117	6,987
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,991,476	150,237
Ser. 13-14, IO, 3.50%, 12/20/42	431,338	40,774
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	9,949,758	1,312,174
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	152,487	839
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	149,507	538
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	4,394,483	640,554
Ser. 16-H16, Class EI, IO, 2.194%, 6/20/66 W	2,666,355	187,445
FRB Ser. 16-H16, Class LI, IO, 2.104%, 7/20/66 W	19,229,064	1,361,057
Ser. 15-H25, Class BI, IO, 1.875%, 10/20/65 W	3,680,229	253,200
Ser. 15-H26, Class EI, IO, 1.721%, 10/20/65 W	2,139,803	129,030
		33,125,621
Commercial mortgage-backed securities (1.8%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.086%, 5/15/53 W	5,258,795	363,843
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 1.18%, 7/17/26	592,000	592,000

66 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	$96,139	$1
BANK FRB Ser. 17-BNK8, Class B, 4.062%, 11/15/50 W	501,000	545,746
Barclays Commercial Mortgage Trust Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	874,000	937,964
BBCMS Mortgage Trust 144A Ser. 21-C11, Class D, 2.00%, 9/15/54	477,000	402,296
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class X1, IO, 0.763%, 12/11/38 W	103,083	361
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	415,000	479,351
Ser. 19-B11, Class AS, 3.784%, 5/15/52	437,000	484,596
Ser. 19-B13, Class AM, 3.183%, 8/15/57	381,000	406,383
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.134%, 5/15/38 (Cayman Islands)	827,000	827,378
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	724,000	786,728
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	169,000	182,408
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.887%, 12/15/47 W	254,000	256,794
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS, 4.026%, 5/10/47	618,000	655,705
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.26%, 3/10/47 W	402,000	426,774
FRB Ser. 12-GC8, Class XA, IO, 1.892%, 9/10/45 W	5,522,528	43,103
FRB Ser. 06-C5, Class XC, IO, 0.607%, 10/15/49 W	3,827,627	40
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.045%, 11/10/46 W	790,000	838,768
FRB Ser. 14-CR18, Class C, 4.914%, 7/15/47 W	346,000	352,903
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	437,657
FRB Ser. 14-UBS6, Class C, 4.592%, 12/10/47 W	500,000	521,039
FRB Ser. 15-LC21, Class B, 4.478%, 7/10/48 W	476,000	519,792
Ser. 15-DC1, Class AM, 3.724%, 2/10/48	479,000	510,301
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	965,782
FRB Ser. 14-CR18, Class XA, IO, 1.165%, 7/15/47 W	2,035,719	47,127
FRB Ser. 14-CR19, Class XA, IO, 1.112%, 8/10/47 W	5,478,378	123,484
FRB Ser. 13-CR11, Class XA, IO, 1.078%, 8/10/50 W	5,671,356	84,186
FRB Ser. 14-UBS6, Class XA, IO, 1.025%, 12/10/47 W	5,960,190	131,041
FRB Ser. 14-LC17, Class XA, IO, 0.88%, 10/10/47 W	4,732,887	85,220
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	932,000	937,096
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.048%, 1/15/49 W	3,065,589	1
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	376,000	422,110
FRB Ser. 15-C1, Class C, 4.404%, 4/15/50 W	1,318,000	1,262,058
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,203,795
Ser. 19-C17, Class AS, 3.278%, 9/15/52	389,000	416,371
FRB Ser. 20-C19, Class XA, IO, 1.237%, 3/15/53 W	10,597,178	813,185

Dynamic Asset Allocation Balanced Fund 67

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.904%, 4/15/50 W	$501,000	$371,718
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.50%, 12/15/49 W	1,264,000	1,099,412
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.545%, 8/10/44 W	2,098,000	2,091,706
Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates FRB Ser. K131, Class X1, IO, 0.729%, 7/25/31 W	10,527,000	672,675
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.625%, 2/10/46 W	3,741,326	57,531
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.141%, 1/10/47 W	560,000	291,200
FRB Ser. 14-GC22, Class C, 4.845%, 6/10/47 W	931,000	968,453
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	670,000	727,068
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	542,000	585,143
Ser. 19-GC40, Class AS, 3.412%, 7/10/52	374,000	404,620
FRB Ser. 13-GC12, Class XA, IO, 1.533%, 6/10/46 W	2,189,828	36,491
FRB Ser. 14-GC22, Class XA, IO, 1.104%, 6/10/47 W	4,336,251	80,132
FRB Ser. 14-GC24, Class XA, IO, 0.852%, 9/10/47 W	8,915,606	161,372
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.187%, 8/10/43 W	630,000	465,228
Ser. 12-GC6, Class AS, 4.948%, 1/10/45	266,668	267,462
FRB Ser. 13-GC14, Class B, 4.897%, 8/10/46 W	436,000	460,805
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	636,000	645,545
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.705%, 9/15/47 W	370,000	364,539
FRB Ser. 13-C12, Class B, 4.235%, 7/15/45 W	435,000	447,050
FRB Ser. 13-C12, Class C, 4.235%, 7/15/45 W	738,000	755,260
Ser. 16-C1, Class AS, 3.97%, 3/15/49	423,000	452,484
FRB Ser. 15-C33, Class XA, IO, 1.059%, 12/15/48 W	5,432,060	180,332
FRB Ser. 14-C25, Class XA, IO, 0.98%, 11/15/47 W	6,659,429	146,228
FRB Ser. 14-C19, Class XA, IO, 0.814%, 4/15/47 W	4,690,585	63,778
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.189%, 12/15/46 W	334,000	354,300
Ser. 12-C6, Class AS, 4.117%, 5/15/45	811,000	822,233
Ser. 13-C10, Class AS, 3.372%, 12/15/47	380,000	391,803
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	731,000	753,574
FRB Ser. 06-LDP8, Class X, IO, 0.23%, 5/15/45 W	142,648	1
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.872%, 11/15/43 W	255,770	253,468
FRB Ser. 12-C6, Class E, 5.31%, 5/15/45 W	695,000	527,791
FRB Ser. 12-C8, Class D, 4.828%, 10/15/45 W	544,000	521,203
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, 0.253%, 2/15/40 W	47,499	1
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.317%, 4/20/48 W	1,276,000	1,304,289
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	18,514	—
FRB Ser. 06-C4, Class X, IO, 6.11%, 7/15/45 W	15,274	—

68 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.218%, 2/15/47 W	$468,000	$501,320
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	1,106,000	1,103,493
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	306,000	327,576
FRB Ser. 15-C24, Class B, 4.488%, 5/15/48 W	375,000	405,188
FRB Ser. 14-C17, Class XA, IO, 1.214%, 8/15/47 W	3,195,500	66,316
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.757%, 11/15/45 W	491,000	488,278
FRB Ser. 13-C9, Class D, 4.247%, 5/15/46 W	441,000	406,161
Morgan Stanley Capital I Trust FRB Ser. 16-BNK2, Class C, 4.023%, 11/15/49 W	818,000	828,400
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.382%, 6/11/49 W	1,049,662	1,066,100
FRB Ser. 11-C3, Class D, 5.467%, 7/15/49 W	324,000	323,190
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M7, 1.786%, 10/15/49	504,330	502,093
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	417,718	4
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.734%, 5/10/45 W	755,000	767,560
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.728%, 12/10/45 W	4,252,398	47,498
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 1.187%, 6/16/36	315,247	315,247
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.453%, 11/15/48 W	1,358,882	9
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.443%, 7/15/46 W	501,000	446,154
Ser. 19-C49, Class AS, 4.244%, 3/15/52	1,088,000	1,232,959
FRB Ser. 16-LC25, Class AS, 4.093%, 12/15/59 W	657,000	723,073
FRB Ser. 14-LC16, Class XA, IO, 1.243%, 8/15/50 W	10,383,512	241,931
FRB Ser. 16-LC25, Class XA, IO, 1.106%, 12/15/59 W	8,604,660	304,321
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.443%, 7/15/46 W	521,000	239,732
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,270,000	1,345,756
FRB Ser. 13-C11, Class C, 4.325%, 3/15/45 W	505,000	519,925
Ser. 13-C11, Class AS, 3.311%, 3/15/45	455,000	466,228
FRB Ser. 14-C22, Class XA, IO, 0.941%, 9/15/57 W	23,177,156	448,177
FRB Ser. 13-C14, Class XA, IO, 0.806%, 6/15/46 W	10,611,203	83,144
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.513%, 3/15/44 W	957,821	467,800
Ser. 11-C4, Class E, 5.023%, 6/15/44 W	138,000	100,601
FRB Ser. 12-C9, Class D, 4.969%, 11/15/45 W	546,000	537,360
FRB Ser. 13-C15, Class D, 4.65%, 8/15/46 W	599,000	342,645
FRB Ser. 12-C9, Class XA, IO, 2.017%, 11/15/45 W	4,350,475	51,212
FRB Ser. 12-C10, Class XA, IO, 1.635%, 12/15/45 W	4,241,332	46,430
		48,534,163

Dynamic Asset Allocation Balanced Fund 69

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) (1.4%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.276%, 5/25/47	$1,334,444	$780,485
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.055%, 1/25/49 W	166,827	169,179
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	270,432	273,782
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 0.762%, 4/20/35	179,181	178,382
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.60%), 0.686%, 9/25/45	140,694	135,770
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.586%, 10/25/29 (Bermuda)	502,000	505,093
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	594,000	594,023
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	500,000	511,362
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.751%, 5/25/35 W	255,086	259,782
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	129,699	130,477
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.032%, 6/25/46	598,009	550,128
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.744%, 11/20/35	241,221	230,960
FRB Ser. 06-24CB, Class A19, (1 Month US LIBOR + 0.50%), 0.586%, 8/25/36	432,467	198,213
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	966,888	876,033
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.267%, 2/20/47	550,073	429,644
Credit Suisse Mortgage Trust 144A Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	341,409	342,048
CSMC Trust 144A Ser. 21-RPL7, Class A1, 1.926%, 9/1/51	338,000	338,000
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	125,536	125,988
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%), 3.086%, 11/25/28	190,000	191,766
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.786%, 11/25/28 (Bermuda)	357,894	359,115
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.436%, 9/25/28	352,666	370,942
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 5.634%, 7/25/28	1,064,846	1,116,865
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.236%, 11/25/28	622,464	642,561
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.086%, 12/25/28	886,476	929,831
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/24	65,278	65,762

70 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 4.786%, 4/25/28	$601,387	$622,178
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 4.736%, 10/25/28	2,830,387	2,932,894
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.536%, 10/25/29	413,000	427,866
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 9/25/30	307,916	311,910
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1, (1 Month US LIBOR + 1.20%), 1.286%, 10/25/29	153,760	153,810
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 1/25/49	166,698	168,923
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.536%, 3/25/49	16,721	16,951
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.486%, 2/25/47	207,000	211,011
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.436%, 2/25/49	159,986	161,134
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 10/25/48	105,900	107,284
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.35%, 8/25/33	691,000	707,912
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.186%, 9/25/48	507,000	514,605
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 1.986%, 1/25/50	193,563	194,160
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.086%, 2/25/47	1,237,000	1,238,546
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2AS, (1 Month US LIBOR + 0.90%), 0.986%, 10/25/48	18,000	18,000
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.90%, 9/25/41	140,000	140,098
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.036%, 8/25/28	562,496	595,866
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.836%, 8/25/28	1,295,674	1,369,232
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.086%, 9/25/28	904,975	947,396
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.986%, 10/25/28	531,504	557,557
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.786%, 4/25/28	1,053,301	1,111,508
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.636%, 4/25/28	1,011,725	1,060,731
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 7/25/25	84,727	85,429
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 11/25/24	35,776	36,474

Dynamic Asset Allocation Balanced Fund 71

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 4.986%, 11/25/24	$187,533	$194,530
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.536%, 1/25/29	777,325	806,443
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.436%, 5/25/29	212,328	221,121
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.386%, 2/25/25	98,405	100,158
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 4/25/29	339,042	351,780
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 1/25/29	1,762,223	1,826,435
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	45,025	45,814
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	68,462	68,948
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.636%, 7/25/29	643,509	662,334
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.986%, 7/25/24	153,496	155,935
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2, (1 Month US LIBOR + 2.60%), 2.686%, 5/25/24	166,626	169,415
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2, (1 Month US LIBOR + 2.55%), 2.636%, 12/25/30	220,181	223,838
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 2.436%, 1/25/31	346,091	350,634
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.336%, 7/25/29	310,000	310,969
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.236%, 11/25/39	127,934	128,577
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.186%, 9/25/39	438,182	439,277
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.136%, 1/25/40	577,847	580,849
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.686%, 10/25/28 (Bermuda)	160,397	160,712
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	379,779	386,421
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	563,159	567,100
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	520,336	524,493
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 0.886%, 2/25/34	556,624	556,657
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.824%, 2/25/35 W	113,371	115,232
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 0.911%, 8/25/34	74,095	73,545
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.91%, 8/26/47 W	160,000	154,438

72 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%), 0.986%, 1/25/48	$371,927	$372,816
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month US LIBOR + 1.55%), 1.636%, 7/25/28 (Bermuda)	42,343	42,643
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1, 3.072%, 12/26/59	346,822	348,063
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.136%, 10/25/34	540,000	536,618
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	886,000	889,896
Starwood Mortgage Residential Trust 144A Ser. 20-3, Class A3, 2.591%, 4/25/65 W	757,000	756,998
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.936%, 5/25/47	525,478	465,839
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	282,000	294,691
Triangle Re, Ltd. 144A FRB Ser. 21-2, Class M1A, (1 Month US LIBOR + 2.05%), 2.136%, 10/25/33 (Bermuda)	707,000	713,316
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 2.993%, 12/25/36 W	407,892	396,966
FRB Ser. 05-AR12, Class 1A8, 2.808%, 10/25/35 W	529,778	523,228
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.046%, 7/25/45	206,063	196,460
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%), 0.886%, 8/25/45	184,928	185,135
		38,895,990
Total mortgage-backed securities (cost $123,326,741)		$120,555,774

COLLATERALIZED LOAN OBLIGATIONS (1.1%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 19-5A, Class A1, (BBA LIBOR USD 3 Month + 1.39%), 1.516%, 1/15/33 (Cayman Islands)	$881,000	$882,126
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.27%, 4/23/34 (Cayman Islands)	331,000	331,309
AB BSL CLO 1, Ltd. 144A FRB Ser. 20-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.50%), 1.626%, 1/15/33 (Cayman Islands)	881,000	882,286
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.23%, 4/15/34 (Cayman Islands)	393,000	393,177
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 10/20/34 (Cayman Islands) ##	688,000	688,000
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 7/20/34 (Cayman Islands)	200,000	200,108
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.188%, 4/20/34 (Cayman Islands)	461,000	461,142
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.346%, 4/15/33	1,100,000	1,101,857
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.249%, 4/20/34 (Cayman Islands)	250,000	250,233
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.255%, 7/18/34 (Cayman Islands)	354,000	354,253

Dynamic Asset Allocation Balanced Fund 73

COLLATERALIZED LOAN OBLIGATIONS (1.1%)* cont.	Principal amount	Value
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.196%, 4/15/34 (Cayman Islands)	$750,000	$750,347
Balboa Bay Loan Funding, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.35%), 1.484%, 1/20/32	881,000	884,258
Canyon Capital CLO, Ltd. 144A FRB Ser. 19-2A, Class A, (BBA LIBOR USD 3 Month + 1.37%), 1.496%, 10/15/32	377,000	377,116
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 1.159%, 4/30/31	631,000	631,463
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (BBA LIBOR USD 3 Month + 1.11%), 1.244%, 4/20/32 (Cayman Islands)	421,000	421,470
Cedar Funding II CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (BBA LIBOR USD 3 Month + 1.08%), 1.214%, 4/20/34	600,000	600,560
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 20-29A, Class A1N, (BBA LIBOR USD 3 Month + 1.70%), 1.834%, 7/20/31	233,000	233,513
Crestline Denali CLO XVII, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.06%), 1.186%, 10/15/31 (Cayman Islands)	440,000	440,023
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/29	750,000	750,026
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 4/20/34	400,000	400,435
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.366%, 4/15/33 (Cayman Islands)	700,000	701,870
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.267%, 10/20/34 (Cayman Islands)	430,000	431,503
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.326%, 4/16/34 (Cayman Islands)	581,000	582,258
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 19-5A, Class A, (BBA LIBOR USD 3 Month + 1.30%), 1.434%, 10/20/32	281,000	281,000
Golub Capital Partners 48 LP 144A FRB Ser. 20-48A, Class A1, (BBA LIBOR USD 3 Month + 1.31%), 1.444%, 4/17/33	361,000	361,478
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.16%), 1.285%, 1/27/31 (Cayman Islands)	801,000	801,193
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/31 (Cayman Islands)	498,107	497,901
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 1.306%, 7/15/34 (Cayman Islands)	350,000	350,375
HalseyPoint CLO 3, Ltd. 144A FRB Ser. 20-3A, Class A1A, (BBA LIBOR USD 3 Month + 1.45%), 1.579%, 11/30/32 (Cayman Islands)	1,170,000	1,173,835
Kayne CLO 6, Ltd. 144A FRB Ser. 19-6A, Class A1, (BBA LIBOR USD 3 Month + 1.38%), 1.514%, 1/20/33	250,000	250,186
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A, (BBA LIBOR USD 3 Month + 0.75%), 0.876%, 4/15/29	528,476	528,495
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	307,000	306,996
Northwoods Capital XVII, Ltd. 144A FRB Ser. 18-17A, Class A, (BBA LIBOR USD 3 Month + 1.06%), 1.198%, 4/22/31 (Cayman Islands)	275,000	274,463
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 7/15/34 (Cayman Islands)	508,000	508,364
OCP CLO, Ltd. 144A FRB Ser. 21-19A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 10/20/34 (Cayman Islands)	680,000	681,986
Octagon Investment Partners 54, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.12%), 1.253%, 7/15/34 (Cayman Islands)	250,000	250,184

74 Dynamic Asset Allocation Balanced Fund

COLLATERALIZED LOAN OBLIGATIONS (1.1%)* cont.	Principal amount	Value
OZLM IX, Ltd. 144A FRB Ser. 18-9A, Class A1AR, (BBA LIBOR USD 3 Month + 1.28%), 1.414%, 10/20/31 (Cayman Islands)	$922,945	$922,945
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD 3 Month + 1.25%), 1.379%, 10/30/30	741,890	742,066
Palmer Square Loan Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 0.80%), 0.928%, 10/15/29 (Cayman Islands) ##	700,000	700,000
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.226%, 1/15/34	623,000	623,964
Riserva CLO, Ltd. 144A FRB Ser. 21-3A, Class ARR, (BBA LIBOR USD 3 Month + 1.06%), 1.194%, 1/18/34 (Cayman Islands)	513,000	512,228
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD 3 Month + 1.36%), 1.486%, 1/15/36	561,000	562,680
Shackleton CLO, Ltd. 144A FRB Ser. 20-11A, Class AR, (BBA LIBOR USD 3 Month + 1.09%), 1.215%, 8/15/30 (Cayman Islands)	498,000	498,234
Signal Peak CLO 8, Ltd. 144A FRB Ser. 20-8A, Class A, (BBA LIBOR USD 3 Month + 1.27%), 1.404%, 4/20/33 (Cayman Islands)	523,000	524,109
Sound Point CLO II, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.07%), 1.195%, 1/26/31 (Cayman Islands)	508,000	508,314
Sound Point CLO XXIX, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.21%, 4/25/34 (Cayman Islands)	590,000	590,368
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.298%, 7/20/34 (Cayman Islands)	508,000	508,182
Trinitas CLO XVI, Ltd. 144A FRB Ser. 21-16A, Class A1, (BBA LIBOR USD 3 Month + 1.18%), 1.314%, 7/20/34 (Cayman Islands)	1,350,000	1,352,954
Vibrant CLO VIII, Ltd. 144A FRB Ser. 18-8A, Class A1A, (BBA LIBOR USD 3 Month + 1.14%), 1.274%, 1/20/31 (Cayman Islands)	700,000	700,002
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD 3 Month + 0.97%), 1.095%, 4/25/31	250,000	250,295
York CLO-4, Ltd. 144A FRB Ser. 20-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/32 (Cayman Islands)	700,000	700,350
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.616%, 7/15/32	900,000	901,141
Total collateralized loan obligations (cost $29,634,299)		$29,613,621

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)	$510,000	$483,847
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	517,000	534,448
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	450,000	478,125
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)	278,000	314,143
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	500,000	562,500
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	2,270,000	2,576,473
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	990,000	1,116,210
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)	1,300,000	1,373,125

Dynamic Asset Allocation Balanced Fund 75

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)* cont.	Principal amount	Value
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)	$550,000	$585,750
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	880,000	1,077,956
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	520,000	597,312
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,834,000	2,144,056
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	505,000	568,756
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	245,000	271,340
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)	573,000	609,706
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%, 3/13/48 (Senegal)	200,000	202,000
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	1,065,000	1,111,594
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	287,000	300,637
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	229,000	220,923
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	300,000	381,309
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †	731,000	78,583
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25 (Venezuela) (In default) †	1,000	108
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †	1,184,000	127,280
Total foreign government and agency bonds and notes (cost $15,228,072)		$15,716,181

ASSET-BACKED SECURITIES (0.5%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$826,000	$827,074
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.986%, 10/25/53	389,000	389,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.886%, 11/25/53	234,000	234,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 4/25/55	597,000	597,000
MRA Issuance Trust 144A
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.836%, 2/16/22	986,000	986,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.834%, 2/16/22	782,000	782,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	891,000	891,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.586%, 3/8/22	880,000	880,000
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.286%, 8/15/22	783,000	783,000

76 Dynamic Asset Allocation Balanced Fund

ASSET-BACKED SECURITIES (0.5%)* cont.	Principal amount	Value
MRA Issuance Trust 144A
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	$965,000	$965,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%), 1.236%, 10/15/21	777,000	777,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	986,000	987,969
MSG III Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 6/25/54	231,000	231,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 5/25/55	332,000	332,397
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 2/25/55	421,000	421,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.883%, 4/25/22	999,000	999,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	999,000	999,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 3/25/54	623,000	623,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.736%, 1/26/54	623,000	623,000
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.535%, 3/25/22 W	438,519	440,083
Ser. 21-1, Class A1, 2.24%, 6/25/24	260,000	260,228
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 0.686%, 1/25/46	677,113	676,300
Total asset-backed securities (cost $14,697,217)		$14,704,051

SENIOR LOANS (0.3%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 4/1/28	$174,563	$174,489
Alpha 3 BV bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	129,675	129,486
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 4/22/26	218,574	202,303
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	105,000	108,514
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	193,538	193,977
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	332,488	330,619
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.334%, 1/30/29	140,000	139,265
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 7/31/27	94,762	93,317
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	284,288	283,341
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	406,938	403,051

Dynamic Asset Allocation Balanced Fund 77

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/3/24	$151,441	$148,199
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/30/26	169,042	168,196
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	388,050	386,595
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	94,160	94,143
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	240,000	240,074
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	120,000	123,150
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	198,000	197,911
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	494,735	496,220
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	189,050	189,625
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	151,572	151,496
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	84,363	84,468
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	259,350	259,643
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	144,275	144,546
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	399,000	399,622
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	269,325	271,345
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 6/30/25	202,992	202,738
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	280,000	280,526
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	347,945	348,164
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	170,000	146,625
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	114,742	111,013
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	119,700	119,152
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	221,915	222,019
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 8.50%), 8.584%, 6/26/26	150,000	149,720
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.084%, 6/26/25	395,884	395,678
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.832%, 10/1/25	154,224	153,106
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	332,230	325,965

78 Dynamic Asset Allocation Balanced Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	$119,700	$119,866
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	223,875	225,250
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.833%, 3/2/27	684,614	680,048
Total senior loans (cost $8,838,821)		$8,893,465

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,638	$2,650,367
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	2,634	2,978,448
Total convertible preferred stocks (cost $4,404,514)		$5,628,815

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	$54,801,722	GBP	40,672,200	$321,522
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.16	55,290,246	EUR	47,731,900	313,385
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.16	55,290,246	EUR	47,731,900	367,735
UBS AG
NZD/USD (Put)	Nov-21/0.68	40,996,366	NZD	59,384,900	279,308
Total purchased options outstanding (cost $1,216,192)					$1,281,950

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$129,938
fuboTV, Inc. 144A cv. sr. unsec. notes 3.25%, 2/15/26	$105,000	95,030
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	280,000	247,800
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	106,000	89,919
Total convertible bonds and notes (cost $503,260)		$562,687

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,342	$15,903
Total warrants (cost $6,647)				$15,903

PREFERRED STOCKS (—)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	388	$9,793
Total preferred stocks (cost $9,700)		$9,793

Dynamic Asset Allocation Balanced Fund 79

SHORT-TERM INVESTMENTS (5.6%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.09% [d]	Shares	19,155,555	$19,155,555
Putnam Short Term Investment Fund Class P 0.08% L	Shares	90,503,040	90,503,040
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	1,569,000	1,569,000
U.S. Treasury Bills 0.044%, 3/24/22 ∆		$400,000	399,908
U.S. Treasury Bills 0.043%, 2/17/22 # ∆ §		700,000	699,871
U.S. Treasury Bills 0.043%, 3/3/22 # ∆ §		10,572,001	10,570,034
U.S. Treasury Bills 0.041%, 3/17/22 # ∆ §		5,100,000	5,098,876
U.S. Treasury Bills 0.045%, 4/21/22 ∆		2,400,000	2,399,326
U.S. Treasury Bills 0.035%, 3/10/22 # ∆ §		10,597,000	10,594,763
U.S. Treasury Bills 0.043%, 10/14/21 # ∆ §		5,900,000	5,899,942
U.S. Treasury Bills 0.027%, 10/5/21 # ∆ §		7,300,000	7,299,983
Total short-term investments (cost $154,191,185)			$154,190,298

TOTAL INVESTMENTS
Total investments (cost $2,371,325,271)	$2,967,155,704

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound
NZD	New Zealand Dollar
USD /$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PJSC	Public Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,730,579,123.
†	This security is non-income-producing.

80 Dynamic Asset Allocation Balanced Fund

∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $172,910, or less than 0.1% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $23,096,265 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $6,122,808 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $13,257,787 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $408,889,492 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Balanced Fund 81

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $824,287,660)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	10/20/21	$9,227,450	$8,987,026	$(240,424)
	British Pound	Buy	12/15/21	3,549,684	3,651,015	(101,331)
	Canadian Dollar	Sell	10/20/21	2,077,706	2,081,776	4,070
	Euro	Sell	12/15/21	6,518,982	6,643,041	124,059
	Hong Kong Dollar	Buy	11/17/21	1,051,428	1,051,805	(377)
	Japanese Yen	Buy	11/17/21	6,413,561	6,484,669	(71,108)
	New Zealand Dollar	Sell	10/20/21	9,657,316	9,742,771	85,455
	Swedish Krona	Buy	12/15/21	1,276,259	1,315,888	(39,629)
	Swiss Franc	Sell	12/15/21	42,461	73,320	30,859
Barclays Bank PLC
	Australian Dollar	Sell	10/20/21	5,508,721	5,567,876	59,155
	British Pound	Buy	12/15/21	1,794,515	1,799,600	(5,085)
	Canadian Dollar	Sell	10/20/21	1,358,873	1,374,063	15,190
	Euro	Buy	12/15/21	922,831	1,009,559	(86,728)
	Hong Kong Dollar	Sell	11/17/21	1,918,202	1,918,945	743
	Japanese Yen	Buy	11/17/21	3,422,086	3,422,374	(288)
	New Zealand Dollar	Sell	10/20/21	3,608,844	3,634,270	25,426
	Swedish Krona	Buy	12/15/21	3,283,394	3,343,767	(60,373)
	Swiss Franc	Sell	12/15/21	10,364,334	10,527,131	162,797
Citibank, N.A.
	Australian Dollar	Sell	10/20/21	376,753	266,841	(109,912)
	British Pound	Buy	12/15/21	4,779,311	4,894,848	(115,537)
	Canadian Dollar	Buy	10/20/21	6,556,730	6,580,220	(23,490)
	Chinese Yuan (Offshore)	Sell	11/17/21	6,613,121	6,548,538	(64,583)
	Danish Krone	Sell	12/15/21	1,231,389	1,260,514	29,125
	Euro	Buy	12/15/21	2,983,222	3,048,162	(64,940)
	Japanese Yen	Buy	11/17/21	1,590,301	1,586,343	3,958
	New Zealand Dollar	Sell	10/20/21	9,840,450	9,942,599	102,149
	Swiss Franc	Sell	12/15/21	8,866,347	8,984,838	118,491
Credit Suisse International
	Australian Dollar	Buy	10/20/21	74,975	66,796	8,179
	British Pound	Sell	12/15/21	9,700,788	9,959,368	258,580
	Canadian Dollar	Sell	10/20/21	2,234,262	2,259,066	24,804
	Euro	Sell	12/15/21	3,843,989	3,936,557	92,568
	New Zealand Dollar	Buy	10/20/21	3,497,914	3,566,335	(68,421)
Goldman Sachs International
	Australian Dollar	Sell	10/20/21	11,765,093	12,336,828	571,735
	British Pound	Buy	12/15/21	23,399,180	24,181,292	(782,112)
	Canadian Dollar	Buy	10/20/21	23,292,773	23,261,315	31,458
	Chinese Yuan (Offshore)	Buy	11/17/21	18,205,398	18,076,980	128,418
	Euro	Buy	12/15/21	31,313,500	31,995,049	(681,549)
	Japanese Yen	Buy	11/17/21	6,330,673	6,645,454	(314,781)
	New Zealand Dollar	Sell	10/20/21	6,771,483	6,773,116	1,633
	Norwegian Krone	Sell	12/15/21	15,030,163	15,166,034	135,871

82 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $824,287,660) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	Swedish Krona	Buy	12/15/21	$12,284,704	$12,510,628	$(225,924)
	Swiss Franc	Buy	12/15/21	727,871	682,599	45,272
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/20/21	4,215,282	4,258,613	43,331
	British Pound	Sell	12/15/21	10,167,305	10,445,303	277,998
	Canadian Dollar	Buy	10/20/21	988,522	1,010,272	(21,750)
	Chinese Yuan (Offshore)	Sell	11/17/21	6,613,136	6,549,247	(63,889)
	Euro	Buy	12/15/21	7,121,403	7,296,735	(175,332)
	Hong Kong Dollar	Sell	11/17/21	4,811,043	4,812,760	1,717
	Japanese Yen	Sell	11/17/21	1,235,162	1,245,424	10,262
	New Zealand Dollar	Sell	10/20/21	3,551,757	3,576,516	24,759
	Swiss Franc	Sell	12/15/21	4,249,297	4,330,996	81,699
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/20/21	11,246,994	11,481,001	(234,007)
	British Pound	Sell	12/15/21	258,054	104,067	(153,987)
	Canadian Dollar	Buy	10/20/21	5,708,816	5,739,230	(30,414)
	Euro	Sell	12/15/21	4,281,682	4,404,119	122,437
	Japanese Yen	Sell	11/17/21	15,815,047	15,929,690	114,643
	New Zealand Dollar	Buy	10/20/21	27,415,753	27,635,015	(219,262)
	Norwegian Krone	Buy	12/15/21	7,046,722	7,127,674	(80,952)
	Singapore Dollar	Buy	11/17/21	1,791,857	1,800,266	(8,409)
	South Korean Won	Sell	11/17/21	11,291,817	11,660,093	368,276
	Swedish Krona	Buy	12/15/21	3,765,488	3,797,934	(32,446)
	Swiss Franc	Sell	12/15/21	6,673,060	6,800,107	127,047
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/20/21	18,048,432	18,299,282	(250,850)
	British Pound	Buy	12/15/21	15,493,852	15,882,611	(388,759)
	Canadian Dollar	Sell	10/20/21	3,177,073	3,228,602	51,529
	Euro	Buy	12/15/21	9,377,844	9,618,056	(240,212)
	Japanese Yen	Buy	11/17/21	7,155,280	7,231,796	(76,516)
	New Zealand Dollar	Sell	10/20/21	13,777,044	13,737,048	(39,996)
	Norwegian Krone	Buy	12/15/21	7,724,812	7,731,733	(6,921)
	Swedish Krona	Buy	12/15/21	18,602,014	18,959,141	(357,127)
	Swiss Franc	Sell	12/15/21	960,067	968,040	7,973
NatWest Markets PLC
	Australian Dollar	Buy	10/20/21	11,263,695	11,384,044	(120,349)
	British Pound	Buy	12/15/21	1,707,465	1,736,152	(28,687)
	Canadian Dollar	Buy	10/20/21	2,680,325	2,711,983	(31,658)
	Euro	Sell	12/15/21	6,378,498	6,532,924	154,426
	Japanese Yen	Sell	11/17/21	1,758,288	1,772,775	14,487
	New Zealand Dollar	Sell	10/20/21	15,795,111	15,950,132	155,021
	Norwegian Krone	Buy	12/15/21	3,865,373	3,866,831	(1,458)
	Swedish Krona	Buy	12/15/21	1,662,751	1,693,593	(30,842)
	Swiss Franc	Buy	12/15/21	3,666,442	3,736,688	(70,246)

Dynamic Asset Allocation Balanced Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $824,287,660) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/20/21	$8,967,894	$9,040,419	$72,525
	British Pound	Sell	12/15/21	10,603,773	10,760,486	156,713
	Canadian Dollar	Buy	10/20/21	10,907,146	10,774,160	132,986
	Euro	Buy	12/15/21	11,819,084	12,250,127	(431,043)
	Hong Kong Dollar	Sell	11/17/21	11,284,805	11,288,426	3,621
	Japanese Yen	Sell	11/17/21	34,383,898	34,445,195	61,297
	New Zealand Dollar	Buy	10/20/21	2,937,259	2,819,355	117,904
	Norwegian Krone	Sell	12/15/21	5,632,315	5,672,563	40,248
	Swedish Krona	Sell	12/15/21	3,015,365	3,070,866	55,501
	Swiss Franc	Buy	12/15/21	297,985	262,060	35,925
Toronto-Dominion Bank
	Australian Dollar	Buy	10/20/21	3,559,236	3,630,949	(71,713)
	British Pound	Sell	12/15/21	754,756	860,739	105,983
	Canadian Dollar	Sell	10/20/21	304,586	291,288	(13,298)
	Chinese Yuan (Offshore)	Sell	11/17/21	6,613,121	6,548,179	(64,942)
	Euro	Buy	12/15/21	201,503	206,363	(4,860)
	Japanese Yen	Buy	11/17/21	13,035,326	13,143,559	(108,233)
	New Zealand Dollar	Sell	10/20/21	6,058,274	6,122,138	63,864
	Norwegian Krone	Buy	12/15/21	11,606,934	11,724,955	(118,021)
	Swedish Krona	Sell	12/15/21	457,006	419,664	(37,342)
UBS AG
	Australian Dollar	Buy	10/20/21	9,220,437	9,446,684	(226,247)
	British Pound	Sell	12/15/21	12,329,295	12,590,806	261,511
	Canadian Dollar	Buy	10/20/21	2,410,002	2,315,471	94,531
	Euro	Buy	12/15/21	17,226,375	17,611,743	(385,368)
	Hong Kong Dollar	Sell	11/17/21	227,514	227,596	82
	Japanese Yen	Buy	11/17/21	14,604,351	14,812,769	(208,418)
	New Zealand Dollar	Sell	10/20/21	9,319,901	9,351,765	31,864
	Norwegian Krone	Sell	12/15/21	8,200,534	8,264,343	63,809
	Swedish Krona	Buy	12/15/21	2,663,975	2,707,636	(43,661)
	Swiss Franc	Sell	12/15/21	13,128,436	13,362,223	233,787
WestPac Banking Corp.
	British Pound	Buy	12/15/21	1,571,903	1,613,731	(41,828)
	Canadian Dollar	Sell	10/20/21	458,142	463,279	5,137
	Euro	Sell	12/15/21	4,782,365	4,898,293	115,928
	Japanese Yen	Buy	11/17/21	6,673,019	6,727,895	(54,876)
	New Zealand Dollar	Sell	10/20/21	4,330,474	4,356,226	25,752
Unrealized appreciation						5,294,568
Unrealized (depreciation)						(7,530,511)
Total						$(2,235,943)
* The exchange currency for all contracts listed is the United States Dollar.

84 Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	103	$11,748,638	$11,675,050	Dec-21	$(517,671)
MSCI EAFE Index (Short)	147	16,767,474	16,662,450	Dec-21	717,860
MSCI Emerging Markets Index (Long)	99	6,202,830	6,165,720	Dec-21	(260,248)
NASDAQ 100 Index E-Mini (Long)	41	12,039,650	12,039,650	Dec-21	(761,542)
Russell 2000 Index E-Mini (Long)	1,019	112,312,753	112,130,760	Dec-21	(2,261,350)
S&P 500 Index E-Mini (Long)	16	3,446,032	3,438,200	Dec-21	(164,473)
S&P 500 Index E-Mini (Short)	1,972	424,723,444	423,758,150	Dec-21	20,085,444
S&P Mid Cap 400 Index E-Mini (Long)	2	528,108	526,640	Dec-21	(15,662)
U.S. Treasury Bond 30 yr (Long)	205	32,639,844	32,639,844	Dec-21	(634,453)
U.S. Treasury Bond Ultra 30 yr (Long)	349	66,680,813	66,680,813	Dec-21	(1,824,907)
U.S. Treasury Note 2 yr (Long)	581	127,851,774	127,851,774	Dec-21	(85,369)
U.S. Treasury Note 2 yr (Short)	425	93,523,242	93,523,242	Dec-21	52,168
U.S. Treasury Note 5 yr (Long)	995	122,128,477	122,128,477	Dec-21	(591,824)
U.S. Treasury Note 5 yr (Short)	1,825	224,004,493	224,004,493	Dec-21	1,082,158
U.S. Treasury Note 10 yr (Long)	411	54,091,453	54,091,453	Dec-21	(585,081)
U.S. Treasury Note Ultra 10 yr (Short)	581	84,390,250	84,390,250	Dec-21	1,174,140
Unrealized appreciation					23,111,770
Unrealized (depreciation)					(7,702,580)
Total					$15,409,190

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $354,797)
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.30	$54,801,722	GBP	40,672,200	$85,436
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.14	55,290,246	EUR	47,731,900	81,774
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.15	55,290,246	EUR	47,731,900	135,240
UBS AG
NZD/USD (Put)	Nov-21/0.66	40,996,366	NZD	59,384,900	91,627
Total					$394,077

TBA SALE COMMITMENTS OUTSTANDING at 9/30/21 (proceeds receivable $107,499,824)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 4.50%, 10/1/51	$2,000,000	10/21/21	$2,132,874
Uniform Mortgage-Backed Securities, 2.50%, 10/1/51	59,000,000	10/14/21	60,836,841
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	18,000,000	11/10/21	18,013,077
Uniform Mortgage-Backed Securities, 2.00%, 10/1/51	26,000,000	10/14/21	26,066,625
Total			$107,049,417

Dynamic Asset Allocation Balanced Fund 85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$65,133,000	$389,495	$77,381	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(728,983)
40,466,000	373,501 E	(436,315)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(62,814)
20,133,000	185,828 E	216,900	12/15/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	31,073
84,436,000	143,541 E	150,016	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	6,475
94,645,000	1,995,117 E	2,296,698	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	301,581
4,913,000	226,588 E	(218,130)	12/15/51	1.65% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	8,458
17,084,000	787,914 E	758,397	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	(29,518)
Total		$2,844,947	$(473,728)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$109,912,505	$109,912,505	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.50%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$(1,825)
107,338,759	107,338,759	—	12/15/25	1 month USD-LIBOR-BBA minus 0.15% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(20,712)
880,050	880,866	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Abbvie Inc. — Monthly	668
1,973,559	1,788,911	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Agilent Technologies, Inc. — Monthly	(184,982)
492,974	480,589	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Amgen Inc — Monthly	(12,468)
215,382	208,680	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Astellas Pharma Inc. — Monthly	(4,188)

86 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$840,823	$894,594	$—	12/15/25	(1 month USD-LIBOR-BBA) — Monthly	AstraZeneca PLC — Monthly	$53,743
660,006	707,139	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Astrazeneca Plc — Monthly	47,021
661,323	672,065	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bayer AG- Reg — Monthly	10,631
743,836	703,513	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Biogen Inc. — Monthly	(40,449)
659,618	629,510	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bristol-Myers Squibb Co. — Monthly	(25,007)
638,616	602,898	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	CSL Ltd. — Monthly	(32,439)
65,487	70,109	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Dajichi Sankyo Co Ltd. — Monthly	4,897
332,540	328,332	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Eisai Co Ltd. — Monthly	(1,455)
513,505	507,617	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eli Lilly & Co. — Monthly	(5,975)
198,175	174,530	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eurofins Scientific — Monthly	(23,678)
193,723	182,596	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Galapagos NV — Monthly	(11,160)
561,881	546,926	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Gilead Sciences Inc — Monthly	(9,491)
934,422	912,574	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Glaxosmithkline Plc — Monthly	(9,368)
123,377	121,379	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Grifols Sa — Monthly	(2,019)
181,249	182,215	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	H Lundbeck A/S — Monthly	935
267,416	259,765	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Hikma Pharmaceuticals PLC — Monthly	(6,274)

Dynamic Asset Allocation Balanced Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$306,404	$288,704	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Hisamitsu Pharmaceutical Co — Monthly	$(15,138)
1,243,018	1,120,700	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Illumina Inc — Monthly	(122,528)
134,322	125,799	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Incyte Corp — Monthly	(8,546)
1,163,166	1,158,778	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ipsen — Monthly	(4,584)
1,870,092	1,732,593	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	IQVIA Holdings, Inc. — Monthly	(137,815)
1,004,761	980,951	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Johnson & Johnson — Monthly	(23,980)
957,160	987,396	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck & Co. Inc. — Monthly	38,619
2,034,622	1,896,894	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck Kgaa — Monthly	(138,072)
1,984,222	1,750,625	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Mettler-Toledo International — Monthly	(233,932)
82,068	79,087	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Novartis Ag-Reg — Monthly	(2,995)
44,342	43,119	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Organon & Co. — Monthly	(1,230)
31,838	31,032	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Orion Oyj-Class B — Monthly	(812)
1,909,505	1,771,024	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perkinelmer Inc. — Monthly	(138,803)
807,697	847,822	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perrigo Co Plc — Monthly	44,288
1,385,094	1,330,643	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Pfizer, Inc. — Monthly	(54,685)
45,719	44,033	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Recordati Industria Chemica — Monthly	(1,694)
113,448	105,301	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Regeneron Pharmaceuticals — Monthly	(8,166)

88 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$838,888	$839,909	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sanofi — Monthly	$879
1,033,335	920,443	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sartorius Stedim Biotech — Monthly	(113,066)
355,940	355,338	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Shionogi & Co Ltd — Monthly	1,634
880,764	837,758	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Sumitomo Dajnippon Pharma Co. — Monthly	(37,872)
676,392	656,889	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Taisho Pharmaceutical Holdin — Monthly	(15,095)
368,366	358,460	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Takeda Pharmaceutical Co Ltd — Monthly	(2,117)
495,009	537,502	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Teva Pharmaceutical-Sp Adr — Monthly	42,409
1,599,369	1,623,149	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Thermo Fisher Scientific Inc — Monthly	24,248
182,405	190,375	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ucb Sa — Monthly	7,939
25,307	24,306	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vertex Pharmaceuticals Inc — Monthly	(1,005)
799,182	788,705	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Viatris, Inc. — Monthly	(10,612)
431,280	413,429	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vifor Pharma AG — Monthly	(17,923)
2,238,956	1,951,930	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Waters Corp. — Monthly	(287,404)
1,497,270	1,425,182	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Zoetis, Inc. — Monthly	(72,341)
JPMorgan Chase Bank N.A.
35,263,587	34,233,871	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	(910,038)
Upfront premium received		—		Unrealized appreciation		277,911
Upfront premium (paid)		—		Unrealized (depreciation)		(2,751,943)
Total		$—		Total	$(2,474,032)
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

Dynamic Asset Allocation Balanced Fund 89

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Sonic Healthcare, Ltd. (Australia)	Health care	18,257	$536,658	0.49%
Electronic Arts, Inc.	Technology	3,724	529,769	0.48%
Roku, Inc.	Technology	1,691	529,762	0.48%
Nintendo Co., Ltd. (Japan)	Consumer cyclicals	1,085	529,553	0.48%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	15,546	527,662	0.48%
Marubeni Corp. (Japan)	Conglomerates	62,805	526,618	0.48%
Take-Two Interactive Software, Inc.	Technology	3,405	524,631	0.48%
Veeva Systems, Inc. Class A	Technology	1,820	524,338	0.48%
AtoS SE (France)	Technology	9,807	524,260	0.48%
Roche Holding AG (Switzerland)	Health care	1,426	523,335	0.48%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	8,493	521,347	0.47%
CyberAgent, Inc. (Japan)	Consumer cyclicals	26,782	521,222	0.47%
Nitori Holdings Co., Ltd. (Japan)	Consumer cyclicals	2,624	521,191	0.47%
Netflix, Inc.	Consumer staples	854	521,128	0.47%
Merck & Co., Inc.	Health care	6,934	520,803	0.47%
Newcrest Mining, Ltd. (Australia)	Basic materials	31,737	519,462	0.47%
Aegon NV (Netherlands)	Financials	100,328	519,134	0.47%
Bank Leumi Le-Israel BM (Israel)	Financials	60,877	519,089	0.47%
MSCI, Inc.	Technology	853	518,865	0.47%
Royal Dutch Shell PLC Class A (United Kingdom)	Energy	23,267	518,836	0.47%
DSV A/S (Denmark)	Transportation	2,162	518,820	0.47%
Brenntag AG (Germany)	Basic materials	5,553	518,304	0.47%
Bank Hapoalim MB (Israel)	Financials	58,600	518,026	0.47%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	27,780	517,932	0.47%
Repsol SA (Spain)	Energy	39,521	517,215	0.47%
GlaxoSmithKline PLC (United Kingdom)	Health care	27,344	517,128	0.47%
FactSet Research Systems, Inc.	Consumer cyclicals	1,310	517,046	0.47%
Valeo (France) (France)	Consumer cyclicals	18,404	516,968	0.47%
Shopify, Inc. Class A (Canada)	Technology	380	516,441	0.47%
Pinterest, Inc. Class A	Technology	10,132	516,248	0.47%
CoStar Group, Inc.	Consumer cyclicals	5,993	515,739	0.47%
Moncler SpA (Italy)	Consumer cyclicals	8,395	515,612	0.47%
Airbnb, Inc. Class A	Consumer staples	3,072	515,318	0.47%
Namco Bandai Holdings, Inc. (Japan)	Consumer cyclicals	6,813	514,225	0.47%
Magna International, Inc. (Canada)	Consumer cyclicals	6,830	513,972	0.47%
Sumitomo Chemical Co., Ltd. (Japan)	Basic materials	97,747	513,787	0.47%
Thales SA (France)	Technology	5,264	513,131	0.47%
Eiffage SA (France)	Basic materials	5,052	513,072	0.47%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	1,271	513,064	0.47%
Dropbox, Inc. Class A	Technology	17,554	512,935	0.47%
Segro PLC (United Kingdom)	Financials	31,856	512,924	0.47%
Royal Bank of Canada (Canada)	Financials	5,151	512,580	0.47%

90 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Activision Blizzard, Inc.	Technology	6,622	$512,496	0.47%
eBay, Inc.	Technology	7,355	512,429	0.47%
Athene Holding, Ltd. Class A	Financials	7,439	512,355	0.47%
Cadence Design Systems, Inc.	Technology	3,383	512,291	0.47%
DoorDash, Inc. Class A	Consumer staples	2,487	512,275	0.47%
Pfizer, Inc.	Health care	11,910	512,231	0.47%
Hologic, Inc.	Health care	6,939	512,171	0.47%
IAC/InterActiveCorp	Technology	3,928	511,786	0.47%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
AMC Entertainment Holdings, Inc. Class A	Consumer cyclicals	14,025	$533,794	0.50%
Sunrun, Inc.	Energy	12,110	532,823	0.50%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	7,448	523,613	0.49%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	15,584	517,962	0.48%
Argenx SE (Netherlands)	Health care	1,716	515,915	0.48%
Tokio Marine Holdings, Inc. (Japan)	Financials	9,535	515,857	0.48%
Trend Micro, Inc. (Japan)	Technology	9,194	513,843	0.48%
Shimano, Inc. (Japan)	Consumer cyclicals	1,736	513,117	0.48%
Cheniere Energy, Inc.	Energy	5,246	512,344	0.48%
AGC, Inc. (Japan)	Consumer cyclicals	9,848	511,424	0.48%
Canopy Growth Corp. (Canada)	Health care	36,861	510,740	0.48%
Silver Wheaton Corp. (Canada)	Basic materials	13,556	510,285	0.48%
Chugai Pharmaceutical Co., Ltd. (Japan)	Health care	13,835	510,043	0.48%
Veolia Environnement SA (France)	Utilities and power	16,640	510,013	0.48%
AXA SA (France)	Financials	18,259	509,417	0.47%
Nippon Paint Holdings Co., Ltd. (Japan)	Basic materials	46,574	509,286	0.47%
Valero Energy Corp.	Energy	7,216	509,244	0.47%
Realestate.com.au, Ltd. (Australia)	Technology	4,433	509,092	0.47%
CyberArk Software, Ltd. (Israel)	Technology	3,223	508,684	0.47%
Heineken NV (Netherlands)	Consumer staples	4,867	508,489	0.47%
Boston Beer Co., Inc. Class A	Consumer staples	997	508,078	0.47%
Imperial Brands PLC (United Kingdom)	Consumer staples	24,194	508,062	0.47%
Chewy, Inc. Class A	Consumer staples	7,459	508,047	0.47%
Avantor, Inc.	Health care	12,413	507,705	0.47%
Black Knight, Inc.	Technology	7,051	507,644	0.47%
PPD, Inc.	Health care	10,845	507,419	0.47%
Essity AB Class B (Sweden)	Consumer staples	16,326	507,261	0.47%
Ceridian HCM Holding, Inc.	Technology	4,502	507,054	0.47%
M3, Inc. (Japan)	Health care	7,054	506,550	0.47%
Clarivate PLC (United Kingdom)	Technology	23,115	506,223	0.47%

Dynamic Asset Allocation Balanced Fund 91

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Konami Holdings Corp. (Japan)	Technology	8,014	$506,221	0.47%
Live Nation Entertainment, Inc.	Consumer cyclicals	5,554	506,144	0.47%
Credit Suisse Group AG (Switzerland)	Financials	50,726	505,868	0.47%
Nice, Ltd. (Japan)	Communication services	1,811	505,653	0.47%
Atmos Energy Corp.	Utilities and power	5,733	505,651	0.47%
Royalty Pharma PLC Class A	Health care	13,990	505,608	0.47%
Hess Corp.	Energy	6,471	505,462	0.47%
Sumco Corp. (Japan)	Technology	24,987	505,379	0.47%
Kubota Corp. (Japan)	Capital goods	23,533	505,152	0.47%
Nutrien, Ltd. (Canada)	Basic materials	7,763	503,861	0.47%
CIE Generale Des Etablissements Michelin SCA (France)	Consumer cyclicals	3,272	503,326	0.47%
FedEx Corp.	Transportation	2,294	502,976	0.47%
Devon Energy Corp.	Energy	14,156	502,689	0.47%
Naturgy Energy Group SA (Spain)	Utilities and power	19,951	502,655	0.47%
Charter Communications, Inc. Class A	Communication services	691	502,435	0.47%
MarketAxess Holdings, Inc.	Consumer cyclicals	1,194	502,316	0.47%
ORIX Corp. (Japan)	Financials	26,490	502,213	0.47%
Catalent, Inc.	Health care	3,773	502,135	0.47%
Sumitomo Electric Industries, Ltd. (Japan)	Conglomerates	37,309	501,492	0.47%
Broadridge Financial Solutions, Inc.	Financials	3,008	501,320	0.47%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$171,066,000	$290,812	$72,207	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(218,605)
54,153,000	306,506	175,222	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(131,284)
Total		$247,429	$(349,889)

92 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$1,504	$22,000	$6,259	5/11/63	300 bp — Monthly	$(4,744)
CMBX NA BBB−.6 Index	B+/P	2,953	49,000	13,941	5/11/63	300 bp — Monthly	(10,963)
CMBX NA BBB−.6 Index	B+/P	6,050	98,000	27,881	5/11/63	300 bp — Monthly	(21,782)
Barclays Bank PLC
CMBX NA BBB−.6 Index	B+/P	8,647	78,000	22,191	5/11/63	300 bp — Monthly	(13,505)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	46,895	83,000	6,989	11/18/54	500 bp — Monthly	39,976
CMBX NA BB.6 Index	B-/P	48,200	323,919	145,699	5/11/63	500 bp — Monthly	(97,229)
CMBX NA BB.7 Index	B/P	31,284	613,000	206,642	1/17/47	500 bp — Monthly	(174,848)
CMBX NA BB.9 Index	B+/P	1,629	8,000	1,657	9/17/58	500 bp — Monthly	(21)
CMBX NA BB.9 Index	B+/P	13,274	65,000	13,462	9/17/58	500 bp — Monthly	(133)
CMBX NA BBB−.10 Index	BB+/P	5,782	53,000	4,638	11/17/59	300 bp — Monthly	1,171
CMBX NA BBB−.12 Index	BBB−/P	1,126	27,000	1,247	8/17/61	300 bp — Monthly	(108)
CMBX NA BBB−.12 Index	BBB−/P	10,725	182,000	8,408	8/17/61	300 bp — Monthly	2,408
Credit Suisse International
CMBX NA BB.7 Index	B/P	15,516	116,000	39,104	1/17/47	500 bp — Monthly	(23,491)
CMBX NA BBB−.7 Index	BB−/P	51,063	646,000	116,732	1/17/47	300 bp — Monthly	(65,347)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	810	16,000	1,674	5/11/63	200 bp — Monthly	(858)
CMBX NA A.6 Index	BBB+/P	2,473	48,000	5,021	5/11/63	200 bp — Monthly	(2,532)
CMBX NA A.6 Index	BBB+/P	(44)	73,000	7,636	5/11/63	200 bp — Monthly	(7,656)
CMBX NA A.6 Index	BBB+/P	4,594	93,000	9,728	5/11/63	200 bp — Monthly	(5,102)
CMBX NA A.6 Index	BBB+/P	7,598	146,000	15,272	5/11/63	200 bp — Monthly	(7,625)
CMBX NA A.6 Index	BBB+/P	22,500	192,000	20,083	5/11/63	200 bp — Monthly	2,481
CMBX NA A.6 Index	BBB+/P	23,889	279,000	29,183	5/11/63	200 bp — Monthly	(5,201)

Dynamic Asset Allocation Balanced Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.14 Index	BBB−/P	$1,079	$24,000	$823	12/16/72	300 bp — Monthly	$268
CMBX NA BBB−.6 Index	B+/P	79	1,000	285	5/11/63	300 bp — Monthly	(205)
CMBX NA BBB−.6 Index	B+/P	3,189	34,000	9,673	5/11/63	300 bp — Monthly	(6,467)
CMBX NA BBB−.6 Index	B+/P	5,846	54,000	15,363	5/11/63	300 bp — Monthly	(9,490)
CMBX NA BBB−.6 Index	B+/P	5,109	75,000	21,338	5/11/63	300 bp — Monthly	(16,191)
CMBX NA BBB−.6 Index	B+/P	10,428	96,000	27,312	5/11/63	300 bp — Monthly	(16,836)
CMBX NA BBB−.6 Index	B+/P	10,387	96,000	27,312	5/11/63	300 bp — Monthly	(16,877)
CMBX NA BBB−.6 Index	B+/P	10,042	119,000	33,856	5/11/63	300 bp — Monthly	(23,754)
CMBX NA BBB−.6 Index	B+/P	14,593	169,000	48,081	5/11/63	300 bp — Monthly	(33,403)
CMBX NA BBB−.6 Index	B+/P	14,430	171,000	48,650	5/11/63	300 bp — Monthly	(34,134)
CMBX NA BBB−.6 Index	B+/P	68,556	912,000	259,464	5/11/63	300 bp — Monthly	(190,452)
CMBX NA BBB−.7 Index	BB−/P	418	6,000	1,084	1/17/47	300 bp — Monthly	(663)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(809)	154,000	2,279	12/16/72	200 bp — Monthly	1,521
CMBX NA A.7 Index	BBB+/P	9,165	209,000	10,095	1/17/47	200 bp — Monthly	(860)
CMBX NA BB.10 Index	B+/P	4,975	62,000	14,483	5/11/63	500 bp — Monthly	(9,457)
CMBX NA BBB−.6 Index	B+/P	124,364	389,000	110,671	5/11/63	300 bp — Monthly	13,888
Morgan Stanley & Co. International PLC
CMBX NA A .6 Index	BBB+/P	3,919	57,000	5,962	5/11/63	200 bp — Monthly	(2,024)
CMBX NA A.13 Index	A-/P	(912)	152,000	2,250	12/16/72	200 bp — Monthly	1,389
CMBX NA A.13 Index	A-/P	(567)	38,000	562	12/16/72	200 bp — Monthly	8
CMBX NA A.6 Index	BBB+/P	2,800	28,000	2,929	5/11/63	200 bp — Monthly	(119)
CMBX NA A.6 Index	BBB+/P	4,399	51,000	5,335	5/11/63	200 bp — Monthly	(919)
CMBX NA A.6 Index	BBB+/P	5,769	65,000	6,799	5/11/63	200 bp — Monthly	(1,009)

94 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6 Index	B-/P	$24,066	$94,477	$42,496	5/11/63	500 bp — Monthly	$(18,351)
CMBX NA BB.6 Index	B-/P	48,543	189,917	85,425	5/11/63	500 bp — Monthly	(36,723)
CMBX NA BBB−.12 Index	BBB−/P	4,420	75,000	3,465	8/17/61	300 bp — Monthly	992
CMBX NA BBB−.12 Index	BBB−/P	4,637	108,000	4,990	8/17/61	300 bp — Monthly	(299)
Upfront premium received		687,725		Unrealized appreciation		64,102
Upfront premium (paid)		(2,332)		Unrealized (depreciation)		(859,378)
Total		$685,393		Total		$(795,276)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$10,095	1/17/47	(200 bp) — Monthly	$8,476
CMBX NA BB.10 Index	(47,738)	198,000	46,253	11/17/59	(500 bp) — Monthly	(1,669)
CMBX NA BB.10 Index	(18,615)	73,000	17,053	11/17/59	(500 bp) — Monthly	(1,623)
CMBX NA BB.10 Index	(7,410)	71,000	16,586	11/17/59	(500 bp) — Monthly	9,117
CMBX NA BB.10 Index	(6,360)	58,000	13,549	11/17/59	(500 bp) — Monthly	7,141
CMBX NA BB.11 Index	(4,016)	31,000	2,610	11/18/54	(500 bp) — Monthly	(1,432)
CMBX NA BB.11 Index	(2,131)	31,000	2,610	11/18/54	(500 bp) — Monthly	453
CMBX NA BB.11 Index	(1,089)	21,000	1,768	11/18/54	(500 bp) — Monthly	661
CMBX NA BB.8 Index	(8,940)	69,575	24,609	10/17/57	(500 bp) — Monthly	15,611
CMBX NA BB.8 Index	(21,707)	60,878	21,707	10/17/57	(500 bp) — Monthly	—
CMBX NA BB.9 Index	(1,290)	32,000	6,627	9/17/58	(500 bp) — Monthly	5,310

Dynamic Asset Allocation Balanced Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(824)	$21,000	$4,349	9/17/58	(500 bp) — Monthly	$3,507
CMBX NA BB.9 Index	(387)	6,000	1,243	9/17/58	(500 bp) — Monthly	850
CMBX NA BB.9 Index	(145)	4,000	828	9/17/58	(500 bp) — Monthly	661
CMBX NA BBB− .10 Index	(8,827)	37,000	3,238	11/17/59	(300 bp) — Monthly	(5,608)
CMBX NA BBB− .10 Index	(8,120)	33,000	2,888	11/17/59	(300 bp) — Monthly	(5,249)
CMBX NA BBB− .12 Index	(10,605)	47,000	2,171	8/17/61	(300 bp) — Monthly	(8,457)
CMBX NA BBB−.10 Index	(39,326)	132,000	11,550	11/17/59	(300 bp) — Monthly	(27,842)
CMBX NA BBB−.10 Index	(8,159)	64,000	5,600	11/17/59	(300 bp) — Monthly	(2,591)
CMBX NA BBB−.12 Index	(109,446)	347,000	16,031	8/17/61	(300 bp) — Monthly	(93,588)
CMBX NA BBB−.12 Index	(28,391)	85,000	3,927	8/17/61	(300 bp) — Monthly	(24,507)
CMBX NA BBB−.12 Index	(23,903)	68,000	3,142	8/17/61	(300 bp) — Monthly	(20,795)
CMBX NA BBB−.12 Index	(11,630)	33,000	1,525	8/17/61	(300 bp) — Monthly	(10,122)
CMBX NA BBB−.12 Index	(3,615)	19,000	878	8/17/61	(300 bp) — Monthly	(2,746)
CMBX NA BBB−.12 Index	(1,694)	10,000	462	8/17/61	(300 bp) — Monthly	(1,237)
CMBX NA BBB−.8 Index	(28,438)	182,000	23,624	10/17/57	(300 bp) — Monthly	(4,905)
CMBX NA BBB−.8 Index	(15,648)	99,000	12,850	10/17/57	(300 bp) — Monthly	(2,848)
CMBX NA BBB−.8 Index	(15,710)	99,000	12,850	10/17/57	(300 bp) — Monthly	(2,910)
CMBX NA BBB−.8 Index	(6,011)	42,000	5,452	10/17/57	(300 bp) — Monthly	(581)
CMBX NA BBB−.9 Index	(9,700)	41,000	3,169	9/17/58	(300 bp) — Monthly	(6,551)
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	34,339	11/17/59	(500 bp) — Monthly	14,603
CMBX NA BB.10 Index	(17,362)	146,000	34,106	11/17/59	(500 bp) — Monthly	16,622
CMBX NA BB.10 Index	(9,571)	77,000	17,987	11/17/59	(500 bp) — Monthly	8,352
CMBX NA BB.7 Index	(9,143)	499,376	224,619	5/11/63	(500 bp) — Monthly	217,791

96 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB.7 Index	$(28,039)	$152,000	$51,239	1/17/47	(500 bp) — Monthly	$23,074
CMBX NA BB.8 Index	(9,988)	55,080	19,482	10/17/57	(500 bp) — Monthly	9,448
CMBX NA BB.9 Index	(4,210)	42,000	8,698	9/17/58	(500 bp) — Monthly	4,453
Goldman Sachs International
CMBX NA BB.6 Index	(9,821)	92,548	41,628	5/11/63	(500 bp) — Monthly	31,730
CMBX NA BB.7 Index	(6,356)	42,000	14,158	1/17/47	(500 bp) — Monthly	7,767
CMBX NA BB.10 Index	(4,525)	20,000	4,672	11/17/59	(500 bp) — Monthly	130
CMBX NA BB.6 Index	(146)	964	434	5/11/63	(500 bp) — Monthly	287
CMBX NA BB.7 Index	(117,160)	577,000	194,507	1/17/47	(500 bp) — Monthly	76,866
CMBX NA BB.7 Index	(18,678)	114,000	38,429	1/17/47	(500 bp) — Monthly	19,656
CMBX NA BB.8 Index	(20,756)	58,945	20,849	10/17/57	(500 bp) — Monthly	43
CMBX NA BB.8 Index	(18,578)	51,215	18,115	10/17/57	(500 bp) — Monthly	(506)
CMBX NA BB.8 Index	(18,610)	51,215	18,115	10/17/57	(500 bp) — Monthly	(538)
CMBX NA BB.8 Index	(4,758)	40,585	14,355	10/17/57	(500 bp) — Monthly	9,563
CMBX NA BB.9 Index	(2,975)	25,000	5,178	9/17/58	(500 bp) — Monthly	2,182
CMBX NA BB.9 Index	(3,009)	25,000	5,178	9/17/58	(500 bp) — Monthly	2,148
CMBX NA BB.9 Index	(1,912)	12,000	2,485	9/17/58	(500 bp) — Monthly	563
CMBX NA BB.9 Index	(1,923)	12,000	2,485	9/17/58	(500 bp) — Monthly	552
CMBX NA BBB−.6 Index	(67,580)	248,000	70,556	5/11/63	(300 bp) — Monthly	2,852
CMBX NA BBB−.6 Index	(10,906)	218,000	62,021	5/11/63	(300 bp) — Monthly	51,006
CMBX NA BBB−.6 Index	(246)	1,000	285	5/11/63	(300 bp) — Monthly	38
JPMorgan Securities LLC
CMBX NA BB.11 Index	(8,237)	15,425	6,938	5/11/63	(500 bp) — Monthly	(1,312)
CMBX NA BB.17 Index	(194,883)	398,000	134,166	1/17/47	(500 bp) — Monthly	(61,049)

Dynamic Asset Allocation Balanced Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.8 Index	$(4,956)	$9,663	$3,418	10/17/57	(500 bp) — Monthly	$(1,546)
CMBX NA BBB− .10 Index	(7,421)	45,000	3,938	11/17/59	(300 bp) — Monthly	(3,506)
CMBX NA BBB−.10 Index	(25,072)	89,000	7,788	11/17/59	(300 bp) — Monthly	(17,329)
CMBX NA BBB−.10 Index	(22,940)	77,000	6,738	11/17/59	(300 bp) — Monthly	(16,241)
CMBX NA BBB−.12 Index	(10,826)	31,000	1,432	8/17/61	(300 bp) — Monthly	(9,410)
CMBX NA BBB−.12 Index	(8,959)	27,000	1,247	8/17/61	(300 bp) — Monthly	(7,725)
CMBX NA BBB−.12 Index	(39)	1,000	46	8/17/61	(300 bp) — Monthly	7
CMBX NA BBB−.6 Index	(43,621)	161,000	45,805	5/11/63	(300 bp) — Monthly	2,103
CMBX NA BBB−.7 Index	(116,208)	495,000	89,447	1/17/47	(300 bp) — Monthly	(27,009)
Merrill Lynch International
CMBX NA BB.10 Index	(8,080)	142,000	33,171	11/17/59	(500 bp) — Monthly	24,973
CMBX NA BB.9 Index	(7,480)	192,000	39,763	9/17/58	(500 bp) — Monthly	32,123
CMBX NA BBB− .10 Index	(18,634)	86,000	7,525	11/17/59	(300 bp) — Monthly	(11,152)
CMBX NA BBB−.7 Index	(5,409)	66,000	11,926	1/17/47	(300 bp) — Monthly	6,485
CMBX NA BBB−.9 Index	(11,300)	61,000	4,715	9/17/58	(300 bp) — Monthly	(6,615)
CMBX NA BBB−.9 Index	(5,557)	30,000	2,319	9/17/58	(300 bp) — Monthly	(3,253)
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(6,827)	67,000	12,107	1/17/47	(300 bp) — Monthly	5,247
CMBX NA BB.10 Index	(7,446)	71,000	16,586	11/17/59	(500 bp) — Monthly	9,080
CMBX NA BB.10 Index	(13,856)	59,000	13,782	11/17/59	(500 bp) — Monthly	(123)
CMBX NA BB.7 Index	(6,171)	32,000	10,787	1/17/47	(500 bp) — Monthly	4,590
CMBX NA BB.7 Index	(402)	2,000	674	1/17/47	(500 bp) — Monthly	270
CMBX NA BB.8 Index	(8,778)	24,158	8,545	10/17/57	(500 bp) — Monthly	(254)
CMBX NA BB.8 Index	(6,427)	12,562	4,443	10/17/57	(500 bp) — Monthly	(1,994)

98 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(5,259)	$70,000	$14,497	9/17/58	(500 bp) — Monthly	$9,180
CMBX NA BB.9 Index	(6,062)	50,000	10,355	9/17/58	(500 bp) — Monthly	4,251
CMBX NA BB.9 Index	(4,044)	46,000	9,527	9/17/58	(500 bp) — Monthly	5,444
CMBX NA BB.9 Index	(2,706)	44,000	9,112	9/17/58	(500 bp) — Monthly	6,369
CMBX NA BB.9 Index	(3,031)	25,000	5,178	9/17/58	(500 bp) — Monthly	2,125
CMBX NA BB.9 Index	(1,216)	20,000	4,142	9/17/58	(500 bp) — Monthly	2,909
CMBX NA BB.9 Index	(2,867)	19,000	3,935	9/17/58	(500 bp) — Monthly	1,052
CMBX NA BB.9 Index	(743)	19,000	3,935	9/17/58	(500 bp) — Monthly	3,176
CMBX NA BB.9 Index	(1,060)	7,000	1,450	9/17/58	(500 bp) — Monthly	384
CMBX NA BB.9 Index	(1,060)	7,000	1,450	9/17/58	(500 bp) — Monthly	384
CMBX NA BB.9 Index	(428)	5,000	1,036	9/17/58	(500 bp) — Monthly	604
CMBX NA BBB− . 8 Index	(11,045)	71,000	9,216	10/17/57	(300 bp) — Monthly	(1,865)
CMBX NA BBB− .10 Index	(12,677)	52,000	4,550	11/17/59	(300 bp) — Monthly	(8,153)
CMBX NA BBB− .10 Index	(7,589)	35,000	3,063	11/17/59	(300 bp) — Monthly	(4,544)
CMBX NA BBB− .10 Index	(6,704)	31,000	2,713	11/17/59	(300 bp) — Monthly	(4,007)
CMBX NA BBB− .10 Index	(6,386)	27,000	2,363	11/17/59	(300 bp) — Monthly	(4,037)
CMBX NA BBB− .10 Index	(2,755)	12,000	1,050	11/17/59	(300 bp) — Monthly	(1,711)
CMBX NA BBB− .12 Index	(6,260)	30,000	1,386	8/17/61	(300 bp) — Monthly	(4,889)
CMBX NA BBB−.10 Index	(12,175)	96,000	8,400	11/17/59	(300 bp) — Monthly	(3,823)
CMBX NA BBB−.10 Index	(6,408)	74,000	6,475	11/17/59	(300 bp) — Monthly	30
CMBX NA BBB−.12 Index	(4,985)	15,000	693	8/17/61	(300 bp) — Monthly	(4,300)
CMBX NA BBB−.6 Index	(116,885)	482,000	137,129	5/11/63	(300 bp) — Monthly	20,003
CMBX NA BBB−.8 Index	(11,799)	93,000	12,071	10/17/57	(300 bp) — Monthly	226

Dynamic Asset Allocation Balanced Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(11,828)	$93,000	$12,071	10/17/57	(300 bp) — Monthly	$196
CMBX NA BBB−.8 Index	(12,240)	79,000	10,254	10/17/57	(300 bp) — Monthly	(2,026)
CMBX NA BBB−.8 Index	(11,719)	75,000	9,735	10/17/57	(300 bp) — Monthly	(2,021)
CMBX NA BBB−.8 Index	(10,303)	72,000	9,346	10/17/57	(300 bp) — Monthly	(995)
Upfront premium received	—		Unrealized appreciation		692,724
Upfront premium (paid)	(1,687,053)		Unrealized (depreciation)		(437,194)
Total	$(1,687,053)		Total		$255,530
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
NA HY Series 37 Index	B+/P	$(707,153)	$7,485,000	$687,872	12/20/26	500 bp — Quarterly	$(18,242)
NA IG Series 37 Index	BBB+/P	(3,352,146)	133,100,000	3,165,118	12/20/26	100 bp — Quarterly	(161,147)
Total	$(4,059,299)		$(179,389)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

100 Dynamic Asset Allocation Balanced Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$44,272,102	$32,504,981	$—
Capital goods	87,722,737	13,920,610	—
Communication services	50,429,263	9,776,388	—
Conglomerates	5,864,612	—	—
Consumer cyclicals	267,239,753	49,597,590	—
Consumer staples	91,967,692	30,261,534	—
Energy	35,271,013	19,545,982	227
Financials	209,264,551	59,679,207	—
Government	—	495,740	—
Healthcare	203,763,743	39,203,852	—
Technology	507,982,592	34,319,012	—
Transportation	27,588,116	7,884,046	—
Utilities and power	39,468,521	9,081,253	—
Total common stocks	1,570,834,695	306,270,195	227
Asset-backed securities	—	12,202,977	2,501,074
Collateralized loan obligations	—	29,613,621	—
Convertible bonds and notes	—	562,687	—
Convertible preferred stocks	—	5,628,815	—
Corporate bonds and notes	—	390,675,077	—
Foreign government and agency bonds and notes	—	15,716,181	—
Mortgage-backed securities	—	120,555,774	—
Preferred stocks	—	9,793	—
Purchased options outstanding	—	1,281,950	—
Senior loans	—	8,893,465	—
U.S. government and agency mortgage obligations	—	347,393,055	—
U.S. treasury obligations	—	809,917	—
Warrants	15,903	—	—
Short-term investments	1,569,000	152,621,298	—
Totals by level	$1,572,419,598	$1,392,234,805	$2,501,301

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,235,943)	$—
Futures contracts	15,409,190	—	—
Written options outstanding	—	(394,077)	—
TBA sale commitments	—	(107,049,417)	—
Interest rate swap contracts	—	(3,318,675)	—
Total return swap contracts	—	(3,071,350)	—
Credit default contracts	—	4,341,824	—
Totals by level	$15,409,190	$(111,727,638)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 101

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value, including $18,542,866 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,261,666,676)	$2,857,497,109
Affiliated issuers (identified cost $109,658,595) (Notes 1 and 5)	109,658,595
Cash	191,569
Foreign currency (cost $537,926) (Note 1)	542,250
Dividends, interest and other receivables	7,476,374
Foreign tax reclaim	777,879
Receivable for shares of the fund sold	6,190,109
Receivable for investments sold	10,708,441
Receivable for sales of TBA securities (Note 1)	103,436,474
Receivable for variation margin on futures contracts (Note 1)	5,383,231
Receivable for variation margin on centrally cleared swap contracts (Note 1)	207,885
Unrealized appreciation on forward currency contracts (Note 1)	5,294,568
Unrealized appreciation on OTC swap contracts (Note 1)	1,034,737
Premium paid on OTC swap contracts (Note 1)	1,689,385
Prepaid assets	39,442
Total assets	3,110,128,048

LIABILITIES
Payable for investments purchased	19,165,453
Payable for purchases of delayed delivery securities (Note 1)	1,458,000
Payable for purchases of TBA securities (Note 1)	201,852,468
Payable for shares of the fund repurchased	10,500,302
Payable for compensation of Manager (Note 2)	1,174,774
Payable for custodian fees (Note 2)	64,242
Payable for investor servicing fees (Note 2)	492,166
Payable for Trustee compensation and expenses (Note 2)	440,304
Payable for administrative services (Note 2)	8,299
Payable for distribution fees (Note 2)	1,170,338
Payable for variation margin on futures contracts (Note 1)	1,542,629
Payable for variation margin on centrally cleared swap contracts (Note 1)	167,228
Unrealized depreciation on OTC swap contracts (Note 1)	4,048,515
Premium received on OTC swap contracts (Note 1)	687,725
Unrealized depreciation on forward currency contracts (Note 1)	7,530,511
Written options outstanding, at value (premiums $354,797) (Note 1)	394,077
TBA sale commitments, at value (proceeds receivable $107,499,824) (Note 1)	107,049,417
Collateral on securities loaned, at value (Note 1)	19,155,555
Collateral on certain derivative contracts, at value (Notes 1 and 9)	2,378,917
Other accrued expenses	268,005
Total liabilities	379,548,925

Net assets	$2,730,579,123

(Continued on next page)

102 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,930,971,270
Total distributable earnings (Note 1)	799,607,853
Total — Representing net assets applicable to capital shares outstanding	$2,730,579,123

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,438,003,996 divided by 80,231,379 shares)	$17.92
Offering price per class A share (100/94.25 of $17.92)*	$19.01
Net asset value and offering price per class B share ($29,057,486 divided by 1,625,796 shares)**	$17.87
Net asset value and offering price per class C share ($224,072,296 divided by 12,900,245 shares)**	$17.37
Net asset value, offering price and redemption price per class P share
($288,281,700 divided by 16,042,136 shares)	$17.97
Net asset value, offering price and redemption price per class R share
($20,762,697 divided by 1,168,826 shares)	$17.76
Net asset value, offering price and redemption price per class R5 share
($10,957,367 divided by 609,850 shares)	$17.97
Net asset value, offering price and redemption price per class R6 share
($332,275,411 divided by 18,496,065 shares)	$17.96
Net asset value, offering price and redemption price per class Y share
($387,168,170 divided by 21,550,119 shares)	$17.97

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 103

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Dividends (net of foreign tax of $751,957)	$30,795,898
Interest (including interest income of $212,331 from investments in affiliated issuers) (Note 5)	24,164,336
Securities lending (net of expenses) (Notes 1 and 5)	91,505
Total investment income	55,051,739

EXPENSES
Compensation of Manager (Note 2)	14,023,809
Investor servicing fees (Note 2)	3,033,810
Custodian fees (Note 2)	254,849
Trustee compensation and expenses (Note 2)	116,025
Distribution fees (Note 2)	6,330,849
Administrative services (Note 2)	69,894
Other	735,186
Total expenses	24,564,422
Expense reduction (Note 2)	(2,647)
Net expenses	24,561,775

Net investment income	30,489,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	245,020,542
Net increase from payments by affiliates (Note 2)	4,063
Foreign currency transactions (Note 1)	(99,501)
Forward currency contracts (Note 1)	(2,846,932)
Futures contracts (Note 1)	(40,136,811)
Swap contracts (Note 1)	1,967,577
Written options (Note 1)	(152,610)
Total net realized gain	203,756,328
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	220,734,590
Assets and liabilities in foreign currencies	5,264
Forward currency contracts	(3,068,206)
Futures contracts	16,107,846
Swap contracts	(2,046,572)
Written options	(848,082)
Total change in net unrealized appreciation	230,884,840

Net gain on investments	434,641,168

Net increase in net assets resulting from operations	$465,131,132

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$30,489,964	$37,821,545
Net realized gain on investments
and foreign currency transactions	203,756,328	16,504,700
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	230,884,840	131,071,823
Net increase in net assets resulting from operations	465,131,132	185,398,068
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(13,986,377)	(23,221,073)
Class B	(71,102)	(363,552)
Class C	(651,557)	(2,362,283)
Class P	(3,871,278)	(5,087,054)
Class R	(161,963)	(414,853)
Class R5	(138,230)	(204,097)
Class R6	(4,484,278)	(6,667,119)
Class Y	(4,866,108)	(7,673,411)
From net realized long-term gain on investments
Class A	(7,817,273)	—
Class B	(209,006)	—
Class C	(1,416,286)	—
Class P	(1,575,238)	—
Class R	(130,651)	—
Class R5	(63,349)	—
Class R6	(1,908,920)	—
Class Y	(2,242,756)	—
Decrease from capital share transactions (Note 4)	(310,876,691)	(267,439,333)
Total increase (decrease) in net assets	110,660,069	(128,034,707)

NET ASSETS
Beginning of year	2,619,919,054	2,747,953,761
End of year	$2,730,579,123	$2,619,919,054

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 105

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2021	$15.34	.18	2.67	2.85	(.17)	(.10)	(.27)	$17.92	18.66	$1,438,004.94		1.07	253
September 30, 2020	14.55	.20	.84	1.04	(.25)	—	(.25)	15.34	7.31	1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
Class B
September 30, 2021	$15.29	.05	2.67	2.72	(.04)	(.10)	(.14)	$17.87	17.80	$29,057	1.69	.32	253
September 30, 2020	14.49	.09	.84	.93	(.13)	—	(.13)	15.29	6.54	36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
Class C
September 30, 2021	$14.88	.05	2.59	2.64	(.05)	(.10)	(.15)	$17.37	17.76	$224,072	1.69	.33	253
September 30, 2020	14.11	.09	.82	.91	(.14)	—	(.14)	14.88	6.57	226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
Class P
September 30, 2021	$15.38	.25	2.68	2.93	(.24)	(.10)	(.34)	$17.97	19.12	$288,282.56		1.45	253
September 30, 2020	14.59	.26	.84	1.10	(.31)	—	(.31)	15.38	7.73	260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
Class R
September 30, 2021	$15.20	.14	2.65	2.79	(.13)	(.10)	(.23)	$17.76	18.39	$20,763	1.19	.82	253
September 30, 2020	14.42	.17	.82	.99	(.21)	—	(.21)	15.20	7.01	24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
Class R5
September 30, 2021	$15.38	.23	2.67	2.90	(.21)	(.10)	(.31)	$17.97	18.95	$10,957.70		1.31	253
September 30, 2020	14.58	.24	.85	1.09	(.29)	—	(.29)	15.38	7.64	10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 107

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2021	$15.37	.24	2.68	2.92	(.23)	(.10)	(.33)	$17.96	19.08	$332,275.60		1.41	253
September 30, 2020	14.58	.26	.83	1.09	(.30)	—	(.30)	15.37	7.68	320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
Class Y
September 30, 2021	$15.37	.23	2.69	2.92	(.22)	(.10)	(.32)	$17.97	19.04	$387,168.69		1.32	253
September 30, 2020	14.58	.24	.84	1.08	(.29)	—	(.29)	15.37	7.57	350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 109

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

110 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Balanced Fund 111

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

112 Dynamic Asset Allocation Balanced Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

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The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

114 Dynamic Asset Allocation Balanced Fund

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Dynamic Asset Allocation Balanced Fund 115

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,792,848 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $6,122,808 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $19,155,555 and the value of securities loaned amounted to $18,542,866.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

116 Dynamic Asset Allocation Balanced Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,295,993 to increase undistributed net investment income, $223 to decrease paid-in capital and $9,295,770 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$582,796,310
Unrealized depreciation	(59,452,680)
Net unrealized appreciation	523,343,630
Undistributed ordinary income	13,608,719
Undistributed long-term gains	139,831,800
Undistributed short-term gains	123,482,209
Cost for federal income tax purposes	$2,347,493,626

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.512% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or

Dynamic Asset Allocation Balanced Fund 117

PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $4,063 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,904,343	Class R5	17,029
Class B	45,551	Class R6	170,578
Class C	311,893	Class Y	526,364
Class P	28,132	Total	$3,033,810
Class R	29,920

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,647 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,831, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

118 Dynamic Asset Allocation Balanced Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,554,704
Class B	1.00%	1.00%	338,835
Class C	1.00%	1.00%	2,325,861
Class R	1.00%	0.50%	111,449
Total			$6,330,849

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $204,247 from the sale of class A shares and received $3,508 and $2,944 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,113 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$6,750,383,400	$7,037,485,540
U.S. government securities (Long-term)	—	—
Total	$6,750,383,400	$7,037,485,540

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	7,723,151	$132,003,613	9,940,986	$146,427,041
Shares issued in connection with
reinvestment of distributions	1,234,382	21,034,103	1,597,204	22,493,838
	8,957,533	153,037,716	11,538,190	168,920,879
Shares repurchased	(19,432,220)	(325,110,020)	(15,524,537)	(226,365,597)
Net decrease	(10,474,687)	$(172,072,304)	(3,986,347)	$(57,444,718)

Dynamic Asset Allocation Balanced Fund 119

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	31,938	$535,534	31,996	$467,877
Shares issued in connection with
reinvestment of distributions	15,839	262,584	24,513	341,846
	47,777	798,118	56,509	809,723
Shares repurchased	(783,868)	(13,418,690)	(850,410)	(12,250,075)
Net decrease	(736,091)	$(12,620,572)	(793,901)	$(11,440,352)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,572,456	$26,184,910	1,746,887	$24,790,518
Shares issued in connection with
reinvestment of distributions	124,376	2,014,190	166,952	2,266,615
	1,696,832	28,199,100	1,913,839	27,057,133
Shares repurchased	(4,001,893)	(66,313,283)	(4,510,757)	(63,559,096)
Net decrease	(2,305,061)	$(38,114,183)	(2,596,918)	$(36,501,963)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			7,322	$106,578
Shares issued in connection with reinvestment of distributions			—	—
			7,322	106,578
Shares repurchased			(1,807,622)	(26,834,716)
Net decrease			(1,800,300)	$(26,728,138)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class P	Shares	Amount	Shares	Amount
Shares sold	19,018,988	$306,223,532	7,294,891	$106,552,821
Shares issued in connection with
reinvestment of distributions	317,955	5,446,516	358,841	5,083,230
	19,336,943	311,670,048	7,653,732	111,636,051
Shares repurchased	(20,250,946)	(326,579,750)	(6,297,244)	(92,492,833)
Net increase (decrease)	(914,003)	$(14,909,702)	1,356,488	$19,143,218

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	149,878	$2,529,697	270,920	$3,931,875
Shares issued in connection with
reinvestment of distributions	16,856	283,073	27,106	377,609
	166,734	2,812,770	298,026	4,309,484
Shares repurchased	(585,328)	(9,706,551)	(917,736)	(13,396,778)
Net decrease	(418,594)	$(6,893,781)	(619,710)	$(9,087,294)

120 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	50,257	$850,562	43,349	$636,351
Shares issued in connection with
reinvestment of distributions	11,782	201,579	14,458	204,097
	62,039	1,052,141	57,807	840,448
Shares repurchased	(132,167)	(2,302,442)	(123,612)	(1,793,254)
Net decrease	(70,128)	$(1,250,301)	(65,805)	$(952,806)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,241,809	$55,490,601	7,036,706	$103,261,603
Shares issued in connection with
reinvestment of distributions	368,584	6,309,950	466,019	6,583,133
	3,610,393	61,800,551	7,502,725	109,844,736
Shares repurchased	(5,961,699)	(102,877,033)	(7,708,071)	(112,927,213)
Net decrease	(2,351,306)	$(41,076,482)	(205,346)	$(3,082,477)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,724,924	$95,818,532	5,783,272	$85,295,885
Shares issued in connection with
reinvestment of distributions	372,380	6,369,746	497,207	7,022,151
	6,097,304	102,188,278	6,280,479	92,318,036
Shares repurchased	(7,332,387)	(126,127,644)	(15,716,245)	(233,662,839)
Net decrease	(1,235,083)	$(23,939,366)	(9,435,766)	$(141,344,803)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.9% of the outstanding shares of the fund.

Dynamic Asset Allocation Balanced Fund 121

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$19,073,088	$253,207,811	$253,125,344	$23,310	$19,155,555
Putnam Short Term
Investment Fund**	315,649,849	568,251,923	793,398,732	212,331	90,503,040
Total Short-term
investments	$334,722,937	$821,459,734	$1,046,524,076	$235,641	$109,658,595

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

122 Dynamic Asset Allocation Balanced Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$4,000
Purchased currency option contracts (contract amount)	$89,600,000
Written equity option contracts (contract amount)	$4,000
Written currency option contracts (contract amount)	$89,600,000
Futures contracts (number of contracts)	8,000
Forward currency contracts (contract amount)	$1,266,200,000
Centrally cleared interest rate swap contracts (notional)	$330,100,000
OTC total return swap contracts (notional)	$313,900,000
Centrally cleared total return swap contracts (notional)	$191,100,000
OTC credit default contracts (notional)	$18,600,000
Centrally cleared credit default contracts (notional)	$170,900,000
Warrants (number of warrants)	1,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$5,827,699*	Payables	$1,485,875
Foreign exchange	Investments,
contracts	Receivables	6,576,518	Payables	7,924,588
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	21,097,118*	Unrealized depreciation	6,732,889 *
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	2,908,555*	Unrealized depreciation	8,237,716*
Total		$36,409,890		$24,381,068

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Balanced Fund 123

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$5,058,779	$5,058,779
Foreign exchange contracts	247,687	—	(2,846,932)	—	$(2,599,245)
Equity contracts	1,047,388	(28,483,299)	—	9,637,616	$(17,798,295)
Interest rate contracts	—	(11,653,512)	—	(12,728,818)	$(24,382,330)
Total	$1,295,075	$(40,136,811)	$(2,846,932)	$1,967,577	$(39,721,091)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for
as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$144,032	$144,032
Foreign exchange
contracts	—	439,766	—	(3,068,206)	—	$(2,628,440)
Equity contracts	11,877	—	17,292,842	—	(1,530,055)	$15,774,664
Interest
rate contracts	—	—	(1,184,996)	—	(660,549)	$(1,845,545)
Total	$11,877	$439,766	$16,107,846	$(3,068,206)	$(2,046,572)	$11,444,711

124 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 125

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$103,947	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$103,947
OTC Total return swap
contracts*#	—	—	—	—	—	—	—	277,911	—	—	—	—	—	—	—	—	—	—	277,911
Centrally cleared total return
swap contracts§	—	—	103,938	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	103,938
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	2,330	—	2,876	—	—	—	—	—	5,206
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	277,951	392,269	512,278	—	—	300,145	99,021	360,919	—	—	—	—	—	1,942,583
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	5,191,606	—	—	—	—	—	—	191,625	—	—	—	—	—	—	—	5,383,231
Forward currency contracts#	244,443	263,311	—	—	253,723	—	384,131	914,387	439,766	732,403	—	—	59,502	323,934	676,720	169,847	685,584	146,817	5,294,568
Purchased options**#	321,522	—	—	—	—	—	—	313,385	—	367,735	—	—	—	—	—	—	279,308	—	1,281,950
Total Assets	$565,965	$263,311	$207,885	$5,191,606	$253,723	$277,951	$776,400	$2,017,961	$439,766	$1,100,138	$494,100	$99,021	$423,297	$323,934	$676,720	$169,847	$964,892	$146,817	$14,393,334
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	78,373	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	78,373
OTC Total return swap
contracts*#	—	—	—	—	—	—	—	1,841,905	—	910,038	—	—	—	—	—	—	—	—	2,751,943
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	47,996	22,152	—	—	—	387,699	155,417	580,673	—	—	134,933	—	157,005	—	—	—	—	—	1,485,875
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	88,855	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	88,855
Futures contracts§	—	—	—	1,214,835	—	—	—	—	—	—	327,794	—	—	—	—	—	—	—	1,542,629
Forward currency contracts#	452,869	152,474	—	—	378,462	—	68,421	2,004,366	260,971	759,477	—	—	1,360,381	283,240	431,043	418,409	863,694	96,704	7,530,511
Written options#	85,436	—	—	—	—	—	—	81,774	—	135,240	—	—	—	—	—	—	91,627	—	394,077
Total Liabilities	$586,301	$174,626	$167,228	$1,214,835	$378,462	$387,699	$223,838	$4,508,718	$260,971	$1,804,755	$462,727	$—	$1,517,386	$283,240	$431,043	$418,409	$955,321	$96,704	$13,872,263
Total Financial and
Derivative Net Assets	$(20,336)	$88,685	$40,657	$3,976,771	$(124,739)	$(109,748)	$552,562	$(2,490,757)	$178,795	$(704,617)	$31,373	$99,021	$(1,094,089)	$40,694	$245,677	$(248,562)	$9,571	$50,113	$521,071

126 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 127

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities,Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total collateral received
(pledged)†##	$(20,336)	$88,685	$—	$—	$(124,739)	$(109,748)	$552,562	$(2,490,757)	$178,795	$(613,833)	$31,373	$99,021	$(1,094,089)	$(84,997)	$245,677	$(180,946)	$9,571	$—
Net amount	$—	$—	$40,657	$3,976,771	$—	$—	$—	$—	$—	$(90,784)	$—	$—	$—	$125,691	$—	$(67,616)	$—	$50,113
Controlled collateral
received (including TBA
commitments)**	$—	$156,763	$—	$367,000	$—	$—	$570,000	$—	$310,000	$—	$182,000	$161,295	$—	$—	$491,859	$—	$140,000	$—	$2,378,917
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(229,957)	$—	$—	$—	$(181,964)	$(130,978)	$—	$(3,481,379)	$—	$(613,833)	$—	$—	$(1,218,754)	$(84,997)	$—	$(180,946)	$—	$—	$(6,122,808)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $23,096,265 and $13,257,787, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $153,814,980 as a capital gain dividend with respect to the taxable year ended September 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 10.21% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 15.61%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $15,291,161 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

128 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 129

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021, and the financial highlights for each of the five years in the period ended September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/21

COMMON STOCKS (53.9%)*	Shares	Value
Basic materials (2.2%)
Akzo Nobel NV (Netherlands)	4,130	$449,719
Anglo American PLC (United Kingdom)	15,368	530,117
Arkema SA (France)	1,797	237,713
Axalta Coating Systems, Ltd. †	18,000	525,420
BHP Group PLC (United Kingdom)	21,069	525,109
BlueScope Steel, Ltd. (Australia)	20,443	296,578
Brenntag AG (Germany)	8,134	758,759
CF Industries Holdings, Inc.	6,400	357,248
Compagnie De Saint-Gobain (France)	18,648	1,255,981
Corteva, Inc.	36,594	1,539,876
Covestro AG (Germany)	8,247	566,416
CRH PLC (Ireland)	47,596	2,220,162
Dow, Inc.	28,407	1,635,107
DuPont de Nemours, Inc.	40,696	2,766,921
Eastman Chemical Co.	6,700	674,958
Eiffage SA (France)	2,393	241,410
Fortune Brands Home & Security, Inc.	8,121	726,180
Freeport-McMoRan, Inc. (Indonesia)	51,649	1,680,142
Holcim, Ltd. (Switzerland)	8,906	428,472
International Paper Co.	5,000	279,600
LANXESS AG (Germany)	1,922	130,696
LG Chem, Ltd. (South Korea)	300	195,959
Linde PLC	1,996	593,471
Nitto Denko Corp. (Japan)	1,500	106,892
Rio Tinto PLC (United Kingdom)	10,564	697,500
Sherwin-Williams Co. (The)	5,543	1,550,543
Shin-Etsu Chemical Co., Ltd. (Japan)	2,400	404,795
SIG Combibloc Group AG (Switzerland)	18,266	484,454
WestRock Co.	6,000	298,980
Weyerhaeuser Co. R	49,600	1,764,272
		23,923,450
Capital goods (2.9%)
ABB, Ltd. (Switzerland)	17,826	594,179
AGCO Corp.	6,400	784,192
Allegion PLC (Ireland)	6,200	819,516
Allison Transmission Holdings, Inc.	7,500	264,900
Atlas Copco AB Class A (Sweden)	1,680	101,909
Avery Dennison Corp.	1,400	290,094
Caterpillar, Inc.	1,400	268,758
Clean Harbors, Inc. †	2,600	270,062
CNH Industrial NV (United Kingdom)	58,319	987,471
Crown Holdings, Inc.	6,300	634,914
Cummins, Inc.	7,500	1,684,200
Daikin Industries, Ltd. (Japan)	2,400	516,213
Deere & Co.	8,739	2,928,177
Dover Corp.	1,700	264,350
Eaton Corp. PLC	7,908	1,180,743
GEA Group AG (Germany)	2,565	117,550

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (53.9%)* cont.	Shares	Value
Capital goods cont.
Gentex Corp.	11,800	$389,164
Honeywell International, Inc.	9,411	1,997,767
Johnson Controls International PLC	43,644	2,971,283
Koito Manufacturing Co., Ltd. (Japan)	4,900	294,632
Legrand SA (France)	5,817	623,893
Lockheed Martin Corp.	10,300	3,554,530
Northrop Grumman Corp.	6,008	2,163,781
Oshkosh Corp.	3,200	327,584
Otis Worldwide Corp.	7,617	626,727
Parker Hannifin Corp.	7,500	2,097,150
Raytheon Technologies Corp.	12,931	1,111,549
Republic Services, Inc.	4,500	540,270
Sandvik AB (Sweden)	24,512	559,416
Schneider Electric SA (France)	3,463	575,759
Textron, Inc.	8,000	558,480
Toro Co. (The)	3,200	311,712
TransDigm Group, Inc. †	900	562,113
Waste Management, Inc.	7,800	1,165,008
		32,138,046
Communication services (1.7%)
American Tower Corp. R	9,824	2,607,388
AT&T, Inc.	27,000	729,270
Charter Communications, Inc. Class A † S	4,105	2,986,634
Comcast Corp. Class A	55,580	3,108,589
Crown Castle International Corp. R	1,500	259,980
Deutsche Telekom AG (Germany)	38,725	780,780
KDDI Corp. (Japan)	41,500	1,371,472
Koninklijke KPN NV (Netherlands)	99,376	311,651
Liberty Global PLC Class C (United Kingdom) †	25,455	749,904
SK Telecom Co., Ltd. (South Korea)	2,216	604,268
T-Mobile US, Inc. †	6,784	866,724
Verizon Communications, Inc.	79,732	4,306,325
		18,682,985
Computers (3.5%)
Apple, Inc.	188,655	26,694,683
Check Point Software Technologies, Ltd. (Israel) †	1,400	158,256
Cisco Systems, Inc./California	56,400	3,069,852
Dynatrace, Inc. †	11,919	845,891
Fortinet, Inc. †	9,800	2,861,992
Fujitsu, Ltd. (Japan)	3,000	544,832
Logitech International SA (Switzerland)	1,793	158,795
ServiceNow, Inc. †	3,272	2,036,067
Synopsys, Inc. †	4,100	1,227,581
Twilio, Inc. Class A †	3,045	971,507
		38,569,456
Conglomerates (0.2%)
3M Co.	4,900	859,558
AMETEK, Inc.	6,500	806,065
General Electric Co.	2,221	228,830
		1,894,453

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Consumer cyclicals (9.0%)
Adecco Group AG (Switzerland)	1,102	$55,189
Adyen NV (Netherlands) †	113	314,203
Allfunds Group PLC (United Kingdom) †	22,579	434,208
Amadeus IT Holding SA Class A (Spain) †	5,588	367,090
Amazon.com, Inc. †	5,476	17,988,879
Aramark	20,909	687,070
Aristocrat Leisure, Ltd. (Australia)	11,660	390,312
Berkeley Group Holdings PLC (The) (United Kingdom)	2,397	140,408
BJ’s Wholesale Club Holdings, Inc. †	29,167	1,601,852
Brambles, Ltd. (Australia)	33,882	263,532
Brunswick Corp.	6,400	609,728
CIE Generale Des Etablissements Michelin SCA (France)	4,683	718,703
CK Hutchison Holdings, Ltd. (Hong Kong)	27,500	182,361
CoStar Group, Inc. †	16,457	1,416,289
Daiwa House Industry Co., Ltd. (Japan)	12,200	407,438
DraftKings, Inc. Class A † S	19,209	925,105
Evolution AB (Sweden)	996	151,400
FleetCor Technologies, Inc. †	1,100	287,397
Flutter Entertainment PLC (Ireland) †	2,877	564,789
Ford Motor Co. †	257,700	3,649,032
Gartner, Inc. †	5,900	1,792,892
General Motors Co. †	38,686	2,039,139
Genting Intl. Public Ltd., Co. (Singapore)	203,400	107,135
GVC Holdings PLC (United Kingdom) †	17,376	497,405
Hermes International (France)	481	664,779
Hilton Worldwide Holdings, Inc. †	8,923	1,178,818
Home Depot, Inc. (The)	3,475	1,140,704
iHeartMedia, Inc. Class A †	577	14,437
Industria de Diseno Textil SA (Inditex) (Spain)	6,519	237,178
Interpublic Group of Cos., Inc. (The)	24,800	909,416
Kingfisher PLC (United Kingdom)	61,424	277,898
Kohl’s Corp.	27,100	1,276,139
La Francaise des Jeux SAEM (France)	2,246	115,535
Live Nation Entertainment, Inc. †	13,923	1,268,803
lululemon athletica, Inc. (Canada) †	3,283	1,328,630
LVMH Moet Hennessy Louis Vuitton SA (France)	322	230,251
Marriott International, Inc./MD Class A †	15,900	2,354,631
Mastercard, Inc. Class A	7,907	2,749,106
Moncler SpA (Italy)	4,706	287,823
Nexi SpA (Italy) †	30,086	561,307
Nielsen Holdings PLC	17,000	326,230
Nike, Inc. Class B	12,741	1,850,375
Nintendo Co., Ltd. (Japan)	1,500	729,688
Nitori Holdings Co., Ltd. (Japan)	3,100	609,870
O’Reilly Automotive, Inc. †	7,609	4,649,556
Omnicom Group, Inc.	4,100	297,086
OPAP SA (Greece)	26,281	405,395
Owens Corning	3,100	265,050
Pandora A/S (Denmark)	2,460	298,324

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (53.9%)* cont.	Shares	Value
Consumer cyclicals cont.
PayPal Holdings, Inc. †	18,724	$4,872,172
Polaris, Inc. S	3,500	418,810
Porsche Automobil Holding SE (Preference) (Germany)	4,186	417,152
Publicis Groupe SA (France)	2,806	188,966
PulteGroup, Inc.	27,097	1,244,294
Ross Stores, Inc.	3,000	326,550
S&P Global, Inc.	2,850	1,210,937
SEB SA (France)	723	101,946
SGS SA (Switzerland)	135	392,548
Sofina SA (Belgium)	192	76,169
Sony Group Corp. (Japan)	17,600	1,959,961
Square, Inc. Class A †	1,878	450,420
Stellantis NV (Italy)	36,536	699,050
TABCORP Holdings, Ltd. (Australia)	43,225	152,993
Target Corp.	18,639	4,264,044
Tempur Sealy International, Inc.	14,500	672,945
Tesla, Inc. †	3,071	2,381,499
Thomson Reuters Corp. (Canada)	3,192	352,945
TJX Cos., Inc. (The)	72,445	4,779,921
Toyota Motor Corp. (Japan)	3,000	53,665
TransUnion	2,600	292,006
Travel + Leisure Co.	6,200	338,086
United Rentals, Inc. †	4,817	1,690,430
Universal Music Group NV (Netherlands) †	16,112	431,403
Volkswagen AG (Preference) (Germany)	609	136,425
Volvo AB (Sweden)	25,646	576,197
Walmart, Inc.	47,114	6,566,749
Walt Disney Co. (The) †	6,507	1,100,789
Wesfarmers, Ltd. (Australia)	17,324	697,160
Whirlpool Corp.	1,300	265,018
Wyndham Hotels & Resorts, Inc.	4,300	331,917
Yamaha Motor Co., Ltd. (Japan)	25,000	696,119
		97,757,871
Consumer staples (3.6%)
Airbnb, Inc. Class A †	8,529	1,430,740
Asahi Group Holdings, Ltd. (Japan)	11,600	561,927
Auto1 Group SE 144A (Germany) †	5,237	191,466
Carlsberg A/S Class B (Denmark)	2,822	459,070
Chipotle Mexican Grill, Inc. †	655	1,190,476
Coca-Cola Co. (The)	6,100	320,067
Coca-Cola Europacific Partners PLC (United Kingdom)	10,341	571,753
Coca-Cola HBC AG (Switzerland)	20,061	644,797
Coles Group, Ltd. (Australia)	40,970	499,995
Colgate-Palmolive Co.	34,300	2,592,394
Constellation Brands, Inc. Class A	6,800	1,432,692
Darden Restaurants, Inc.	6,500	984,555
Diageo PLC (United Kingdom)	18,343	883,822
Endeavour Group, Ltd./Australia (Australia)	22,257	111,763
Estee Lauder Cos., Inc. (The) Class A	4,136	1,240,510

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Consumer staples cont.
Ferguson PLC (United Kingdom)	4,571	$633,645
Imperial Brands PLC (United Kingdom)	22,935	478,639
ITOCHU Corp. (Japan)	22,400	656,130
Keurig Dr Pepper, Inc.	20,985	716,848
Koninklijke Ahold Delhaize NV (Netherlands)	21,349	707,790
Kraft Heinz Co. (The)	4,300	158,326
L’Oreal SA (France)	2,160	891,480
ManpowerGroup, Inc.	3,700	400,636
McDonald’s Corp.	10,400	2,507,544
MercadoLibre, Inc. (Argentina) †	400	671,760
Mondelez International, Inc. Class A	22,000	1,279,960
Nestle SA (Switzerland)	6,043	727,087
Netflix, Inc. †	1,050	640,857
NH Foods, Ltd. (Japan)	3,600	136,179
PepsiCo, Inc.	26,222	3,944,051
Philip Morris International, Inc.	4,700	445,513
Procter & Gamble Co. (The)	31,109	4,349,038
Starbucks Corp.	10,100	1,114,131
Swedish Match AB	33,602	294,693
Sysco Corp.	14,300	1,122,550
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	1	117,425
Tyson Foods, Inc. Class A	4,200	331,548
Uber Technologies, Inc. †	31,824	1,425,715
Unilever PLC (United Kingdom)	2,429	131,307
Yakult Honsha Co., Ltd. (Japan)	4,400	223,082
Yum! Brands, Inc.	2,200	269,082
Zalando SE (Germany) †	4,513	414,716
ZOZO, Inc. (Japan)	26,500	992,278
		38,898,037
Electronics (2.5%)
Advanced Micro Devices, Inc. †	11,904	1,224,922
Brother Industries, Ltd. (Japan)	7,700	169,421
Cirrus Logic, Inc. †	3,800	312,930
Garmin, Ltd.	2,200	342,012
Hoya Corp. (Japan)	9,900	1,548,339
Intel Corp.	5,500	293,040
Marvell Technology, Inc.	7,230	436,041
MinebeaMitsumi, Inc. (Japan)	24,500	625,589
nVent Electric PLC (United Kingdom)	5,500	177,815
NVIDIA Corp.	54,332	11,255,417
NXP Semiconductors NV	3,719	728,441
Omron Corp. (Japan)	3,300	327,088
Qualcomm, Inc.	51,216	6,605,840
Samsung Electronics Co., Ltd. (Preference) (South Korea)	9,728	569,405
Shimadzu Corp. (Japan)	6,200	272,343
Texas Instruments, Inc.	4,421	849,760
Thales SA (France)	6,713	648,291
Vontier Corp.	25,765	865,704
		27,252,398

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (53.9%)* cont.	Shares	Value
Energy (1.6%)
BP PLC (United Kingdom)	131,464	$595,538
Cenovus Energy, Inc. (Canada)	20,534	207,026
Chevron Corp.	12,200	1,237,690
ConocoPhillips	27,980	1,896,205
DCC PLC (Ireland)	1,376	113,890
Enterprise Products Partners LP	30,822	666,988
EOG Resources, Inc.	4,418	354,633
Equinor ASA (Norway)	29,469	750,970
Exxon Mobil Corp.	17,974	1,057,231
Halliburton Co.	98,839	2,136,899
Marathon Petroleum Corp.	17,200	1,063,132
MWO Holdings, LLC (Units) F	42	107
Oasis Petroleum, Inc.	1,773	176,272
Orsted AS (Denmark)	3,196	421,682
Reliance Industries, Ltd. 144A (India)	11,457	774,443
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	65,025	1,448,246
Royal Dutch Shell PLC Class B (United Kingdom)	88,316	1,956,581
Schlumberger, Ltd.	5,500	163,020
Targa Resources Corp.	15,100	743,071
Valero Energy Corp.	19,340	1,364,824
		17,128,448
Financials (7.8%)
3i Group PLC (United Kingdom)	19,558	336,885
Aflac, Inc.	13,200	688,116
AIA Group, Ltd. (Hong Kong)	98,600	1,135,294
Alliance Data Systems Corp.	3,300	332,937
Allianz SE (Germany)	3,661	825,716
Allstate Corp. (The) S	6,600	840,246
Ally Financial, Inc.	29,400	1,500,870
American International Group, Inc.	18,848	1,034,567
Ameriprise Financial, Inc.	6,300	1,663,956
Apollo Global Management, Inc.	14,958	921,263
Assured Guaranty, Ltd.	27,487	1,286,666
Athene Holding, Ltd. Class A †	9,000	619,830
AvalonBay Communities, Inc. R	1,300	288,132
Aviva PLC (United Kingdom)	94,034	500,490
AXA SA (France)	56,828	1,580,954
Banco Bilbao Vizcaya Argenta (Spain)	105,249	694,276
Bank Leumi Le-Israel BM (Israel)	55,755	473,277
Bank of America Corp.	92,977	3,946,874
Bank of Ireland Group PLC (Ireland) †	100,781	594,020
BNP Paribas SA (France)	11,302	723,954
BOC Hong Kong Holdings, Ltd. (Hong Kong)	76,500	229,181
Boston Properties, Inc. R	9,986	1,081,983
Brixmor Property Group, Inc. R	13,000	287,430
CaixaBank SA (Spain)	178,145	552,404
Capital One Financial Corp.	8,674	1,404,928
CBRE Group, Inc. Class A †	13,300	1,294,888
Citigroup, Inc.	122,185	8,574,943

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Financials cont.
CK Asset Holdings, Ltd. (Hong Kong)	94,616	$543,776
Commonwealth Bank of Australia (Australia)	4,252	316,857
Dai-ichi Life Holdings, Inc. (Japan)	16,500	359,271
DBS Group Holdings, Ltd. (Singapore)	31,800	706,148
Deutsche Boerse AG (Germany)	3,086	502,359
Dexus Property Group (Australia) R	23,211	179,593
Direct Line Insurance Group PLC (United Kingdom)	59,366	231,622
Discover Financial Services	2,700	331,695
Duke Realty Corp. R	6,000	287,220
Equitable Holdings, Inc.	28,000	829,920
Equity Lifestyle Properties, Inc. R	3,700	288,970
Fidelity National Financial, Inc.	6,700	303,778
First Industrial Realty Trust, Inc. R	5,600	291,648
Gaming and Leisure Properties, Inc. R	39,889	1,847,659
Gjensidige Forsikring ASA (Norway)	3,836	84,950
Goldman Sachs Group, Inc. (The)	18,204	6,881,658
Goodman Group (Australia) R	40,962	635,869
Hana Financial Group, Inc. (South Korea)	17,381	670,886
Investor AB Class B (Sweden)	25,563	547,348
Invitation Homes, Inc. R	7,400	283,642
Israel Discount Bank, Ltd. Class A (Israel) †	43,231	228,249
Jones Lang LaSalle, Inc. †	2,900	719,461
JPMorgan Chase & Co.	69,042	11,301,485
KeyCorp	25,238	545,646
Lamar Advertising Co. Class A R	4,300	487,835
Lincoln National Corp.	4,700	323,125
Link REIT (The) (Hong Kong) R	5,500	47,004
London Stock Exchange Group PLC (United Kingdom)	6,975	696,855
Medical Properties Trust, Inc. R	24,000	481,680
MetLife, Inc.	48,400	2,987,732
Mitsubishi UFJ Financial Group, Inc. (Japan)	128,600	750,824
Morgan Stanley	8,000	778,480
Network International Holdings PLC (United Arab Emirates) †	90,646	443,456
NN Group NV (Netherlands)	1,184	61,790
OneMain Holdings, Inc.	6,500	359,645
Partners Group Holding AG (Switzerland)	415	646,035
Persimmon PLC (United Kingdom)	3,999	142,500
PNC Financial Services Group, Inc. (The)	8,564	1,675,461
Principal Financial Group, Inc.	11,100	714,840
Prologis, Inc. R	1,200	150,516
Prudential PLC (United Kingdom)	26,138	507,408
Public Storage R	900	267,390
Radian Group, Inc.	41,232	936,791
Raymond James Financial, Inc.	1,500	138,420
Sberbank of Russia PJSC ADR (Russia)	23,764	441,541
SEI Investments Co.	4,000	237,200
Simon Property Group, Inc. R	1,500	194,955
Skandinaviska Enskilda Banken AB (Sweden)	28,569	402,541
SLM Corp.	31,200	549,120

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (53.9%)* cont.	Shares	Value
Financials cont.
State Street Corp.	9,100	$770,952
Sumitomo Mitsui Financial Group, Inc. (Japan)	20,093	702,961
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,400	253,433
Sumitomo Realty & Development Co., Ltd. (Japan)	2,800	102,173
Sun Hung Kai Properties, Ltd. (Hong Kong)	15,500	192,624
Synchrony Financial	38,700	1,891,656
United Overseas Bank, Ltd. (Singapore)	17,400	329,098
Unum Group	13,400	335,804
Visa, Inc. Class A	13,606	3,030,737
Zurich Insurance Group AG (Switzerland)	444	181,040
		84,547,412
Government (—%)
Poste Italiane SpA (Italy)	11,192	154,034
		154,034
Healthcare (7.0%)
10x Genomics, Inc. Class A †	6,300	917,154
Abbott Laboratories	19,400	2,291,722
AbbVie, Inc.	27,349	2,950,136
Abcam PLC (United Kingdom) †	17,931	356,586
Align Technology, Inc. †	4,600	3,060,978
AmerisourceBergen Corp.	7,000	836,150
Amgen, Inc.	1,200	255,180
Anthem, Inc.	12,736	4,747,981
AstraZeneca PLC (United Kingdom)	7,540	907,700
AstraZeneca PLC ADR (United Kingdom)	29,387	1,764,983
Biogen, Inc. †	6,200	1,754,538
Boston Scientific Corp. †	6,500	282,035
Bristol-Myers Squibb Co.	79,800	4,721,766
Danaher Corp.	9,623	2,929,627
DexCom, Inc. †	2,269	1,240,825
Edwards Lifesciences Corp. †	22,900	2,592,509
Eli Lilly and Co.	7,327	1,692,903
Eurofins Scientific (Luxembourg)	2,527	324,055
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	4,318	94,945
Ginkgo Bioworks Holdings, Inc. † S	17,983	208,423
GlaxoSmithKline PLC (United Kingdom)	15,044	283,963
HCA Healthcare, Inc.	5,582	1,354,863
Hikma Pharmaceuticals PLC (United Kingdom)	5,860	192,784
ICON PLC (Ireland) †	1,483	388,576
IDEXX Laboratories, Inc. †	1,900	1,181,610
Incyte Corp. †	8,000	550,240
Ipsen SA (France)	1,869	178,428
IQVIA Holdings, Inc. †	6,990	1,674,385
Johnson & Johnson	19,100	3,084,650
Laboratory Corp. of America Holdings †	1,000	281,440
Lonza Group AG (Switzerland)	2,521	1,888,710
McKesson Corp.	18,159	3,620,541
Medtronic PLC	16,800	2,105,880
Merck & Co., Inc.	60,973	4,579,682

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Healthcare cont.
Merck KGaA (Germany)	6,229	$1,354,552
Moderna, Inc. †	7,077	2,723,654
Molina Healthcare, Inc. †	2,700	732,537
Novartis AG (Switzerland)	13,870	1,137,898
Novo Nordisk A/S Class B (Denmark)	11,523	1,108,341
Ono Pharmaceutical Co., Ltd. (Japan)	5,500	125,441
Organon & Co.	1,587	52,038
Oxford Nanopore Technologies PLC (United Kingdom) †	9,486	78,299
Pfizer, Inc.	12,480	536,765
Recordati SpA (Italy)	2,436	141,697
Regeneron Pharmaceuticals, Inc. †	5,523	3,342,409
Roche Holding AG (Switzerland)	4,786	1,746,429
Sanofi (France)	10,114	973,620
Sartorius Stedim Biotech (France)	580	323,746
Seagen, Inc. †	1,900	322,620
Service Corp. International	4,500	271,170
Sonic Healthcare, Ltd. (Australia)	15,486	454,665
Sonova Holding AG (Switzerland)	1,591	600,044
Thermo Fisher Scientific, Inc.	2,356	1,346,053
UnitedHealth Group, Inc.	3,343	1,306,244
Vertex Pharmaceuticals, Inc. †	12,600	2,285,514
		76,259,684
Semiconductor (0.3%)
Applied Materials, Inc.	9,903	1,274,813
ASML Holding NV (Netherlands)	1,328	979,629
Renesas Electronics Corp. (Japan) †	59,600	735,390
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	20,000	412,421
Tokyo Electron, Ltd. (Japan)	700	308,562
		3,710,815
Software (4.8%)
Activision Blizzard, Inc.	18,209	1,409,195
Adobe, Inc. †	14,051	8,089,442
Atlassian Corp PLC Class A (Australia) †	900	352,278
Autodesk, Inc. †	4,500	1,283,265
Cadence Design Systems, Inc. †	22,610	3,424,058
Capcom Co., Ltd. (Japan)	8,400	233,314
Electronic Arts, Inc.	2,100	298,725
Intuit, Inc.	13,515	7,291,478
Manhattan Associates, Inc. †	3,000	459,090
Microsoft Corp.	88,542	24,961,661
Oracle Corp.	15,102	1,315,837
Oracle Corp. (Japan)	3,100	272,758
Sage Group PLC (The) (United Kingdom)	37,120	354,287
Tata Consultancy Services, Ltd. (India)	13,025	659,548
Veeva Systems, Inc. Class A †	7,400	2,132,458
Workday, Inc. Class A †	1,300	324,857
		52,862,251
Technology (—%)
SoftBank Group Corp. (Japan)	8,400	485,414
		485,414

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (53.9%)* cont.	Shares	Value
Technology services (4.4%)
Accenture PLC Class A	15,400	$4,926,768
Alibaba Group Holding, Ltd. (China) †	19,900	370,140
Alphabet, Inc. Class A †	5,671	15,161,532
Alphabet, Inc. Class C †	2,518	6,711,251
Capgemini SE (France)	2,041	424,467
Cognizant Technology Solutions Corp. Class A	9,400	697,574
DocuSign, Inc. †	9,692	2,495,012
Facebook, Inc. Class A †	17,136	5,815,787
Fidelity National Information Services, Inc.	24,773	3,014,379
Genpact, Ltd.	6,300	299,313
GoDaddy, Inc. Class A †	13,300	927,010
IBM Corp.	2,100	291,753
Nomura Research Institute, Ltd. (Japan)	13,500	497,536
Palo Alto Networks, Inc. †	800	383,200
Pinterest, Inc. Class A †	54,900	2,797,155
Roku, Inc. †	7,500	2,350,125
Salesforce.com, Inc. †	901	244,369
SCSK Corp. (Japan)	5,100	107,847
Zebra Technologies Corp. Class A †	2,000	1,030,840
		48,546,058
Transportation (1.0%)
A. P. Moeller-Maersck A/S Class B (Denmark)	58	156,888
CSX Corp.	73,300	2,179,942
Deutsche Post AG (Germany)	23,548	1,484,148
Nippon Express Co., Ltd. (Japan)	1,100	75,787
Nippon Yusen KK (Japan)	7,100	534,051
Norfolk Southern Corp.	1,100	263,175
Ryder System, Inc.	4,100	339,111
Southwest Airlines Co. †	35,166	1,808,587
Union Pacific Corp.	17,808	3,490,546
United Parcel Service, Inc. Class B	2,800	509,880
Yamato Holdings Co., Ltd. (Japan)	9,100	230,701
		11,072,816
Utilities and power (1.4%)
AES Corp. (The)	11,800	269,394
Ameren Corp.	8,539	691,659
American Electric Power Co., Inc.	29,528	2,397,083
CLP Holdings, Ltd. (Hong Kong)	43,500	418,397
E.ON SE (Germany)	10,929	133,710
Edison International	13,400	743,298
Electricite De France SA (France)	23,541	295,624
Energias de Portugal (EDP) SA (Portugal)	125,904	660,454
Exelon Corp.	66,695	3,224,036
FirstEnergy Corp.	7,700	274,274
Fortum OYJ (Finland)	15,937	484,678
Kinder Morgan, Inc.	49,000	819,770
NRG Energy, Inc.	42,438	1,732,744
Osaka Gas Co., Ltd. (Japan)	9,300	170,940
Public Service Enterprise Group, Inc.	4,500	274,050

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (53.9%)* cont.	Shares	Value
Utilities and power cont.
Southern Co. (The)	32,300	$2,001,631
SSE PLC (United Kingdom)	23,665	496,930
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,986
Tokyo Gas Co., Ltd. (Japan)	8,800	163,882
		15,255,540
Total common stocks (cost $407,055,321)		$589,139,168

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (23.4%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.8%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$522,553	$578,095
5.00%, 5/20/49	19,520	21,604
4.70%, with due dates from 5/20/67 to 8/20/67	173,497	190,021
4.642%, 6/20/67	72,521	80,162
4.50%, 5/20/49	24,772	27,144
4.48%, 3/20/67	86,484	95,777
3.00%, TBA, 10/1/51	20,000,000	20,897,888
3.00%, with due dates from 7/20/50 to 10/20/50	29,303,177	30,589,505
		52,480,196
U.S. Government Agency Mortgage Obligations (18.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	194,222	213,771
3.00%, with due dates from 2/1/47 to 1/1/48	11,093,241	11,672,987
2.50%, with due dates from 5/1/51 to 8/1/51	3,977,468	4,126,640
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	528,347	587,223
4.00%, with due dates from 6/1/48 to 4/1/49	8,928,298	9,567,700
3.50%, 6/1/56	559,768	613,014
3.00%, with due dates from 4/1/46 to 11/1/48	11,286,073	11,927,868
2.50%, with due dates from 7/1/50 to 8/1/51	30,586,688	31,599,672
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/51	8,000,000	8,947,946
4.50%, TBA, 10/1/51	1,000,000	1,081,445
4.00%, TBA, 10/1/51	4,000,000	4,286,094
3.50%, TBA, 10/1/51	33,000,000	34,921,979
2.50%, TBA, 11/1/51	24,000,000	24,698,438
2.50%, TBA, 10/1/51	24,000,000	24,747,190
2.50%, TBA, 10/1/36	33,000,000	34,381,859
		203,373,826
Total U.S. government and agency mortgage obligations (cost $254,780,284)		$255,854,022

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 1.375%, 11/15/40 [i]	$128,000	$115,685
U.S. Treasury Notes
2.75%, 2/15/24 [i]	104,000	110,217
0.50%, 3/15/23 [i]	10,000	10,049
0.375%, 12/31/25 [i]	178,000	174,572
Total U.S. treasury obligations (cost $410,523)		$410,523

Dynamic Asset Allocation Conservative Fund 35

CORPORATE BONDS AND NOTES (22.5%)*	Principal amount	Value
Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23	$110,000	$123,750
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	120,000	169,350
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	35,000	36,400
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	40,000	39,750
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	84,000	90,825
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	75,000	80,063
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	50,000	51,125
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	74,000	78,440
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	90,000	89,451
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	255,000	253,159
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	110,000	132,550
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	797,000	908,714
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	75,000	72,004
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	155,000	164,494
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	40,000	41,700
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	45,000	45,113
CVR Partners LP/CVR Nitrogen Finance Corp. 144A company guaranty sr. notes 6.125%, 6/15/28	20,000	20,975
Diamond BC BV 144A sr. unsec. unsub. notes 4.625%, 10/1/29 (Netherlands)	30,000	30,338
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	200,000	208,000
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	50,000	54,063
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	115,000	120,319
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	65,000	80,031
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	215,000	219,838
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	744,000	728,359
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	65,000	64,675
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	40,000	39,650
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	25,000	26,184
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31	200,000	204,828

36 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Basic materials cont.
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	$266,000	$301,443
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	85,000	84,788
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	60,000	62,850
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	85,000	89,101
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	362,000	417,515
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	78,000	81,859
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	137,000	135,831
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	115,000	120,175
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	100,000	100,625
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	35,000	36,225
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24	25,000	25,219
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	105,000	107,231
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	85,000	86,806
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	50,000	50,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	20,000	19,781
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	70,000	73,689
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	20,000	20,284
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	157,913
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	589,222
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	122,000	138,937
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	200,000	198,190
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	240,865
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	20,000	20,075
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	40,000	40,200
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	80,000	76,800
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	499,638
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	11,000	11,150
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	95,000	96,306
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	125,000	130,625
TopBuild Corp. 144A company guaranty sr. unsec. bonds 4.125%, 2/15/32 ##	35,000	35,350
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	120,000	120,900

Dynamic Asset Allocation Conservative Fund 37

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	$80,000	$79,600
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	105,000	111,953
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	120,000	125,994
Westlake Chemical Corp. sr. unsec. bonds 3.125%, 8/15/51	1,094,000	1,032,052
Westlake Chemical Corp. sr. unsec. bonds 2.875%, 8/15/41	546,000	522,190
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	515,000	721,577
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	110,000	156,298
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	86,000	122,466
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	90,000	98,550
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	70,000	72,013
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	70,000	72,101
		11,458,535
Capital goods (1.1%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	55,000	53,488
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	150,000	156,000
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	70,000	73,046
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	75,000	77,063
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	200,000	212,470
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	167,000	164,897
Berry Global, Inc. 144A company guaranty sr. unsub. notes 1.57%, 1/15/26	749,000	748,805
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	564,000	770,466
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	155,000	160,692
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	10,000	10,400
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	65,000	68,250
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	40,000	40,450
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	63,000	66,465
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	65,000	80,275
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	575,953
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	160,000	162,650
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	75,000	75,469
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	30,000	30,750
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	25,000	24,813
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	100,000	105,011
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	100,000	109,500

38 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Capital goods cont.
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	$70,000	$72,450
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	301,348
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	325,000	327,795
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	130,000	138,125
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	534,274
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	190,000	233,972
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	170,000	164,048
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	418,000	462,231
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	312,000	356,025
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes 6.625%, 10/15/29	80,000	80,000
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	55,000	55,000
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	110,000	110,825
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	280,000	270,610
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	930,431
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	140,000	160,283
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	235,000	241,253
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	105,000	111,694
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	155,000	154,806
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40 (acquired 6/8/20, cost $237,986) ∆∆	195,000	249,758
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	745,000	847,948
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	110,000	112,682
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	35,000	35,875
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	110,000	111,650
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	225,000	228,201
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	145,000	156,419
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	55,000	56,994
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	15,000	15,326
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	75,000	77,375
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	110,000	110,205
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	70,000	69,878
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	135,000	138,713
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	235,000	244,988
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	430,000	471,338

Dynamic Asset Allocation Conservative Fund 39

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Capital goods cont.
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	$195,000	$196,950
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	100,000	110,750
		11,707,133
Communication services (2.9%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	1,083,000	1,107,405
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	339,000	352,922
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	735,000	771,738
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	1,914,000	1,887,479
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	2,419,000	2,379,856
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	91,000	88,603
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	678,215
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	70,000	72,100
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	70,000	72,190
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	875,000	945,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	80,000	83,638
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	50,000	51,586
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	275,000	301,167
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	210,000	209,835
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	694,000	943,549
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	590,000	662,101
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	330,000	321,296
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	52,000	62,259
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	150,999	175,674
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	263,000	304,598
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	780,000	889,319
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	720,000	755,180
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	17,000	24,399
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	25,000	27,015

40 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Communication services cont.
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	$1,050,000	$1,113,530
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.987%, 11/1/63	173,001	162,118
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	82,000	78,653
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	40,000	40,500
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	404,000	379,875
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	372,292
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	434,373
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	612,406
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	455,000	496,370
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	216,378
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	90,000	90,225
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	260,000	281,002
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	243,015
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	125,000	141,153
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	75,000	80,646
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	110,000	107,777
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	130,000	139,411
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	140,000	148,531
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,380,000	1,463,472
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	55,000	58,438
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	155,000	163,331
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25 (Luxembourg) (In default) †	115,000	64,400
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	75,000	77,160
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	105,000	105,812
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	50,000	48,438
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	19,000	20,093
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	410,000	468,343
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	552,000	706,560
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	110,000	133,290
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	380,000	424,593
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,035,000	1,014,919
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	64,000	70,666
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	792,000	872,539
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	267,000	267,951

Dynamic Asset Allocation Conservative Fund 41

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	$70,000	$70,595
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	10,000	10,505
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22	30,000	30,350
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	50,000	50,528
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	110,000	116,875
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	481,899
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	1,085,000	1,304,423
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	924,000	975,678
Verizon Communications, Inc. sr. unsec. bonds 1.75%, 1/20/31	290,000	275,642
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	461,000	466,666
Verizon Communications, Inc. sr. unsec. unsub. bonds 5.25%, 3/16/37	505,000	653,100
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	775,000	913,226
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,337,000	1,536,918
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	219,000	226,665
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)	90,000	91,238
		31,469,692
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity	127,000	124,301
		124,301
Consumer cyclicals (2.7%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	95,000	94,420
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	415,000	455,981
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	239,000	248,635
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,346,898
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	430,000	438,523
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	215,000	209,104
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 10.50%, 4/15/25	40,000	42,800
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	50,000	51,063
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	50,000	49,625
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	236,000	230,004
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	160,000	158,800
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	165,000	168,300

42 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.95%, 8/14/28	$405,000	$457,320
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	50,000	51,535
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	110,000	113,438
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	45,000	48,769
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	105,000	110,383
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	110,000	112,481
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	40,000	40,500
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	50,000	50,055
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	130,000	133,034
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	20,000	21,450
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	120,000	121,200
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	115,000	113,275
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	70,000	72,437
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	80,000	84,200
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	85,000	88,400
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	160,000	155,200
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	905,000	894,802
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	120,000	79,200
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	90,000	39,375
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	85,000	88,719
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	414,735
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,481,336
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	110,000	110,871
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	75,000	76,713
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	140,000	168,354
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	400,000	434,500
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	285,000	296,400
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	90,000	96,750
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	80,000	78,386
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	110,000	113,300

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	$30,000	$30,228
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	163,000	214,821
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	50,000	60,887
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,082,000	1,191,589
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	200,000	219,463
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	85,000	92,020
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	140,000	144,449
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	810,000	854,004
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	135,000	146,117
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25	40,000	41,875
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	60,000	63,257
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	80,000	82,702
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	428,643
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	475,000	481,637
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	576,000	637,167
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	83,261	87,853
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	190,911	203,797
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	50,000	58,625
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	1,201,000	1,325,604
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	944,000	1,099,950
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	45,000	47,025
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	50,000	52,102
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	45,000	47,531
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	55,000	68,200
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	110,000	124,988
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	12,000	15,225
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	50,000	56,750
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	80,000	79,960
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	599,000	694,061
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	125,000	126,250

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lions Gate Capital Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	$150,000	$155,066
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24	40,000	40,447
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	65,000	67,275
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	50,000	55,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	40,000	42,120
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	50,000	49,625
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	140,000	146,300
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	110,000	112,404
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	80,000	83,400
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	20,000	20,622
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28	110,000	108,075
Mav Acquisition Corp. 144A sr. unsec. notes 8.00%, 8/1/29	115,000	109,857
Meredith Corp. company guaranty sr. notes 6.50%, 7/1/25	50,000	53,500
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	86,000	88,903
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	335,000	293,206
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	755,000	738,801
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	105,000	108,906
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	80,000	82,200
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	55,000	57,055
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	50,000	52,899
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	80,000	81,900
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	75,000	77,813
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	60,000	58,668
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	60,000	58,366
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	660,000	722,101
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	120,000	123,600
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	165,000	174,177
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	50,000	47,969
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	100,000	103,378
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	132,000	189,420
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	98,000	105,840
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	35,000	35,744

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	$90,000	$93,353
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	90,000	94,032
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	152,000	143,061
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	125,000	144,474
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	160,000	179,782
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	50,000	53,938
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	55,000	55,447
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	150,000	156,750
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	60,000	60,209
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	65,000	63,905
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	110,000	114,813
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	100,000	99,190
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	55,000	53,763
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	535,000	522,628
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	170,000	172,869
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	700,000	728,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	65,000	67,113
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	105,000	111,825
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	85,000	88,780
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	50,000	53,750
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	100,000	101,040
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	425,000	435,936
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	40,000	38,068
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	70,000	72,188
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	10,375
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	100,000	101,585
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	575,000	570,226
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	90,000	90,000
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	20,000	21,525
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	50,000	55,700
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	155,000	163,894

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	$185,000	$194,076
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	50,000	55,000
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	55,000	59,675
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	100,000	108,625
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	55,000	55,894
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	80,000	85,773
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30	65,000	67,392
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	324,000	369,168
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	298,000	316,589
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26	136,000	150,322
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	70,000	70,875
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	281,000	494,575
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	130,000	135,444
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	95,000	100,225
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/15/29	85,000	85,850
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	130,000	131,297
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	125,000	125,938
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	30,000	31,651
		30,019,276
Consumer staples (1.1%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	70,000	69,300
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	70,000	71,065
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	90,000	90,563
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	30,000	32,325
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	130,000	136,374
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	90,000	97,200
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	338,000	457,767
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	810,000	966,998

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	$404,000	$475,620
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	127,031
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	55,000	56,049
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	405,000	398,129
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	685,000	717,866
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	40,000	40,150
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	15,000	15,375
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	33,377	38,186
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	230,000	278,613
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	300,000	445,762
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	363,000	496,206
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	165,000	169,950
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/1/25	85,000	88,825
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	170,000	170,221
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	50,000	53,086
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	535,000	527,831
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	869,000	870,360
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	303,000	351,761
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	62,641
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	175,000	199,118
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	135,000	166,018
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	89,000	93,747
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	335,000	407,727
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	75,000	82,444
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	382,000	391,366
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	25,000	25,427
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	54,000	56,523
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	45,000	44,466
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	25,000	26,031

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	$415,000	$433,872
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	70,000	72,097
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	425,000	432,673
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	850,000	846,756
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	90,000	103,725
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	160,000	196,064
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	480,000	536,400
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	55,000	66,619
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	30,000	35,325
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	55,000	60,704
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	90,000	99,228
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	86,000	86,649
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	58,000	57,987
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	90,000	95,400
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	110,000	111,856
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	50,000	50,267
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	50,000	54,191
		12,137,934
Energy (1.3%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	60,000	65,607
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	45,000	50,973
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	60,000	67,080
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	55,000	57,923
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	55,000	61,599
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	45,000	49,073
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	40,000	43,000
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	65,000	70,281
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes 5.625%, 6/1/24 (Canada)	25,000	25,140
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	445,000	481,205
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	715,000	783,057
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	130,000	127,755
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	50,000	54,065
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	65,000	64,188
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	80,000	108,700
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	130,000	132,436

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	$120,000	$117,756
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	57,000	59,280
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	120,000	138,733
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	80,000	83,776
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	96,000	96,240
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	24,000	24,950
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	110,000	114,400
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	95,000	102,600
ConocoPhillips 144A company guaranty sr. unsec. notes 3.75%, 10/1/27	55,000	61,426
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	80,000	89,400
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	95,000	105,094
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	135,000	139,894
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	110,000	132,963
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	95,000	99,190
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	50,000	56,875
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	135,000	176,850
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	75,000	106,314
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	50,000	70,750
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	40,000	49,842
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 10/15/27	312,000	331,626
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	290,000	310,546
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	45,000	46,350
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	35,000	35,492
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	135,000	138,038
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	555,000	584,138
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	100,000	105,375
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	140,000	149,064
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	708,630
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	55,000	70,796
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	11,260

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	$170,000	$225,168
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	15,000	15,570
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	95,000	99,232
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	45,000	45,506
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	355,000	368,313
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds 6.00%, 2/1/31	25,000	25,688
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5.75%, 2/1/29	25,000	25,688
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	150,000	152,100
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	125,000	126,094
MEG Energy Corp. 144A company guaranty sr. unsec. notes 5.875%, 2/1/29 (Canada)	15,000	15,319
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	53,000	54,535
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	60,000	55,440
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	35,000	36,225
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	45,000	43,767
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	80,000	83,200
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	55,000	57,613
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	70,000	86,275
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	25,000	30,012
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	140,000	164,878
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	175,000	220,172
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	35,000	47,204
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	95,000	128,863
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	35,000	48,001
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	30,000	41,273
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	100,000	94,750
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	200,000	210,252
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	146,000	162,608
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	274,000	297,427
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	14,850

Dynamic Asset Allocation Conservative Fund 51

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	$159,000	$150,557
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)	902,000	931,667
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	140,000	143,500
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	25,000	26,111
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	70,000	72,891
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	25,500
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	35,000	36,181
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	35,000	35,525
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	174,000	194,270
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	133,645
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	52,000	59,780
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	980,000	1,056,005
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	40,000	41,017
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	85,000	86,810
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	95,000	98,355
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	45,000	50,192
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	110,000	118,715
Southwestern Energy Co. 144A company guaranty sr. unsec. unsub. notes 5.375%, 2/1/29	205,000	219,350
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	368,403
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 7.50%, 10/1/25	25,000	27,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	95,000	97,328
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	120,000	122,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	30,000	33,614
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	50,000	53,912
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	30,000	32,803
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	55,000	57,750
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	227,000	243,741
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	43,550	43,550
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	75,000	74,620
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	90,000	92,700

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	$100,000	$104,120
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	50,000	52,930
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	30,000	31,275
		14,451,970
Financials (6.3%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	90,000	94,365
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	240,000	232,999
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	279,000	313,379
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	972,000	1,011,229
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	130,000	134,550
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	105,000	151,445
American Express Co. sr. unsec. notes 2.65%, 12/2/22	404,000	414,936
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	45,000	45,632
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,411,718
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	204,000	218,163
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	130,000	133,900
Athene Global Funding 144A notes 1.985%, 8/19/28	660,000	651,469
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	233,322
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	227,128
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	227,221
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	204,000	227,205
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	10,000	11,190
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	735,000	743,813
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN, 3.248%, 10/21/27	2,355,000	2,542,832
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month + 0.76%), 0.876%, 9/15/26	100,000	99,887
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,173,590
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	267,000	272,237
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%, 3/7/22 (Canada)	230,000	232,302
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	635,000	625,774
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	151,000	184,208
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	205,000	193,650
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R	65,000	64,431
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	485,000	470,314

Dynamic Asset Allocation Conservative Fund 53

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	$200,000	$219,069
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	295,000	323,956
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	148,582
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	136,000	141,535
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,420,000	1,390,223
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	47,000	50,114
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	466,000	519,008
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	46,575
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	374,000	381,480
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,519,000	2,767,885
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	576,000	636,497
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	387,000	391,539
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	234,000	234,597
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	345,318
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	437,818
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	384,007
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	90,000	105,469
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	80,000	90,038
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	90,000	90,000
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	55,000	52,284
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	55,000	53,075
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,010,000	1,102,282
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	200,000	199,372
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	269,688
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	550,000	557,405
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	225,000	242,438
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	311,000	339,436
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,090,000	1,105,976
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,287,642
Deutsche Bank AG sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,315,000	1,322,473
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	425,000	438,806
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	204,000	233,923
Digital Realty Trust LP company guaranty sr. unsec. notes 4.75%, 10/1/25 R	990,000	1,114,611
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R	210,000	229,688
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	970,000	992,189
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	40,000	41,900

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	$714,000	$814,909
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	190,000	206,803
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	51,000	52,505
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	372,780
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	67,000	68,340
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	81,100
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	55,000	53,488
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	85,000	94,782
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	30,000	30,900
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	60,000	61,650
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	189,000	189,567
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	916,000	1,035,191
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.75%, 1/24/22	95,000	96,607
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	2,035,000	2,235,917
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	289,000	297,420
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	50,000	45,250
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	130,000	134,388
Huntington Bancshares, Inc. 144A unsec. sub. FRB 2.487%, 8/15/36	592,000	582,914
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	65,813
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	95,000	99,275
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	85,000	88,188
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	50,000	49,938
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	599,000	572,897
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	300,000	282,320
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	44,000	46,033
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	465,000	476,685
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	85,000	88,825
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	135,000	142,763
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	110,000	114,260
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	43,000	46,732
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	252,000	257,670
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.125%, 5/15/47	293,000	260,717
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,892,177
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,894,592

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	$80,000	$83,229
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,053,000	1,101,207
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	250,000	323,182
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	55,000	54,612
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	30,000	30,373
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	100,000	99,250
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	295,000	331,548
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	305,000	410,622
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	344,000	399,434
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	535,115
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	300,000	304,743
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	420,000	428,547
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	425,000	469,264
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	2,470,000	2,733,094
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	891,316
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	1,324,000	1,370,314
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%, 1/10/22 (Australia)	430,000	433,068
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27	50,000	52,340
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	85,000	87,550
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	30,000	30,066
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	200,000	233,010
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	225,000	258,994
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,176,000	1,190,467
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	25,000	27,125
OneMain Finance Corp. company guaranty sr. unsec. notes 4.00%, 9/15/30	55,000	54,725
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	45,000	52,144
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	50,000	57,500
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	75,000	84,281
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	105,000	113,804
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	50,000	49,925

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	$100,000	$102,845
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	165,000	167,888
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	580,000	581,784
PNC Financial Services Group, Inc. (The) sr. unsec. notes 3.30%, 3/8/22	122,000	123,314
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	192,000	195,448
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	80,000	82,801
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	125,000	127,188
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	100,000	107,500
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	440,000	499,244
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	430,000	479,033
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	35,000	39,296
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	390,000	419,500
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	80,000	84,200
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	755,000	759,580
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	435,000	529,818
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	925,000	941,954
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	760,000	834,992
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	390,000	407,694
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	141,000	148,555
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	431,000	433,333
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	204,000	207,964
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	380,000	382,719
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	1,960,000	1,996,832
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	233,000	259,692
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	669,248
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	106,861
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	127,000	142,399
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	98,000	101,063
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	298,000	295,100
		68,981,877
Healthcare (2.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	2,640,000	2,844,629
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	525,000	570,073

Dynamic Asset Allocation Conservative Fund 57

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Healthcare cont.
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	$110,000	$105,050
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	495,000	624,546
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	710,000	751,073
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	110,000	117,975
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	90,000	92,237
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28	45,000	46,112
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	75,000	74,214
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25	106,000	108,189
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	40,000	37,250
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	90,000	93,263
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	94,000	98,495
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	795,000	773,144
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	727,070
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	712,000	739,036
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	473,000	485,170
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	808,000	857,886
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	540,000	517,764
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	299,000	331,391
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	50,000	51,250
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	225,000	244,969
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	50,000	52,375
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	45,000	46,069
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	45,000	47,721
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	10,000	10,625
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	40,000	41,950
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	75,000	72,094
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	105,000	105,247
CHS/Community Health Systems, Inc. 144A sr. notes 6.625%, 2/15/25	100,000	104,625
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	391,000	413,291
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,768,000	2,167,819
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	56,000	58,477
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	205,341	232,901
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	265,000	286,269
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	115,000	134,550
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	40,000	40,000

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Healthcare cont.
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	$55,000	$56,856
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	651,000	645,325
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	86,000	96,064
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	88,000	114,114
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	105,000	120,136
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	50,000	52,970
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	207,260
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	107,000	103,790
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	28,000	29,674
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	787,406
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	172,000	182,100
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	90,000	90,000
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	1,130,000	1,364,031
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	24,000	25,320
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	120,000	121,200
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	579,400
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	955,000	1,160,620
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	146,765
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	123,000	128,996
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	95,000	94,808
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	55,000	56,856
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	25,000	25,375
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27	25,000	25,938
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25	25,000	26,531
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	200,000	208,500
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	805,000	833,111
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	135,000	137,025
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	228,500
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	631,465
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,646,167
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	200,000	201,042
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	549,530
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	75,000	75,209
Viatris, Inc. 144A company guaranty sr. unsec. notes 2.30%, 6/22/27	459,000	468,675
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	606,806
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	147,000	145,638
		26,078,002

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Technology (2.1%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	$120,000	$120,900
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	520,000	454,341
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	527,786
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	450,000	499,398
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,762,428
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	310,000	296,076
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	175,000	184,665
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	901,000	907,573
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	440,950
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	529,143
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	55,000	55,764
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	55,000	56,055
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	85,000	85,425
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	30,000	32,021
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	85,000	89,128
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,330,790
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	434,000	480,860
Broadcom, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 2/15/51	153,000	152,678
Cisco Systems, Inc./California sr. unsec. unsub. bonds 5.90%, 2/15/39	315,000	454,995
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	555,184
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	115,000	115,224
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	46,725
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	75,000	78,504
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	100,000	99,665
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	80,000	129,749
Dell International, LLC/EMC Corp. company guaranty sr. notes 6.02%, 6/15/26	137,000	162,965
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	35,000	35,788
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes 8.50%, 4/15/24	110,000	112,338
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	50,000	54,719
Fidelity National Information Services, Inc. sr. unsec. bonds 2.25%, 3/1/31	180,000	178,667
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	330,000	359,352
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	933,382
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	577,148
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	684,341

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Technology cont.
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	$185,000	$191,386
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	270,000	285,367
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	105,000	109,802
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,170,000	1,209,543
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,912,105
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	124,000	124,693
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	510,000	527,462
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	550,000	555,509
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,105,000	1,179,999
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	390,589
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	832,000	850,824
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	120,000	112,360
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	85,000	89,624
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	140,000	138,600
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	490,000	495,705
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	490,000	488,771
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	385,000	387,633
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	545,000	511,167
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	40,000	42,000
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	80,000	80,200
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	55,000	56,310
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	105,000	107,415
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	282,000	275,731
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	55,000	60,914
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	165,000	164,175
		22,932,611
Transportation (0.2%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada)	10,000	10,038
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	105,000	113,138
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	105,000	110,381
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	429,755
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	155,000	172,825
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	210,000	228,037
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	315,000	335,784
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	40,000	41,338

Dynamic Asset Allocation Conservative Fund 61

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Transportation cont.
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	$40,000	$41,050
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	270,000	288,900
		1,771,246
Utilities and power (1.4%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	592,000	583,857
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	575,000	652,640
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	45,041
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	25,000	25,500
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	40,000	40,600
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	41,000	42,178
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	150,000	153,000
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	20,000
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	9,850
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	290,597
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	205,000	235,530
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	570,000	648,885
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	834,659
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	255,000	369,910
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	641,950
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	164,000	172,591
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	495,000	576,466
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	442,803
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	935,000	909,288
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	1,080,000	1,167,005
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	174,000	191,230
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	78,000	81,759
Energy Transfer LP sr. unsec. unsub. bonds 6.125%, 12/15/45	66,000	83,979
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	286,000	298,817
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,310,000	1,483,990
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	125,000	140,216
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	68,000	72,637
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	210,000	217,183
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	17,000	24,390
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	14,000	14,503
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	65,000	71,915
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	249,000	265,652
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	120,000	118,650

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	$40,000	$42,550
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	350,000	354,775
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	149,970
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	637,029
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	95,000	97,528
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	85,000	82,952
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	25,000	25,949
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	1,645,000	1,639,256
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	291,628
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	311,000	331,450
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	300,000	315,548
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	55,000	56,928
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	125,000	128,431
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	65,000	67,113
		15,148,378
Total corporate bonds and notes (cost $231,458,146)		$246,280,955

MORTGAGE-BACKED SECURITIES (6.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (1.8%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 25.456%, 4/15/37	$41,890	$74,643
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%), 19.609%, 3/15/35	77,639	103,609
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.732%, 6/15/34	29,261	34,236
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 4/15/44	4,658,279	809,775
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	2,982,243	627,017
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	7,313,520	1,380,427
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	4,455,724	736,173
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	5,016,613	890,050
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	4,216,683	736,518
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	6,938,065	1,314,303
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	4,122,086	699,930
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	5,817,000	773,431
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	2,706,154	462,629
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	5,806,072	840,849
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	7,668,783	846,090
REMICs Ser. 3391, PO, zero %, 4/15/37	3,632	3,350

Dynamic Asset Allocation Conservative Fund 63

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 39.384%, 7/25/36	$12,783	$24,933
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%), 24.251%, 3/25/36	48,257	79,052
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 19.857%, 12/25/35	22,823	34,234
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 9/25/47	3,926,200	720,556
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/25/49	3,209,895	663,550
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	6,592,000	998,068
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	4,280,650	756,492
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	4,494,807	848,918
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	3,223,000	434,098
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	5,578,192	655,757
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	6,217,928	596,532
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,391,729	591,169
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	10,038	9,235
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	947	861
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,414	1,329
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	683,166	135,659
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	127,492	24,224
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	25,160	4,174
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	1,202,111	150,685
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,285,571	96,983
Ser. 13-14, IO, 3.50%, 12/20/42	252,942	23,911
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	5,811,907	766,474
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	101,442	558
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	84,100	303
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	2,653,361	386,762
Ser. 16-H16, Class EI, IO, 2.194%, 6/20/66 W	2,363,360	166,144
FRB Ser. 16-H16, Class LI, IO, 2.104%, 7/20/66 W	10,320,377	730,489
Ser. 15-H25, Class BI, IO, 1.875%, 10/20/65 W	2,096,842	144,263
Ser. 15-H26, Class EI, IO, 1.721%, 10/20/65 W	1,227,783	74,035
		19,452,478
Commercial mortgage-backed securities (2.5%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.086%, 5/15/53 W	3,185,242	220,379
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 1.18%, 7/17/26	379,000	379,000
BANK
FRB Ser. 17-BNK8, Class B, 4.062%, 11/15/50 W	275,000	299,561
FRB Ser. 19-BN22, Class C, 3.577%, 11/15/62 W	382,000	403,067
FRB Ser. 19-BN20, Class XA, IO, 0.958%, 9/15/62 W	4,158,724	236,862
Barclays Commercial Mortgage Trust Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	420,000	450,738
BBCMS Mortgage Trust 144A Ser. 21-C11, Class D, 2.00%, 9/15/54	274,000	231,088
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class X1, IO, 0.763%, 12/11/38 W	94,622	331

64 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	$173,000	$199,826
Ser. 19-B11, Class AS, 3.784%, 5/15/52	181,000	200,714
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.134%, 5/15/38 (Cayman Islands)	399,000	399,182
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	330,000	358,591
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	179,000	193,201
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.887%, 12/15/47 W	129,000	130,419
FRB Ser. 11-C2, Class E, 5.887%, 12/15/47 W	411,000	408,325
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS, 4.026%, 5/10/47	291,000	308,754
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.26%, 3/10/47 W	266,000	282,393
FRB Ser. 06-C5, Class XC, IO, 0.607%, 10/15/49 W	3,699,075	39
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.045%, 11/10/46 W	468,000	496,890
FRB Ser. 14-CR18, Class C, 4.914%, 7/15/47 W	246,000	250,908
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	248,112
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	190,000	200,304
FRB Ser. 15-LC21, Class B, 4.478%, 7/10/48 W	289,000	315,588
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	351,000	374,761
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	286,000	305,452
Ser. 15-DC1, Class AM, 3.724%, 2/10/48	280,000	298,297
FRB Ser. 14-UBS4, Class XA, IO, 1.253%, 8/10/47 W	3,516,790	87,733
FRB Ser. 13-LC13, Class XA, IO, 1.178%, 8/10/46 W	3,803,927	59,994
FRB Ser. 14-CR18, Class XA, IO, 1.165%, 7/15/47 W	1,133,687	26,245
FRB Ser. 14-CR17, Class XA, IO, 1.122%, 5/10/47 W	3,587,234	75,002
FRB Ser. 14-UBS6, Class XA, IO, 1.025%, 12/10/47 W	4,062,189	89,311
FRB Ser. 14-CR14, Class XA, IO, 0.696%, 2/10/47 W	11,694,989	133,639
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	606,000	609,313
FRB Ser. 13-CR9, Class D, 4.412%, 7/10/45 W	215,000	144,467
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	201,000	225,649
FRB Ser. 15-C1, Class C, 4.404%, 4/15/50 W	708,000	677,949
Ser. 19-C17, Class AS, 3.278%, 9/15/52	277,000	296,491
FRB Ser. 20-C19, Class XA, IO, 1.237%, 3/15/53 W	5,774,046	443,077
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.545%, 8/10/44 W	930,000	927,210
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K099, Class X1, IO, 1.005%, 9/25/29 W	5,570,801	345,482
Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.845%, 9/25/27 W	4,670,812	189,547

Dynamic Asset Allocation Conservative Fund 65

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates Ser. KW10, Class X1, IO, 0.773%, 9/25/29 W	$4,086,240	$177,682
Multifamily Structured Pass-Through Certificates FRB Ser. K131, Class X1, IO, 0.729%, 7/25/31 W	6,282,000	401,420
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.625%, 2/10/46 W	5,540,933	85,203
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.845%, 6/10/47 W	895,000	931,005
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	395,000	428,645
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	311,000	335,756
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.187%, 8/10/43 W	435,000	321,229
Ser. 12-GC6, Class AS, 4.948%, 1/10/45	147,682	148,122
FRB Ser. 13-GC14, Class B, 4.897%, 8/10/46 W	219,000	231,459
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	373,000	378,598
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.811%, 4/15/47 W	268,000	284,081
FRB Ser. 14-C22, Class C, 4.705%, 9/15/47 W	204,000	200,989
FRB Ser. 13-C12, Class B, 4.235%, 7/15/45 W	235,000	241,510
FRB Ser. 13-C12, Class C, 4.235%, 7/15/45 W	378,000	386,841
FRB Ser. 14-C25, Class XA, IO, 0.98%, 11/15/47 W	3,250,074	71,365
FRB Ser. 14-C19, Class XA, IO, 0.814%, 4/15/47 W	3,668,897	49,886
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.189%, 12/15/46 W	202,000	214,277
Ser. 14-C20, Class AS, 4.043%, 7/15/47	320,000	341,000
FRB Ser. 13-LC11, Class XA, IO, 1.376%, 4/15/46 W	2,710,770	38,612
FRB Ser. 06-LDP8, Class X, IO, 0.23%, 5/15/45 W	80,787	1
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.872%, 11/15/43 W	168,493	166,977
FRB Ser. 12-C6, Class E, 5.31%, 5/15/45 W	253,000	192,131
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.317%, 4/20/48 W	739,000	755,384
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	10,238	—
FRB Ser. 06-C4, Class X, IO, 6.11%, 7/15/45 W	15,713	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.218%, 2/15/47 W	295,000	316,003
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	322,000	321,270
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	215,000	230,159
FRB Ser. 15-C24, Class B, 4.488%, 5/15/48 W	193,000	208,537
Ser. 13-C8, Class B, 3.659%, 12/15/48 W	294,000	300,968
FRB Ser. 14-C17, Class XA, IO, 1.214%, 8/15/47 W	2,691,849	55,864
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.813%, 8/15/45 W	414,000	417,389
FRB Ser. 12-C6, Class D, 4.757%, 11/15/45 W	265,000	263,531
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	193,000	204,800

66 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.382%, 6/11/49 W	$637,399	$647,381
FRB Ser. 11-C3, Class D, 5.467%, 7/15/49 W	206,000	205,485
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	357,873	4
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.172%, 12/15/50 W	3,226,043	154,418
FRB Ser. 18-C8, Class XA, IO, 1.022%, 2/15/51 W	4,004,289	181,708
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.734%, 5/10/45 W	576,000	585,582
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 5.043%, 5/10/63 W	319,000	159,500
FRB Ser. 12-C4, Class XA, IO, 1.728%, 12/10/45 W	846,186	9,452
FRB Ser. 12-C2, Class XA, IO, 1.43%, 5/10/63 W	11,804,467	68,706
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 1.187%, 6/16/36	183,894	183,894
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.443%, 7/15/46 W	251,000	254,185
FRB Ser. 13-LC12, Class C, 4.443%, 7/15/46 W	409,000	364,225
Ser. 19-C49, Class AS, 4.244%, 3/15/52	244,000	276,509
FRB Ser. 16-LC25, Class AS, 4.093%, 12/15/59 W	263,000	289,449
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	208,000	224,873
FRB Ser. 19-C52, Class XA, IO, 1.741%, 8/15/52 W	2,443,215	229,276
FRB Ser. 14-LC16, Class XA, IO, 1.243%, 8/15/50 W	4,684,814	109,154
FRB Ser. 16-LC25, Class XA, IO, 1.106%, 12/15/59 W	4,315,384	152,622
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.443%, 7/15/46 W	507,000	233,290
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	666,520
FRB Ser. 13-C11, Class C, 4.325%, 3/15/45 W	303,000	311,955
Ser. 12-C8, Class AS, 3.66%, 8/15/45	509,000	516,901
Ser. 13-C11, Class AS, 3.311%, 3/15/45	290,000	297,157
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class D, 5.965%, 11/15/44 W	357,000	355,936
FRB Ser. 11-C3, Class D, 5.513%, 3/15/44 W	639,172	312,172
Ser. 11-C4, Class E, 5.023%, 6/15/44 W	123,000	89,666
FRB Ser. 12-C9, Class D, 4.969%, 11/15/45 W	291,000	286,395
FRB Ser. 13-C15, Class D, 4.65%, 8/15/46 W	153,000	87,520
FRB Ser. 12-C10, Class XA, IO, 1.635%, 12/15/45 W	2,009,410	21,997
FRB Ser. 12-C9, Class XB, IO, 0.873%, 11/15/45 W	6,676,000	40,056
		27,540,573
Residential mortgage-backed securities (non-agency) (2.1%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.276%, 5/25/47	516,092	301,850
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.055%, 1/25/49 W	83,413	84,589
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	137,588	139,293
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 0.762%, 4/20/35	93,857	93,438
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.60%), 0.686%, 9/25/45	82,281	79,401

Dynamic Asset Allocation Conservative Fund 67

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.586%, 10/25/29 (Bermuda)	$471,000	$473,902
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	336,000	336,013
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	250,000	255,681
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.751%, 5/25/35 W	174,087	177,292
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	61,455	61,824
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.032%, 6/25/46	311,328	286,401
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.744%, 11/20/35	309,283	296,127
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	454,471	411,766
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.267%, 2/20/47	277,638	216,854
Credit Suisse Mortgage Trust 144A Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	189,672	190,027
CSMC Trust 144A Ser. 21-RPL7, Class A1, 1.926%, 9/1/51	200,000	200,000
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	73,728	73,993
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.786%, 11/25/28 (Bermuda)	189,271	189,917
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.436%, 9/25/28	211,600	222,565
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 5.634%, 7/25/28	451,009	473,041
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.236%, 11/25/28	217,863	224,896
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.086%, 12/25/28	449,109	471,074
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/24	19,547	19,692
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 4.736%, 10/25/28	1,437,555	1,489,619
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.536%, 10/25/29	282,000	292,151
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1, (1 Month US LIBOR + 1.20%), 1.286%, 10/25/29	94,163	94,194
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 1/25/49	117,930	119,504
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.536%, 3/25/49	11,147	11,300
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.486%, 2/25/47	311,000	317,026
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.436%, 2/25/49	95,557	96,243

68 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 10/25/48	$66,200	$67,065
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.35%, 8/25/33	440,000	450,769
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.186%, 9/25/48	324,000	328,860
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 1.986%, 1/25/50	99,289	99,595
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.086%, 2/25/47	772,000	772,965
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.90%, 9/25/41	79,000	79,055
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.036%, 8/25/28	251,248	266,154
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.836%, 8/25/28	722,495	763,512
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.086%, 9/25/28	509,216	533,085
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.986%, 10/25/28	332,032	348,308
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.786%, 4/25/28	678,625	716,127
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.636%, 4/25/28	706,942	741,185
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 7/25/25	47,344	47,736
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 11/25/24	26,144	26,654
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 4.986%, 11/25/24	93,767	97,265
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.536%, 1/25/29	500,731	519,488
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.436%, 5/25/29	196,120	204,242
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.386%, 2/25/25	37,394	38,060
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 4/25/29	245,265	254,479
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 1/25/29	1,038,657	1,076,504
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	44,120	44,893
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	36,439	36,698
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.636%, 7/25/29	690,248	710,440
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.986%, 7/25/24	79,005	80,261
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2, (1 Month US LIBOR + 2.55%), 2.636%, 12/25/30	224,485	228,213

Dynamic Asset Allocation Conservative Fund 69

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 2.436%, 1/25/31	$384,546	$389,593
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A, (1 Month US LIBOR + 2.20%), 2.286%, 1/25/30	17,692	17,692
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.336%, 7/25/29	160,000	160,500
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.536%, 7/25/31	35,838	36,040
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.236%, 11/25/39	166,314	167,150
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.136%, 1/25/40	447,831	450,158
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.686%, 10/25/28 (Bermuda)	84,046	84,211
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	404,624	411,701
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	273,047	274,958
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	258,899	260,967
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 0.886%, 2/25/34	360,542	360,564
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.824%, 2/25/35 W	82,861	84,222
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 0.911%, 8/25/34	95,429	94,721
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.91%, 8/26/47 W	100,000	96,524
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1, 3.072%, 12/26/59	241,969	242,835
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.136%, 10/25/34	290,000	288,184
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	209,000	209,919
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	493,000	501,928
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	403,000	402,999
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.936%, 5/25/47	404,426	358,526
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.266%, 1/25/37	100,164	96,571
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	174,000	181,830
Triangle Re, Ltd. 144A FRB Ser. 21-2, Class M1A, (1 Month US LIBOR + 2.05%), 2.136%, 10/25/33 (Bermuda)	164,000	165,465
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 2.808%, 10/25/35 W	294,823	291,178
FRB Ser. 04-AR3, Class A2, 2.577%, 6/25/34 W	138,794	143,596

70 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.046%, 7/25/45	$133,292	$127,081
FRB Ser. 04-AR13, Class A2B, (1 Month US LIBOR + 0.88%), 0.966%, 11/25/34	163,477	159,712
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%), 0.886%, 8/25/45	166,435	166,622
		22,456,733
Total mortgage-backed securities (cost $70,760,590)		$69,449,784

COLLATERALIZED LOAN OBLIGATIONS (1.6%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 19-5A, Class A1, (BBA LIBOR USD 3 Month + 1.39%), 1.516%, 1/15/33 (Cayman Islands)	$534,000	$534,682
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.27%, 4/23/34 (Cayman Islands)	250,000	250,234
AB BSL CLO 1, Ltd. 144A FRB Ser. 20-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.50%), 1.626%, 1/15/33 (Cayman Islands)	534,000	534,780
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.23%, 4/15/34 (Cayman Islands)	250,000	250,113
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 10/20/34 (Cayman Islands) ##	350,000	350,000
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 7/20/34 (Cayman Islands)	100,000	100,054
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.188%, 4/20/34 (Cayman Islands)	250,000	250,077
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.346%, 4/15/33	600,000	601,013
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.249%, 4/20/34 (Cayman Islands)	250,000	250,233
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.255%, 7/18/34 (Cayman Islands)	250,000	250,179
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.196%, 4/15/34 (Cayman Islands)	500,000	500,232
Balboa Bay Loan Funding, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.35%), 1.484%, 1/20/32	534,000	535,975
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/31	250,000	249,775
Canyon Capital CLO, Ltd. 144A FRB Ser. 19-2A, Class A, (BBA LIBOR USD 3 Month + 1.37%), 1.496%, 10/15/32	250,000	250,077
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 1.159%, 4/30/31	363,000	363,266
Carlyle US CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.00%), 1.134%, 4/20/31	250,000	250,081
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (BBA LIBOR USD 3 Month + 1.11%), 1.244%, 4/20/32 (Cayman Islands)	250,000	250,279
Cedar Funding II CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (BBA LIBOR USD 3 Month + 1.08%), 1.214%, 4/20/34	453,000	453,423
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 20-29A, Class A1N, (BBA LIBOR USD 3 Month + 1.70%), 1.834%, 7/20/31	105,000	105,231

Dynamic Asset Allocation Conservative Fund 71

COLLATERALIZED LOAN OBLIGATIONS (1.6%)* cont.	Principal amount	Value
Crestline Denali CLO XVII, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.06%), 1.186%, 10/15/31 (Cayman Islands)	$252,000	$252,013
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/29	450,000	450,016
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 4/20/34	265,000	265,288
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.366%, 4/15/33 (Cayman Islands)	350,000	350,935
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.267%, 10/20/34 (Cayman Islands)	250,000	250,874
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.326%, 4/16/34 (Cayman Islands)	350,000	350,758
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 19-5A, Class A, (BBA LIBOR USD 3 Month + 1.30%), 1.434%, 10/20/32	250,000	250,000
Golub Capital Partners 48 LP 144A FRB Ser. 20-48A, Class A1, (BBA LIBOR USD 3 Month + 1.31%), 1.444%, 4/17/33	250,000	250,331
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.16%), 1.285%, 1/27/31 (Cayman Islands)	459,000	459,111
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/31 (Cayman Islands)	249,053	248,951
HalseyPoint CLO 3, Ltd. 144A FRB Ser. 20-3A, Class A1A, (BBA LIBOR USD 3 Month + 1.45%), 1.579%, 11/30/32 (Cayman Islands)	501,000	502,642
Kayne CLO 6, Ltd. 144A FRB Ser. 19-6A, Class A1, (BBA LIBOR USD 3 Month + 1.38%), 1.514%, 1/20/33	250,000	250,186
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A, (BBA LIBOR USD 3 Month + 0.75%), 0.876%, 4/15/29	301,131	301,142
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	250,000	249,997
Northwoods Capital XVII, Ltd. 144A FRB Ser. 18-17A, Class A, (BBA LIBOR USD 3 Month + 1.06%), 1.198%, 4/22/31 (Cayman Islands)	250,000	249,512
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 7/15/34 (Cayman Islands)	258,000	258,185
OCP CLO, Ltd. 144A FRB Ser. 21-19A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 10/20/34 (Cayman Islands)	250,000	250,730
OZLM IX, Ltd. 144A FRB Ser. 18-9A, Class A1AR, (BBA LIBOR USD 3 Month + 1.28%), 1.414%, 10/20/31 (Cayman Islands)	479,773	479,773
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD 3 Month + 1.25%), 1.379%, 10/30/30	247,297	247,355
Palmer Square Loan Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 0.80%), 0.928%, 10/15/29 (Cayman Islands) ##	356,000	356,000
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.226%, 1/15/34	274,000	274,424
Riserva CLO, Ltd. 144A FRB Ser. 21-3A, Class ARR, (BBA LIBOR USD 3 Month + 1.06%), 1.194%, 1/18/34 (Cayman Islands)	250,000	249,624
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD 3 Month + 1.36%), 1.486%, 1/15/36	319,000	319,955
Shackleton CLO, Ltd. 144A FRB Ser. 20-11A, Class AR, (BBA LIBOR USD 3 Month + 1.09%), 1.215%, 8/15/30 (Cayman Islands)	286,000	286,134

72 Dynamic Asset Allocation Conservative Fund

COLLATERALIZED LOAN OBLIGATIONS (1.6%)* cont.	Principal amount	Value
Signal Peak CLO 8, Ltd. 144A FRB Ser. 20-8A, Class A, (BBA LIBOR USD 3 Month + 1.27%), 1.404%, 4/20/33 (Cayman Islands)	$316,000	$316,670
Sound Point CLO II, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.07%), 1.195%, 1/26/31 (Cayman Islands)	272,000	272,168
Sound Point CLO XXIX, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.21%, 4/25/34 (Cayman Islands)	300,000	300,187
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.298%, 7/20/34 (Cayman Islands)	258,000	258,092
Trinitas CLO XVI, Ltd. 144A FRB Ser. 21-16A, Class A1, (BBA LIBOR USD 3 Month + 1.18%), 1.314%, 7/20/34 (Cayman Islands)	701,000	702,534
Vibrant CLO VIII, Ltd. 144A FRB Ser. 18-8A, Class A1A, (BBA LIBOR USD 3 Month + 1.14%), 1.274%, 1/20/31 (Cayman Islands)	400,000	400,001
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD 3 Month + 0.97%), 1.095%, 4/25/31	250,000	250,295
Wellfleet CLO, Ltd. 144A FRB Ser. 18-2A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 10/20/31 (Cayman Islands)	250,000	250,009
York CLO-4, Ltd. 144A FRB Ser. 20-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/32 (Cayman Islands)	350,000	350,175
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.616%, 7/15/32	468,000	468,593
Total collateralized loan obligations (cost $17,314,985)		$17,302,364

ASSET-BACKED SECURITIES (0.8%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$443,000	$443,576
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.986%, 10/25/53	217,000	217,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.886%, 11/25/53	131,000	131,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 4/25/55	338,000	338,000
MRA Issuance Trust 144A
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.836%, 2/16/22	570,000	570,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.834%, 2/16/22	437,000	437,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	498,000	498,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.586%, 3/8/22	492,000	492,000
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.286%, 8/15/22	783,000	783,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	558,000	558,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%), 1.236%, 10/15/21	777,000	777,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	570,000	571,138

Dynamic Asset Allocation Conservative Fund 73

ASSET-BACKED SECURITIES (0.8%)* cont.	Principal amount	Value
MSG III Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 6/25/54	$131,000	$131,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 5/25/55	188,000	188,225
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 2/25/55	241,000	241,000
RMF Buyout Issuance Trust 144A Ser. 20-HB1, Class A1, 1.719%, 10/25/50 W	167,964	168,384
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.883%, 4/25/22	574,000	574,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	574,000	574,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 3/25/54	353,000	353,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.736%, 1/26/54	353,000	353,000
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1, 4.535%, 3/25/22 W	185,679	186,341
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 0.686%, 1/25/46	368,767	368,325
Total asset-backed securities (cost $8,948,927)		$8,952,989

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)	$300,000	$284,616
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	390,000	403,162
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	250,000	265,625
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	491,000	552,375
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	800,000	908,008
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	825,000	930,175
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)	1,005,000	1,061,531
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	470,000	575,727
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	290,000	333,116
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	862,000	1,007,730
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	200,000	225,250
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	200,000	221,502
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)	330,000	351,140
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	785,000	819,344

74 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)* cont.	Principal amount	Value
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	$300,000	$314,255
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	243,000	234,429
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	210,000	313,643
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †	340,000	36,550
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †	550,000	59,125
Total foreign government and agency bonds and notes (cost $8,586,361)		$8,897,303

SENIOR LOANS (0.4%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 4/1/28	$79,800	$79,766
Alpha 3 BV bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	59,850	59,763
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 4/22/26	99,351	91,955
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	50,000	51,674
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	84,363	84,554
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	148,875	148,038
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.334%, 1/30/29	65,000	64,659
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 7/31/27	44,887	44,203
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	129,675	129,243
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	177,138	175,446
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/3/24	68,393	66,929
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	178,105	177,437
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	41,744	41,737
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	110,000	110,034
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	50,000	51,313
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	480,150	479,934
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	217,684	218,337
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	84,575	84,832
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	66,870	66,837

Dynamic Asset Allocation Conservative Fund 75

SENIOR LOANS (0.4%)*c cont.	Principal amount	Value
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	$39,700	$39,750
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	114,713	114,842
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	69,650	69,781
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	189,525	189,821
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	124,688	125,623
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 6/30/25	86,996	86,888
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	130,000	130,244
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	161,039	161,141
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	75,000	64,688
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	52,645	50,934
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	59,850	59,576
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	102,738	102,787
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 8.50%), 8.584%, 6/26/26	65,000	64,878
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.084%, 6/26/25	180,919	180,825
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.832%, 10/1/25	70,860	70,346
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 12/17/26	405,900	404,885
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	139,633	136,999
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	55,000	55,076
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	104,475	105,116
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.833%, 3/2/27	295,517	293,546
Total senior loans (cost $4,704,814)		$4,734,437

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	489	$791,227
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	787	889,916
Total convertible preferred stocks (cost $1,314,207)		$1,681,143

76 Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	$17,442,228	GBP	12,945,100	$102,334
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.16	17,511,009	EUR	15,117,200	99,252
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.16	17,511,009	EUR	15,117,200	116,466
UBS AG
NZD/USD (Put)	Nov-21/0.68	13,048,305	NZD	18,901,000	88,898
Total purchased options outstanding (cost $386,402)					$406,950

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$55,000	$57,173
fuboTV, Inc. 144A cv. sr. unsec. notes 3.25%, 2/15/26	50,000	45,252
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	130,000	115,050
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	49,000	41,566
Total convertible bonds and notes (cost $231,756)		$259,041

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	401	$4,752
Total warrants (cost $1,987)				$4,752

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	$148	$3,736
Total preferred stocks (cost $3,700)		$3,736

SHORT-TERM INVESTMENTS (3.5%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.09% [d]	Shares	4,673,015	$4,673,015
Putnam Short Term Investment Fund Class P 0.08% L	Shares	4,239,484	4,239,484
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	575,000	575,000
U.S. Treasury Bills 0.048%, 3/24/22 ∆		$1,000,000	999,770
U.S. Treasury Bills 0.042%, 10/7/21 # ∆ §		2,000,000	1,999,988
U.S. Treasury Bills 0.042%, 2/17/22 # ∆ §		8,595,000	8,593,423
U.S. Treasury Bills 0.042%, 3/17/22 #		4,400,000	4,399,030
U.S. Treasury Bills 0.041%, 4/21/22 # ∆ §		9,000,000	8,997,475
U.S. Treasury Bills 0.043%, 10/14/21 # ∆ §		1,614,000	1,613,984
U.S. Treasury Bills 0.023%, 10/5/21 # §		2,001,000	2,000,996
Total short-term investments (cost $38,092,992)			$38,092,165

TOTAL INVESTMENTS
Total investments (cost $1,044,050,995)	$1,241,469,332

Dynamic Asset Allocation Conservative Fund 77

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound
NZD	New Zealand Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
CVR	Contingent Value Rights
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,093,261,408.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $249,758, or less than 0.1% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $19,060,525 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,714,782 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

78 Dynamic Asset Allocation Conservative Fund

§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,692,225 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $272,137,705 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $262,576,108)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	10/20/21	$2,179,471	$2,112,227	$(67,244)
	British Pound	Buy	12/15/21	1,807,317	1,857,728	(50,411)
	Canadian Dollar	Sell	10/20/21	603,646	604,305	659
	Euro	Buy	12/15/21	2,694,365	2,770,390	(76,025)
	Hong Kong Dollar	Sell	11/17/21	20,851	20,859	8
	Japanese Yen	Buy	11/17/21	2,020,666	2,043,115	(22,449)
	New Zealand Dollar	Sell	10/20/21	3,067,587	3,094,655	27,068
	Swedish Krona	Buy	12/15/21	427,150	440,131	(12,981)
	Swiss Franc	Sell	12/15/21	3,870	13,515	9,645

Dynamic Asset Allocation Conservative Fund 79

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $262,576,108) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Australian Dollar	Sell	10/20/21	$1,723,550	$1,741,628	$18,078
	British Pound	Buy	12/15/21	593,456	595,738	(2,282)
	Canadian Dollar	Sell	10/20/21	471,642	476,915	5,273
	Euro	Sell	12/15/21	532,470	524,821	(7,649)
	Hong Kong Dollar	Buy	11/17/21	266,609	266,712	(103)
	Japanese Yen	Buy	11/17/21	1,062,160	1,061,999	161
	New Zealand Dollar	Sell	10/20/21	1,142,985	1,151,038	8,053
	Swedish Krona	Buy	12/15/21	1,062,799	1,082,341	(19,542)
	Swiss Franc	Sell	12/15/21	3,296,111	3,347,849	51,738
Citibank, N.A.
	Australian Dollar	Sell	10/20/21	111,848	76,796	(35,052)
	British Pound	Buy	12/15/21	1,581,470	1,619,873	(38,403)
	Canadian Dollar	Buy	10/20/21	2,094,995	2,102,731	(7,736)
	Danish Krone	Sell	12/15/21	344,218	352,360	8,142
	Euro	Buy	12/15/21	988,607	1,010,245	(21,638)
	Japanese Yen	Buy	11/17/21	61,146	56,193	4,953
	New Zealand Dollar	Sell	10/20/21	2,543,240	2,559,853	16,613
	Swiss Franc	Sell	12/15/21	3,172,595	3,217,110	44,515
Credit Suisse International
	Australian Dollar	Buy	10/20/21	21,329	18,661	2,668
	British Pound	Sell	12/15/21	1,248,763	1,282,050	33,287
	Canadian Dollar	Sell	10/20/21	723,964	732,001	8,037
	Euro	Sell	12/15/21	1,265,978	1,296,464	30,486
	New Zealand Dollar	Buy	10/20/21	1,104,604	1,126,211	(21,607)
Goldman Sachs International
	Australian Dollar	Sell	10/20/21	3,959,920	4,149,712	189,792
	British Pound	Buy	12/15/21	7,343,945	7,590,052	(246,107)
	Canadian Dollar	Buy	10/20/21	6,663,864	6,645,711	18,153
	Chinese Yuan (Offshore)	Buy	11/17/21	7,030,682	6,981,089	49,593
	Euro	Buy	12/15/21	9,866,695	10,081,281	(214,586)
	Hong Kong Dollar	Sell	11/17/21	210,902	210,981	79
	Japanese Yen	Buy	11/17/21	2,436,771	2,540,348	(103,577)
	New Zealand Dollar	Sell	10/20/21	2,130,101	2,130,932	831
	Norwegian Krone	Sell	12/15/21	3,808,770	3,844,038	35,268
	Swedish Krona	Buy	12/15/21	4,089,217	4,164,420	(75,203)
	Swiss Franc	Buy	12/15/21	143,725	127,647	16,078
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/20/21	1,327,420	1,340,876	13,456
	British Pound	Sell	12/15/21	1,207,124	1,241,285	34,161
	Canadian Dollar	Sell	10/20/21	224,294	215,792	(8,502)
	Euro	Buy	12/15/21	2,394,953	2,453,845	(58,892)
	Hong Kong Dollar	Sell	11/17/21	994,360	994,715	355
	Japanese Yen	Sell	11/17/21	426,434	429,977	3,543

80 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $262,576,108) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association cont.
	New Zealand Dollar	Sell	10/20/21	$1,131,802	$1,139,693	$7,891
	Swiss Franc	Sell	12/15/21	1,262,029	1,286,293	24,264
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/20/21	3,568,852	3,643,159	(74,307)
	British Pound	Buy	12/15/21	481,744	540,809	(59,065)
	Canadian Dollar	Buy	10/20/21	1,857,042	1,867,233	(10,191)
	Euro	Sell	12/15/21	2,826,148	2,904,541	78,393
	Japanese Yen	Sell	11/17/21	4,571,010	4,603,704	32,694
	New Zealand Dollar	Buy	10/20/21	8,646,452	8,715,426	(68,974)
	Norwegian Krone	Buy	12/15/21	620,264	633,667	(13,403)
	Singapore Dollar	Buy	11/17/21	178,361	179,198	(837)
	South Korean Won	Sell	11/17/21	3,964,474	4,093,773	129,299
	Swedish Krona	Sell	12/15/21	113,491	127,492	14,001
	Swiss Franc	Sell	12/15/21	2,126,852	2,167,345	40,493
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/20/21	5,731,621	5,811,118	(79,497)
	British Pound	Buy	12/15/21	4,991,549	5,116,902	(125,353)
	Canadian Dollar	Sell	10/20/21	1,080,104	1,097,261	17,157
	Euro	Sell	12/15/21	231,665	233,232	1,567
	Japanese Yen	Buy	11/17/21	4,299,581	4,340,570	(40,989)
	New Zealand Dollar	Sell	10/20/21	4,403,094	4,390,627	(12,467)
	Norwegian Krone	Buy	12/15/21	2,463,348	2,465,557	(2,209)
	Swedish Krona	Buy	12/15/21	5,986,437	6,101,340	(114,903)
	Swiss Franc	Sell	12/15/21	290,783	293,125	2,342
NatWest Markets PLC
	Australian Dollar	Buy	10/20/21	1,719,067	1,694,709	24,358
	British Pound	Sell	12/15/21	2,243,380	2,308,480	65,100
	Canadian Dollar	Buy	10/20/21	835,914	845,794	(9,880)
	Euro	Sell	12/15/21	238,045	243,808	5,763
	Hong Kong Dollar	Sell	11/17/21	210,607	210,683	76
	Japanese Yen	Sell	11/17/21	536,624	541,046	4,422
	New Zealand Dollar	Sell	10/20/21	5,708,227	5,775,663	67,436
	Norwegian Krone	Buy	12/15/21	1,230,262	1,230,726	(464)
	Swedish Krona	Buy	12/15/21	531,577	541,436	(9,859)
	Swiss Franc	Buy	12/15/21	2,456,979	2,504,054	(47,075)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/20/21	2,314,093	2,319,725	5,632
	British Pound	Sell	12/15/21	4,161,870	4,232,482	70,612
	Canadian Dollar	Buy	10/20/21	4,213,123	4,171,802	41,321
	Euro	Buy	12/15/21	1,972,458	2,066,279	(93,821)
	Hong Kong Dollar	Sell	11/17/21	3,277,980	3,279,032	1,052
	Japanese Yen	Sell	11/17/21	13,502,086	13,543,004	40,918
	New Zealand Dollar	Buy	10/20/21	393,190	352,123	41,067
	Norwegian Krone	Sell	12/15/21	1,762,987	1,775,578	12,591

Dynamic Asset Allocation Conservative Fund 81

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $262,576,108) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Swedish Krona	Sell	12/15/21	$1,003,247	$1,021,713	$18,466
	Swiss Franc	Sell	12/15/21	182,855	199,691	16,836
Toronto-Dominion Bank
	Australian Dollar	Buy	10/20/21	1,139,442	1,162,526	(23,084)
	British Pound	Sell	12/15/21	218,436	251,452	33,016
	Canadian Dollar	Buy	10/20/21	120,714	127,357	(6,643)
	Chinese Yuan (Offshore)	Sell	11/17/21	7,788,774	7,712,287	(76,487)
	Euro	Sell	12/15/21	527,481	540,202	12,721
	Japanese Yen	Buy	11/17/21	4,132,521	4,166,833	(34,312)
	New Zealand Dollar	Sell	10/20/21	1,935,992	1,956,413	20,421
	Norwegian Krone	Buy	12/15/21	3,698,846	3,736,384	(37,538)
	Swedish Krona	Sell	12/15/21	700,333	698,786	(1,547)
UBS AG
	Australian Dollar	Buy	10/20/21	2,954,667	3,029,644	(74,977)
	British Pound	Sell	12/15/21	3,731,331	3,809,396	78,065
	Canadian Dollar	Buy	10/20/21	3,097,018	3,093,041	3,977
	Euro	Buy	12/15/21	6,891,246	7,047,917	(156,671)
	Hong Kong Dollar	Sell	11/17/21	1,707,030	1,707,647	617
	Japanese Yen	Buy	11/17/21	5,147,768	5,218,175	(70,407)
	New Zealand Dollar	Sell	10/20/21	2,896,463	2,906,227	9,764
	Norwegian Krone	Sell	12/15/21	2,231,723	2,250,017	18,294
	Swedish Krona	Buy	12/15/21	816,842	830,162	(13,320)
	Swiss Franc	Sell	12/15/21	3,596,891	3,660,125	63,234
WestPac Banking Corp.
	British Pound	Sell	12/15/21	352,112	361,481	9,369
	Canadian Dollar	Sell	10/20/21	196,662	198,867	2,205
	Euro	Sell	12/15/21	188,394	192,961	4,567
	Japanese Yen	Buy	11/17/21	2,531,131	2,551,946	(20,815)
	New Zealand Dollar	Sell	10/20/21	951,498	957,154	5,656
Unrealized appreciation						1,656,350
Unrealized (depreciation)						(2,369,084)
Total						$(712,734)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	42	$4,790,707	$4,760,700	Dec-21	$(211,089)
MSCI EAFE Index (Short)	365	41,633,524	41,372,750	Dec-21	1,897,722
MSCI Emerging Markets Index (Long)	37	2,318,229	2,304,360	Dec-21	(97,265)
NASDAQ 100 Index E-Mini (Long)	17	4,992,050	4,992,050	Dec-21	(315,762)
Russell 2000 Index E-Mini (Long)	216	23,807,218	23,768,640	Dec-21	(479,344)
S&P 500 Index E-Mini (Long)	8	1,723,016	1,719,100	Dec-21	(82,237)

82 Dynamic Asset Allocation Conservative Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/21 cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Short)	1,235	$265,990,595	$265,386,063	Dec-21	$12,673,160
S&P Mid Cap 400 Index E-Mini (Long)	1	264,054	263,320	Dec-21	(7,831)
S&P Mid Cap 400 Index E-Mini (Short)	64	16,899,456	16,852,480	Dec-21	500,182
U.S. Treasury Bond 30 yr (Long)	148	23,564,375	23,564,375	Dec-21	(457,763)
U.S. Treasury Bond Ultra 30 yr (Long)	255	48,720,938	48,720,938	Dec-21	(1,333,100)
U.S. Treasury Bond Ultra 30 yr (Short)	3	573,188	573,188	Dec-21	15,723
U.S. Treasury Note 2 yr (Long)	426	93,743,297	93,743,297	Dec-21	(62,177)
U.S. Treasury Note 2 yr (Short)	219	48,191,977	48,191,977	Dec-21	26,882
U.S. Treasury Note 5 yr (Long)	729	89,479,055	89,479,055	Dec-21	(432,398)
U.S. Treasury Note 5 yr (Short)	759	93,161,321	93,161,321	Dec-21	450,292
U.S. Treasury Note 10 yr (Long)	334	43,957,531	43,957,532	Dec-21	(475,501)
U.S. Treasury Note Ultra 10 yr (Short)	253	36,748,250	36,748,250	Dec-21	511,893
Unrealized appreciation					16,075,854
Unrealized (depreciation)					(3,954,467)
Total					$12,121,387

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $112,750)
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.30	$17,442,228	GBP	12,945,100	$27,192
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.14	17,511,009	EUR	15,117,200	25,899
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.15	17,511,009	EUR	15,117,200	42,832
UBS AG
NZD/USD (Put)	Nov-21/0.66	13,048,305	NZD	18,901,000	29,163
Total					||6||

TBA SALE COMMITMENTS OUTSTANDING at 9/30/21 (proceeds receivable $69,636,875)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.00%, 10/1/51	$2,000,000	10/14/21	$2,093,045
Uniform Mortgage-Backed Securities, 2.50%, 10/1/51	40,000,000	10/14/21	41,245,316
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	10,000,000	11/10/21	10,007,265
Uniform Mortgage-Backed Securities, 2.00%, 10/1/51	16,000,000	10/14/21	16,041,000
Total			$69,386,626

Dynamic Asset Allocation Conservative Fund 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$26,309,000	$157,328	$31,257	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(294,456)
34,569,000	319,072 E	(372,732)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(53,660)
14,740,000	136,050 E	158,799	12/15/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	22,749
53,783,000	91,431 E	95,555	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	4,125
67,680,000	1,426,694 E	1,642,353	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	215,658
3,489,000	160,913 E	(154,906)	12/15/51	1.65% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	6,006
11,343,000	523,139 E	503,541	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	(19,599)
1,209,000	1,294	(16)	10/1/31	3 month USD-LIBOR-BBA — Quarterly	1.542% — Semiannually	1,278
Total		$1,903,851	$(117,899)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$24,050,787	$24,050,787	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.50%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$(184)
23,487,578	23,487,578	—	12/15/25	1 month USD-LIBOR-BBA minus 0.15% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(4,644)
351,330	351,656	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Abbvie Inc. — Monthly	267
787,964	714,241	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Agilent Technologies, Inc. — Monthly	(73,856)
196,753	191,810	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Amgen Inc — Monthly	(4,976)

84 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$85,993	$83,317	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Astellas Pharma Inc. — Monthly	$(1,672)
335,765	357,237	—	12/15/25	(1 month USD-LIBOR-BBA) — Monthly	AstraZeneca PLC — Monthly	21,461
263,486	282,302	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Astrazeneca Plc — Monthly	18,772
264,003	268,292	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bayer AG- Reg — Monthly	4,244
297,116	281,009	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Biogen Inc. — Monthly	(16,157)
263,314	251,295	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bristol-Myers Squibb Co. — Monthly	(9,982)
254,866	240,611	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	CSL Ltd. — Monthly	(12,946)
26,140	27,985	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Dajichi Sankyo Co Ltd. — Monthly	1,955
132,787	131,107	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Eisai Co Ltd. — Monthly	(581)
204,981	202,631	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eli Lilly & Co. — Monthly	(2,385)
79,066	69,633	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eurofins Scientific — Monthly	(9,447)
77,322	72,881	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Galapagos NV — Monthly	(4,454)
224,322	218,351	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Gilead Sciences Inc — Monthly	(3,789)
373,038	364,316	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Glaxosmithkline Plc — Monthly	(3,740)
49,247	48,449	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Grifols Sa — Monthly	(806)
72,365	72,750	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	H Lundbeck A/S — Monthly	373

Dynamic Asset Allocation Conservative Fund 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$106,749	$103,696	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Hikma Pharmaceuticals PLC — Monthly	$(2,505)
122,304	115,239	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Hisamitsu Pharmaceutical Co — Monthly	(6,042)
496,218	447,388	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Illumina Inc — Monthly	(48,914)
53,611	50,209	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Incyte Corp — Monthly	(3,411)
464,385	462,633	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ipsen — Monthly	(1,830)
746,692	691,792	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	IQVIA Holdings, Inc. — Monthly	(55,027)
401,144	391,638	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Johnson & Johnson — Monthly	(9,574)
382,107	394,177	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck & Co. Inc. — Monthly	15,417
812,170	757,192	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck Kgaa — Monthly	(55,115)
791,503	698,322	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Mettler-Toledo International — Monthly	(93,315)
32,776	31,585	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Novartis Ag-Reg — Monthly	(1,196)
17,703	17,215	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Organon & Co. — Monthly	(491)
12,711	12,389	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Orion Oyj-Class B — Monthly	(324)
762,307	707,023	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perkinelmer Inc. — Monthly	(55,413)
322,439	338,457	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perrigo Co Plc — Monthly	17,680
552,954	531,217	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Pfizer, Inc. — Monthly	(21,831)

86 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$18,239	$17,567	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Recordati Industria Chemica — Monthly	$(676)
45,640	42,363	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Regeneron Pharmaceuticals — Monthly	(3,285)
334,882	335,290	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sanofi — Monthly	351
412,331	367,284	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sartorius Stedim Biotech — Monthly	(45,117)
142,115	141,875	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Shionogi & Co Ltd — Monthly	652
351,618	334,449	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Sumitomo Dajnippon Pharma Co. — Monthly	(15,119)
270,015	262,230	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Taisho Pharmaceutical Holdin — Monthly	(6,026)
147,053	143,099	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Takeda Pharmaceutical Co Ltd — Monthly	(845)
197,618	214,582	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Teva Pharmaceutical-Sp Adr — Monthly	16,931
638,397	647,888	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Thermo Fisher Scientific Inc — Monthly	9,679
72,813	75,994	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ucb Sa — Monthly	3,169
10,010	9,614	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vertex Pharmaceuticals Inc — Monthly	(398)
319,044	314,861	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Viatris, Inc. — Monthly	(4,237)
172,215	165,087	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vifor Pharma AG — Monthly	(7,157)
893,861	779,271	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Waters Corp. — Monthly	(114,741)
597,807	569,024	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Zoetis, Inc. — Monthly	(28,883)

Dynamic Asset Allocation Conservative Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
$13,815,355	$13,411,939	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	$(378,347)
Upfront premium received		—		Unrealized appreciation		110,951
Upfront premium (paid)		—		Unrealized (depreciation)		(1,109,438)
Total		$—		Total	$(998,487)
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Sonic Healthcare, Ltd. (Australia)	Health care	3,995	$117,430	0.49%
Electronic Arts, Inc.	Technology	815	115,923	0.48%
Roku, Inc.	Technology	370	115,921	0.48%
Nintendo Co., Ltd. (Japan)	Consumer cyclicals	237	115,876	0.48%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	3,402	115,462	0.48%
Marubeni Corp. (Japan) (Japan)	Conglomerates	13,743	115,233	0.48%
Take-Two Interactive Software, Inc.	Technology	745	114,798	0.48%
Veeva Systems, Inc. Class A	Technology	398	114,734	0.48%
AtoS SE (France)	Technology	2,146	114,717	0.48%
Roche Holding AG (Switzerland)	Health care	312	114,515	0.48%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	1,858	114,080	0.47%
CyberAgent, Inc. (Japan)	Consumer cyclicals	5,860	114,052	0.47%
Nitori Holdings Co., Ltd. (Japan)	Consumer cyclicals	574	114,046	0.47%
Netflix, Inc.	Consumer staples	187	114,032	0.47%
Merck & Co., Inc.	Health care	1,517	113,961	0.47%
Newcrest Mining, Ltd. (Australia)	Basic materials	6,945	113,668	0.47%
Aegon NV (Netherlands)	Financials	21,954	113,596	0.47%
Bank Leumi Le-Israel BM (Israel)	Financials	13,321	113,586	0.47%
MSCI, Inc.	Technology	187	113,537	0.47%
Royal Dutch Shell PLC Class A (United Kingdom)	Energy	5,091	113,530	0.47%
DSV A/S (Denmark)	Transportation	473	113,527	0.47%
Brenntag AG (Germany)	Basic materials	1,215	113,414	0.47%
Bank Hapoalim MB (Israel)	Financials	12,823	113,353	0.47%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	6,079	113,333	0.47%
Repsol SA (Spain)	Energy	8,648	113,176	0.47%
GlaxoSmithKline PLC (United Kingdom)	Health care	5,983	113,157	0.47%
FactSet Research Systems, Inc.	Consumer cyclicals	287	113,139	0.47%
Valeo (France) (France)	Consumer cyclicals	4,027	113,122	0.47%
Shopify, Inc. Class A (Canada)	Technology	83	113,006	0.47%
Pinterest, Inc. Class A	Technology	2,217	112,964	0.47%
CoStar Group, Inc.	Consumer cyclicals	1,311	112,853	0.47%

88 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Moncler SpA (Italy)	Consumer cyclicals	1,837	$112,825	0.47%
Airbnb, Inc. Class A	Consumer staples	672	112,761	0.47%
Namco Bandai Holdings, Inc. (Japan)	Consumer cyclicals	1,491	112,522	0.47%
Magna International, Inc. (Canada)	Consumer cyclicals	1,494	112,466	0.47%
Sumitomo Chemical Co., Ltd. (Japan)	Basic materials	21,389	112,426	0.47%
Thales SA (France)	Technology	1,152	112,282	0.47%
Eiffage SA (France)	Basic materials	1,105	112,269	0.47%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	278	112,267	0.47%
Dropbox, Inc. Class A	Technology	3,841	112,239	0.47%
Segro PLC (United Kingdom)	Financials	6,971	112,237	0.47%
Royal Bank of Canada (Canada)	Financials	1,127	112,161	0.47%
Activision Blizzard, Inc.	Technology	1,449	112,143	0.47%
eBay, Inc.	Technology	1,609	112,128	0.47%
Athene Holding, Ltd. Class A	Financials	1,628	112,112	0.47%
Cadence Design Systems, Inc.	Technology	740	112,098	0.47%
DoorDash, Inc. Class A	Consumer staples	544	112,095	0.47%
Pfizer, Inc.	Health care	2,606	112,085	0.47%
Hologic, Inc.	Health care	1,518	112,072	0.47%
IAC/InterActiveCorp	Technology	860	111,988	0.47%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
AMC Entertainment Holdings, Inc. Class A	Consumer cyclicals	3,069	$116,803	0.50%
Sunrun, Inc.	Energy	2,650	116,591	0.50%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	1,630	114,576	0.49%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	3,410	113,339	0.48%
Argenx SE (Netherlands)	Health care	376	112,891	0.48%
Tokio Marine Holdings, Inc. (Japan)	Financials	2,086	112,879	0.48%
Trend Micro, Inc. (Japan)	Technology	2,012	112,438	0.48%
Shimano, Inc. (Japan)	Consumer cyclicals	380	112,279	0.48%
Cheniere Energy, Inc.	Energy	1,148	112,110	0.48%
AGC, Inc. (Japan)	Consumer cyclicals	2,155	111,909	0.48%
Canopy Growth Corp. (Canada)	Health care	8,066	111,759	0.48%
Silver Wheaton Corp. (Canada)	Basic materials	2,966	111,659	0.48%
Chugai Pharmaceutical Co., Ltd. (Japan)	Health care	3,027	111,606	0.48%
Veolia Environnement SA (France)	Utilities and power	3,641	111,600	0.48%
AXA SA (France)	Financials	3,995	111,469	0.47%
Nippon Paint Holdings Co., Ltd. (Japan)	Basic materials	10,191	111,441	0.47%
Valero Energy Corp.	Energy	1,579	111,431	0.47%
Realestate.com.au, Ltd. (Australia)	Technology	970	111,398	0.47%

Dynamic Asset Allocation Conservative Fund 89

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
CyberArk Software, Ltd. (Israel)	Technology	705	$111,309	0.47%
Heineken NV (Netherlands)	Consumer staples	1,065	111,266	0.47%
Boston Beer Co., Inc. Class A	Consumer staples	218	111,176	0.47%
Imperial Brands PLC (United Kingdom)	Consumer staples	5,294	111,173	0.47%
Chewy, Inc. Class A	Consumer staples	1,632	111,170	0.47%
Avantor, Inc.	Health care	2,716	111,095	0.47%
Black Knight, Inc.	Technology	1,543	111,081	0.47%
PPD, Inc.	Health care	2,373	111,032	0.47%
Essity AB Class B (Sweden)	Consumer staples	3,572	110,997	0.47%
Ceridian HCM Holding, Inc.	Technology	985	110,952	0.47%
M3, Inc. (Japan)	Health care	1,544	110,842	0.47%
Clarivate PLC (United Kingdom)	Technology	5,058	110,770	0.47%
Konami Holdings Corp. (Japan)	Technology	1,754	110,770	0.47%
Live Nation Entertainment, Inc.	Consumer cyclicals	1,215	110,753	0.47%
Credit Suisse Group AG (Switzerland)	Financials	11,100	110,693	0.47%
Nice, Ltd. (Israel)	Communication services	396	110,646	0.47%
Atmos Energy Corp.	Utilities and power	1,254	110,645	0.47%
Royalty Pharma PLC Class A	Health care	3,061	110,636	0.47%
Hess Corp.	Energy	1,416	110,604	0.47%
Sumco Corp. (Japan)	Technology	5,468	110,586	0.47%
Kubota Corp. (Japan)	Capital goods	5,149	110,536	0.47%
Nutrien, Ltd. (Canada)	Basic materials	1,699	110,254	0.47%
CIE Generale Des Etablissements Michelin SCA (France)	Consumer cyclicals	716	110,136	0.47%
FedEx Corp.	Transportation	502	110,060	0.47%
Devon Energy Corp.	Energy	3,098	109,997	0.47%
Naturgy Energy Group SA (Spain)	Utilities and power	4,366	109,990	0.47%
Charter Communications, Inc. Class A	Communication services	151	109,941	0.47%
MarketAxess Holdings, Inc.	Consumer cyclicals	261	109,915	0.47%
ORIX Corp. (Japan)	Financials	5,796	109,893	0.47%
Catalent, Inc.	Health care	826	109,876	0.47%
Sumitomo Electric Industries, Ltd. (Japan)	Conglomerates	8,164	109,735	0.47%
Broadridge Financial Solutions, Inc.	Financials	658	109,698	0.47%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$69,154,000	$117,562	$29,190	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(88,373)

90 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$21,874,000	$123,807	$70,777	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(53,029)
Total		$99,967	$(141,402)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$957	$14,000	$3,983	5/11/63	300 bp — Monthly	$(3,019)
CMBX NA BBB−.6 Index	B+/P	1,868	31,000	8,820	5/11/63	300 bp — Monthly	(6,936)
CMBX NA BBB−.6 Index	B+/P	3,828	62,000	17,639	5/11/63	300 bp — Monthly	(13,780)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	23,165	41,000	3,452	11/18/54	500 bp — Monthly	19,747
CMBX NA BB.6 Index	B-/P	27,399	184,133	82,823	5/11/63	500 bp — Monthly	(55,270)
CMBX NA BB.7 Index	B/P	21,179	415,000	139,897	1/17/47	500 bp — Monthly	(118,372)
CMBX NA BB.9 Index	B+/P	814	4,000	828	9/17/58	500 bp — Monthly	(11)
CMBX NA BB.9 Index	B+/P	8,577	42,000	8,698	9/17/58	500 bp — Monthly	(86)
CMBX NA BBB−.10 Index	BB+/P	4,255	39,000	3,413	11/17/59	300 bp — Monthly	862
CMBX NA BBB−.12 Index	BBB−/P	626	15,000	693	8/17/61	300 bp — Monthly	(60)
CMBX NA BBB−.12 Index	BBB−/P	6,600	112,000	5,174	8/17/61	300 bp — Monthly	1,482
Credit Suisse International
CMBX NA BB.7 Index	B/P	9,898	74,000	24,945	1/17/47	500 bp — Monthly	(14,985)
CMBX NA BBB−.7 Index	BB−/P	11,936	151,000	27,286	1/17/47	300 bp — Monthly	(15,275)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	192	3,000	314	5/11/63	200 bp — Monthly	(120)
CMBX NA A.6 Index	BBB+/P	305	6,000	628	5/11/63	200 bp — Monthly	(320)
CMBX NA A.6 Index	BBB+/P	1,900	16,000	1,674	5/11/63	200 bp — Monthly	232

Dynamic Asset Allocation Conservative Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	BBB+/P	$2,674	$23,000	$2,406	5/11/63	200 bp — Monthly	$276
CMBX NA A.6 Index	BBB+/P	(65)	36,000	3,766	5/11/63	200 bp — Monthly	(3,819)
CMBX NA A.6 Index	BBB+/P	(378)	47,000	4,916	5/11/63	200 bp — Monthly	(5,278)
CMBX NA A.6 Index	BBB+/P	1,584	52,000	5,439	5/11/63	200 bp — Monthly	(3,838)
CMBX NA A.6 Index	BBB+/P	2,767	56,000	5,858	5/11/63	200 bp — Monthly	(3,072)
CMBX NA A.6 Index	BBB+/P	1,851	59,000	6,171	5/11/63	200 bp — Monthly	(4,301)
CMBX NA A.6 Index	BBB+/P	(113)	59,000	6,171	5/11/63	200 bp — Monthly	(6,264)
CMBX NA A.6 Index	BBB+/P	444	59,000	6,171	5/11/63	200 bp — Monthly	(5,708)
CMBX NA A.6 Index	BBB+/P	7,383	63,000	6,590	5/11/63	200 bp — Monthly	814
CMBX NA A.6 Index	BBB+/P	4,269	65,000	6,799	5/11/63	200 bp — Monthly	(2,509)
CMBX NA A.6 Index	BBB+/P	6,251	73,000	7,636	5/11/63	200 bp — Monthly	(1,361)
CMBX NA A.6 Index	BBB+/P	4,533	88,000	9,205	5/11/63	200 bp — Monthly	(4,642)
CMBX NA A.6 Index	BBB+/P	(92)	151,000	15,795	5/11/63	200 bp — Monthly	(15,836)
CMBX NA A.6 Index	BBB+/P	4,120	178,000	18,619	5/11/63	200 bp — Monthly	(14,439)
CMBX NA A.7 Index	BBB+/P	1,462	29,000	1,401	1/17/47	200 bp — Monthly	71
CMBX NA BBB−.14 Index	BBB−/P	450	10,000	343	12/16/72	300 bp — Monthly	112
CMBX NA BBB−.6 Index	B+/P	545	8,000	2,276	5/11/63	300 bp — Monthly	(1,727)
CMBX NA BBB−.6 Index	B+/P	678	13,000	3,699	5/11/63	300 bp — Monthly	(3,014)
CMBX NA BBB−.6 Index	B+/P	1,727	20,000	5,690	5/11/63	300 bp — Monthly	(3,953)
CMBX NA BBB−.6 Index	B+/P	1,064	22,000	6,259	5/11/63	300 bp — Monthly	(5,184)
CMBX NA BBB−.6 Index	B+/P	4,641	55,000	15,648	5/11/63	300 bp — Monthly	(10,979)
CMBX NA BBB−.6 Index	B+/P	5,992	71,000	20,200	5/11/63	300 bp — Monthly	(14,172)
CMBX NA BBB−.6 Index	B+/P	18,758	200,000	56,900	5/11/63	300 bp — Monthly	(38,042)

92 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$15,560	$207,000	$58,892	5/11/63	300 bp — Monthly	$(41,190)
CMBX NA BBB−.7 Index	BB−/P	5,300	62,000	11,203	1/17/47	300 bp — Monthly	(5,873)
CMBX NA BBB−.7 Index	BB−/P	5,793	68,000	12,288	1/17/47	300 bp — Monthly	(6,461)
CMBX NA BBB−.7 Index	BB−/P	19,769	251,000	45,356	1/17/47	300 bp — Monthly	(25,462)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(473)	90,000	1,332	12/16/72	200 bp — Monthly	889
CMBX NA A.7 Index	BBB+/P	11,139	254,000	12,268	1/17/47	200 bp — Monthly	(1,045)
CMBX NA BB.10 Index	B+/P	4,092	51,000	11,914	5/11/63	500 bp — Monthly	(7,779)
CMBX NA BB.7 Index	B/P	112,621	230,000	77,533	1/17/47	500 bp — Monthly	35,279
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(10,349)	694,000	10,271	12/16/72	200 bp — Monthly	154
CMBX NA A.6 Index	BBB+/P	2,840	32,000	3,347	5/11/63	200 bp — Monthly	(497)
CMBX NA BB.6 Index	B-/P	17,681	69,411	31,221	5/11/63	500 bp — Monthly	(13,482)
CMBX NA BB.6 Index	B-/P	33,265	130,146	58,540	5/11/63	500 bp — Monthly	(25,166)
CMBX NA BBB−.12 Index	BBB−/P	2,711	46,000	2,125	8/17/61	300 bp — Monthly	609
CMBX NA BBB−.12 Index	BBB−/P	2,576	60,000	2,772	8/17/61	300 bp — Monthly	(166)
Upfront premium received		428,039		Unrealized appreciation		60,527
Upfront premium (paid)		(11,470)		Unrealized (depreciation)		(503,493)
Total		$416,569		Total		$(442,966)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Conservative Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$8,839	1/17/47	(200 bp) — Monthly	$7,421
CMBX NA BB.10 Index	(30,138)	125,000	29,200	11/17/59	(500 bp) — Monthly	(1,054)
CMBX NA BB.10 Index	(13,515)	53,000	12,381	11/17/59	(500 bp) — Monthly	(1,178)
CMBX NA BB.10 Index	(4,696)	45,000	10,512	11/17/59	(500 bp) — Monthly	5,778
CMBX NA BB.10 Index	(4,167)	38,000	8,877	11/17/59	(500 bp) — Monthly	4,678
CMBX NA BB.11 Index	(1,787)	26,000	2,189	11/18/54	(500 bp) — Monthly	380
CMBX NA BB.11 Index	(1,296)	10,000	842	11/18/54	(500 bp) — Monthly	(462)
CMBX NA BB.11 Index	(259)	5,000	421	11/18/54	(500 bp) — Monthly	157
CMBX NA BB.8 Index	(12,404)	34,787	12,404	10/17/57	(500 bp) — Monthly	—
CMBX NA BB.8 Index	(3,725)	28,989	10,254	10/17/57	(500 bp) — Monthly	6,505
CMBX NA BB.9 Index	(4,232)	41,000	8,491	9/17/58	(500 bp) — Monthly	4,225
CMBX NA BB.9 Index	(1,492)	37,000	7,663	9/17/58	(500 bp) — Monthly	6,140
CMBX NA BB.9 Index	(589)	15,000	3,107	9/17/58	(500 bp) — Monthly	2,505
CMBX NA BB.9 Index	(109)	3,000	621	9/17/58	(500 bp) — Monthly	498
CMBX NA BBB− .10 Index	(5,726)	24,000	2,100	11/17/59	(300 bp) — Monthly	(3,638)
CMBX NA BBB− .10 Index	(4,183)	17,000	1,488	11/17/59	(300 bp) — Monthly	(2,704)
CMBX NA BBB− .12 Index	(5,415)	24,000	1,109	8/17/61	(300 bp) — Monthly	(4,319)
CMBX NA BBB−.10 Index	(16,982)	57,000	4,988	11/17/59	(300 bp) — Monthly	(12,023)
CMBX NA BBB−.10 Index	(4,972)	39,000	3,413	11/17/59	(300 bp) — Monthly	(1,579)
CMBX NA BBB−.12 Index	(61,189)	194,000	8,963	8/17/61	(300 bp) — Monthly	(52,323)
CMBX NA BBB−.12 Index	(14,363)	43,000	1,987	8/17/61	(300 bp) — Monthly	(12,398)
CMBX NA BBB−.12 Index	(15,115)	43,000	1,987	8/17/61	(300 bp) — Monthly	(13,150)
CMBX NA BBB−.12 Index	(13,039)	37,000	1,709	8/17/61	(300 bp) — Monthly	(11,348)

94 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(6,849)	$36,000	$1,663	8/17/61	(300 bp) — Monthly	$(5,204)
CMBX NA BBB−.12 Index	(6,349)	19,000	878	8/17/61	(300 bp) — Monthly	(5,480)
CMBX NA BBB−.12 Index	(847)	5,000	231	8/17/61	(300 bp) — Monthly	(618)
CMBX NA BBB−.8 Index	(17,500)	112,000	14,538	10/17/57	(300 bp) — Monthly	(3,018)
CMBX NA BBB−.8 Index	(8,061)	51,000	6,620	10/17/57	(300 bp) — Monthly	(1,467)
CMBX NA BBB−.8 Index	(8,093)	51,000	6,620	10/17/57	(300 bp) — Monthly	(1,499)
CMBX NA BBB−.8 Index	(3,292)	23,000	2,985	10/17/57	(300 bp) — Monthly	(318)
CMBX NA BBB−.9 Index	(4,495)	19,000	1,469	9/17/58	(300 bp) — Monthly	(3,036)
Credit Suisse International
CMBX NA BB.10 Index	(11,178)	94,000	21,958	11/17/59	(500 bp) — Monthly	10,702
CMBX NA BB.10 Index	(12,542)	94,000	21,958	11/17/59	(500 bp) — Monthly	9,338
CMBX NA BB.10 Index	(6,091)	49,000	11,446	11/17/59	(500 bp) — Monthly	5,315
CMBX NA BB.7 Index	(53,129)	323,000	108,883	1/17/47	(500 bp) — Monthly	55,485
CMBX NA BB.7 Index	(31,728)	172,000	57,981	1/17/47	(500 bp) — Monthly	26,110
CMBX NA BB.7 Index	(2,136)	116,650	52,469	5/11/63	(500 bp) — Monthly	50,236
CMBX NA BB.8 Index	(2,804)	15,461	5,469	10/17/57	(500 bp) — Monthly	2,652
CMBX NA BB.9 Index	(5,714)	57,000	11,805	9/17/58	(500 bp) — Monthly	6,043
Goldman Sachs International
CMBX NA BB.6 Index	(8,695)	81,944	36,858	5/11/63	(500 bp) — Monthly	28,095
CMBX NA BB.7 Index	(3,481)	23,000	7,753	1/17/47	(500 bp) — Monthly	4,254
CMBX NA BB.10 Index	(2,941)	13,000	3,037	11/17/59	(500 bp) — Monthly	85
CMBX NA BB.6 Index	(18,117)	119,542	53,770	5/11/63	(500 bp) — Monthly	35,553
CMBX NA BB.7 Index	(48,016)	284,000	95,736	1/17/47	(500 bp) — Monthly	47,484
CMBX NA BB.7 Index	(50,559)	249,000	83,938	1/17/47	(500 bp) — Monthly	33,171

Dynamic Asset Allocation Conservative Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(2,949)	$18,000	$6,068	1/17/47	(500 bp) — Monthly	$3,104
CMBX NA BB.8 Index	(13,670)	37,686	13,330	10/17/57	(500 bp) — Monthly	(372)
CMBX NA BB.8 Index	(13,694)	37,686	13,330	10/17/57	(500 bp) — Monthly	(396)
CMBX NA BB.8 Index	(11,909)	33,821	11,962	10/17/57	(500 bp) — Monthly	25
CMBX NA BB.8 Index	(1,699)	14,495	5,127	10/17/57	(500 bp) — Monthly	3,415
CMBX NA BB.9 Index	(595)	5,000	1,036	9/17/58	(500 bp) — Monthly	436
CMBX NA BB.9 Index	(602)	5,000	1,036	9/17/58	(500 bp) — Monthly	430
CMBX NA BBB−.12 Index	(1,351)	4,000	185	8/17/61	(300 bp) — Monthly	(1,168)
CMBX NA BBB−.6 Index	(41,148)	151,000	42,960	5/11/63	(300 bp) — Monthly	1,737
CMBX NA BBB−.6 Index	(6,354)	127,000	36,132	5/11/63	(300 bp) — Monthly	29,714
JPMorgan Securities LLC
CMBX NA BB.11 Index	(26,255)	49,166	22,115	5/11/63	(500 bp) — Monthly	(4,181)
CMBX NA BB.8 Index	(3,965)	7,731	2,734	10/17/57	(500 bp) — Monthly	(1,237)
CMBX NA BBB− .10 Index	(4,123)	25,000	2,188	11/17/59	(300 bp) — Monthly	(1,948)
CMBX NA BBB−.10 Index	(18,860)	166,000	14,525	11/17/59	(300 bp) — Monthly	(4,418)
CMBX NA BBB−.10 Index	(13,804)	49,000	4,288	11/17/59	(300 bp) — Monthly	(9,541)
CMBX NA BBB−.10 Index	(13,109)	44,000	3,850	11/17/59	(300 bp) — Monthly	(9,281)
CMBX NA BBB−.12 Index	(2,654)	8,000	370	8/17/61	(300 bp) — Monthly	(2,289)
CMBX NA BBB−.6 Index	(63,940)	200,000	56,900	5/11/63	(300 bp) — Monthly	(7,140)
CMBX NA BBB−.7 Index	(98,131)	418,000	75,533	1/17/47	(300 bp) — Monthly	(22,807)
Merrill Lynch International
CMBX NA BB.10 Index	(5,121)	90,000	21,024	11/17/59	(500 bp) — Monthly	15,828
CMBX NA BB.9 Index	(1,364)	35,000	7,249	9/17/58	(500 bp) — Monthly	5,856
CMBX NA BBB− .10 Index	(10,400)	48,000	4,200	11/17/59	(300 bp) — Monthly	(6,224)

96 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International cont.
CMBX NA BBB−.7 Index	$(2,376)	$29,000	$5,240	1/17/47	(300 bp) — Monthly	$2,849
CMBX NA BBB−.9 Index	(5,928)	32,000	2,474	9/17/58	(300 bp) — Monthly	(3,470)
CMBX NA BBB−.9 Index	(2,964)	16,000	1,237	9/17/58	(300 bp) — Monthly	(1,735)
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(7,030)	69,000	12,468	1/17/47	(300 bp) — Monthly	5,403
CMBX NA BB.10 Index	(4,719)	45,000	10,512	11/17/59	(500 bp) — Monthly	5,755
CMBX NA BB.10 Index	(8,924)	38,000	8,877	11/17/59	(500 bp) — Monthly	(79)
CMBX NA BB.7 Index	(5,206)	27,000	9,102	1/17/47	(500 bp) — Monthly	3,873
CMBX NA BB.8 Index	(6,671)	18,360	6,494	10/17/57	(500 bp) — Monthly	(193)
CMBX NA BB.8 Index	(4,944)	9,663	3,418	10/17/57	(500 bp) — Monthly	(1,534)
CMBX NA BB.9 Index	(1,758)	20,000	4,142	9/17/58	(500 bp) — Monthly	2,367
CMBX NA BB.9 Index	(547)	14,000	2,899	9/17/58	(500 bp) — Monthly	2,340
CMBX NA BB.9 Index	(1,213)	10,000	2,071	9/17/58	(500 bp) — Monthly	850
CMBX NA BB.9 Index	(362)	9,000	1,864	9/17/58	(500 bp) — Monthly	1,495
CMBX NA BB.9 Index	(606)	5,000	1,036	9/17/58	(500 bp) — Monthly	425
CMBX NA BB.9 Index	(243)	4,000	828	9/17/58	(500 bp) — Monthly	582
CMBX NA BB.9 Index	(246)	4,000	828	9/17/58	(500 bp) — Monthly	579
CMBX NA BB.9 Index	(225)	3,000	621	9/17/58	(500 bp) — Monthly	393
CMBX NA BB.9 Index	(50)	1,000	207	9/17/58	(500 bp) — Monthly	157
CMBX NA BBB− .10 Index	(8,045)	33,000	2,888	11/17/59	(300 bp) — Monthly	(5,174)
CMBX NA BBB− .10 Index	(3,903)	18,000	1,575	11/17/59	(300 bp) — Monthly	(2,337)
CMBX NA BBB− .10 Index	(4,021)	17,000	1,488	11/17/59	(300 bp) — Monthly	(2,542)
CMBX NA BBB− .10 Index	(3,460)	16,000	1,400	11/17/59	(300 bp) — Monthly	(2,068)
CMBX NA BBB− .10 Index	(2,296)	10,000	875	11/17/59	(300 bp) — Monthly	(1,426)

Dynamic Asset Allocation Conservative Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB− .12 Index	$(3,339)	$16,000	$739	8/17/61	(300 bp) — Monthly	$(2,608)
CMBX NA BBB−.10 Index	(6,722)	53,000	4,638	11/17/59	(300 bp) — Monthly	(2,111)
CMBX NA BBB−.10 Index	(3,637)	42,000	3,675	11/17/59	(300 bp) — Monthly	17
CMBX NA BBB−.12 Index	(1,994)	6,000	277	8/17/61	(300 bp) — Monthly	(1,720)
CMBX NA BBB−.6 Index	(55,775)	230,000	65,435	5/11/63	(300 bp) — Monthly	9,545
CMBX NA BBB−.8 Index	(6,344)	50,000	6,490	10/17/57	(300 bp) — Monthly	121
CMBX NA BBB−.8 Index	(6,359)	50,000	6,490	10/17/57	(300 bp) — Monthly	106
CMBX NA BBB−.8 Index	(7,282)	47,000	6,101	10/17/57	(300 bp) — Monthly	(1,205)
CMBX NA BBB−.8 Index	(7,188)	46,000	5,971	10/17/57	(300 bp) — Monthly	(1,240)
CMBX NA BBB−.8 Index	(5,725)	40,000	5,192	10/17/57	(300 bp) — Monthly	(553)
Upfront premium received	—		Unrealized appreciation		450,212
Upfront premium (paid)	(1,069,166)		Unrealized (depreciation)		(237,813)
Total	$(1,069,166)		Total		$212,399
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
NA HY Series 37 Index	B+/P	$(493,165)	$5,220,000	$479,718	12/20/26	500 bp — Quarterly	$(12,722)
NA IG Series 37 Index	BBB+/P	(2,145,776)	85,200,000	2,026,056	12/20/26	100 bp — Quarterly	(103,153)
Total	$(2,638,941)		$(115,875)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

98 Dynamic Asset Allocation Conservative Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$13,799,247	$10,124,203	$—
Capital goods	27,767,024	4,371,022	—
Communication services	15,614,814	3,068,171	—
Conglomerates	1,894,453	—	—
Consumer cyclicals	82,597,299	15,160,572	—
Consumer staples	29,140,746	9,757,291	—
Energy	11,066,991	6,061,350	107
Financials	65,992,750	18,554,662	—
Government	—	154,034	—
Healthcare	64,066,080	12,193,604	—
Technology	160,720,976	10,705,416	—
Transportation	8,591,241	2,481,575	—
Utilities and power	12,427,939	2,827,601	—
Total common stocks	493,679,560	95,459,501	107
Asset-backed securities	—	7,228,413	1,724,576
Collateralized loan obligations	—	17,302,364	—
Convertible bonds and notes	—	259,041	—
Convertible preferred stocks	—	1,681,143	—
Corporate bonds and notes	—	246,280,955	—
Foreign government and agency bonds and notes	—	8,897,303	—
Mortgage-backed securities	—	69,449,784	—
Preferred stocks	—	3,736	—
Purchased options outstanding	—	406,950	—
Senior loans	—	4,734,437	—
U.S. government and agency mortgage obligations	—	255,854,022	—
U.S. treasury obligations	—	410,523	—
Warrants	4,752	—	—
Short-term investments	575,000	37,517,165	—
Totals by level	$494,259,312	$745,485,337	$1,724,683

Dynamic Asset Allocation Conservative Fund 99

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(712,734)	$—
Futures contracts	12,121,387	—	—
Written options outstanding	—	(125,086)	—
TBA sale commitments	—	(69,386,626)	—
Interest rate swap contracts	—	(2,021,750)	—
Total return swap contracts	—	(1,239,856)	—
Credit default contracts	—	2,945,096	—
Totals by level	$12,121,387	$(70,540,956)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value, including $4,520,258 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,035,138,496)	$1,232,556,833
Affiliated issuers (identified cost $8,912,499) (Note 5)	8,912,499
Cash	84,015
Foreign currency (cost $172,284) (Note 1)	170,929
Dividends, interest and other receivables	4,067,129
Foreign tax reclaim	282,112
Receivable for shares of the fund sold	4,713,213
Receivable for investments sold	12,462,920
Receivable for sales of TBA securities (Note 1)	67,617,012
Receivable for variation margin on futures contracts (Note 1)	3,794,280
Receivable for variation margin on centrally cleared swap contracts (Note 1)	115,937
Unrealized appreciation on forward currency contracts (Note 1)	1,656,350
Unrealized appreciation on OTC swap contracts (Note 1)	621,690
Premium paid on OTC swap contracts (Note 1)	1,080,636
Prepaid assets	37,267
Total assets	1,338,172,822

LIABILITIES
Payable for investments purchased	6,900,288
Payable for purchases of delayed delivery securities (Note 1)	927,089
Payable for purchases of TBA securities (Note 1)	152,311,123
Payable for shares of the fund repurchased	2,896,738
Payable for compensation of Manager (Note 2)	465,797
Payable for custodian fees (Note 2)	47,012
Payable for investor servicing fees (Note 2)	195,879
Payable for Trustee compensation and expenses (Note 2)	201,218
Payable for administrative services (Note 2)	3,298
Payable for distribution fees (Note 2)	396,072
Payable for variation margin on futures contracts (Note 1)	446,935
Payable for variation margin on centrally cleared swap contracts (Note 1)	96,515
Unrealized depreciation on OTC swap contracts (Note 1)	1,850,744
Premium received on OTC swap contracts (Note 1)	428,039
Unrealized depreciation on forward currency contracts (Note 1)	2,369,084
Written options outstanding, at value (premiums $112,750) (Note 1)	125,086
TBA sale commitments, at value (proceeds receivable $69,636,875) (Note 1)	69,386,626
Collateral on securities loaned, at value (Note 1)	4,673,015
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	985,523
Other accrued expenses	205,333
Total liabilities	244,911,414

Net assets	$1,093,261,408

(Continued on next page)

Dynamic Asset Allocation Conservative Fund 101

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$892,731,103
Total distributable earnings (Note 1)	200,530,305
Total — Representing net assets applicable to capital shares outstanding	1,093,261,408

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($461,749,139 divided by 39,028,615 shares)	$11.83
Offering price per class A share (100/94.25 of $11.83)*	$12.55
Net asset value and offering price per class B share ($6,996,545 divided by 596,811 shares)**	$11.72
Net asset value and offering price per class C share ($99,034,164 divided by 8,495,466 shares)**	$11.66
Net asset value, offering price and redemption price per class P share
($180,543,518 divided by 15,201,692 shares)	$11.88
Net asset value, offering price and redemption price per class R share
($8,115,025 divided by 664,430 shares)	$12.21
Net asset value, offering price and redemption price per class R5 share
($4,958,736 divided by 417,447 shares)	$11.88
Net asset value, offering price and redemption price per class R6 share
($112,853,228 divided by 9,489,249 shares)	$11.89
Net asset value, offering price and redemption price per class Y share
($219,011,053 divided by 18,424,804 shares)	$11.89

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Conservative Fund

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Interest (including interest income of $89,567 from investments in affiliated issuers) (Note 5)	$14,430,107
Dividends (net of foreign tax of $249,898)	9,776,049
Securities lending (net of expenses) (Notes 1 and 5)	31,515
Total investment income	24,237,671

EXPENSES
Compensation of Manager (Note 2)	5,671,343
Investor servicing fees (Note 2)	1,222,856
Custodian fees (Note 2)	196,181
Trustee compensation and expenses (Note 2)	46,806
Distribution fees (Note 2)	2,290,411
Administrative services (Note 2)	28,239
Other	489,645
Total expenses	9,945,481
Expense reduction (Note 2)	(1,512)
Net expenses	9,943,969

Net investment income	14,293,702

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	75,155,169
Foreign currency transactions (Note 1)	(20,089)
Forward currency contracts (Note 1)	(772,166)
Futures contracts (Note 1)	(71,379,636)
Swap contracts (Note 1)	554,770
Written options (Note 1)	(48,331)
Net increase from payments by affiliates (Note 2)	3,047
Total net realized gain	3,492,764
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	69,960,406
Assets and liabilities in foreign currencies	(527)
Forward currency contracts	(993,298)
Futures contracts	12,439,335
Swap contracts	(683,418)
Written options	(261,604)
Total change in net unrealized appreciation	80,460,894

Net gain on investments	83,953,658

Net increase in net assets resulting from operations	$98,247,360

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 103

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$14,293,702	$16,921,078
Net realized gain on investments
and foreign currency transactions	3,492,764	9,697,158
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	80,460,894	44,187,885
Net increase in net assets resulting from operations	98,247,360	70,806,121
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,273,433)	(8,916,664)
Class B	(51,945)	(129,587)
Class C	(649,536)	(1,349,241)
Class M	—	(22,344)
Class P	(3,080,291)	(3,667,103)
Class R	(93,570)	(173,642)
Class R5	(79,114)	(120,094)
Class R6	(2,043,634)	(3,040,562)
Class Y	(3,667,006)	(5,240,388)
Net realized short-term gain on investments
Class A	(4,238,205)	—
Class B	(84,218)	—
Class C	(1,006,425)	—
Class P	(1,628,221)	—
Class R	(86,443)	—
Class R5	(44,063)	—
Class R6	(1,152,922)	—
Class Y	(2,412,103)	—
From net realized long-term gain on investments
Class A	(5,008,786)	(1,364,560)
Class B	(99,530)	(31,987)
Class C	(1,189,411)	(311,911)
Class P	(1,924,261)	(424,679)
Class R	(102,159)	(29,750)
Class R5	(52,075)	(16,121)
Class R6	(1,362,544)	(390,705)
Class Y	(2,850,668)	(647,620)
Decrease from capital share transactions (Note 4)	(64,881,948)	(47,802,203)
Total decrease in net assets	(5,815,151)	(2,873,040)

NET ASSETS
Beginning of year	1,099,076,559	1,101,949,599
End of year	$1,093,261,408	$1,099,076,559

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 105

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2021	$11.22	.14	.87	1.01	(.16)	(.24)	(.40)	$11.83	9.14	$461,749.97		1.21	380
September 30, 2020	10.76	.16	.55	.71	(.22)	(.03)	(.25)	11.22	6.70	447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
Class B
September 30, 2021	$11.12	.05	.86	.91	(.07)	(.24)	(.31)	$11.72	8.31	$6,997	1.72	.45	380
September 30, 2020	10.67	.08	.54	.62	(.14)	(.03)	(.17)	11.12	5.87	9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
Class C
September 30, 2021	$11.06	.05	.86	.91	(.07)	(.24)	(.31)	$11.66	8.36	$99,034	1.72	.47	380
September 30, 2020	10.61	.08	.54	.62	(.14)	(.03)	(.17)	11.06	5.92	101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
Class P
September 30, 2021	$11.26	.19	.87	1.06	(.20)	(.24)	(.44)	$11.88	9.61	$180,544.59		1.60	380
September 30, 2020	10.80	.20	.55	.75	(.26)	(.03)	(.29)	11.26	7.10	170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
Class R
September 30, 2021	$11.57	.12	.89	1.01	(.13)	(.24)	(.37)	$12.21	8.82	$8,115	1.22	.97	380
September 30, 2020	11.08	.14	.57	.71	(.19)	(.03)	(.22)	11.57	6.51	9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
Class R5
September 30, 2021	$11.26	.17	.88	1.05	(.19)	(.24)	(.43)	$11.88	9.49	$4,959.70		1.49	380
September 30, 2020	10.80	.19	.55	.74	(.25)	(.03)	(.28)	11.26	6.99	4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 107

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2021	$11.27	.18	.88	1.06	(.20)	(.24)	(.44)	$11.89	9.54	$112,853.63		1.57	380
September 30, 2020	10.81	.20	.55	.75	(.26)	(.03)	(.29)	11.27	7.04	119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
Class Y
September 30, 2021	$11.27	.17	.88	1.05	(.19)	(.24)	(.43)	$11.89	9.45	$219,011.72		1.46	380
September 30, 2020	10.80	.19	.55	.74	(.24)	(.03)	(.27)	11.27	7.02	236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 109

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

110 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

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multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

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Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

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clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

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the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable

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to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,748,064 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,714,782 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,673,015 and the value of securities loaned amounted to $4,520,258.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and

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paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,814,563 to increase undistributed net investment income, $65 to decrease paid-in capital and $5,814,498 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$185,925,144
Unrealized depreciation	(23,206,198)
Net unrealized appreciation	162,718,946
Undistributed ordinary income	7,482,147
Undistributed long-term gains	12,437,820
Undistributed short-term gains	18,199,926
Cost for federal income tax purposes	$1,020,331,283

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.512% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly

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sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,047 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$647,032	Class R	12,552
Class B	11,603	Class R5	5,791
Class C	144,686	Class R6	60,560
Class P	17,694	Class Y	322,938
		Total	$1,222,856

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,512 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $724, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

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Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,143,387
Class B	1.00%	1.00%	81,628
Class C	1.00%	1.00%	1,021,190
Class R	1.00%	0.50%	44,206
Total			$2,290,411

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $79,518 from the sale of class A shares and received $1,379 and $1,682 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $234 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,275,535,944	$4,374,660,020
U.S. government securities (Long-term)	—	—
Total	$4,275,535,944	$4,374,660,020

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	5,553,212	$64,472,706	6,639,226	$72,074,146
Shares issued in connection with
reinvestment of distributions	1,296,126	14,920,438	918,566	9,921,588
	6,849,338	79,393,144	7,557,792	81,995,734
Shares repurchased	(7,735,673)	(89,529,313)	(11,588,070)	(125,091,264)
Net decrease	(886,335)	$(10,136,169)	(4,030,278)	$(43,095,530)

Dynamic Asset Allocation Conservative Fund 119

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	50,778	$577,845	47,005	$511,921
Shares issued in connection with
reinvestment of distributions	17,980	204,364	13,330	142,519
	68,758	782,209	60,335	654,440
Shares repurchased	(285,458)	(3,292,754)	(335,254)	(3,611,675)
Net decrease	(216,700)	$(2,510,545)	(274,919)	$(2,957,235)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,472,043	$16,876,257	1,493,794	$15,960,590
Shares issued in connection with
reinvestment of distributions	245,648	2,776,537	150,113	1,597,686
	1,717,691	19,652,794	1,643,907	17,558,276
Shares repurchased	(2,422,920)	(27,717,478)	(2,677,181)	(28,470,753)
Net decrease	(705,229)	$(8,064,684)	(1,033,274)	$(10,912,477)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			1,842	$19,564
Shares issued in connection with
reinvestment of distributions			2,074	22,039
			3,916	41,603
Shares repurchased			(749,684)	(8,021,268)
Net decrease			(745,768)	$(7,979,665)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class P	Shares	Amount	Shares	Amount
Shares sold	25,009,573	$285,742,261	6,716,194	$73,397,737
Shares issued in connection with
reinvestment of distributions	573,458	6,632,773	377,448	4,091,782
	25,583,031	292,375,034	7,093,642	77,489,519
Shares repurchased	(25,526,022)	(291,740,978)	(5,299,782)	(57,677,250)
Net increase	57,009	$634,056	1,793,860	$19,812,269

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	95,286	$1,145,646	199,225	$2,230,485
Shares issued in connection with
reinvestment of distributions	23,201	275,018	17,430	193,941
	118,487	1,420,664	216,655	2,424,426
Shares repurchased	(251,499)	(3,014,990)	(362,193)	(4,095,628)
Net decrease	(133,012)	$(1,594,326)	(145,538)	$(1,671,202)

120 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	31,132	$363,017	45,875	$499,997
Shares issued in connection with
reinvestment of distributions	15,152	175,252	12,572	136,215
	46,284	538,269	58,447	636,212
Shares repurchased	(42,919)	(494,533)	(179,559)	(1,942,061)
Net increase (decrease)	3,365	$43,736	(121,112)	$(1,305,849)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,010,460	$23,339,093	4,666,484	$50,488,104
Shares issued in connection with
reinvestment of distributions	394,022	4,559,100	316,522	3,431,267
	2,404,482	27,898,193	4,983,006	53,919,371
Shares repurchased	(3,528,758)	(41,347,746)	(5,143,839)	(55,804,971)
Net decrease	(1,124,276)	$(13,449,553)	(160,833)	$(1,885,600)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,155,735	$59,844,904	8,679,853	$94,145,871
Shares issued in connection with
reinvestment of distributions	719,057	8,311,041	507,796	5,508,996
	5,874,792	68,155,945	9,187,649	99,654,867
Shares repurchased	(8,426,724)	(97,960,408)	(8,957,209)	(97,461,781)
Net increase (decrease)	(2,551,932)	$(29,804,463)	230,440	$2,193,086

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 15.5% of the outstanding shares of the fund.

Dynamic Asset Allocation Conservative Fund 121

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,149,590	$68,510,103	$67,986,678	$6,567	$4,673,015
Putnam Short Term
Investment Fund**	157,023,383	271,547,841	424,331,740	89,567	4,239,484
Total Short-term
investments	$161,172,973	$340,057,944	$492,318,418	$96,134	$8,912,499

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

122 Dynamic Asset Allocation Conservative Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,000
Purchased currency option contracts (contract amount)	$28,200,000
Written equity option contracts (contract amount)	$1,000
Written currency option contracts (contract amount)	$28,200,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$384,600,000
Centrally cleared interest rate swap contracts (notional)	$210,300,000
OTC total return swap contracts (notional)	$83,600,000
Centrally cleared total return swap contracts (notional)	$77,200,000
OTC credit default contracts (notional)	$11,700,000
Centrally cleared credit default contracts (notional)	$115,400,000
Warrants (number of warrants)	400

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$3,816,496*	Payables	$871,400
Foreign exchange
contracts	Investments, Receivables	2,063,300	Payables	2,494,170
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	15,186,767*	Unrealized depreciation	2,302,966*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,486,068*	Unrealized depreciation	5,505,336*
Total		$22,552,631		$11,173,872

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Conservative Fund 123

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$2,706,851	$2,706,851
Foreign exchange
contracts	—	78,489	—	(772,166)	—	$(693,677)
Equity contracts	—	313,010	(63,414,717)	—	4,873,132	$(58,228,575)
Interest rate
contracts	—	—	(7,964,919)	—	(7,025,213)	$(14,990,132)
Total	$—	$391,499	$(71,379,636)	$(772,166)	$554,770	$(71,205,533)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$82,523	$82,523
Foreign exchange
contracts	—	134,634	—	(993,298)	—	$(858,664)
Equity contracts	3,549	—	14,155,834	—	(666,923)	$13,492,460
Interest rate
contracts	—	—	(1,716,499)	—	(99,018)	$(1,815,517)
Total	$3,549	$134,634	$12,439,335	$(993,298)	$(683,418)	$10,900,802

124 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 125

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Globa lMarkets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$ —	$ —	$73,900	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$73,900
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	110,951	—	—	—	—	—	—	—	—	—	—	110,951
Centrally cleared total return
swap contracts§	—	—	42,037	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	42,037
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	1,362	—	10,503	—	—	—	—	—	11,865
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	177,707	291,203	411,347	—	—	181,999	41,257	178,052	—	—	—	—	—	1,281,565
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	3,649,021	—	—	—	—	—	—	145,259	—	—	—	—	—	—	—	3,794,280
Forward currency contracts#	37,380	83,303	—	—	74,223	—	74,478	309,794	83,670	294,880	—	—	21,066	167,155	248,495	66,158	173,951	21,797	1,656,350
Purchased options**#	102,334	—	—	—	—	—	—	99,252	—	116,466	—	—	—	—	—	—	88,898	—	406,950
Total Assets	$139,714	$83,303	$115,937	$3,649,021	$74,223	$177,707	$365,681	$931,344	$83,670	$411,346	$328,620	$41,257	$209,621	$167,155	$248,495	$66,158	$262,849	$21,797	$7,377,898
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	38,728	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	38,728
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	731,091	—	378,347	—	—	—	—	—	—	—	—	1,109,438
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	30,388	—	—	—	—	244,323	52,094	345,423	—	—	101,397	—	97,775	—	—	—	—	—	871,400
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	57,787	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	57,787
Futures contracts§	—	—	—	289,825	—	—	—	—	—	—	157,110	—	—	—	—	—	—	—	446,935
Forward currency contracts#	229,110	29,576	—	—	102,829	—	21,607	639,473	67,394	226,777	—	—	375,418	67,278	93,821	179,611	315,375	20,815	2,369,084
Written options#	27,192	—	—	—	—	—	—	25,899	—	42,832	—	—	—	—	—	—	29,163	—	125,086
Total Liabilities	$286,690	$29,576	$96,515	$289,825	$102,829	$244,323	$73,701	$1,741,886	$67,394	$647,956	$258,507	$—	$473,193	$67,278	$93,821	$179,611	$344,538	$20,815	$5,018,458

126 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 127

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and Derivative
Net Assets	$(146,976)	$53,727	$19,422	$3,359,196	$(28,606)	$(66,616)	$291,980	$(810,542)	$16,276	$(236,610)	$70,113	$41,257	$(263,572)	$99,877	$154,674	$(113,453)	$(81,689)	$982	$2,359,440
Total collateral
received (pledged)†##	$(121,000)	$—	$—	$—	$(28,606)	$—	$291,980	$(810,542)	$—	$(110,978)	$70,113	$41,257	$(251,981)	$99,877	$154,674	$—	$(81,689)	$—
Net amount	$(25,976)	$53,727	$19,422	$3,359,196	$—	$(66,616)	$—	$—	$16,276	$(125,632)	$—	$—	$(11,591)	$—	$—	$(113,453)	$—	$982
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$104,000	$—	$—	$360,000	$—	$—	$—	$111,000	$120,266	$—	$115,685	$174,572	$—	$—	$—	$985,523
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(121,000)	$—	$—	$—	$(49,990)	$—	$—	$(1,059,840)	$—	$(110,978)	$—	$—	$(251,981)	$—	$—	$—	$(120,993)	$—	$(1,714,782)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $19,060,525 and $7,692,225, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $13,766,023 as a capital gain dividend with respect to the taxable year ended September 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 13.54% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 21.28%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $8,887,905 of distributions paid as qualifying to be taxed as interest-related dividends, and $10,652,599 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

128 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 129

PUTNAM ASSET ALLOCATION FUNDS

FORM N-1A

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(b)(1) Amended and Restated Bylaws dated as of October 17, 2014--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed on December 29, 2020.

(b)(2) Amendment to Amended and Restated Bylaws dated as of April 22, 2016--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(d)(1) Management Contract with Putnam Investment Management, LLC dated February 27, 2014; Schedule A amended as of November 22, 2019; Schedule B amended as of November 22, 2019--Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on January 27, 2020.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of November 8, 2021 -- Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014; Schedule A amended as of November 22, 2019--Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on January 27, 2020.

(d)(4) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of November 22, 2019--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed on December 29, 2020.

(e)(1) Amended and Restated Distributor’s Contract with Putnam Retail Management Limited Partnership dated July 1, 2013, for Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, and Putnam Dynamic Asset Allocation Growth Fund--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(e)(2)(i) Form of Dealer Sales Contract dated March 27, 2012--Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(e)(2)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (e)(2)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(e)(3)(i) Form of Financial Institution Sales Contract dated March 27, 2012--Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(e)(3)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (e)(3)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000--Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(g)(1) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February 10, 2006--Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed on January 26, 2007.

(g)(2) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of December 30, 2020 --Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(g)(3) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated June 25, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(h)(1) Amended & Restated Investor Servicing Agreement -- Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of November 22, 2019--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed on December 29, 2020.

(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003--Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003--Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of July 24, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated June 25, 2021 -- Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 21, 2021.

(h)(6) Amended and Restated Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated September 24, 2021; Schedules A, B and C amended as of September 24, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(h)(7) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(h)(8) Joinder Agreement No. 1 to Credit Agreement with State Street Bank and Trust Company and certain other lenders dated August 29, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 26, 2017.

(h)(9) Amendment No. 1 to Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 26, 2017.

(h)(10) Amendment No. 2 to Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(h)(11) Amendment No. 3 to Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018--Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on January 25, 2019.

(h)(12) Amendment No. 4 to Credit Agreement with State Street Bank and Trust Company, dated September 19, 2019--Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on January 27, 2020.

(h)(13) Amendment No. 5 to Credit Agreement with State Street Bank and Trust Company, dated October 18, 2019--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed on December 29, 2020.

(h)(14) Amendment No. 6 and Consent No. 3 to Credit Agreement with State Street Bank and Trust Company, dated August 27, 2020--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed on December 29, 2020.

(h)(15) Amendment No. 7 to Credit Agreement with State Street Bank and Trust Company, dated October 16, 2020--Incorporated by reference to Post-Effective Amendment No. 45 of the Registrant’s Registration Statement under the Securities Act of 1933 filed on January 27, 2021.

(h)(16) Amendment No. 8 to Credit Agreement with State Street Bank and Trust Company, dated October 15, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(h)(17) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(h)(18) First Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated August 29, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 26, 2017.

(h)(18) Second Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 26, 2017.

(h)(19) Third Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(h)(20) Fourth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018--Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on January 25, 2019.

(h)(21) Fifth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 19, 2019--Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed on January 27, 2020.

(h)(22) Sixth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated October 18, 2019--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed on December 29, 2020.

(h)(23) Seventh Amendment and Consent to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated August 27, 2020--Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed on December 29, 2020.

(h)(24) Eighth Amendment Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated October 16, 2020--Incorporated by reference to Post-Effective Amendment No. 45 of the Registrant’s Registration Statement under the Securities Act of 1933 filed on January 27, 2021.

(h)(25) Ninth Amendment Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated October 15, 2021-- Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(h)(26)(i) Form of Indemnification Agreement dated March 18, 2016--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

(h)(26)(ii) Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (h)(26)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

(h)(27) Expense Limitation Agreement with Putnam Investment Management, LLC (“PIM”) dated July 1, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(h)(28) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated June 25, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(i) Not applicable.

(j)(1) Consent of Independent Registered Public Accounting Firm – Putnam Dynamic Asset Allocation Growth Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Balanced Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Conservative Fund.

(k)       Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant--Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993. (P)

(m)(1) Class A Distribution Plan and Agreement dated November 8, 1993--Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993. (P)

(m)(2) Class B Distribution Plan and Agreement dated November 8, 1993--Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993. (P)

(m)(3) Class C Distribution Plan and Agreement dated September 1, 1994 --Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(4) Class M Distribution Plan and Agreement dated January 30, 1995--Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(5) Class R Distribution Plan and Agreement dated November 15, 2002--Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on January 29, 2003.

(m)(6)(i) Form of Dealer Service Agreement--Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(6)(ii) Schedule of Dealer Service Agreements conforming in all material respects to the Form of Dealer Service Agreement filed as Exhibit (m)(6)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(m)(7)(i) Form of Financial Institution Service Agreement--Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(7)(ii) Schedule of Financial Institution Service Agreements conforming in all material respects to the Form of Financial Institution Service Agreement filed as Exhibit (m)(7)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended March 1, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(p)(1) The Putnam Funds Code of Ethics dated June 25, 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

(p)(2) Putnam Investments Code of Ethics dated May 2021--Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed on December 27, 2021.

Item 29.	Persons Controlled by or Under Common Control with the Fund

The Registrant is not controlled by or under common control with any other person.

Item 30.	Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, (File No. 811-07121). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Massachusetts business trusts comprising The Putnam Funds (each, a “Trust”) have also agreed to contractually indemnify each Trustee. The agreement between the Trusts and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Registrant’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that each Trust severally shall indemnify and hold harmless the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, unless the Trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable.

Item 31.	Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is 100 Federal Street, Boston, Massachusetts 02110. The address of the Sub-Manager is 16 St James’s Street, London, England, SW1A 1ER.

Name and Title	Non-Putnam business, profession, vocation or employment
N/A

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

George Putnam Balanced Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Focused International Equity Fund, Putnam Funds Trust, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Large Cap Value Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Securities Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Sustainable Leaders Fund, Putnam Target Date Funds, Putnam Tax Exempt Income Fund, Putnam Tax-Free Income Trust and Putnam Variable Trust.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is 100 Federal Street, Boston, Massachusetts 02110.

Name	Position and Office with the Underwriter
Sipple, Scott C.	President
Tate, Stephen J. *	General Counsel and Secretary
Derman, Jeremy E.	Counsel and Assistant Secretary
Maher, Stephen B.	Assistant Treasurer
Norris, Cheryl A.	Assistant Treasurer
Clark, James F.**	Vice President
Ettinger, Robert D.	Financial and Operations Principal, Vice President and Treasurer
Trenchard, Mark C.***	Vice President
Higgins, Matthew W.	Chief Compliance Officer
Whitaker, Anne N.	Manager, Compliance

*Mr. Tate is Vice President and Chief Legal Officer of the Registrant.

**Mr. Clark is Vice President and Chief Compliance Officer of the Registrant.

***Mr. Trenchard is Vice President of the Registrant.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, PIM; the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodians, Putnam Fiduciary Trust Company (PFTC) and State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM, PFTC and Putnam Investor Services, Inc. is 100 Federal Street, Boston, Massachusetts 02110. State Street Bank and Trust Company is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of Putnam Asset Allocation Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 27th day of January, 2022.

Putnam Asset Allocation Funds

By: /s/ Jonathan S. Horwitz,
Executive Vice President, Principal Executive
Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title

Kenneth R. Leibler*	Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Janet C. Smith*	Vice President, Principal Financial Officer, Principal
Accounting Officer and Assistant Treasurer

Liaquat Ahamed*	Trustee

Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Katinka Domotorffy*	Trustee

Catharine Bond Hill*	Trustee

Paul L. Joskow*	Trustee

George Putnam, III*	Trustee

Manoj P. Singh*	Trustee

Mona K. Sutphen**	Trustee

By: /s/ Jonathan S. Horwitz, as Attorney-in-Fact

January 27, 2022

* Signed pursuant to power of attorney filed in Post-Effective
Amendment No. 41 to the Registrant's Registration Statement
under the Securities Act of 1933 on January 25, 2019.

** Signed pursuant to power of attorney filed in Post-Effective
Amendment No. 45 to the Registrant's Registration Statement
under the Securities Act of 1933 on January 27, 2021.

EXHIBIT INDEX

Item 28. Exhibits

(j)(1) Consent of Independent Registered Public Accounting Firm – Putnam Dynamic Asset Allocation Growth Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Balanced Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm - Putnam Dynamic Asset Allocation Conservative Fund.